UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Aggressive Growth Prepared Portfolio

Bond Portfolio

Conservative Prepared Portfolio

Enhanced Income Portfolio

GNMA Portfolio

Government Income Portfolio

Growth Prepared Portfolio

High Yield Bond Portfolio

Inflation Protected Bond Portfolio

Intermediate Government Bond Portfolio

Long Duration Bond Portfolio

Low Duration Bond Portfolio

Managed Income Portfolio

Moderate Prepared Portfolio

Total Return Portfolio II

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Managed Income Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Effective May 5, 2009, the name of the BlackRock Intermediate Bond II Portfolio changed to the BlackRock Bond Portfolio. The Fund’s portfolio management team, investment objective, strategy and process remained the same.

•	The Portfolio outperformed the benchmark Barclays Capital Intermediate Government/Credit Index for the 12-month period.

What factors influenced performance?

•

The Portfolio benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit markets. These programs, which included the Term Asset-Backed Securities Loan Facility (“TALF”), Public-Private Investment Program (“PPIP”) and agency mortgage-backed security (“MBS”) purchase program, provided support to the credit markets and encouraged investors to increase their risk appetite, which resulted in US Treasury obligations underperforming the broader spread markets during 2009. Portfolio performance for the period was positively affected by exposure to spread sectors including non-agency MBS, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), as spreads continued to narrow following the implementation of the US government quantitative easing programs.

•

During the first half of the period, Portfolio performance was hindered by its allocation to spread assets, including CMBS, non-agency MBS and ABS. Performance was hindered by duration positioning during the second half of the period, as rates rose into the second quarter and subsequently fell through the third quarter.

Describe recent Portfolio activity.

•

During the annual period, we reduced risk in the Portfolio by trimming exposure to mortgage-related and non-government spread sectors, including non-agency MBS, CMBS and ABS. We subsequently increased exposure to government sectors including US Treasury obligations, Federal Deposit Insurance Corporation (“FDIC”) guaranteed debt and foreign government obligations. We remained active in the corporate sector, further reducing exposure to financials, while increasing exposure to non-cyclical industrials with strong free cash flows.

Describe Portfolio positioning at period end.

•

Overall, the Portfolio is currently underweight in government-related sectors in favor of non-government spread sectors. Within the government-related sector, the Portfolio is overweight in FDIC-guaranteed debt and underweight in US Government Sponsored agency debt and foreign obligations. Within the non-government spread sector, the Portfolio holds an overweight exposure to agency MBS, AAA-rated CMBS and ABS relative to the benchmark. The Portfolio’s exposure to investment-grade corporate bonds is neutral relative to the benchmark. At the end of the period, the Portfolio was positioned with a slightly shorter duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	32%
Corporate Bonds	23
US Treasury Obligations	19
Non-Agency Mortgage-Backed Securities	13
Asset-Backed Securities	8
Taxable Municipal Bonds	2
Foreign Agency Obligations	1
Preferred Securities	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	69%
AA/Aa	10
A	14
BBB/Baa	6
Less than BBB/Baa	1

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	ANNUAL REPORT	SEPTEMBER 30, 2009

Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark).

3	An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.53%	7.98%	12.07%	N/A	4.20%	N/A	5.82%	N/A
Institutional	3.44	7.94	12.14	N/A	4.13	N/A	5.70	N/A
Service	3.19	7.76	11.76	N/A	3.79	N/A	5.38	N/A
Investor A	2.92	7.62	11.60	7.18%	3.75	2.90%	5.29	4.86%
Investor B	2.43	7.24	10.76	6.26	2.94	2.60	4.74	4.74
Investor C	2.34	7.36	10.82	9.82	2.99	2.99	4.52	4.52
Barclays Capital Intermediate Government/Credit Index	—	4.98	10.01	N/A	4.68	N/A	5.90	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,079.80	$2.55	$1,079.80	$2.45	$1,000.00	$1,022.61	$2.48	$1,022.71	$2.38
Institutional	$1,000.00	$1,079.40	$2.97	$1,079.40	$2.81	$1,000.00	$1,022.21	$2.89	$1,022.36	$2.74
Service	$1,000.00	$1,077.60	$4.64	$1,077.60	$4.48	$1,000.00	$1,020.61	$4.51	$1,020.76	$4.36
Investor A	$1,000.00	$1,076.20	$4.89	$1,076.20	$4.74	$1,000.00	$1,020.36	$4.76	$1,020.51	$4.61
Investor B	$1,000.00	$1,072.40	$8.83	$1,072.40	$8.68	$1,000.00	$1,016.55	$8.59	$1,016.70	$8.44
Investor C	$1,000.00	$1,073.60	$8.53	$1,073.60	$8.37	$1,000.00	$1,016.85	$8.29	$1,017.00	$8.14

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.49% for BlackRock, 0.57% for Institutional, 0.89% for Service, 0.94% for Investor A, 1.70% for Investor B and 1.64% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.47% for BlackRock, 0.54% for Institutional, 0.86% for Service, 0.91% for Investor A, 1.67% for Investor B and 1.61% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	GNMA Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s BlackRock, Institutional, Service and Investor A shares outperformed the benchmark Barclays Capital GNMA MBS Index for the 12-month period, while Investor B and Investor C shares underperformed the index.

What factors influenced performance?

•

Throughout the 12-month period, the Portfolio’s yield curve positioning had a positive effect on performance relative to the benchmark. Specifically, the Portfolio benefited from a curve-steepener trade (i.e., the Portfolio was positioned to benefit if the yield curve steepened) during the early part of the period and a curve-flattener trade during the final three months. Security selection within mortgages was also beneficial to relative performance. Positive security selection included our holdings in higher-coupon mortgage pools, as we believed prepayment rates would remain low. The Portfolio also benefited from our tactical overweighting and underweighting of 15- and 30-year mortgage pools throughout the entire period.

•

The Portfolio’s long duration bias during the first half of 2009 detracted from relative performance as interest rates rose steadily from their lows reached at the end of 2008. In an effort to mitigate the Portfolio’s duration extension risk (i.e., durations extend as interest rates rise, thereby increasing potential volatility) during the second half of the reporting period, we moved to an underweight in mortgages by purchasing US Treasury obligations. While this did reduce duration extension risk, mortgages continued to outperform Treasuries over this period, which negatively impacted relative performance.

Describe recent Portfolio activity.

•

The Portfolio’s duration relative to the benchmark moved from long to modestly short by period end, as interest rates had declined to levels last reached early in the second quarter of 2009. As previously noted, the Portfolio also moved to an underweight in mortgages by investing in Treasuries. This move ultimately reduced the Portfolio’s duration extension risk.

•

As GNMA mortgages traded at significant premiums during the period, we diversified the Portfolio’s mortgage exposure by investing some assets in more attractively valued FNMA (Fannie Mae) and FHLMC (Freddie Mac) issues.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio holds an underweight position in GNMA/US Government Sponsored Agency Securities and has a duration that is modestly short versus the benchmark. The Portfolio remains underweight in mortgages in order to reduce duration extension risk in the event that interest rates rise from their current low levels. The Portfolio holds approximately 87% of its total assets in GNMA mortgages, 5% in US Treasuries, 6% in FNMA mortgages and 2% in FHLMC mortgages.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	95%
US Treasury Obligations	5

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	100%

1	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	ANNUAL REPORT	SEPTEMBER 30, 2009

GNMA Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in the Government National Mortgage Association (GNMA) securities.

3	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.93%	3.26%	10.09%	N/A	5.84%	N/A	6.60%	N/A
Institutional	2.96	3.36	10.17	N/A	5.81	N/A	6.52	N/A
Service	2.54	3.08	9.83	N/A	5.50	N/A	6.19	N/A
Investor A	2.33	3.03	9.74	5.33%	5.41	4.56%	6.11	5.68%
Investor B	1.72	2.63	8.91	4.41	4.62	4.28	5.53	5.53
Investor C	1.73	2.67	8.99	7.99	4.65	4.65	5.30	5.30
Barclays Capital GNMA MBS Index	—	2.82	9.33	N/A	5.77	N/A	6.30	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$1,032.60	$2.60	$1,000.00	$1,022.51	$2.59
Institutional	$1,000.00	$1,033.60	$2.45	$1,000.00	$1,022.66	$2.43
Service	$1,000.00	$1,030.80	$4.28	$1,000.00	$1,020.86	$4.26
Investor A	$1,000.00	$1,030.30	$4.53	$1,000.00	$1,020.61	$4.51
Investor B	$1,000.00	$1,026.30	$8.58	$1,000.00	$1,016.60	$8.54
Investor C	$1,000.00	$1,026.70	$8.18	$1,000.00	$1,017.00	$8.14

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.51% for BlackRock, 0.48% for Institutional, 0.84% for Service, 0.89% for Investor A, 1.69% for Investor B and 1.61% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	Inflation Protected Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Barclays Capital Global Real: US TIPS Index for the 12-month period.

What factors influenced performance?

•

Overall, sector allocation contributed favorably to Portfolio performance relative to the benchmark. Investments in US Treasury obligations, agencies and, to a lesser extent, Foreign Government Obligations and agency pass-through securities all added value. Security selection within the Treasury Inflation-Protected Securities (“TIPS”) portion of the Portfolio also proved beneficial.

•

Detracting from results were the Portfolio’s out-of-index allocations to agency and non-agency adjustable-rate mortgages (“ARMs”) and a small allocation to asset-backed securities (“ABS”). During the second half of the period, we reduced the Portfolio’s exposure to shorter-maturity TIPS, opting instead to hold cash and nominal Treasuries, which also detracted from performance as TIPS rallied during the third quarter of 2009.

Describe recent Portfolio activity.

•

During the first half of the period, we tactically extended duration on a rise in Treasury rates. We reduced the Portfolio’s out-of-index exposure to agency mortgages on the back of very strong performance in the sector. We also reduced the allocation to investment-grade corporate bonds and eliminated its foreign positioning. In addition, we increased our overall inflation-linked bond exposure (through TIPS) on very attractive breakevens, and we increased agency debenture holdings on a continued belief that these investments will perform well in the current market environment.

•

During the second half of the period, we took advantage of the rally in breakeven levels by selling the front end of the curve to shorten overall duration. We also tactically increased the Portfolio’s allocation to nominal Treasuries as breakevens approached their highest levels of the year.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio held an underweight position in TIPS in favor of cash and nominal US Treasuries. The Portfolio is defensive on breakevens given the absolute levels, degree of the rally off the lows, in addition to the risks of softer economic data and uncertainty around the removal of the US Federal Reserve’s quantitative easing programs. As breakeven levels cheapen, we will look to increase the Portfolio’s allocation to inflation-linked bonds. At the end of the period, the Portfolio’s exposure to inflation-linked bonds stood at approximately 81% of net assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Treasury Obligations	99%
Foreign Government Obligations	1

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	100%

1	For Foreign Government Obligations the higher of S&P’s or Moody’s rating is used and also includes US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	ANNUAL REPORT	SEPTEMBER 30, 2009

Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

3	An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[5]
			1 Year		5 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	(1.12)%	3.98%	7.58%	N/A	5.69%	N/A	6.40%	N/A
Institutional	(1.23)	3.90	7.40	N/A	5.58	N/A	6.36	N/A
Service	(1.51)	3.77	7.16	N/A	5.26	N/A	5.77	N/A
Investor A	(1.49)	3.70	7.11	2.78%	5.27	4.41%	6.01	5.18%
Investor B	(2.25)	3.16	6.08	1.58	4.43	4.10	5.22	5.07
Investor C	(2.31)	3.24	6.16	5.16	4.46	4.46	5.31	5.31
Barclays Capital Global Real: US TIPS Index	—	3.76	5.67	N/A	4.79	N/A	5.54	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.
6	The Portfolio commenced operations on June 28, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[9]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$1,039.80	$1.64	$1,039.80	$1.59	$1,000.00	$1,023.46	$1.62	$1,023.51	$1.57
Institutional	$1,000.00	$1,039.00	$2.04	$1,039.00	$2.04	$1,000.00	$1,023.06	$2.03	$1,023.06	$2.03
Service	$1,000.00	$1,037.70	$3.42	$1,037.70	$3.42	$1,000.00	$1,021.71	$3.40	$1,021.71	$3.40
Investor A	$1,000.00	$1,037.00	$3.63	$1,037.00	$3.63	$1,000.00	$1,021.51	$3.60	$1,021.51	$3.60
Investor B	$1,000.00	$1,031.60	$7.49	$1,031.60	$7.44	$1,000.00	$1,017.70	$7.44	$1,017.75	$7.38
Investor C	$1,000.00	$1,032.40	$7.44	$1,032.40	$7.39	$1,000.00	$1,017.75	$7.38	$1,017.80	$7.33

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.40% for Institutional, 0.67% for Service, 0.71% for Investor A, 1.47% for Investor B and 1.46% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.31% for BlackRock, 0.40% for Institutional, 0.67% for Service, 0.71% for Investor A, 1.46% for Investor B and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	9

Portfolio Summary as of September 30, 2009	Intermediate Government Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the 12-month period, the Portfolio’s Institutional, Service and Investor A shares outperformed its benchmark, the Barclays Capital Intermediate Government Index, while Investor B and Investor C shares underperformed the index.

What factors influenced performance?

•

Throughout the 12-month period, the Portfolio’s yield curve positioning had a positive effect on performance relative to the benchmark. Specifically, the Portfolio benefited from a curve-flattener trade (i.e., the Portfolio was positioned to benefit if the yield curve flattened) during June and July 2009.

•

In addition, exposure to agency mortgages was beneficial throughout the period, as the asset class was buoyed by a significant amount of government support. Likewise, exposure to ABS was additive as spreads tightened throughout 2009, following the successful implementation of the TALF program.

•

The Portfolio’s long duration bias throughout parts of the second quarter of 2009 detracted from performance, as interest rates rose steadily during this period. The Portfolio’s allocations to CMBS and non-agency mortgage-backed securities, which are not included in the benchmark, also detracted from performance as these sectors experienced historic levels of volatility during October and November 2008. These same assets, however, have rebounded significantly from their lows reached late in 2008, and are among the best performers for the year to date as of September 30, 2009.

Describe recent Portfolio activity.

•

Throughout 2009, we acquired positions in newly issued FDIC-guaranteed and foreign agency obligations. We also increased Portfolio exposure to US Treasury obligations in concert with a decrease in exposure to US Government Sponsored Agency Securities, as pricing dynamics changed throughout the period and Treasuries became more attractive than mortgages on a relative value basis. Finally, we gradually reduced CMBS, ABS and non-agency mortgage-backed securities, selling into strength as spreads tightened throughout the second and third quarters of 2009.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio remains underweight in US Treasury obligations and US Government Sponsored Agency Securities relative to the benchmark. The Portfolio has exposure to other government-related sectors, including FDIC-guaranteed debt, foreign agency obligations and CMBS. The Portfolio also holds modest out-of-index positions in nonagency mortgage-backed securities, including CMBS, ABS and nonagency mortgage-backed securities, focusing predominately on the most senior issues in the capital structure that are also backed by strong collateral. Although spreads have tightened significantly in these sectors, they continue to trade at attractive levels. Furthermore, these sectors should benefit from current government initiatives, including the TALF program and the PPIP. At period-end, the Portfolio has a neutral duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Treasury Obligations	46%
US Government Sponsored Agency Securities	42
Non-Agency Mortgage-Backed Securities	6
Asset-Backed Securities	2
Corporate Bonds	2
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	97%
AA/Aa	1
A	1
Less than BBB/Baa	1

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Treasury Obligations and US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

10	ANNUAL REPORT	SEPTEMBER 30, 2009

Intermediate Government Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government Index (the benchmark).

3	An unmanaged index comprised of US government securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.75%	2.42%	7.15%	N/A	4.54%	N/A	5.48%	N/A
Service	2.45	2.27	6.94	N/A	4.25	N/A	5.17	N/A
Investor A	2.27	2.20	6.80	2.54%	4.12	3.27%	5.04	4.62%
Investor B	1.82	1.83	5.89	1.39	3.31	2.96	4.47	4.47
Investor C	1.56	1.81	6.03	5.03	3.32	3.32	4.24	4.24
Barclays Capital Intermediate Government Index	—	0.17	6.26	N/A	4.88	N/A	5.69	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,024.20	$3.15	$1,024.20	$3.10	$1,000.00	$1,021.96	$3.14	$1,022.01	$3.09
Service	$1,000.00	$1,022.70	$4.61	$1,022.70	$4.61	$1,000.00	$1,020.51	$4.61	$1,020.51	$4.61
Investor A	$1,000.00	$1,022.00	$5.27	$1,022.00	$5.27	$1,000.00	$1,019.85	$5.27	$1,019.85	$5.27
Investor B	$1,000.00	$1,018.30	$9.31	$1,018.30	$9.26	$1,000.00	$1,015.84	$9.30	$1,015.89	$9.25
Investor C	$1,000.00	$1,018.10	$9.16	$1,018.10	$9.11	$1,000.00	$1,015.99	$9.15	$1,016.04	$9.10

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.91% for Service, 1.04% for Investor A, 1.84% for Investor B and 1.81% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.91% for Service, 1.04% for Investor A, 1.83% for Investor B and 1.80% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	11

Portfolio Summary as of September 30, 2009	Long Duration Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Barclays Capital Long Government/Credit Index for the 12-month period.

What factors influenced performance?

•

Aiding performance in the first half of the period were the Portfolio’s underweight in US investment-grade corporate bonds, as well as security selection within investment-grade corporate bonds — specifically a preference for industrials over financials. An overweight in US Government Sponsored Agency Securities also added to performance as agency MBS responded well to significant government support through the US Federal Reserve’s mortgage purchase program. The primary detractor from performance during the first six months was the Portfolio’s overweight in US spread assets, including CMBS, ABS and MBS, with the largest detraction resulting from the CMBS and non-agency MBS allocations. These sectors experienced historical levels of volatility throughout the period, most notably during October and November of 2008.

•

During the last six months, the Portfolio’s overweight in the above mentioned spread sectors, namely MBS, ABS and AAA-rated CMBS, benefited performance relative to the benchmark, with the CMBS and ABS allocations being the most notable contributors. Valuations in these sectors continue to improve following the expansion of the TALF program and the introduction of the PPIP. An overweight in investment-grade corporate bonds also contributed to performance as risk appetite returned to the market. In contrast, security selection within the corporate sector detracted from performance in the second half of the period as lower-quality sectors outperformed high quality.

Describe recent Portfolio activity.

•

During the annual period, we increased the Portfolio’s allocation to high-quality spread sectors through its exposure to investment-grade corporate bonds, thereby moving to an overweight versus the benchmark. At the same time, we reduced exposure to other spread sectors including agency MBS, non-agency MBS, CMBS and ABS. Within the investment-grade corporate bonds sector, we favor non-cyclical industrial issuers with high levels of free cash flow. Within the government-related sector, we increased the Portfolio’s exposure to US Government Sponsored agency debt and foreign obligations, which have been providing attractive yields relative to US Treasury obligations.

Describe Portfolio positioning at period end.

•

The Portfolio ended the period modestly short in duration relative to the benchmark, with a yield-curve-flattener in place. We were modestly overweight in CMBS, MBS and ABS, but have de-risked the Portfolio. We maintain an overweight in investment-grade corporate bonds, but are underweight in Treasuries and US Government Sponsored agency debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	52%
US Treasury Obligations	18
US Government Sponsored Agency Securities	11
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	5
Preferred Securities	3
Taxable Municipal Bonds	2
Foreign Government Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	39%
AA/Aa	11
A	31
BBB/Baa	19

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Treasury Obligations and US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

12	ANNUAL REPORT	SEPTEMBER 30, 2009

Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark).

3	An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[5]
			1 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.08%	14.00%	22.65%	N/A	8.17%	N/A
Institutional	4.05	13.98	22.75	N/A	8.14	N/A
Investor A	3.63	13.82	22.81	17.85%	7.82	5.57%
Barclays Capital Long Government/Credit Index	—	11.55	18.36	N/A	7.63	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on October 19, 2007.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,140.00	$2.31	$1,000.00	$1,022.91	$2.18
Institutional	$1,000.00	$1,139.80	$2.52	$1,000.00	$1,022.71	$2.38
Investor A	$1,000.00	$1,138.20	$4.02	$1,000.00	$1,021.31	$3.80

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.43% for BlackRock, 0.47% for Institutional and 0.75% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period the fund was open during the one-half year period).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	13

Portfolio Summary as of September 30, 2009	Managed Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Barclays Capital US Aggregate Bond Index for the 12-month period.

What factors influenced performance?

•

The Portfolio benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit markets. These programs which included the TALF, PPIP and agency MBS purchase program, provided support to the credit markets and encouraged investors to increase their risk appetite, which resulted in US Treasury obligations underperforming the broader spread markets during 2009. Portfolio performance for the period was positively affected by exposure to spread sectors including non-agency MBS, CMBS and ABS, as well as investment grade corporates, as spreads continued to narrow following the implementation of the US government quantitative easing programs.

•

During the first half of the period, Portfolio performance was hindered by its allocation to spread assets, including CMBS, non-agency MBS and ABS. Performance was hindered by duration positioning during the second half of the period, as rates rose into the second quarter and subsequently fell through the third quarter.

Describe recent Portfolio activity.

•

During the annual period, we reduced risk in the Portfolio by trimming exposure to mortgage-related and non-government spread sectors including non-agency MBS, CMBS and ABS. We subsequently increased exposure to government sectors including US Treasury obligations, US Government Sponsored agency debt, FDIC-guaranteed debt and foreign government obligations. We remained active in the corporate sector, further reducing exposure to financials while increasing exposure to noncyclical industrials with strong free cash flows.

Describe Portfolio positioning at period end.

•

The Portfolio is currently underweight in government-related sectors in favor of non-government spread sectors. Within the government-related sector, the Portfolio is overweight in FDIC-guaranteed debt and underweight in US Government Sponsored agency debt, agency MBS and foreign obligations. Within the non-government spread sector, the Portfolio is overweight in AAA-rated CMBS, ABS and investment-grade corporate bonds. The Portfolio also holds an out-of-index allocation to nonagency MBS. At the end of the period, the Portfolio was positioned with a slightly shorter duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	43%
Non-Agency Mortgage-Backed Securities	21
Corporate Bonds	12
US Treasury Obligations	11
Asset-Backed Securities	8
Taxable Municipal Bonds	2
Preferred Securities	1
Foreign Government Obligations	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	73%
AA/Aa	7
A	10
BBB/Baa	5
Less than BBB/Baa	5

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

14	ANNUAL REPORT	SEPTEMBER 30, 2009

Managed Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Index (the benchmark).

3	This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.75%	12.42%	12.54%	N/A	3.80%	N/A	5.62%	N/A
Service	3.45	12.26	12.21	N/A	3.49	N/A	5.30	N/A
Investor A	3.22	12.33	12.24	7.78%	3.44	2.60%	5.19	4.76%
Investor B	2.71	11.88	11.20	6.70	2.62	2.28	4.63	4.63
Investor C	2.54	11.81	11.15	10.15	2.63	2.63	4.30	4.30
Barclays Capital US Aggregate Bond Index	—	5.59	10.56	N/A	5.13	N/A	6.30	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,124.20	$3.73	$1,124.20	$3.51	$1,000.00	$1,021.56	$3.55	$1,021.76	$3.35
Service	$1,000.00	$1,122.60	$5.32	$1,122.60	$5.11	$1,000.00	$1,020.05	$5.06	$1,020.26	$4.86
Investor A	$1,000.00	$1,123.30	$5.75	$1,123.30	$5.54	$1,000.00	$1,019.65	$5.47	$1,019.85	$5.27
Investor B	$1,000.00	$1,118.80	$10.20	$1,118.80	$9.99	$1,000.00	$1,015.44	$9.70	$1,015.64	$9.50
Investor C	$1,000.00	$1,118.10	$9.93	$1,118.10	$9.72	$1,000.00	$1,015.69	$9.45	$1,015.89	$9.25

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 1.00% for Service, 1.08% for Investor A, 1.92% for Investor B and 1.87% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.66% for Institutional, 0.96% for Service, 1.04% for Investor A, 1.88% for Investor B and 1.83% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	15

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to December 20, 2002, GNMA Portfolio’s BlackRock Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Share fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Investor B shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	ANNUAL REPORT	SEPTEMBER 30, 2009

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through borrowings, including participation in the TALF or through entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolios’ performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	17

Schedule of Investments September 30, 2009	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A4,
5.17%, 1/01/18	USD	940	$1,021,537
American Express Issuance Trust, Series 2008-2, Class A,
4.02%, 1/18/11		7,075	7,148,600
AMRESCO Independence Funding, Inc., Series 2000-1A, Class A,
1.40%, 1/15/27(a)(b)		597	358,323
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)		7,210	7,214,096
Bear Stearns Asset Backed Securities Trust, Series 2006-3, Class A1,
0.40%, 8/25/36(b)		1,504	1,363,445
Chase Issuance Trust, Series 2009-A7, Class A7,
0.69%, 9/17/12(b)		10,475	10,475,807
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A,
0.36%, 3/25/37(b)		812	610,570
Conseco Financial Corp., Series 1996-7, Class A6,
7.65%, 10/15/27(b)		394	393,216
Countrywide Asset-Backed Certificates, Series 2007-12, Class 2A1,
0.60%, 5/25/29(b)		3,905	3,570,764
DT Auto Owner Trust, Series 2007-A, Class A3,
5.60%, 3/15/13(b)		3,473	3,505,565
Ford Credit Auto Owner Trust:
Series 2009-A, Class A3B, 2.74%, 1/15/12(b)		18,730	19,292,376
Series 2007-A, Class A4B, 0.29%, 6/15/12(b)		5,300	5,253,733
GSAA Trust, Series 2004-8, Class A3A,
0.62%, 9/25/34(b)		235	137,736
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A,
1.25%, 1/15/24(a)(b)		246	182,022
Mbart, Series 2009-1, Class A3,
1.70%, 1/15/14		8,215	8,214,795
Nissan Auto Receivables Owner Trust:
Series 2009-1, Class A2, 3.92%, 4/15/11		6,710	6,807,426
Series 2009-A, Class A2, 2.94%, 7/15/11		5,605	5,675,853
PECO Energy Transition Trust, Series 2001-A, Class A1,
6.52%, 12/31/10		3,510	3,647,186
PMC Capital LP, Series 1998-1, Class A,
2.25%, 4/01/21(a)(b)		784	509,518
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1,
0.31%, 11/25/36(b)		819	785,546
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(b)		8,030	8,161,588
Series 2008-5, Class A3, 1.80%, 1/25/18(b)		2,030	2,079,035
Series 2005-4, Class A2, 0.58%, 4/26/21(b)		2,375	2,354,160
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		5,470	5,666,479
Series 2005-8, Class A4, 1.25%, 1/25/28(b)		7,375	7,150,800
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.90%, 1/21/10(a)(b)		2	1,767
Structured Asset Securities Corp., Series 2003-AL1, Class A,
3.36%, 4/25/31(a)		1,648	1,438,832
SWB Loan-Backed Certificates, Series 1999-1, Class A,
7.38%, 5/15/25(a)		640	537,333

Total Asset-Backed Securities — 10.4%			113,558,108

Preferred Securities
Capital Trusts
Banks — 0.5%
Barclays Bank Plc,
7.38%(a)(b)(c)(d)		1,500	1,312,500
State Street Capital Trust III,
8.25%, 3/15/42(b)		4,175	4,087,742

			5,400,242

Diversified Financial Services — 0.7%
Credit Suisse/Guernsey,
5.86%(b)(c)(d)		4,450	3,382,000
General Electric Capital Corp.,
6.38%, 11/15/67(b)		1,615	1,336,413
JPMorgan Chase & Co.,
7.90%(b)(d)		3,000	2,880,510

			7,598,923

Insurance — 0.3%
Chubb Corp.,
6.38%, 3/29/67(b)		950	855,000
The Progressive Corp.,
6.70%, 6/15/37(b)		1,580	1,358,323
The Travelers Cos., Inc.,
6.25%, 3/15/37(b)		1,000	879,226

			3,092,549

Total Preferred Securities — 1.5%			16,091,714

Corporate Bonds
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.,
5.20%, 8/15/15(a)		680	709,071

Automobiles — 0.4%
Daimler Finance North America LLC:
4.88%, 6/15/10		2,000	2,038,808
5.75%, 9/08/11		2,125	2,232,006
6.50%, 11/15/13		475	511,743

			4,782,557

Beverages — 0.2%
Bottling Group LLC,
6.95%, 3/15/14		1,450	1,689,905

Capital Markets — 2.9%
The Bank of New York Mellon Corp.,
4.30%, 5/15/14		4,795	5,077,665
The Goldman Sachs Group, Inc.,
5.25%, 10/15/13		5,075	5,387,696
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(e)		2,550	255

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated certain descriptions according to the list on the right.	AUD	Australian Dollar	GO	General Obligation
	CAD	Candadian Dollar	JPY	Japanese Yen
	EUR	Euro	LIBOR	London InterBank Offered Rate
	EURIBOR	Euro InterBank Offered Rate	RB	Revenue Bonds
	FGIC	Financial Guaranty Insurance Co.	TBA	To-Be-Announced
	FSA	Financial Security Assurance	USD	US Dollar
	GBP	British Pound

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Capital Markets (concluded)
Morgan Stanley:
6.75%, 4/15/11	USD	350	$373,196
0.79%, 1/09/12(b)(f)		10,025	9,756,912
5.55%, 4/27/17		505	503,085
6.25%, 8/28/17(f)		2,875	2,992,473
5.63%, 9/23/19		3,175	3,121,974
TIAA Global Markets, Inc.,
5.13%, 10/10/12(a)		3,775	4,049,635

			31,262,891

Commercial Banks — 0.7%
Deutsche Bank AG,
5.38%, 10/12/12(c)		3,175	3,434,537
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		3,575	3,754,973
6.00%, 10/01/17		930	978,126

			8,167,636

Consumer Finance — 0.2%
SLM Corp.,
0.69%, 1/31/14(b)		3,750	2,235,413

Diversified Financial Services — 3.5%
Bank of America Corp.:
6.00%, 9/01/17(f)		2,400	2,428,159
5.75%, 12/01/17		495	494,098
The Bear Stearns Cos. LLC:
5.50%, 8/15/11		1,725	1,806,239
6.95%, 8/10/12		3,460	3,851,620
BP Capital Markets Plc,
3.13%, 3/10/12(c)		4,000	4,132,300
Countrywide Financial Corp.,
5.80%, 6/07/12		3,085	3,254,379
EnCana Holdings Finance Corp.,
5.80%, 5/01/14(c)		980	1,060,667
General Electric Capital Corp.:
4.88%, 10/21/10		4,120	4,248,482
5.00%, 12/01/10		8,200	8,475,766
5.00%, 11/15/11		1,030	1,084,130
JPMorgan Chase & Co.:
6.25%, 2/15/11		1,500	1,565,044
3.70%, 1/20/15		4,675	4,633,771
Xstrata Finance Ltd.,
5.80%, 11/15/16(a)(c)		1,025	1,007,780

			38,042,435

Diversified Telecommunication Services — 3.5%
AT&T, Inc.:
5.88%, 2/01/12		130	141,031
4.95%, 1/15/13		3,525	3,758,355
SingTel Optus Finance Ltd.,
8.00%, 6/22/10(a)(c)		1,425	1,480,363
Sprint Capital Corp.,
7.63%, 1/30/11		635	650,081
Telecom Italia Capital SA:
6.20%, 7/18/11(c)		3,875	4,126,557
5.25%, 11/15/13(c)		3,540	3,723,882
5.25%, 10/01/15(c)		600	621,163
Telefonica Emisiones SAU:
5.98%, 6/20/11(c)		3,500	3,729,254
5.86%, 2/04/13(c)		1,875	2,042,138
6.42%, 6/20/16(c)		2,200	2,470,747
Telefonica Europe BV,
7.75%, 9/15/10(c)		510	539,475
TELUS Corp.,
8.00%, 6/01/11(c)		2,560	2,785,510
Verizon Communications, Inc.:
8.75%, 11/01/18(f)		3,850	4,809,612
6.35%, 4/01/19		2,250	2,484,601
Verizon New Jersey, Inc.,
5.88%, 1/17/12		5,015	5,389,896

			38,752,665

Electric Utilities — 3.0%
Carolina Power & Light Co.,
5.30%, 1/15/19		2,425	2,626,316
Dominion Resources, Inc.,
5.13%, 12/15/09		455	458,477
Duke Energy Carolinas LLC,
5.25%, 1/15/18		925	991,657
EDP Finance BV,
5.38%, 11/02/12(a)(c)(f)		10,200	10,988,776
NiSource Finance Corp.:
0.98%, 11/23/09(b)		2,450	2,448,150
7.88%, 11/15/10		2,400	2,525,513
PacifiCorp,
5.50%, 1/15/19		3,550	3,856,138
PECO Energy Co.,
5.95%, 11/01/11		1,900	2,061,272
Progress Energy, Inc.,
7.10%, 3/01/11		3,739	3,963,744
Scottish Power Ltd.,
4.91%, 3/15/10(c)		2,300	2,341,862

			32,261,905

Energy Equipment & Services — 0.2%
Halliburton Co.,
5.50%, 10/15/10(f)		1,850	1,929,711

Food & Staples Retailing — 0.4%
CVS Caremark Corp.,
0.66%, 6/01/10(b)		4,500	4,503,263

Food Products — 0.6%
Kraft Foods, Inc.:
6.00%, 2/11/13		1,280	1,372,956
6.50%, 8/11/17		5,025	5,435,784

			6,808,740

Health Care Providers & Services — 0.4%
UnitedHealth Group, Inc.,
5.25%, 3/15/11		2,600	2,702,245
WellPoint, Inc.,
5.00%, 1/15/11		1,925	1,983,990

			4,686,235

Insurance — 3.1%
Hartford Life Global Funding Trusts,
0.48%, 6/16/14(b)		5,100	3,797,338
MetLife, Inc.,
7.72%, 2/15/19		2,725	3,208,077
Metropolitan Life Global Funding I:
2.88%, 9/17/12(a)		1,100	1,095,427
5.13%, 4/10/13(a)		2,325	2,410,625
5.13%, 6/10/14(a)		3,625	3,787,001
Monumental Global Funding Ltd.,
0.42%, 6/16/10(a)(b)(c)		4,940	4,809,048
New York Life Global Funding,
5.25%, 10/16/12(a)		4,650	5,009,323
Pricoa Global Funding I,
5.40%, 10/18/12(a)		3,800	3,990,095
Prudential Financial, Inc.:
5.80%, 6/15/12		2,175	2,288,085
4.75%, 9/17/15		3,760	3,733,620

			34,128,639

Media — 2.1%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13		1,235	1,434,392
Comcast Cable Holdings LLC,
7.88%, 8/01/13		735	834,124
Comcast Corp.:
5.45%, 11/15/10		4,000	4,158,012
5.90%, 3/15/16		1,250	1,343,377
Cox Communications, Inc.:
7.75%, 11/01/10		3,695	3,910,012
7.13%, 10/01/12		900	1,003,970
8.38%, 3/01/39(a)		1,975	2,436,311
News America Holdings, Inc.:
9.50%, 7/15/24		550	669,411
8.50%, 2/23/25		650	718,469
TCI Communications, Inc.,
8.75%, 8/01/15		965	1,164,480

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	19

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Media (concluded)
Time Warner Cable, Inc.,
5.85%, 5/01/17	USD	1,940	$2,045,433
Time Warner, Inc.:
6.75%, 4/15/11		1,110	1,186,328
6.88%, 5/01/12		1,665	1,832,865
Turner Broadcasting System, Inc.,
8.38%, 7/01/13		300	342,333

			23,079,517

Oil, Gas & Consumable Fuels — 2.7%
Canadian Natural Resources Ltd.,
5.70%, 5/15/17(c)		810	860,803
Cenovus Energy, Inc.,
6.75%, 11/15/39(a)		1,500	1,616,299
Chevron Corp.,
3.45%, 3/03/12		4,895	5,096,023
ConocoPhillips:
8.75%, 5/25/10		2,400	2,533,577
4.60%, 1/15/15		5,100	5,443,199
Enterprise Products Operating LLC:
4.95%, 6/01/10		4,955	5,032,253
6.13%, 10/15/39		1,225	1,237,679
Shell International Finance BV,
4.00%, 3/21/14(c)		4,350	4,569,310
XTO Energy, Inc.,
6.25%, 8/01/17		2,700	2,914,707

			29,303,850

Pharmaceuticals — 2.0%
Abbott Laboratories,
5.60%, 5/15/11		1,250	1,337,545
Eli Lilly & Co.,
3.55%, 3/06/12		1,920	2,010,643
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		2,000	2,148,666
Merck & Co., Inc.,
4.00%, 6/30/15		3,245	3,409,642
Pfizer, Inc.,
5.35%, 3/15/15(f)		6,315	6,992,644
Roche Holding, Inc.:
2.39%, 2/25/11(a)(b)		895	919,292
5.00%, 3/01/14(a)		3,975	4,297,277
Schering-Plough Corp.,
5.55%, 12/01/13		795	870,360

			21,986,069

Software — 0.5%
Oracle Corp.:
5.00%, 1/15/11(f)		3,650	3,817,458
5.75%, 4/15/18		1,320	1,454,429

			5,271,887

Tobacco — 0.3%
Philip Morris International, Inc.,
4.88%, 5/16/13		2,915	3,096,683

Wireless Telecommunication Services — 1.8%
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11(a)		9,510	9,811,724
Rogers Communications, Inc.,
6.25%, 6/15/13(c)		2,575	2,783,915
Vodafone Group Plc:
7.75%, 2/15/10(c)		1,845	1,891,127
4.15%, 6/10/14(c)		5,000	5,134,635
5.00%, 9/15/15(c)		110	116,242

			19,737,643

Total Corporate Bonds — 28.6%			312,436,715

Foreign Agency Obligations(c)
Eksportfinans ASA,
5.50%, 5/25/16		3,025	3,267,523
FIH Erhvervsbank A/S,
2.45%, 8/17/12(a)		9,230	9,336,034
Japan Finance Corp.,
2.00%, 6/24/11		2,730	2,764,898
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		1,220	1,329,499
4.38%, 1/15/13		780	827,932
4.13%, 7/15/13		355	374,087
4.00%, 2/02/15		710	738,621
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(a)		925	938,743

Total Foreign Agency Obligations — 1.8%			19,577,337

Foreign Government Obligations
Canada — 0.4%
Province of Ontario Canada,
4.10%, 6/16/14(c)		3,860	4,081,043

Mexico — 0.1%
Mexico Government International Bond:
5.63%, 1/15/17(c)		330	342,540
7.50%, 4/08/33(c)		200	237,500

			580,040

United Kingdom — 0.2%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP	1,405	2,321,870

Total Foreign Government Obligations — 0.7%			6,982,953

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.3%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A,
3.94%, 10/25/34(b)	USD	1,507	1,212,112
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.99%, 11/25/34(b)		1,613	1,107,607
Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1,
0.60%, 1/25/35(b)		1,236	747,608
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		5,145	4,656,079
Series 2006-OA21, Class A1, 0.44%, 3/20/47(b)		2,371	1,198,840
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.79%, 2/25/35(b)		771	484,162
Series 2006-OA5, Class 2A1, 0.45%, 4/25/46(b)		994	472,128
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		1,161	772,337
Deutsche ALT-A Securities, Inc.:
Series 2006-AR3, Class A3, 0.34%, 8/25/36(b)		1,296	1,254,448
Series 2006-OA1, Class A1, 0.45%, 2/25/47(b)		779	375,728
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1,
4.15%, 10/25/34(b)		2,613	2,024,207
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(b)		535	476,651
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.43%, 12/25/36(b)		2,237	1,080,778
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		488	413,976
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		581	532,038

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
MortgageIT Trust, Series 2004-1, Class A1,
0.64%, 11/25/34(b)	USD	2,803	$1,724,018
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-6, Class 4A1, 4.84%, 6/25/34(b)		6,160	5,577,199
Series 2004-13, Class A2, 0.55%, 9/25/34(b)		704	507,113
WaMu Mortgage Pass-Through Certificates:
Series 2007-OA4, Class 1A, 1.67%, 5/25/47(b)		1,183	617,875
Series 2007-OA5, Class 1A, 1.65%, 6/25/47(b)		1,019	548,042

			25,782,946

Commercial Mortgage-Backed Securities — 13.7%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/36		3,693	3,820,340
Series 2005-3, Class A2, 4.50%, 7/10/43		3,930	3,934,534
Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2,
7.32%, 10/15/32		1,750	1,808,838
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4,
5.89%, 8/15/17(b)		893	833,162
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B,
6.22%, 9/10/17(b)		3,730	3,098,176
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%, 7/10/37(b)		2,385	2,343,327
Series 2005-C6, Class A2, 5.00%, 6/10/44		6,645	6,686,157
CS First Boston Mortgage Securities Corp.:
Series 2001-CF2, Class A4, 6.51%, 1/15/11		3,989	4,109,785
Series 2002-CP5, Class A2, 4.94%, 12/15/35		6,185	6,402,292
Series 2002-CKS4, Class A2, 5.18%, 11/15/36		4,050	4,173,334
First Union National Bank Commercial Mortgage:
Series 2001-C3, Class A3, 6.42%, 6/15/11		6,379	6,705,227
Series 1999-C4, Class C, 7.79%, 12/15/31(a)		5,690	5,687,943
Series 2000-C2, Class A2, 7.20%, 10/15/32		3,751	3,866,698
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3,
6.27%, 12/10/35		4,850	5,143,846
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(b)		3,364	3,449,076
Series 2000-C3, Class A2, 6.96%, 9/15/35		5,856	6,087,356
Series 2003-C2, Class A2, 5.67%, 5/10/40(b)		5,830	6,081,240
Series 2004-C3, Class A3, 4.21%, 12/10/41		2,695	2,701,571
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A2, 4.31%, 1/10/10		5,707	5,673,266
Series 2006-GG7, Class A2, 6.03%, 7/10/38(b)(g)		19,500	19,771,321
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB9, Class A2, 5.11%, 5/12/11(b)		7,067	6,947,740
Series 2004-CB8, Class A1A, 4.16%, 1/12/39(a)		2,010	1,866,225
Series 2005-LDP4, Class A2, 4.79%, 10/15/42		6,200	6,200,763
JPMorgan Commercial Mortgage Finance Corp., Series 1997-C5, Class E,
7.61%, 9/15/29		2,504	2,516,269
LB-UBS Commercial Mortgage Trust:
Series 2001-C3, Class A2, 6.37%, 12/15/28		6,505	6,821,914
Series 2007-C7, Class A3, 5.87%, 9/15/45(b)		4,825	4,258,235
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A2,
4.56%, 6/12/43(h)		5,225	5,232,286
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 6.10%, 7/15/17(b)		5,705	4,697,600
Series 2005-C17, Class A2, 4.78%, 3/15/42		6,212	6,210,202
Series 2005-C21, Class A3, 5.38%, 10/15/44(b)		2,270	2,284,570

			149,413,293

Interest Only Collateralized Mortgage Obligations — 0.1%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
2.06%, 5/25/36(a)(b)		23,987	743,518

Total Non-Agency Mortgage-Backed Securities — 16.1%			175,939,757

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56,
7.46%, 1/01/23		316	313,171

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
3.63%, 5/01/14		1,950	2,018,562
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		1,650	1,736,493
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		1,190	1,313,867
Sales Tax Asset Receivable Corp., New York RB (FGIC Insured), Series B,
3.83%, 10/15/09		1,280	1,281,638
State of California Various Purpose GO,
5.45%, 4/01/15		7,625	8,054,059
State of Texas GO,
5.52%, 4/01/39		3,960	4,197,957
State of Wisconsin RB (FSA Insured), Series A,
4.80%, 5/01/13		1,910	2,003,781

Total Taxable Municipal Bonds — 1.9%			20,606,357

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.3%
Fannie Mae:
5.25%, 8/01/12-9/15/16		9,645	10,645,448
4.63%, 5/01/13(i)		1,960	2,065,830
2.75%, 2/05/14		8,250	8,358,859
Federal Farm Credit Bank,
2.63%, 4/17/14		14,000	14,051,912
Federal Home Loan Bank:
5.53%, 11/03/14		7,880	8,013,487
5.63%, 6/13/16		4,430	4,471,195
Freddie Mac,
1.75%, 6/15/12		3,800	3,820,060
Small Business Administration, Series 2001-P10B, Class 1,
6.34%, 8/01/11		200	209,604
Small Business Administration Participation Certificates:
Series 1992-20H, 7.40%, 8/01/12		187	193,482
Series 1996-20H, Class 1, 7.25%, 8/01/16		651	713,421

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	21

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Agency Obligations (concluded)
Tennessee Valley Authority,
5.25%, 9/15/39	USD	5,425	$5,724,042

			58,267,340

Collateralized Mortgage Obligations — 4.5%
Fannie Mae:
Series 2005-88, Class PA, 5.00%, 9/25/24		1,923	1,946,424
Series 2005-97, Class HM, 5.00%, 1/25/26		3,556	3,649,614
Series 2005-118, Class MC, 6.00%, 1/25/32		3,715	3,842,950
Series 2002-T6, Class A1, 3.31%, 2/25/32		1,145	1,078,582
Series 2005-109, Class PV, 6.00%, 10/25/32		9,171	9,902,667
Series 2005-118, Class WA, 6.00%, 10/25/33		3,838	3,970,602
Series 2005-29, Class AT, 4.50%, 4/25/35		1,614	1,692,709
Series 2005-29, Class WB, 4.75%, 4/25/35		5,190	5,452,667
Series 2005-62, Class CQ, 4.75%, 7/25/35		6,729	7,097,678
Freddie Mac:
Series 2391, Class VA, 6.00%, 5/15/18		1,469	1,478,596
Series 2626, Class NA, 5.00%, 6/15/23		4,107	4,203,261
Series 3294, Class NA, 5.50%, 7/15/27		4,117	4,238,093

			48,553,843

Federal Deposit Insurance Corporation Guaranteed — 7.9%
Citibank, N.A.:
1.38%, 8/10/11		15,600	15,655,786
1.25%, 9/22/11		17,775	17,777,293
Citigroup Funding, Inc.:
2.13%, 7/12/12(f)		4,420	4,468,792
1.88%, 10/22/12		9,000	9,017,433
Citigroup, Inc.,
2.13%, 4/30/12		8,410	8,529,027
General Electric Capital Corp.:
2.25%, 3/12/12		5,700	5,802,936
2.00%, 9/28/12		5,700	5,731,766
2.13%, 12/21/12		12,055	12,164,495
2.63%, 12/28/12		7,350	7,530,450

			86,677,978

Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae, Series 2009-26, Class SC,
6.16%, 1/16/38(b)		8,618	834,539

Mortgage-Backed Securities — 21.5%
Fannie Mae Mortgage-Backed Securities:
6.00%, 5/01/16-11/01/37		34,650	36,772,872
5.00%, 1/01/23-2/01/24		23,427	24,614,737
5.50%, 10/01/24(j)		400	422,875
4.50%, 4/01/39-9/01/39		30,723	31,161,046
4.50%, 10/01/39(j)		90,900	92,036,250
5.00%, 10/01/39(j)		15,400	15,900,500
6.00%, 10/01/39(j)		20,400	21,515,625
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22-4/01/22		5,560	5,862,258
5.00%, 10/01/24(j)		6,500	6,820,937
Ginnie Mae Mortgage-Backed Securities,
6.00%, 11/01/39(j)		100	105,188

			235,212,288

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B,
1.40%, 3/25/19(k)		50	44,069

Total U.S. Government Sponsored Agency Securities — 39.3%			429,590,057

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 2/15/29(i)		7,400	8,592,096
4.25%, 5/15/39		4,825	4,991,612
4.50%, 8/15/39		390	420,469
U.S. Treasury Notes:
1.00%, 9/30/11		3,360	3,362,624
2.38%, 9/30/14		10,085	10,111,019
3.25%, 7/31/16		79,690	81,557,774
3.00%, 9/30/16		66,700	66,965,733
3.63%, 8/15/19(l)		74,495	76,462,115
U.S. Treasury Strips,
3.88%, 8/15/20		18,785	12,372,421

Total U.S. Treasury Obligations — 24.2%			264,835,863

Total Long-Term Investments (Cost — $1,347,270,136) — 124.5%			1,359,932,032

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(m)(n)
(Cost — $5,090,430) — 0.5%		5,090,430	5,090,430

Options Purchased	Contracts(o)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.915% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.		8,180	434,742
Receive a fixed rate of 1.945% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		8,180	448,832
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		2,280	34
Receive a fixed rate of 2.370% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Goldman Sachs Bank USA		2,350	812
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		1,020	11,650
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, N.A.		1,710	857
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Morgan Stanley Capital Services, Inc.		3,910	168,176
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Morgan Stanley Capital Services, Inc.		5,160	172,573
Receive a fixed rate of 3.120% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		2,920	45,710
Receive a fixed rate of 3.404% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		2,580	575,910
Receive a fixed rate of 3.405% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		1,020	228,022

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Contracts(o)		Value
Options Purchased
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 3.710% and pay a floating rate based on 3-month LIBOR, expiring April 2011, Broker, JPMorgan Chase Bank, N.A.		1,260	$507,156
Receive a fixed rate of 5.210% and pay a floating rate based on 3-month LIBOR, expiring March 2011, Broker, Goldman Sachs Bank USA		950	1,140,064

			3,734,538

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.		8,180	419,496
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		8,180	412,708
Pay a fixed rate of 3.120% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		2,920	960,601
Pay a fixed rate of 3.404% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		2,580	1,219,073
Pay a fixed rate of 3.405% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		1,020	476,946
Pay a fixed rate of 3.710% and receive a floating rate based on 3-month LIBOR, expiring April 2011, Broker, JPMorgan Chase Bank, N.A.		1,260	870,266
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc		5,030	575,799
Pay a fixed rate of 5.210% and receive a floating rate based on 3-month LIBOR, expiring March 2011, Broker, Goldman Sachs Bank USA		950	230,292

			5,165,181

Total Options Purchased (Cost — $11,051,148) — 0.8%			8,899,719

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $1,363,411,714*) — 125.8%			1,373,922,181

	Par (000)
TBA Sale Commitments(j)
Fannie Mae Mortgage-Backed Securities:
5.00%, 11/01/24	USD	7,400	(7,730,706)
4.50%, 10/01/39		30,700	(31,083,750)
6.00%, 10/01/39		52,933	(55,828,003)
Freddie Mac Mortgage-Backed Securities,
5.00%, 10/01/24		11,700	(12,277,688)

Total TBA Sale Commitments (Proceeds — $105,956,441) — (9.8)%			(106,920,147)

	Contracts(o)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.330% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		1,170	(215,518)
Pay a fixed rate of 3.500% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		2,320	(502,577)
Pay a fixed rate of 3.580% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		3,150	(783,504)
Pay a fixed rate of 3.650% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		1,000	(321,060)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.		3,100	(1,257,445)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		1,560	(675,143)
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.		2,190	(963,501)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		1,410	(672,220)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank N.A.		1,870	(1,023,685)
Pay a fixed rate of 4.080% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG		2,810	(1,559,645)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.		910	(525,014)
Pay a fixed rate of 4.125% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		3,500	(2,028,394)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.		1,650	(1,660,842)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA		1,630	(1,684,385)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		2,600	(2,868,272)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		2,200	(2,383,708)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		2,220	(3,805,691)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		1,250	(2,235,705)

			(25,166,309)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		1,170	(541,615)
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		1,000	(349,768)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		1,560	(405,314)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.		2,190	(517,512)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	23

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Contracts(o)	Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,410	$(332,809)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	2,320	(301,208)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	1,870	(746,863)
Receive a fixed rate of 4.080% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	3,150	(345,230)
Receive a fixed rate of 4.080% and pay a floating rated based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	2,810	(1,110,807)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	910	(325,710)
Receive a fixed rate of 4.125% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	3,500	(1,283,199)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	1,020	(321,892)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.	3,100	(572,708)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	1,650	(239,340)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA	1,630	(182,546)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	2,600	(102,247)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.	2,200	(680,230)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	2,220	(2)
Receive a fixed rate of 5.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc	5,030	(130,584)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	1,250	(3,964)

		(8,493,548)

Total Options Written (Premiums Received — $ 30,717,145) — (3.1)%		(33,659,857)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 112.9%		1,233,342,177
Liabilities in Excess of Other Assets — (12.9)%		(140,729,628)

Net Assets — 100.0%		$1,092,612,549

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,363,498,309

Gross unrealized appreciation	$32,741,236
Gross unrealized depreciation	(22,317,364)

Net unrealized appreciation	$10,423,872

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Security held as collateral in connection with TALF program.

(h)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Purchase Cost	Income
Merrill Lynch Mortgage Trust Series 2005-MCP1, Class A2	$4,951,015	$42,860

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(34,231,875)	$(364,844)
BNP Paribas	$(31,746,094)	$(526,750)
Citibank, N.A.	$105,188	$172
Credit Suisse International	$47,254,541	$332,544
Deutsche Bank AG	$39,092,625	$221,117
Goldman Sachs Bank USA	$21,270,156	$88,078
JPMorgan Chase Bank, N.A.	$(17,718,750)	$5,250

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Bond Portfolio

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital
Services, Inc.	$14,985,000	$111,000
UBS AG	$(9,129,563)	$(84,281)

(k)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(l)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$5,090,430	$28,737

(n)	Represents the current yield as of report date.

(o)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of September 30, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.10%	09/30/09	Open	$76,729,850	$76,729,850

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD	4,836,486	GBP	2,959,000	Citibank, N.A.	10/28/09	$108,169

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
1,504	U.S. Treasury Notes (5 Year)	Chicago	December 2009	$174,605,000	$930,874
17	Gilt British	London	December 2009	$3,221,121	24,207

Total					$955,081

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
180	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$39,054,375	$(48,794)
430	U.S. Treasury Notes (10 Year)	Chicago	December 2009	$50,881,094	(439,628)
151	U.S. Treasury Bonds (30 year)	Chicago	December 2009	$18,327,625	(250,838)

Total					$(739,260)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
4.05%(a)	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	11,800	$231,362
2.90%(a)	3-month LIBOR	Barclays Bank, Plc	September 2010	USD	34,700	801,899
4.51%(a)	3-month LIBOR	UBS AG	September 2010	USD	24,600	956,032
4.20%(a)	3-month LIBOR	Credit Suisse International	December 2012	USD	50,000	4,108,874
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	12,920	(172,161)
3.05%(b)	3-month LIBOR	Credit Suisse International	August 2014	USD	50,600	(1,234,291)
2.85%(b)	3-month LIBOR	Deutsche Bank AG	August 2014	USD	21,700	(296,141)
3.22%(a)	3-month LIBOR	Citibank, N.A.	May 2019	USD	10,600	(64,137)
3.80%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	15,200	639,390
3.48%(a)	3-month LIBOR	Deutsche Bank AG	July 2019	USD	7,000	69,892
3.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	11,300	315,950
3.71%(a)	3-month LIBOR	Barclays Bank, Plc	August 2019	USD	12,600	328,065
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	24,500	571,409
3.50%(a)	3-month LIBOR	Citibank, N.A.	September 2019	USD	11,800	75,106
3.50%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	17,200	95,414
3.47%(a)	3-month LIBOR	Royal Bank of Scotland, Plc	September 2019	USD	24,000	62,460
3.43%(b)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	6,200	13,875
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	13,505	(760,196)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	4,060	(181,320)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	25

Schedule of Investments (continued)	Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2022	USD	6,610	$1,251,281
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	9,800	(808,429)
4.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	2,100	49,462
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	2,700	247,528

Total						$6,301,324

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

(c)	Portfolio pays fixed interest rate and receives floating rate at expiration date.

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]		Notional Amount (000)[2]	Unrealized Depreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB	USD	1,900	$(17,106)

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$104,818,345	$8,739,763	$113,558,108
Preferred Securities	—	16,091,714	—	16,091,714
Corporate Bonds	—	312,436,715	—	312,436,715
Foreign Agency Obligations	—	19,577,337	—	19,577,337
Foreign Government Obligations	—	6,982,953	—	6,982,953
Non-Agency Mortgage-Backed Securities	—	175,939,757	—	175,939,757
Project Loans	—	—	313,171	313,171
Taxable Municipal Bonds	—	20,606,357	—	20,606,357
U.S. Government Sponsored Agency Securities	—	429,590,057	—	429,590,057
U.S. Treasury Obligations	—	264,835,863	—	264,835,863
Short-Term Securities	$5,090,430	—	—	5,090,430
Liabilities:
TBA Sale Commitments	—	(106,920,147)	—	(106,920,147)
Other Financial Instruments[3] :
Assets:	955,081	18,825,887	—	19,780,968
Liabilities:	(739,260)	(36,252,122)	(17,486,206)	(54,477,588)

Total	$5,306,251	$1,226,532,716	$(8,433,272)	$1,223,405,695

3	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options and TALF loans. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options and TALF loans are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Other Financial Instruments[4]	Total
Balance, as of September 30, 2008	$973,498	$3,272	$—	$—	$976,770
Accrued discounts/premiums	(7,878)	2	74	—	(7,802)
Realized gain/loss	(1,573)	31	45	—	(1,497)
Change in unrealized appreciation/depreciation[5]	1,708,455	(33)	43	(941,516)	766,949

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Bond Portfolio

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Other Financial Instruments[4]	Total
Net purchases/sales	$(1,424,717)	$(3,272)	$(8,422)	$(16,544,690)	$(17,981,101)
Transfers in/out of Level 3	7,491,978	—	321,431	—	7,813,409

Balance, as of September 30, 2009	$8,739,763	$—	$313,171	$(17,486,206)	$(8,433,272)

4	Other financial instruments are swaps and TALF loans.

5	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $766,982, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	27

Schedule of Investments September 30, 2009	GNMA Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities — 0.0%
Structured Asset Receivables Trust Certificates,
0.90%, 1/21/10(a)(b)	$1	$536

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22(c)	3	2,838

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 8.6%
Fannie Mae:
Series 2003-9, Class EA, 4.50%, 10/25/17	13,910	14,502,110
Series 1996-48, Class Z, 7.00%, 11/25/26	1,753	1,923,992
Series 2002-70, Class QG, 5.50%, 6/25/31	36,779	38,054,049
Freddie Mac, Series 3033, Class HE,
4.50%, 9/15/18	19,671	20,380,037
Ginnie Mae:
Series 2003-51, Class LT, 5.00%, 10/20/28	304	307,198
Series 2004-44, Class PB, 5.50%, 9/20/29	25,330	25,738,275
Series 2004-34, Class PC, 5.50%, 10/20/29	10,259	10,401,703
Series 2005-91, Class UP, 13.82%, 9/16/31(b)	3,926	4,463,329
Series 2004-83, Class CD, 11.67%, 10/20/34(b)	748	797,917

		116,568,610

Mortgage-Backed Securities — 144.2%
Fannie Mae Mortgage-Backed Securities:
8.00%, 8/01/14	30	31,863
5.00%, 1/01/21-3/01/21	107	112,386
5.50%, 1/01/22-9/01/38	10,381	10,890,592
4.50%, 10/01/24-10/01/39(d)	41,900	42,466,500
5.00%, 10/01/24(d)	4,100	4,297,312
6.00%, 10/01/24(d)	800	852,000
4.00%, 10/01/39(d)	4,700	4,653,000
6.00%, 11/01/39(d)	10,200	10,722,750
Freddie Mac Mortgage-Backed Securities:
6.00%, 11/01/13-8/01/16	26	28,090
9.00%, 12/01/19(e)	—	371
5.50%, 1/01/22-5/01/22	348	369,270
7.50%, 2/01/27-3/01/27	6	6,830
8.00%, 10/17/30-3/17/32	10,356	11,629,487
4.50%, 10/01/35	140	141,714
Ginnie Mae Mortgage-Backed Securities:
11.00%, 9/15/10	1	660
17.00%, 11/15/11-12/15/11	17	18,752
16.00%, 3/15/12-4/15/12	12	14,088
12.00%, 2/15/13-6/15/15	16	17,375
11.50%, 4/15/13-12/15/15	26	28,750
14.50%, 4/15/13	8	9,393
15.00%, 6/15/13	15	16,696
10.00%, 2/15/16-6/15/18	190	208,242
9.50%, 3/15/16-9/15/22	706	793,507
9.00%, 4/15/16-10/15/21	259	288,729
6.50%, 5/15/16-10/15/32	6,383	6,861,767
8.50%, 6/15/16-2/15/25	218	244,568
5.50%, 7/15/16-7/15/39	43,959	46,324,929
6.00%, 7/15/16-11/15/38	352,616	374,866,001
8.00%, 1/15/17-5/15/30	2,452	2,706,760
7.00%, 9/15/17-5/15/32	4,846	5,330,383
7.50%, 2/15/22-8/15/33	5,507	6,123,598
5.00%, 11/15/32-7/15/39(f)	161,715	167,908,315
4.50%, 12/15/34-9/15/39	439,247	446,670,330
4.00%, 10/01/39(d)	12,500	12,355,469
4.50%, 10/01/39(d)	99,100	100,555,531
4.50%, 10/01/39(d)	19,300	19,559,344
5.00%, 10/01/39(d)	146,300	151,374,781
5.50%, 10/01/39(d)	207,200	217,365,750
6.00%, 10/01/39-11/01/39(d)	125,400	131,963,750
6.50%, 10/01/39(d)	154,200	163,692,938

		1,941,502,571

Total U.S. Government Sponsored Agency Securities — 152.8%		2,058,071,181

U.S. Treasury Obligations — 7.9%
U.S. Treasury Notes, 3.63%, 8/15/19(g)	104,020	106,766,753

Total Long-Term Investments (Cost — $2,141,069,083) — 160.7%		2,164,841,308

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(h)(i)
(Cost — $41,423,569) — 3.1%	41,423,569	41,423,569

	Contracts(j)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	1,190	13,396
Receive a fixed rate of 3.370% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Barclays Bank, Plc	2,750	580,221
Receive a fixed rate of 3.404% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG	1,500	334,831

		928,448

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.370% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Barclays Bank, Plc	2,750	1,332,729
Pay a fixed rate of 3.404% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG	1,500	708,764

		2,041,493

Total Options Purchased (Cost — $3,864,150) — 0.2%		2,969,941

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $2,186,356,802*) — 164.0%		2,209,234,818

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	GNMA Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
TBA Sale Commitments(d)
Fannie Mae Mortgage-Backed Securities:
4.50%, 10/01/39	$30,000	$(30,375,000)
5.50%, 10/01/39	6,000	(6,255,000)
Ginnie Mae Mortgage-Backed Securities:
4.50%, 10/01/39	299,600	(304,000,375)
5.00%, 10/01/39	3,900	(4,030,416)
6.00%, 10/01/39	142,300	(150,170,969)
6.00%, 10/01/39	62,700	(66,089,562)

Total TBA Sale Commitments (Proceeds — $560,345,246) — (41.6)%		(560,921,322)

	Contracts(j)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.425% and receive a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, N.A.	3,500	(1,059,023)
Pay a fixed rate of 3.650% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	3,930	(1,261,767)
Pay a fixed rate of 3.740% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	2,620	(945,564)
Pay a fixed rate of 4.220% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, JPMorgan Chase Bank, N.A.	5,000	(3,158,372)
Pay a fixed rate of 4.350% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA	4,300	(3,068,683)

		(9,493,409)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.425% and pay a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, N.A.	3,500	(2,850,015)
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	3,930	(1,374,588)
Receive a fixed rate of 3.740% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	2,620	(816,895)
Receive a fixed rate of 4.220% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, JPMorgan Chase Bank, N.A.	5,000	(1,224,603)
Receive a fixed rate of 4.350% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA	4,300	(935,687)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	1,190	(373,219)

		(7,575,007)

Total Options Written (Premiums Received — $ 17,579,070) — (1.3)%		(17,068,416)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 121.1%		1,631,245,080
Liabilities in Excess of Other Assets — (21.1)%		(284,490,158)

Net Assets — 100.0%		$1,346,754,922

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,186,473,523

Gross unrealized appreciation	$24,185,892
Gross unrealized depreciation	(1,424,597)

Net unrealized appreciation	$22,761,295

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Income
Federal Housing Authority, Merrill Lynch Project, Pool 42	$26	$55

(d)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$109,987,281	$419,297
Citibank, N.A.	$115,053,531	$592,734
Credit Suisse International	$(292,866,260)	$(120,150)
Deutsche Bank AG	$(26,767,469)	$(19,984)
Goldman Sachs Bank USA	$284,803,594	$2,747,469
JPMorgan Chase Bank, N.A.	$66,089,562	$215,375
Morgan Stanley Capital Services, Inc.	$42,637,564	$318,144

(e)	Par is less than $500.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$31,423,569	$1,754,396

(i)	Represents the current yield as of report date.

(j)	One contract represents a notional amount of $10,000.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	29

Schedule of Investments (continued)	GNMA Portfolio

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
1,438	U.S. Treasury Notes (5 Year)	December 2009	$166,942,813	$216,617
291	U.S. Treasury Notes (10 Year)	December 2009	$34,433,484	46,121

Total				$262,738

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
1,960	U.S. Treasury Notes (2 Year)	December 2009	$425,258,750	$(576,602)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.60%(a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD	31,100	$357,020
2.43%(b)	3-month LIBOR	Deutsche Bank AG	April 2014	USD	15,800	(112,695)
2.63%(b)	3-month LIBOR	Citibank, N.A.	September 2014	USD	151,300	(250,221)
3.17%(a)	3-month LIBOR	Bank of America, N.A.	March 2019	USD	3,800	(71,717)
2.95%(b)	3-month LIBOR	Goldman Sachs Bank USA	April 2019	USD	25,600	669,901
3.73%(a)	3-month LIBOR	Citibank, N.A.	June 2019	USD	9,200	341,046
3.79%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD	20,000	811,693
3.66%(b)	3-month LIBOR	Barclays Bank, Plc	September 2019	USD	7,900	(150,839)
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	2,000	183,177

Total						$1,777,365

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	—	$536	$536
Project Loans	—	—	2,838	2,838
U.S. Government Sponsored Agency Securities	—	$2,058,071,181	—	2,058,071,181
U.S. Treasury Obligations	—	106,766,753	—	106,766,753
Short-Term Securities	$41,423,569	—	—	41,423,569
Liabilities:
TBA Sale Commitments	—	(560,921,322)	—	(560,921,322)
Other Financial Instruments[1] :
Assets:	262,738	5,332,778	—	5,595,516
Liabilities:	(576,602)	(17,653,888)	—	(18,230,490)

Total	$41,109,705	$1,591,595,502	$3,374	$1,632,708,581

1	Other financial instruments are financial futures contracts, swaps and options. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	GNMA Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Project Loans	Total
Balance, as of September 30, 2008	$295,459	—	$295,459
Accrued discounts/premiums	(1,009)	$(2)	(1,011)
Realized gain/loss	1,072	(1)	1,071
Change in unrealized appreciation/ depreciation[2]	3,495	4	3,499
Net purchases/sales	(298,481)	(80)	(298,561)
Transfers in/out of Level 3	—	2,917	2,917

Balance, as of September 30, 2009	$536	$2,838	$3,374

2	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $3,499 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	31

Schedule of Investments September 30, 2009	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1,
0.44%, 1/25/47(a)	USD	294	$233,874
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A,
0.36%, 3/25/37(a)		92	69,121
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1,
0.30%, 4/25/28(a)		175	167,603
Morgan Stanley ABS Capital I, Series 2006-HE7, Class A2A,
0.30%, 9/25/36(a)		107	105,238
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1,
0.31%, 11/25/36(a)		152	145,584
Structured Asset Securities Corp.:
Series 2006-BC3, Class A2, 0.30%, 10/25/36(a)		249	233,298
Series 2007-WF2, Class A2, 0.95%, 8/25/37(a)		365	335,422

Total Asset-Backed Securities — 0.1%			1,290,140

Corporate Bonds
Banks — 0.0%
International Bank for Reconstruction & Development,
0.93%, 12/10/13(a)(b)		265	254,877

Diversified Financial Services — 0.0%
The Bear Stearns Cos. LLC,
0.37%, 3/10/14(a)		340	323,806

Total Corporate Bonds — 0.0%			578,683

Foreign Government Obligations
Australia — 0.7%
Australia Government Bond,
3.00%, 9/20/25	AUD	12,600	11,092,742

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB4, Class A3,
6.16%, 5/12/34	USD	435	458,506
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A3,
4.25%, 7/15/27		2,425	2,477,455

Total Non-Agency Mortgage-Backed Securities — 0.2%			2,935,961

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities,
3.48%, 6/01/34(a)		190	194,357

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Bonds:
2.38%, 1/15/25-1/15/27(c)		108,225	126,393,876
2.00%, 1/15/26		50,475	54,649,074
1.75%, 1/15/28		84,894	83,616,558
3.63%, 4/15/28(c)(d)		42,354	69,719,087
2.50%, 1/15/29		88,565	95,473,848
3.88%, 4/15/29(c)(d)		55,405	93,450,312
3.38%, 4/15/32		6,485	9,714,915
U.S. Treasury Inflation Protected Notes:
4.25%, 1/15/10		18,205	23,521,779
3.38%, 1/15/12		18,891	24,365,839
2.00%, 4/15/12-1/15/16		252,470	293,725,059
0.63%, 4/15/13		1,600	1,626,689
1.88%, 7/15/13-7/15/19(c)		137,163	158,097,349
1.63%, 1/15/15-1/15/18		94,620	105,513,751
2.50%, 7/15/16		47,116	53,856,331
2.38%, 1/15/17		38,780	44,066,997
2.63%, 7/15/17		58,415	65,897,015
1.38%, 7/15/18		36,054	35,647,415
2.13%, 1/15/19		46,745	49,233,914
U.S. Treasury Notes:
2.25%, 5/31/14		9,975	10,005,394
4.00%, 8/15/18		9,240	9,754,696
3.63%, 8/15/19		53,170	54,574,007

Total U.S. Treasury Obligations — 85.1%			1,462,903,905

Total Long-Term Investments (Cost — $1,445,033,486) — 86.1%			1,478,995,788

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(e)(f)
(Cost — $262,477,437) — 15.3%		262,477,437	262,477,437

	Contracts(g)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.370% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Goldman Sachs Bank USA		2,500	864
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, N.A.		11,420	5,110
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, N.A.		5,000	2,506

Total Options Purchased (Cost — $897,280) — 0.0%			8,480

Total Investments Before Outstanding Options Written (Cost — $1,708,408,203*) — 101.4%			1,741,481,705

Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.380% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc		580	(1,670)
Pay a fixed rate of 3.470% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.		1,000	(236,447)

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets

	Contracts(g)	Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.510% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,000	$(252,073)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	2,360	(1,021,371)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	6,150	(2,932,024)
Pay a fixed rate of 4.190% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	9,500	(5,858,186)
Pay a fixed rate of 5.430% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Barclays Bank, Plc	1,090	(1,685,071)

		(11,986,842)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.380% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc	580	(586,676)
Receive a fixed rate of 3.470% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	1,000	(398,498)
Receive a fixed rate of 3.510% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,000	(383,521)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	2,360	(613,168)
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	6,150	(1,451,612)
Receive a fixed rate of 4.190% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	9,500	(2,651,845)
Receive a fixed rate of 5.430% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Barclays Bank, Plc	1,090	(19,480)

		(6,104,800)

Total Options Written (Premiums Received — $ 18,590,355) — (1.1)%		(18,091,642)

Total Investments Net of Outstanding Options Written — 100.3%		1,723,390,063
Liabilities in Excess of Other Assets — (0.3)%		(5,184,772)

Net Assets — 100.0%		$1,718,205,291

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,711,383,360

Gross unrealized appreciation	$35,070,605
Gross unrealized depreciation	(4,972,260)

Net unrealized appreciation	$30,098,345

(a)	Variable rate security. Rate shown is as of report date.

(b)	US dollar denominated security issued by foreign domiciled entity.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(e)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$262,477,437	$153,617

(f)	Represents the current yield as of report date.

(g)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	12,080,000	JPY	1,591,890,320	BNP Paribas	11/30/09	$(64,643)
JPY	835,121,286	EUR	6,345,000	BNP Paribas	11/30/09	22,626
JPY	754,120,384	EUR	5,735,000	JPMorgan Chase Bank, N.A.	11/30/09	12,499
JPY	2,648,650	USD	29,542	BNP Paribas	11/30/09	(24)

Total						$(29,542)

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
923	U.S. Treasury Notes (5 Year)	Chicago	December 2009	$107,154,531	$967,888
1,540	U.S. Treasury Notes (10 Year)	Chicago	December 2009	$182,225,313	198,451
465	3-month EURIBOR	London	June 2011	$166,041,051	541,345

Total					$1,707,684

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
1,564	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$339,339,125	$(1,440,687)
189	U.S. Treasury Bonds (30 Year)	Chicago	December 2009	$22,939,875	(113,233)
465	3-month EURIBOR	London	June 2010	$168,022,894	(350,389)

Total					$(1,904,309)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	33

Schedule of Investments (continued)	Inflation Protected Bond Portfolio

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.75%(a)	1-day Fed Funds Effective Rate + 0.2475%	Morgan Stanley Capital Services, Inc.	September 2010	USD	1,000,000	$3,550
1.00%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2010	USD	1,000,000	(68,160)
1.60%(a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD	14,600	167,604
1.48%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2011	USD	55,000	696,320
1.27%(b)	3-month LIBOR	Deutsche Bank AG	May 2011	USD	97,300	(716,862)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	June 2011	USD	166,800	1,597,305
4.91%(a)	3-month LIBOR	Barclays Bank, Plc	December 2011	USD	10,500	948,423
4.86%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD	2,200	238,717
2.43%(b)	3-month LIBOR	Goldman Sachs Bank USA	April 2014	USD	13,600	(93,743)
4.49%(a)	3-month LIBOR	Bank of America, N.A.	October 2018	USD	10,700	1,156,959
3.29%(a)	3-month LIBOR	Citibank, N.A.	March 2019	USD	2,800	(20,948)
3.17%(a)	3-month LIBOR	Bank of America, N.A.	March 2019	USD	2,100	(39,633)
2.93%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2019	USD	12,800	363,312
3.12%(b)	3-month LIBOR	Deutsche Bank AG	April 2019	USD	20,000	259,010
3.31%(b)	3-month LIBOR	Deutsche Bank AG	May 2019	USD	11,400	(32,413)
3.30%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2019	USD	20,000	26,339
3.89%(a)	3-month LIBOR	Citibank, N.A.	June 2019	USD	10,000	516,054
3.89%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2019	USD	37,000	(1,889,679)

Total						$3,112,155

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Depreciation
Kingdom of Spain	1.00%	Barclays Bank, Plc	September 2014	USD	16,120	$(64,291)

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2009 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Depreciation
Dow Jones North America Investment Grade Index Series 12 Volume 1	1.00%	JPMorgan Chase Bank, N.A.	June 2014	USD	75,000	$(446,532)
Dow Jones North America Investment Grade Index Series 12 Volume 1	1.00%	JPMorgan Chase Bank, N.A.	June 2014	USD	75,000	(427,231)

Total						$(873,763)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Inflation Protected Bond Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$1,290,140	—	$1,290,140
Corporate Bonds	—	578,683	—	578,683
Foreign Government Obligations	—	11,092,742	—	11,092,742
Non-Agency Mortgage-Backed Securities	—	2,935,961	—	2,935,961
U.S. Government Sponsored Agency Securities	—	194,357	—	194,357
U.S. Treasury Obligations	—	1,462,903,905	—	1,462,903,905
Short-Term Securities	$262,477,437	—	—	262,477,437
Other Financial Instruments[1] :
Assets:	1,707,684	6,013,648	$3,550	7,724,882
Liabilities:	(1,904,309)	(21,887,641)	(68,160)	(23,860,110)

Total	$262,280,812	$1,463,121,795	$(64,610)	$1,725,337,997

1	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts and options. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[2]
Balance, as of September 30, 2008	—
Accrued discounts/premiums	—
Realized gain/loss	—
Change in unrealized appreciation/depreciation[3]	$(64,610)
Net purchases/sales	—
Transfers in/out of Level 3	—

Balance, as of September 30, 2009	$(64,610)

2	Other financial instruments are swaps.

3	Represents the change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $(64,610) which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	35

Schedule of Investments September 30, 2009	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)	USD	3,560	$3,562,022
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A,
0.36%, 3/25/37(b)		459	345,606
Conseco Financial Corp., Series 1997-5, Class A7,
7.13%, 5/15/29(b)		892	860,308
IndyMac Residential Asset Backed Trust, Series 2006-E, Class 2A1,
0.31%, 4/25/37(b)		387	377,453
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(b)		4,470	4,543,250
Series 2008-5, Class A3, 1.80%, 1/25/18(b)		1,130	1,157,295
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		3,040	3,149,195
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.90%, 1/21/10(a)(b)		1	853
SWB Loan-Backed Certificates, Series 1999-1, Class A,
7.38%, 5/15/25(a)		300	252,384

Total Asset-Backed Securities — 2.7%			14,248,366

Corporate Bonds
Banks — 0.7%
International Bank for Reconstruction & Development,
1.00%, 2/05/15(c)		4,100	3,754,870

Capital Markets — 0.5%
TIAA Global Markets, Inc.,
5.13%, 10/10/12(a)(d)		2,150	2,306,415

Finance — 0.9%
Private Export Funding Corp.,
3.55%, 4/15/13		4,575	4,812,621

Oil, Gas & Consumable Fuels — 0.3%
ENSCO Offshore Co.,
6.36%, 12/01/15		1,506	1,671,515

Total Corporate Bonds — 2.4%			12,545,421

Foreign Agency Obligations(c)
FIH Erhvervsbank A/S,
2.45%, 8/17/12(a)		4,770	4,824,798
Japan Finance Corp.,
2.00%, 6/24/11(d)		1,490	1,509,047
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		660	719,237
4.38%, 1/15/13		420	445,810
4.13%, 7/15/13		190	200,215
4.00%, 2/02/15		380	395,318
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(a)		495	502,354

Total Foreign Agency Obligations — 1.6%			8,596,779

Foreign Government Obligations
United Kingdom — 0.3%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP	850	1,404,690
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.9%
American Home Mortgage Investment Trust, Series 2005-1, Class 6A,
5.29%, 6/25/45(b)	USD	821	504,325
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.99%, 11/25/34(b)		463	318,043
Countrywide Alternative Loan Trust:
Series 2006-OA19, Class A1, 0.43%, 2/20/47(b)		717	339,440
Series 2006-OA21, Class A1, 0.44%, 3/20/47(b)		1,365	690,241
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1,
0.45%, 4/25/46(b)		556	264,071
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		639	424,785
Deutsche ALT-A Securities, Inc., Series 2006-OA1, Class A1,
0.45%, 2/25/47(b)		427	205,800
Deutsche Mortgage Securities, Inc., Series 2004-4, Class 3AR1,
4.04%, 6/25/34(b)		281	193,121
GSR Mortgage Loan Trust:
Series 2004-9, Class 3A1, 3.67%, 8/25/34(b)		815	715,202
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35(b)		4,339	3,866,173
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		244	206,988
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		291	266,019
MortgageIT Trust, Series 2004-1, Class A1,
0.64%, 11/25/34(b)		887	545,396
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2,
0.55%, 9/25/34(b)		186	134,035
WaMu Mortgage Pass-Through Certificates:
Series 2007-OA4, Class 1A, 1.67%, 5/25/47(b)		667	348,257
Series 2007-OA5, Class 1A, 1.65%, 6/25/47(b)		568	305,239
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4,
5.78%, 4/25/36(b)		1,500	1,107,591

			10,434,726

Commercial Mortgage-Backed Securities — 5.8%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4,
6.19%, 6/11/35		3,380	3,556,219
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A1,
5.92%, 10/15/36		515	528,072
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4,
6.30%, 12/10/49(b)		1,292	1,162,750
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4,
5.32%, 12/11/49		218	181,844
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B,
6.22%, 9/10/17(b)		1,970	1,636,302
Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class A2,
7.42%, 4/15/10(b)		2,029	2,055,137
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2,
5.18%, 11/15/36		2,680	2,761,613
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2,
7.20%, 10/15/32		3,082	3,177,151
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3,
6.27%, 12/10/35		3,540	3,754,477

See Notes to Financial Statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIBC, Class A3, 6.26%, 3/15/33	USD	1,480	$1,527,343
Series 2001-C1, Class A3, 5.86%, 10/12/35		3,580	3,769,958
LB-UBS Commercial Mortgage Trust:
Series 2001-C7, Class A3, 5.64%, 4/15/11		663	683,322
Series 2004-C2, Class A2, 3.25%, 3/15/29		376	376,909
Series 2007-C7, Class A3, 5.87%, 9/15/45(b)		1,440	1,270,852
Morgan Stanley Capital I, Series 2002-TOP7, Class A1,
5.38%, 1/15/39		393	398,949
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 6.10%, 7/15/17(b)		2,870	2,363,210
Series 2003-C5, Class A1, 2.99%, 6/15/35		1,300	1,303,241

			30,507,349

Interest Only Collateralized Mortgage Obligations — 0.1%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
2.06%, 5/25/36(a)(b)		15,850	491,294

Total Non-Agency Mortgage-Backed Securities — 7.8%			41,433,369

Project Loans
Federal Housing Authority:
Merrill Lynch Project, Series 29, Class 1A1, 7.43%, 6/25/22(e)		126	124,556
USGI Project, Series 56, 7.46%, 1/01/23		322	318,391

Total Project Loans — 0.1%			442,947

Taxable Municipal Bonds
County of Stanislaus, California RB,
7.15%, 8/15/13		1,830	1,959,198
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		850	894,557

Total Taxable Municipal Bonds — 0.5%			2,853,755

U.S. Government Sponsored Agency Securities
Agency Obligations — 9.2%
Fannie Mae:
6.25%, 2/01/11(f)		3,190	3,378,319
1.38%, 4/28/11		3,300	3,328,766
2.00%, 1/09/12		5,825	5,925,138
1.88%, 4/20/12		3,400	3,445,951
5.25%, 9/15/16		8,835	9,895,801
Federal Home Loan Bank:
5.53%, 11/03/14		4,080	4,149,115
5.38%, 5/15/19		5,335	5,850,692
Freddie Mac,
1.75%, 6/15/12		2,000	2,010,558
Small Business Administration Participation Certificates:
Series 1996-20H, Class 1, 7.25%, 8/01/16		571	625,615
Series 1996-20J, 7.20%, 10/01/16		499	539,884
Series 1998-20J, Class 1, 5.50%, 10/01/18		1,099	1,168,725
Tennessee Valley Authority,
5.25%, 9/15/39		5,350	5,644,908
U.S. Department of Housing & Urban Development,
4.44%, 8/01/11		2,099	2,234,826

			48,198,298

Collateralized Mortgage Obligations — 8.0%
Fannie Mae:
Series 2001-T2, Class B, 6.02%, 11/25/10		3,600	3,759,710
Series 2005-88, Class PA, 5.00%, 9/25/24		976	987,958
Series 2005-100, Class TA, 5.50%, 3/25/25		828	833,274
Series 2005-16, Class LY, 5.50%, 9/25/25		1,295	1,311,050
Series 2006-39, Class WA, 5.50%, 11/25/25		1,047	1,060,890
Series 2005-97, Class HM, 5.00%, 1/25/26		1,843	1,891,406
Series 2005-78, Class PA, 5.50%, 1/25/26		1,102	1,113,844
Series 2006-54, Class OA, 6.00%, 3/25/27		2,586	2,674,459
Series 2005-57, Class PA, 5.50%, 5/25/27		612	623,373
Series 2006-3, Class NA, 6.00%, 4/25/28		1,150	1,179,234
Series 2003-10, Class PC, 5.50%, 5/25/28		108	107,962
Series 2005-118, Class MC, 6.00%, 1/25/32		1,895	1,959,650
Series 2002-T6, Class A1, 3.31%, 2/25/32		396	372,850
Series 2005-109, Class PV, 6.00%, 10/25/32		4,114	4,442,613
Series 2005-118, Class WA, 6.00%, 10/25/33		1,968	2,036,206
Series 2005-29, Class JB, 4.50%, 4/25/35		5,659	5,926,673
Series 2005-68, Class PC, 5.50%, 7/25/35		2,751	2,943,040
Freddie Mac:
Series 2668, Class AD, 4.00%, 1/15/15		559	568,281
Series 3087, Class VA, 5.50%, 3/15/15		1,318	1,391,757
Series 2391, Class VA, 6.00%, 5/15/18		767	771,914
Series 2870, Class AH, 5.00%, 12/15/23		67	67,023
Series 3084, Class BC, 5.50%, 12/15/24		934	956,129
Series 3143, Class NA, 5.50%, 7/15/26		1,752	1,813,845
Series 3162, Class 0A, 6.00%, 10/15/26		1,684	1,745,512
Series 3057, Class BL, 5.50%, 6/15/27		1,695	1,734,584

			42,273,237

Federal Deposit Insurance Corporation Guaranteed — 10.3%
Citibank, N.A.:
1.38%, 8/10/11		8,400	8,430,038
1.25%, 9/22/11		8,725	8,726,125
Citigroup Funding, Inc.:
2.13%, 7/12/12		2,390	2,416,383
1.88%, 10/22/12		4,400	4,408,523
Citigroup, Inc.,
2.13%, 4/30/12(d)		5,435	5,511,922
General Electric Capital Corp.:
2.25%, 3/12/12		2,750	2,799,662
2.00%, 9/28/12		2,750	2,765,326
2.13%, 12/21/12(d)		9,080	9,162,474
2.63%, 12/28/12		3,750	3,842,066
U.S. Bancorp,
1.80%, 5/15/12(d)		6,320	6,351,158

			54,413,677

Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae, Series 2009-26, Class SC,
6.16%, 1/16/38(b)		5,067	490,702

Mortgage-Backed Securities — 24.9%
Fannie Mae Mortgage-Backed Securities:
5.01%, 1/01/12(d)		8,695	9,225,457

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	37

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities (concluded)
6.00%, 4/01/16-11/01/37	USD	17,976	$19,070,121
9.00%, 4/01/16(g)		—	108
7.00%, 1/01/17		398	431,159
5.00%, 1/01/23-2/01/24(h)		12,732	13,377,818
4.50%, 4/01/39-9/01/39		16,649	16,886,343
4.50%, 10/01/39(i)		56,200	56,902,500
5.00%, 10/01/39(i)		7,300	7,537,250
6.00%, 10/01/39(i)		3,800	4,007,813
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22-4/01/22		3,001	3,164,148
5.00%, 10/01/39(i)		800	826,250
Ginnie Mae Mortgage-Backed Securities,
6.00%, 2/15/11		7	7,465

			131,436,432

Total U.S. Government Sponsored Agency Securities — 52.5%			276,812,346

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 2/15/29		3,950	4,586,321
4.25%, 5/15/39(f)		2,030	2,100,098
4.50%, 8/15/39		195	210,234
U.S. Treasury Notes:
1.00%, 9/30/11		3,960	3,963,093
1.75%, 8/15/12		12,525	12,654,158
2.38%, 9/30/14		158,270	158,678,337
3.00%, 9/30/16		32,000	32,127,488
3.63%, 8/15/19(h)		77,875	79,931,367
U.S. Treasury Strips,
3.88%, 8/15/20(f)		9,765	6,431,551

Total U.S. Treasury Obligations — 57.0%			300,682,647

Total Long-Term Investments (Cost — $653,899,285) — 124.9%			659,020,320

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(j)(k)
(Cost — $295,926) — 0.1%		295,926	295,926

	Contracts(l)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.915% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.		4,040	214,714
Receive a fixed rate of 1.945% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		4,040	221,673
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		1,330	20
Receive a fixed rate of 2.370% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Goldman Sachs Bank USA		1,250	432
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		610	6,967
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, N.A.		970	486
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Morgan Stanley Capital Services, Inc.		2,140	92,045
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Morgan Stanley Capital Services, Inc.		2,870	95,985
Receive a fixed rate of 3.120% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		1,710	26,768
Receive a fixed rate of 3.404% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		1,530	341,528
Receive a fixed rate of 3.405% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		610	136,366
Receive a fixed rate of 3.710% and pay a floating rate based on 3-month LIBOR, expiring April 2011, Broker, JPMorgan Chase Bank, N.A.		740	297,854

			1,434,838

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.		4,040	207,184
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		4,040	203,831
Pay a fixed rate of 3.120% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		1,710	562,544
Pay a fixed rate of 3.404% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		1,530	722,939
Pay a fixed rate of 3.405% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		610	285,233
Pay a fixed rate of 3.710% and receive a floating rate based on 3-month LIBOR, expiring April 2011, Broker, JPMorgan Chase Bank, N.A.		740	511,108
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc		2,470	282,748

			2,775,587

Total Options Purchased (Cost — $5,611,414) — 0.8%			4,210,425

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $659,806,625*) — 125.8%			663,526,671

	Par (000)
TBA Sale Commitments(i)
Fannie Mae Mortgage-Backed Securities:
5.00%, 11/01/24	USD	4,900	(5,118,981)
4.50%, 10/01/39		16,600	(16,807,500)
6.00%, 10/01/39		20,867	(22,008,189)

See Notes to Financial Statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
TBA Sale Commitments
Freddie Mac Mortgage-Backed Securities,
5.00%, 10/01/24	USD	2,700	$(2,833,313)

Total TBA Sale Commitments (Proceeds — $46,288,721) — (8.9)%			(46,767,983)

	Contracts(l)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.330% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		700	(128,943)
Pay a fixed rate of 3.500% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		1,260	(272,952)
Pay a fixed rate of 3.580% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		1,760	(437,767)
Pay a fixed rate of 3.650% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		1,370	(439,853)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.		2,040	(827,480)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		760	(328,916)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		690	(328,959)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank N.A.		910	(498,157)
Pay a fixed rate of 4.080% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG		1,360	(754,846)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.		470	(271,161)
Pay a fixed rate of 4.125% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		960	(556,359)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.		900	(905,914)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA		910	(940,362)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		1,460	(1,610,645)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		1,250	(1,354,379)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		1,100	(1,885,702)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		390	(697,540)

			(12,239,935)

Options Written
Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		700	(324,043)
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		1,370	(479,182)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		760	(197,461)
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		690	(162,864)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		1,260	(163,587)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		910	(363,447)
Receive a fixed rate of 4.080% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		1,760	(192,891)
Receive a fixed rate of 4.080% and pay a floating rated based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG		1,360	(537,615)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.		470	(168,224)
Receive a fixed rate of 4.125% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		960	(351,963)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		610	(192,504)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.		2,040	(376,878)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.		900	(130,549)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA		910	(101,912)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		1,460	(57,415)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		1,250	(386,494)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		1,100	(1)
Receive a fixed rate of 5.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc		2,470	(64,124)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		390	(1,237)

			(4,252,391)

Total Options Written (Premiums Received — $ 15,256,739) — (3.1)%			(16,492,326)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	39

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

Value
Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 113.8%	$600,266,362
Liabilities in Excess of Other Assets — (13.8)%	(72,691,368)

Net Assets — 100.0%	$527,574,994

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$659,807,746

Gross unrealized appreciation	$9,674,201
Gross unrealized depreciation	(5,955,276)

Net unrealized appreciation	$3,718,925

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(e)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Income
Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1	$530	$2,502

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	Par is less than $500.

(h)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(16,807,500)	$(181,563)
BNP Paribas	$(16,769,531)	$(278,250)
Credit Suisse International	$33,820,486	$243,113
Deutsche Bank AG	$19,181,000	$109,844
JPMorgan Chase Bank, N.A.	$(1,476,563)	$438
Morgan Stanley Capital Services, Inc.	$4,557,938	$30,281

(j)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(44,704,074)	$364,824

(k)	Represents the current yield as of report date.

(l)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of September 30, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank, Plc	0.15%	09/30/09	10/1/09	$477,002	$477,000
Bank of America, N.A.	0.20%	09/17/09	Open	$30,452,199	30,450,000
Credit Suisse International	0.10%	09/30/09	Open	$12,360,000	12,360,000

Total					$43,287,000

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD	2,606,210	GBP	1,594,500	Citibank, N.A.	10/28/09	$58,289

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
11	Gilt British	London	December 2009	$2,084,255	$15,703

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
223	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$48,384,031	$(130,682)
733	U.S. Treasury Notes (5 Year)	Chicago	December 2009	$85,096,719	(251,889)
76	U.S. Treasury Notes (10 Year)	Chicago	December 2009	$8,992,938	(58,536)
65	U.S. Treasury Bonds (30 Year)	Chicago	December 2009	$7,889,375	(122,430)

Total					$(563,537)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
4.05%(a)	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	6,800	$133,327
4.36%(a)	3-month LIBOR	Barclays Bank, Plc	December 2012	USD	17,800	1,539,187
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	7,145	(95,208)

See Notes to Financial Statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Intermediate Government Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.90%(b)	3-month LIBOR	Credit Suisse International	August 2014	USD	13,800	$(220,865)
2.80%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2014	USD	6,500	(64,639)
3.06%(a)	3-month LIBOR	Credit Suisse International	March 2019	USD	4,800	(127,611)
4.22%(a)	3-month LIBOR	Barclays Bank, Plc	June 2019	USD	6,100	485,651
4.18%(a)	3-month LIBOR	UBS AG	June 2019	USD	4,200	316,356
3.97%(a)	3-month LIBOR	UBS AG	June 2019	USD	5,000	282,018
3.80%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	8,300	349,140
3.48%(a)	3-month LIBOR	Deutsche Bank AG	July 2019	USD	3,900	38,940
3.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	5,800	162,169
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	12,500	291,535
3.50%(a)	3-month LIBOR	Citibank, N.A.	September 2019	USD	5,800	36,917
3.50%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	8,500	47,152
3.47%(a)	3-month LIBOR	Royal Bank of Scotland, Plc	September 2019	USD	11,800	30,710
3.43%(b)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	3,000	6,714
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	7,005	(394,311)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	2,135	(95,349)
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	5,200	(428,923)
4.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	1,000	23,553
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	1,700	155,851

Total						$2,472,314

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

(c)	Portfolio pays fixed interest rate and receives floating rate at expiration date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$13,995,129	$253,237	$14,248,366
Corporate Bonds	—	12,545,421	—	12,545,421
Foreign Agency Obligations	—	8,596,779	—	8,596,779
Foreign Government Obligations	—	1,404,690	—	1,404,690
Non-Agency Mortgage-Backed Securities	—	41,433,369	—	41,433,369
Project Loans	—	—	442,947	442,947
Taxable Municipal Bonds	—	2,853,755	—	2,853,755
U.S. Government Sponsored Agency Securities	—	276,812,346	—	276,812,346
U.S. Treasury Obligations	—	300,682,647	—	300,682,647
Short-Term Securities	$295,926	—	—	295,926
Liabilities:
TBA Sale Commitments	—	(46,767,983)	—	(46,767,983)
Other Financial Instruments[1] :
Assets:	15,703	8,167,934	—	8,183,637
Liabilities:	(563,537)	(17,429,572)	(489,660)	(18,482,769)

Total	$(251,908)	$602,294,515	$206,524	$602,249,131

1	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts and options. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at market value.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	41

Schedule of Investments (concluded)	Intermediate Government Bond Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Other Financial Instruments[2]	Total
Balance, as of September 30, 2008	$469,703	$1,966	$—	$(3,407)	$468,262
Accrued discounts/premiums	130	1	(212)	—	(81)
Realized gain/loss	230	14	(207)	(448,532)	(448,495)
Change in unrealized appreciation/depreciation[3]	98,790	(15)	565	(37,721)	61,619
Net purchases/sales	(537,034)	(1,966)	(12,064)	—	(551,064)
Transfers in/out of Level 3	221,418	—	454,865	—	676,283

Balance, as of September 30, 2009	$253,237	$—	$442,947	$(489,660)	$206,524

2	Other financial instruments are swaps.

3	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $(390,306) which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
AEP Texas Central Transition Funding LLC,
5.31%, 7/01/20	$380	$410,593
American Express Issuance Trust:
Series 2008-2, Class A, 4.02%, 1/18/11	975	985,143
Series 2007-2, Class A, 0.49%, 7/15/13(a)	805	793,734
Bank One Issuance Trust:
Series 2004-A5, Class A5, 0.37%, 3/15/14(a)	1,225	1,215,565
Series 2004-A7, Class A7, 0.36%, 5/15/14(a)	945	936,235
Chase Issuance Trust, Series 2005-A2, Class A2,
0.31%, 12/15/14(a)	910	896,453
Citibank Credit Card Issuance Trust, Series 2007-A5, Class A5,
5.50%, 6/22/12	480	496,127
Citibank OMNI Master Trust, Series 2007-A9A, Class A9,
1.44%, 12/23/13(a)(b)	440	439,677
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2,
0.40%, 1/25/37(a)	799	524,514
Daimler Chrysler Auto Trust, Series 2007-A, Class A4,
5.28%, 3/08/13	395	413,944
Ford Credit Auto Owner Trust:
Series 2008-A, Class A3A, 3.96%, 4/15/12	425	433,963
Series 2009-B, Class A3, 2.79%, 8/15/13	335	342,068
Series 2009-D, Class A3, 2.17%, 10/15/13	735	739,397
GSAA Trust, Series 2006-9, Class A1,
0.30%, 6/25/36(a)	2	1,914
Honda Auto Receivables Owner Trust, Series 2009-3, Class A3,
2.31%, 5/15/13	350	355,373
MBNA Credit Card Master Note Trust, Series 2005-A9, Class A9,
0.28%, 4/15/13(a)	595	590,626
Morgan Stanley Capital I, Series 2006-HE8, Class A2A,
0.30%, 10/25/36(a)	40	38,016
Nissan Auto Receivables Owner Trust:
Series 2007-A, Class A4, 0.24%, 6/17/13(a)	1,660	1,655,183
Series 2009-1, Class A3, 5.00%, 9/15/14	1,950	2,048,544
PECO Energy Transition Trust, Series 2001-A, Class A1,
6.52%, 12/31/10	840	872,831
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(a)	720	731,799
Series 2008-5, Class A3, 1.80%, 1/25/18(a)	180	184,348
Series 2008-5, Class A4, 2.20%, 7/25/23(a)	490	507,600
Small Business Administration, Series 2002-P10B, Class 1,
5.20%, 8/10/12	28	29,501
USAA Auto Owner Trust:
Series 2008-1, Class A3, 4.16%, 4/16/12	491	499,094
Series 2005-3, Class A4, 4.63%, 5/15/12	147	147,466

Total Asset-Backed Securities — 6.4%		16,289,708

Preferred Securities
Capital Trusts
Commercial Banks — 0.4%
Barclays Bank Plc,	850	629,000
5.93%(a)(b)(c)(d)
Royal Bank of Scotland Group Plc,	1,000	490,000
7.64%(a)(c)(d)
UBS Preferred Funding Trust I,
8.62% (a)(d)	15	13,815

		1,132,815

Diversified Financial Services — 1.4%
Capital One Capital V,
10.25%, 8/15/39	905	1,000,043
Credit Suisse/Guernsey,
5.86%(a)(c)(d)	160	121,600
JPMorgan Chase & Co.,
7.90%(a)(d)	425	408,073
JPMorgan Chase Capital XXV,
6.80%, 10/01/37	1,945	1,957,382
Lehman Brothers Holdings Capital Trust VII,
5.86%(a)(d)(e)	20	2

		3,487,100

Insurance — 1.3%
The Allstate Corp.,
6.50%, 5/15/57(a)	900	747,000
Chubb Corp.,
6.38%, 3/29/67(a)	75	67,500
Lincoln National Corp.:
7.00%, 5/17/66(a)	850	607,750
6.05%, 4/20/67(a)	320	216,000
MetLife, Inc.,
6.40%, 12/15/36	1,000	845,000
Reinsurance Group of America, Inc.,
6.75%, 12/15/65(a)	50	35,326
The Travelers Cos., Inc.,
6.25%, 3/15/37(a)	895	786,907

		3,305,483

Total Preferred Securities — 3.1%		7,925,398

Corporate Bonds
Aerospace & Defense — 1.2%
BAE Systems Holdings, Inc.,
5.20%, 8/15/15(b)	60	62,565
The Boeing Co.,
6.88%, 3/15/39	675	832,567
Honeywell International, Inc.,
5.70%, 3/15/37	500	547,965
Honeywell, Inc.,
6.63%, 6/15/28	105	124,989
L-3 Communications Corp., Series B,
6.38%, 10/15/15	5	5,050
Lockheed Martin Corp.,
6.15%, 9/01/36	50	57,234
United Technologies Corp.:
6.70%, 8/01/28	200	239,858
6.13%, 7/15/38	950	1,094,437

		2,964,665

Air Freight & Logistics — 0.7%
United Parcel Service, Inc.,
6.20%, 1/15/38	1,600	1,869,896

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc.,
8.20%, 1/15/39(b)	600	791,183

Capital Markets — 1.5%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	285	302,560
6.75%, 10/01/37	1,625	1,677,050
Lehman Brothers Holdings, Inc.,
6.88%, 7/17/37(e)	275	28
Morgan Stanley:
6.25%, 8/28/17	895	931,570
7.30%, 5/13/19	870	957,238

		3,868,446

Chemicals — 0.1%
Monsanto Co.,
5.13%, 4/15/18	275	291,857

Commercial Banks — 2.7%
Bank of Scotland Plc,
5.00%, 11/21/11(b)(c)	365	379,747
Credit Suisse/New York NY,
5.30%, 8/13/19(c)	1,200	1,230,416
HSBC Bank (USA) N.A.,
5.88%, 11/01/34	250	255,421
HSBC Holdings Plc:
6.50%, 5/02/36(c)	400	433,346
6.50%, 9/15/37(c)	750	811,216

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	43

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Commercial Banks (concluded)
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17	$710	$745,743
6.00%, 10/01/17	655	688,896
UBS AG,
5.88%, 12/20/17(c)	1,575	1,612,285
Wachovia Bank N.A.,
6.60%, 1/15/38	605	664,100

		6,821,170

Communications Equipment — 0.4%
Cisco Systems, Inc.,
5.90%, 2/15/39	800	865,978

Computers & Peripherals — 0.9%
International Business Machines Corp.:
5.70%, 9/14/17(f)	600	661,250
8.00%, 10/15/38	1,200	1,670,526

		2,331,776

Consumer Finance — 0.1%
SLM Corp.:
5.40%, 10/25/11	75	69,204
5.13%, 8/27/12	125	106,959

		176,163

Containers & Packaging — 0.3%
Bemis Co., Inc.,
6.80%, 8/01/19	625	697,482

Diversified Financial Services — 4.9%
Bank of America Corp.:
7.80%, 2/15/10	30	30,629
7.38%, 5/15/14	550	611,965
6.00%, 9/01/17	315	318,696
5.75%, 12/01/17	1,460	1,457,338
Bank of America N.A.,
6.10%, 6/15/17	100	100,582
The Bear Stearns Cos. LLC,
0.91%, 7/19/10(a)	60	60,147
Citigroup, Inc.:
5.30%, 10/17/12	175	180,556
6.00%, 8/15/17	150	147,938
6.13%, 11/21/17	650	645,353
8.13%, 7/15/39	1,075	1,203,343
ConocoPhillips Canada Funding Co. I,
5.95%, 10/15/36(c)	1,600	1,717,178
General Electric Capital Corp.:
5.00%, 12/01/10	125	129,204
5.88%, 2/15/12	725	771,963
5.00%, 4/10/12	30	31,064
5.88%, 1/14/38	2,697	2,473,365
Hutchison Whampoa International Ltd.,
5.75%, 9/11/19(b)(c)	700	704,229
Iberdrola Finance Ireland Ltd.,
5.00%, 9/11/19(b)(c)	850	855,994
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
7.13%, 2/15/13	130	125,125
JPMorgan Chase & Co.,
6.00%, 1/15/18	885	949,893

		12,514,562

Diversified Telecommunication Services — 5.3%
AT&T, Inc.:
6.50%, 9/01/37	825	886,468
6.30%, 1/15/38	1,975	2,069,095
6.40%, 5/15/38	850	902,328
6.55%, 2/15/39	1,350	1,471,827
Cincinnati Bell, Inc.,
7.25%, 7/15/13	5	5,075
Embarq Corp.,
8.00%, 6/01/36	400	417,926
Intelsat Corp.,
6.88%, 1/15/28	30	24,900
Koninklijke KPN NV,
8.38%, 10/01/30(c)	1,075	1,385,288
Qwest Communications International, Inc.,
7.50%, 2/15/14	55	54,312
Qwest Corp.,
3.55%, 6/15/13(a)	30	28,050
Telecom Italia Capital SA:
6.00%, 9/30/34(c)	315	307,084
7.20%, 7/18/36(c)	300	338,961
Telefonica Emisiones SAU:
6.42%, 6/20/16(c)	75	84,230
7.05%, 6/20/36(c)	1,275	1,508,843
Verizon Communications, Inc.:
6.25%, 4/01/37	225	234,110
6.40%, 2/15/38	1,625	1,736,324
6.90%, 4/15/38	275	313,189
8.95%, 3/01/39	1,200	1,643,958
Verizon New England, Inc.,
7.88%, 11/15/29	25	28,370
Verizon New Jersey, Inc.,
7.85%, 11/15/29	45	49,874
Windstream Corp.:
8.13%, 8/01/13	35	35,962
8.63%, 8/01/16	25	25,562

		13,551,736

Electric Utilities — 5.9%
Alabama Power Co.:
5.65%, 3/15/35	250	248,355
6.00%, 3/01/39	725	811,963
Carolina Power & Light Co.,
6.30%, 4/01/38	300	349,802
Dominion Resources, Inc.,
5.13%, 12/15/09	150	151,146
Duke Energy Carolinas LLC:
6.10%, 6/01/37	50	56,168
6.00%, 1/15/38	550	616,600
E.ON International Finance BV,
6.65%, 4/30/38(b)(c)	325	380,141
EDF SA,
6.95%, 1/26/39(b)(c)	960	1,189,398
EDP Finance BV,
6.00%, 2/02/18(b)(c)	600	648,503
Energy East Corp.,
6.75%, 7/15/36	800	908,666
Florida Power & Light Co.:
4.95%, 6/01/35	45	44,874
5.95%, 2/01/38	995	1,129,222
Florida Power Corp.:
6.35%, 9/15/37	150	176,032
6.40%, 6/15/38	1,175	1,390,011
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36	400	431,776
5.80%, 10/15/36	1,450	1,553,711
5.95%, 5/15/37	50	52,740
6.50%, 9/15/37	200	226,532
Niagara Mohawk Power Corp.,
4.88%, 8/15/19(b)	475	485,117
PacifiCorp,
6.25%, 10/15/37	300	346,250
Public Service Co. of Colorado,
6.25%, 9/01/37	775	900,560
Southern California Edison Co.,
5.95%, 2/01/38	900	1,021,406
The Toledo Edison Co.,
6.15%, 5/15/37	75	78,279
Virginia Electric & Power Co.:
6.00%, 5/15/37	1,000	1,101,005
8.88%, 11/15/38	475	675,685

		14,973,942

Energy Equipment & Services — 0.4%
Halliburton Co.,
7.45%, 9/15/39	750	950,329

Food & Staples Retailing — 1.7%
CVS Caremark Corp.,
6.25%, 6/01/27	1,130	1,201,108
Tesco Plc,
6.15%, 11/15/37(b)(c)	625	668,806

See Notes to Financial Statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Food & Staples Retailing (concluded)
Wal-Mart Stores, Inc.:
6.50%, 8/15/37	$375	$437,666
6.20%, 4/15/38	1,775	2,020,044

		4,327,624

Food Products — 1.1%
HJ Heinz Finance Co.,
7.13%, 8/01/39(b)	975	1,153,993
Kraft Foods, Inc.:
6.50%, 8/11/17	130	140,627
7.00%, 8/11/37	100	111,396
6.88%, 2/01/38	1,300	1,431,138

		2,837,154

Health Care Equipment & Supplies — 0.4%
CareFusion Corp.,
6.38%, 8/01/19(b)	975	1,057,444

Health Care Providers & Services — 0.0%
UnitedHealth Group, Inc.,
5.80%, 3/15/36	70	67,882

Hotels, Restaurants & Leisure — 0.5%
McDonald’s Corp.,
5.70%, 2/01/39	700	757,868
Yum! Brands, Inc.,
5.30%, 9/15/19	600	602,702

		1,360,570

Household Products — 0.3%
Kimberly-Clark Corp.,
6.63%, 8/01/37	550	678,654

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc.,
7.38%, 2/01/16	15	14,513

Insurance — 2.4%
Chubb Corp.:
6.00%, 5/11/37	750	827,955
6.50%, 5/15/38	200	235,794
Hartford Life Global Funding Trusts,
0.48%, 6/16/14(a)	925	688,733
Lincoln National Corp.,
6.30%, 10/09/37	75	69,020
Massachusetts Mutual Life Insurance Co.,
8.88%, 6/01/39(b)	550	674,043
MetLife, Inc.,
5.70%, 6/15/35	530	545,096
Pacific Life Insurance Co.,
9.25%, 6/15/39(b)	575	659,323
Prudential Financial, Inc.:
5.70%, 12/14/36	320	286,751
6.63%, 12/01/37	1,770	1,807,462
The Travelers Cos., Inc.,
6.25%, 6/15/37	250	281,980

		6,076,157

Machinery — 0.4%
Parker-Hannifin Corp.,
6.25%, 5/15/38	835	925,987

Media — 4.0%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13	120	139,374
Comcast Corp.:
7.05%, 3/15/33	25	28,352
6.50%, 11/15/35	20	21,312
6.95%, 8/15/37	1,845	2,059,319
6.40%, 5/15/38	1,250	1,318,054
Cox Communications, Inc.:
7.75%, 11/01/10	25	26,455
6.95%, 6/01/38(b)	400	431,447
8.38%, 3/01/39(b)	510	629,123
News America Holdings, Inc.,
8.15%, 10/17/36	45	49,715
News America, Inc.:
7.63%, 11/30/28	65	67,414
6.40%, 12/15/35	250	252,194
6.65%, 11/15/37	1,710	1,781,298
Shaw Communications, Inc.,
5.65%, 10/01/19	675	640,621
TCI Communications, Inc.,
8.75%, 8/01/15	100	120,671
Time Warner Cable, Inc.:
6.55%, 5/01/37	1,300	1,381,323
7.30%, 7/01/38	300	346,263
Time Warner, Inc.:
8.38%, 3/15/23	25	29,988
7.57%, 2/01/24	15	16,305
7.63%, 4/15/31	15	16,811
7.70%, 5/01/32	775	876,360

		10,232,399

Metals & Mining — 0.9%
Anglo American Capital Plc,
9.38%, 4/08/19(b)(c)	785	953,775
ArcelorMittal USA Partnership,
9.75%, 4/01/14(c)	68	71,230
Barrick North America Finance LLC,
7.50%, 9/15/38	550	717,171
Newmont Mining Corp.,
6.25%, 10/01/39	500	496,607

		2,238,783

Multiline Retail — 0.2%
Target Corp.:
6.50%, 10/15/37	150	167,828
7.00%, 1/15/38	250	292,594

		460,422

Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp.,
6.45%, 9/15/36	745	769,207
Arch Western Finance LLC,
6.75%, 7/01/13	60	59,025
Canadian Natural Resources Ltd.:
6.25%, 3/15/38(c)	975	1,038,704
6.75%, 2/01/39(c)	725	816,003
Cenovus Energy, Inc.,
6.75%, 11/15/39(b)(c)	2,300	2,478,326
CenterPoint Energy, Inc.,
7.25%, 9/01/10	25	25,667
Chesapeake Energy Corp.:
6.38%, 6/15/15	10	9,287
6.25%, 1/15/18	5	4,475
EnCana Corp.,
6.30%, 11/01/11(c)	70	75,781
Enterprise Products Operating LLC:
4.95%, 6/01/10	50	50,780
5.25%, 1/31/20	1,150	1,149,181
Kinder Morgan Energy Partners LP,
6.50%, 9/01/39	1,175	1,195,292
Magellan Midstream Partners LP,
6.55%, 7/15/19	650	722,293
Nexen, Inc.,
7.50%, 7/30/39(c)	270	294,008
Sabine Pass LNG LP,
7.50%, 11/30/16	20	17,075
Shell International Finance BV,
6.38%, 12/15/38(c)	715	849,029
StatoilHydro ASA,
5.25%, 4/15/19(c)	825	891,827
Tennessee Gas Pipeline Co.,
7.00%, 10/15/28	15	15,983
TransCanada Pipelines Ltd.,
7.63%, 1/15/39(c)	800	1,020,826
The Williams Cos., Inc.,
7.50%, 1/15/31	360	367,698

		11,850,467

Paper & Forest Products — 0.6%
International Paper Co.,
7.50%, 8/15/21	1,325	1,403,924

Pharmaceuticals — 4.5%
Abbott Laboratories,
6.15%, 11/30/37	1,050	1,217,204
Bristol-Myers Squibb Co.,
6.13%, 5/01/38	575	659,316
Covidien International Finance SA,
6.55%, 10/15/37(c)	1,225	1,453,467
Eli Lilly & Co.,
5.55%, 3/15/37	1,100	1,199,405

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	45

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Pharmaceuticals (concluded)
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38	$1,000	$1,178,898
Roche Holding, Inc.,
7.00%, 3/01/39(b)	575	713,752
Schering-Plough Corp.,
6.55%, 9/15/37	1,300	1,577,073
Teva Pharmaceutical Finance LLC,
6.15%, 2/01/36	1,175	1,263,489
Watson Pharmaceuticals, Inc.,
6.13%, 8/15/19	825	867,649
Wyeth:
6.00%, 2/15/36	200	221,880
5.95%, 4/01/37	1,050	1,156,305

		11,508,438

Software — 0.3%
Oracle Corp.:
5.75%, 4/15/18	350	385,644
6.13%, 7/08/39	400	450,400

		836,044

Tobacco — 1.5%
Altria Group, Inc.:
9.70%, 11/10/18	850	1,055,748
9.95%, 11/10/38	1,525	2,073,384
Philip Morris International, Inc.,
6.38%, 5/16/38	500	575,421

		3,704,553

Transportation — 0.0%
Overseas Shipholding Group, Inc.,
7.50%, 2/15/24	15	12,563

Wireless Telecommunication Services — 1.8%
Alltel Corp.,
7.88%, 7/01/32	1,075	1,323,347
America Movil SAB de CV,
6.13%, 11/15/37(c)	750	757,802
Rogers Communications, Inc.:
7.50%, 3/15/15(c)	25	28,821
7.50%, 8/15/38(c)	425	516,709
Vodafone Group Plc:
5.00%, 12/16/13(c)	40	42,659
6.15%, 2/27/37(c)	1,850	1,978,273

		4,647,611

Total Corporate Bonds — 50.0%		126,910,374

Foreign Agency Obligations — 0.2%
Kreditanstalt fuer Wiederaufbau,
4.88%, 6/17/19(c)	550	598,078

Foreign Government Obligations(c)
Brazil — 1.0%
Brazilian Government International Bond,
7.13%, 1/20/37	2,200	2,623,500

Israel — 0.2%
Israel Government AID Bond,
5.50%, 9/18/23	325	352,803

Italy — 0.3%
Italian Republic,
5.38%, 6/15/33	650	686,459

Mexico — 0.2%
Mexico Government International Bond,
6.05%, 1/11/40	510	508,725

Poland — 0.2%
Poland Government International Bond,
6.38%, 7/15/19	450	505,539

Total Foreign Government Obligations — 1.9%		4,677,026

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.7%
Banc of America Alternative Loan Trust, Series 2004-7, Class 4A1,
5.00%, 8/25/19	103	97,573
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1,
4.90%, 10/25/35(a)	314	247,943
Countrywide Alternative Loan Trust:
Series 2004-18CB, Class 2A5, 0.70%, 9/25/34(a)	29	25,274
Series 2005-21CB, Class A17, 6.00%, 6/25/35	477	432,007
GSR Mortgage Loan Trust:
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35(a)	475	423,690
Series 2006-OA1, Class 2A1, 0.44%, 8/25/46(a)	167	118,357
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.43%, 12/25/36(a)	208	100,538
Structured Asset Securities Corp., Series 2005-5, Class 2A4,
5.50%, 4/25/35	500	365,784

		1,811,166

Commercial Mortgage-Backed Securities — 4.5%
Banc of America Commercial Mortgage, Inc.:
Series 2002-PB2, Class A4, 6.19%, 6/11/35	280	294,598
Series 2002-2, Class A3, 5.12%, 7/11/43	260	268,890
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4,
6.30%, 12/10/49(a)	540	486,167
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A2,
5.00%, 6/10/44	1,025	1,031,349
CS First Boston Mortgage Securities Corp.:
Series 2001-CKN5, Class 4A, 5.44%, 9/15/34	1,359	1,400,062
Series 2002-CP5, Class A2, 4.94%, 12/15/35	370	382,999
CW Capital Cobalt Ltd., Series 2006-C1, Class A4,
5.22%, 8/15/48	1,000	826,158
First Union National Bank Commercial Mortgage, Series 2001-C4, Class A2,
6.22%, 12/12/33	360	377,505
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3,
4.58%, 6/10/48	240	237,460
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB,
4.62%, 8/10/42	265	267,515
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2,
5.05%, 12/12/34	1,730	1,765,771
JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2,
7.37%, 8/15/32(a)	120	120,555
LB-UBS Commercial Mortgage Trust:
Series 2005-C5, Class A2, 4.89%, 9/15/30	1,145	1,147,792
Series 2006-C6, Class A4, 5.37%, 9/15/39	130	118,387
Morgan Stanley Capital I:
Series 1998-HF2, Class F, 6.01%, 11/15/30(b)	1,520	1,520,259
Series 2000-LIF2, Class A2, 7.20%, 10/15/33	187	191,984
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2,
4.78%, 3/15/42	950	949,609

		11,387,060

Total Non-Agency Mortgage-Backed Securities — 5.2%		13,198,226

See Notes to Financial Statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Taxable Municipal Bonds
Belvoir Land LLC, Series A-1,
5.27%, 12/15/47(b)	$25	$17,058
The Board of Trustees of The Leland Stanford Junior University,
4.75%, 5/01/19	375	395,040
Irwin Land LLC,
5.03%, 12/15/25(b)	25	20,837
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39	1,250	1,553,388
President & Fellows of Harvard College,
6.50%, 1/15/39(b)	500	603,175
Princeton University,
5.70%, 3/01/39	375	412,725
State of California GO,
7.55%, 4/01/39	1,800	2,008,242
State of Illinois GO, Series 2003,
5.10%, 6/01/33	700	655,802

Total Taxable Municipal Bonds — 2.2%		5,666,267

U.S. Government Sponsored Agency Securities
Agency Obligations — 6.5%
Fannie Mae:
5.00%, 5/11/17	1,300	1,436,777
5.89%, 10/09/19(f)(g)	5,475	3,060,279
7.13%, 1/15/30	850	1,147,099
7.25%, 5/15/30	675	925,352
6.63%, 11/15/30	1,400	1,806,998
Federal Home Loan Bank:
5.38%, 9/30/22	2,600	2,822,055
5.25%, 12/09/22	325	351,075
5.37%, 9/09/24	525	574,966
Freddie Mac,
5.50%, 6/15/15-8/23/17	1,723	1,953,402
Small Business Administration Participation Certificates, Series 2004-P10A, Class 1,
4.50%, 2/01/14	68	70,376
Tennessee Valley Authority,
5.25%, 9/15/39	2,225	2,347,649

		16,496,028

Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23	333	359,391
Series 2005-88, Class PA, 5.00%, 9/25/24	291	294,913
Series 2005-80, Class PB, 5.50%, 4/25/30	101	105,757

		760,061

Mortgage-Backed Securities — 3.6%
Fannie Mae Mortgage-Backed Securities:
7.00%, 1/01/31	9	10,040
6.00%, 12/01/32-8/01/34	364	387,670
5.50%, 11/01/33-3/01/36(f)	1,470	1,545,215
4.53%, 1/01/35(a)	164	167,630
3.98%, 2/01/35(a)	693	715,106
5.00%, 7/01/35-11/01/35(f)	494	512,123
5.00%, 10/01/39(h)	100	103,250
5.50%, 10/01/39(h)	1,400	1,464,312
Freddie Mac Mortgage-Backed Securities:
7.00%, 12/01/29-4/01/32	21	23,425
5.00%, 7/01/35	3,849	3,991,488
Ginnie Mae Mortgage-Backed Securities:
7.00%, 9/15/31-5/15/32	38	41,556
5.50%, 4/15/33-8/15/33	55	58,484
2.75%, 5/20/34(a)	125	126,247

		9,146,546

Total U.S. Government Sponsored Agency Securities — 10.4%		26,402,635

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.38%, 8/15/27(i)	2,575	3,346,697
6.13%, 11/15/27	2,795	3,549,650
4.50%, 2/15/36-8/15/39	17,115	18,434,699
U.S. Treasury Notes:
3.13%, 5/15/19	3,550	3,493,143
3.63%, 8/15/19(i)	13,620	13,979,650
U.S. Treasury Strips:
3.88%, 8/15/20	3,000	1,975,899
4.27%, 11/15/27	975	453,154

Total U.S. Treasury Obligations — 17.8%		45,232,892

Total Long-Term Investments (Cost — $230,120,738) — 97.2%		246,900,604

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22% (j)(k) (Cost — $8,771,301) — 3.4%	8,771,301	8,771,301

	Contracts(l)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 5.860% and pay a floating rate based on 3-month LIBOR, expiring August 2011, Broker, JPMorgan Chase Bank, N.A.	100	158,021
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, N.A.	1,330	27
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	210	2,364
Receive a fixed rate of 5.280% and pay a floating rate based on 3-month LIBOR, expiring November 2010, Broker, Barclays Bank, Plc	70	89,522

		249,934

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.280% and receive a floating rate based on 3-month LIBOR, expiring November 2010, Broker, Barclays Bank, Plc	70	12,274
Pay a fixed rate of 5.860% and receive a floating rate based on 3-month LIBOR, expiring August 2011, Broker, JPMorgan Chase Bank, N.A.	100	21,668

		33,942

Total Options Purchased (Cost — $265,637) — 0.1%		283,876

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $239,157,676*) — 100.7%		255,955,781

	Par (000)
TBA Sale Commitments(h)
Fannie Mae Mortgage-Backed Securities:
5.00%, 10/01/39	$500	(514,502)
5.50%, 10/01/39	2,800	(2,923,812)
6.00%, 10/01/39	300	(316,406)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	47

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
TBA Sale Commitments(h)
Freddie Mac Mortgage-Backed Securities,
5.00%, 10/01/39	$3,800	$(3,924,688)

Total TBA Sale Commitments (Proceeds — $7,627,461) — (3.0)%		(7,679,408)

	Contracts(l)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.380% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc	240	(691)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.	250	(270,876)

		(271,567)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.380% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc	240	(242,762)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	210	(65,862)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.	250	(77,299)

		(385,923)

Total Options Written (Premiums Received — $ 566,200) — (0.2)%		(657,490)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 97.5%		247,618,883
Other Assets in Excess of Liabilities — 2.5%		6,464,773

Net Assets — 100.0%		$254,083,656

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$239,245,798

Gross unrealized appreciation	$19,078,289
Gross unrealized depreciation	(2,368,306)

Net unrealized appreciation	$16,709,983

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Credit Suisse International	$103,250	$844
Deutsche Bank AG	$(4,755,596)	$(35,869)
JPMorgan Chase Bank, N.A.	$(1,464,313)	$(10,938)
Morgan Stanley Capital Services, Inc.	$4,813	$164

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,771,301	$10,100

(k)	Represents the current yield as of report date.

(l)	One contract represents a notional amount of $10,000.

•

Investments in companies considered to be an affiliate of the Portfolio, during the period October 1, 2008 to December 31, 2008 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Sales Cost	Interest Income
Merrill Lynch Mortgage Investors, Inc., Series 99-C1, Class A2	$2,622	$795

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 673,000	USD	619,934	Citibank, N.A.	10/01/09	$8,656
USD 619,946	CAD	673,000	Citibank, N.A.	10/28/09	(8,673)
USD 598,227	GBP	366,000	Citibank, N.A.	10/28/09	13,379

Total					$13,362

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
97	U.S. Treasury Notes (5 Year)	December 2009	$11,261,094	$63,315
542	U.S. Treasury Bonds (30 Year)	December 2009	$65,785,250	1,120,536

Total				$1,183,851

See Notes to Financial Statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Long Duration Bond Portfolio

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
100	U.S. Treasury Notes (2 Year)	December 2009	$21,696,875	$(86,001)
342	U.S. Treasury Notes (10 Year)	December 2009	$40,468,219	(418,697)

Total				$(504,698)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.60%(a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD	5,900	$67,731
5.03%(a)	3-month LIBOR	Deutsche Bank AG	November 2011	USD	300	28,212
4.95%(a)	3-month LIBOR	Bank of America, N.A.	December 2011	USD	500	45,663
5.05%(b)	3-month LIBOR	Deutsche Bank AG	February 2012	USD	1,700	(148,681)
4.96%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2012	USD	2,500	230,808
3.49%(a)	3-month LIBOR	Bank of America, N.A.	April 2013	USD	8,000	494,546
4.57%(b)	3-month LIBOR	Deutsche Bank AG	June 2013	USD	7,700	(749,086)
3.65%(a)	3-month LIBOR	Citibank, N.A.	September 2013	USD	7,100	370,288
2.36%(b)	3-month LIBOR	Citibank, N.A.	April 2014	USD	7,100	(25,231)
2.44%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2014	USD	6,800	(48,236)
2.95%(a)	3-month LIBOR	Deutsche Bank AG	December 2018	USD	3,000	(77,167)
3.31%(b)	3-month LIBOR	Deutsche Bank AG	May 2019	USD	2,200	(4,420)
5.41%(a)	3-month LIBOR	Deutsche Bank AG	April 2027	USD	200	45,736
5.12%(a)	3-month LIBOR	Citibank, N.A.	June 2028	USD	500	94,002
5.05%(b)	3-month LIBOR	Citibank, N.A.	November 2037	USD	700	(149,271)
5.06%(b)	3-month LIBOR	Citibank, N.A.	December 2037	USD	100	(21,270)
4.77%(b)	3-month LIBOR	Barclays Bank, Plc	January 2038	USD	400	(61,758)
5.30%(a)	3-month LIBOR	Citibank, N.A.	February 2038	USD	100	24,406
5.15%(b)	3-month LIBOR	Deutsche Bank AG	June 2038	USD	600	(136,592)
4.57%(b)	3-month LIBOR	Deutsche Bank AG	September 2038	USD	100	(11,504)
4.13%(a)	3-month LIBOR	Deutsche Bank AG	June 2039	USD	800	39,565

Total						$7,741

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

•	Total return swaps outstanding as of September 30, 2009 were as follows:

Interest Receivable Rate	Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
2.46%[1]	0.50%[2]	Barclays Bank, Plc	December 2009	USD	5,824	$167,778

1	Rate shown is based on the Barclays 20+ Year Index return as of September 30, 2009.

2	Rate shown is based on 1-month LIBOR minus 0.75% as of September 30, 2009.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	49

Schedule of Investments (concluded)	Long Duration Bond Portfolio

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	$—	$16,289,708	$—	$16,289,708
Preferred Securities	—	7,925,398	—	7,925,398
Corporate Bonds	—	126,910,374	—	126,910,374
Foreign Agency Obligations	—	598,078	—	598,078
Foreign Government Obligations	—	4,677,026	—	4,677,026
Non-Agency Mortgage-Backed Securities	—	13,198,226	—	13,198,226
Taxable Municipal Bonds	—	5,666,267	—	5,666,267
U.S. Government Sponsored Agency Securities	—	26,402,635	—	26,402,635
U.S. Treasury Obligations	—	45,232,892	—	45,232,892
Short-Term Securities	8,771,301	—	—	8,771,301
Liabilities:
TBA Sale Commitments	—	(7,679,408)	—	(7,679,408)
Other Financial Instruments[3] :
Assets:	1,183,851	1,746,868	167,778	3,098,497
Liabilities:	(504,698)	(2,099,379)	—	(2,604,077)

Total	$9,450,454	$238,868,685	$167,778	$248,486,917

3	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts and options. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[4]
Balance, as of September 30, 2008	—
Accrued discounts/premiums	—
Realized gain/loss	—
Change in unrealized appreciation/depreciation[5]	$167,778
Net purchases/sales	—
Transfers in/out of Level 3	—

Balance, as of September 30, 2009	$167,778

4	Other financial instruments are swaps.

5	Represents the change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $167,778 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
American Express Issuance Trust, Series 2008-2, Class A,
4.02%, 1/18/11	USD	5,210	$5,264,199
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1,
0.55%, 11/25/34(a)		1,684	1,085,531
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(b)		3,510	3,511,994
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1,
0.30%, 10/25/36(a)		744	712,153
Chase Issuance Trust, Series 2009-A7, Class A7,
0.69%, 9/17/12(a)		5,075	5,075,390
Conseco Financial Corp., Series 1996-7, Class A6,
7.65%, 10/15/27(a)		1,228	1,224,333
Countrywide Asset-Backed Certificates:
Series 2004-14, Class A4, 0.53%, 6/25/35(a)		272	250,459
Series 2006-18, Class 2A1, 0.30%, 3/25/37(a)		626	619,643
DaimlerChrysler Auto Trust, Series 2006-D, Class A4,
4.94%, 2/08/12		5,450	5,624,142
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B,
2.74%, 1/15/12(a)		9,675	9,965,496
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.36%, 7/25/37(a)		904	845,809
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.61%, 11/25/35(a)		2,040	552,940
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		2,895	2,931,596
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(a)		6,580	6,687,827
Series 2008-5, Class A3, 1.80%, 1/25/18(a)		1,660	1,700,098
Series 2005-4, Class A2, 0.58%, 4/26/21(a)		1,335	1,323,286
Series 2008-5, Class A4, 2.20%, 7/25/23(a)		4,480	4,640,918
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.90%, 1/21/10(a)(b)		1	1,265
Structured Asset Securities Corp., Series 2007-BC1, Class A2,
0.30%, 2/25/37(a)		1,847	1,720,579
SWB Loan-Backed Certificates, Series 1997-1, Class A,
1.10%, 8/15/22(a)(b)		175	110,849
USAA Auto Owner Trust, Series 2006-4, Class A4,
4.98%, 10/15/12		4,825	4,995,444

Total Asset-Backed Securities — 11.2%			58,843,951

Preferred Securities
Capital Trusts
Commercial Banks — 0.2%
Barclays Bank Plc,
7.43%(a)(b)(c)(d)		1,450	1,268,750

Diversified Financial Services — 1.1%
Credit Suisse/Guernsey,
5.86%(a)(c)(d)		499	379,240
General Electric Capital Corp.,
6.38%, 11/15/67(a)		1,405	1,162,638
Goldman Sachs Capital II,
5.79%(a)(d)		725	522,000
JPMorgan Chase & Co.,
7.90%(a)(d)		490	470,483
JPMorgan Chase Capital XXV,
6.80%, 10/01/37		3,350	3,371,326
Lehman Brothers Holdings Capital Trust VII,
5.86%(a)(d)(e)		360	36

			5,905,723

Insurance — 0.6%
Chubb Corp.,
6.38%, 3/29/67(a)		775	697,500
MetLife, Inc.,
6.40%, 12/15/36		1,565	1,322,425
The Progressive Corp.,
6.70%, 6/15/37(a)		1,265	1,087,518

			3,107,443

Total Preferred Securities — 1.9%			10,281,916

Corporate Bonds
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.,
5.20%, 8/15/15(b)		710	740,353

Capital Markets — 1.7%
The Goldman Sachs Group, Inc.,
5.25%, 10/15/13		1,475	1,565,882
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(e)		2,275	228
Morgan Stanley:
5.05%, 1/21/11		270	279,287
6.75%, 4/15/11(f)		625	666,421
0.79%, 1/09/12(a)(f)		4,765	4,637,574
6.25%, 8/28/17(f)		340	353,892
5.63%, 9/23/19		1,400	1,376,619

			8,879,903

Commercial Banks — 0.8%
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		1,535	1,612,275
6.00%, 10/01/17(f)		2,335	2,455,834

			4,068,109

Diversified Financial Services — 2.2%
Bank of America Corp.:
6.00%, 9/01/17		670	677,861
5.75%, 12/01/17		1,085	1,083,022
The Bear Stearns Cos. LLC,
4.55%, 6/23/10		750	770,207
BP Capital Markets Plc,
3.13%, 3/10/12(c)		2,155	2,226,277
General Electric Capital Corp.,
5.00%, 12/01/10(f)		5,720	5,912,364
Pemex Finance Ltd.,
9.03%, 2/15/11(c)		1,052	1,100,853

			11,770,584

Diversified Telecommunication Services — 2.3%
AT&T, Inc.:
5.50%, 2/01/18		975	1,017,291
6.50%, 9/01/37		2,700	2,901,169
BellSouth Telecommunications, Inc.,
7.54%, 12/15/95(g)		900	501,172
GTE Corp.,
6.94%, 4/15/28		150	161,278
Telecom Italia Capital SA:
5.25%, 10/01/15(c)		1,000	1,035,271
6.00%, 9/30/34(c)		75	73,115
Telefonica Emisiones SAU:
4.95%, 1/15/15(c)		900	954,727
6.42%, 6/20/16(c)		600	673,840
Telefonica Europe BV,
7.75%, 9/15/10(c)		475	502,452
Verizon Communications, Inc.,
8.75%, 11/01/18(f)		3,300	4,122,525
Verizon New England, Inc.,
7.88%, 11/15/29		200	226,959

			12,169,799

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	51

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Electric Utilities — 1.3%
Florida Power & Light Co.:
4.95%, 6/01/35	USD	600	$598,318
5.95%, 2/01/38		1,000	1,134,896
Florida Power Corp.:
6.65%, 7/15/11		960	1,038,249
5.90%, 3/01/33		175	194,031
6.40%, 6/15/38		575	680,218
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		1,125	1,186,638
6.50%, 9/15/37		875	991,077
PacifiCorp,
6.25%, 10/15/37		700	807,917

			6,631,344

Food Products — 0.5%
Kraft Foods, Inc.:
6.50%, 8/11/17		800	865,398
6.13%, 2/01/18		1,720	1,822,648

			2,688,046

Insurance — 1.0%
MetLife, Inc.,
6.38%, 6/15/34		350	382,482
Metropolitan Life Global Funding I,
5.13%, 4/10/13(b)		2,750	2,851,277
Prudential Financial, Inc.,
4.75%, 9/17/15		1,825	1,812,196

			5,045,955

Media — 1.9%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13		1,195	1,387,934
Comcast Corp.:
7.05%, 3/15/33		315	357,230
6.95%, 8/15/37		695	775,732
Cox Communications, Inc.,
8.38%, 3/01/39(b)		1,125	1,387,772
Historic TW, Inc.,
9.15%, 2/01/23		535	672,188
News America, Inc.:
7.13%, 4/08/28		300	308,453
7.63%, 11/30/28		1,150	1,192,702
TCI Communications, Inc.:
7.88%, 2/15/26		790	924,737
7.13%, 2/15/28		620	670,180
Time Warner Cable, Inc.,
6.20%, 7/01/13		1,380	1,503,368
Time Warner, Inc.,
7.57%, 2/01/24		750	815,248

			9,995,544

Oil, Gas & Consumable Fuels — 1.6%
Cenovus Energy, Inc.,
6.75%, 11/15/39(b)(c)		885	953,617
ConocoPhillips,
4.60%, 1/15/15		2,845	3,036,451
Enterprise Products Operating LLC,
6.13%, 10/15/39		675	681,986
Shell International Finance BV,
4.00%, 3/21/14(c)		2,475	2,599,780
XTO Energy, Inc.,
6.75%, 8/01/37		1,150	1,279,297

			8,551,131

Pharmaceuticals — 1.1%
Eli Lilly & Co.,
3.55%, 3/06/12		1,030	1,078,626
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		1,575	1,692,075
Roche Holding, Inc.:
2.39%, 2/25/11(a)(b)		500	513,571
5.00%, 3/01/14(b)		2,225	2,405,394

			5,689,666

Software — 0.5%
Oracle Corp., 4.95%, 4/15/13		2,220	2,402,733

Tobacco — 0.2%
Philip Morris International, Inc.,
6.88%, 3/17/14		900	1,028,127

Wireless Telecommunication Services — 1.6%
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11(b)(f)		4,980	5,138,001
Vodafone Group Plc:
5.00%, 12/16/13(c)		90	95,983
4.15%, 6/10/14(c)		2,850	2,926,742

			8,160,726

Total Corporate Bonds — 16.8%			87,822,020

Foreign Agency Obligations(c)
Eksportfinans ASA, 5.50%, 5/25/16(f)		1,625	1,755,281
Japan Finance Corp., 2.00%, 6/24/11		1,425	1,443,216
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		630	686,544
4.38%, 1/15/13		405	429,888
4.13%, 7/15/13		185	194,947
4.00%, 2/02/15		365	379,714
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(b)		475	482,057

Total Foreign Agency Obligations — 1.0%			5,371,647

Foreign Government Obligations
Canada — 0.4%
Province of Ontario Canada,
4.10%, 6/16/14(c)		1,985	2,098,671

Israel — 1.0%
Israel Government AID Bond,
5.50%, 9/18/23(c)		5,000	5,427,745

United Kingdom — 0.3%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP	885	1,462,530

Total Foreign Government Obligations — 1.7%			8,988,946

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 10.3%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 3A1,
5.37%, 8/25/35(a)	USD	8,438	7,077,047
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1,
6.00%, 10/25/37		4,375	3,303,049
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		4,190	3,792,065
Series 2006-OA21, Class A1, 0.44%, 3/20/47(a)		1,940	980,869
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-56, Class 4A1, 4.90%, 12/25/33(a)		3,971	3,822,582
Series 2007-J3, Class A10, 6.00%, 7/25/37		3,593	3,077,678
Series 2006-OA5, Class 2A1, 0.45%, 4/25/46(a)		826	392,106
Series 2006-OA5, Class 3A1, 0.45%, 4/25/46(a)		1,597	745,087
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		929	617,870
First Horizon Alernative Mortgage Securities, Series 2004-AA4, Class A1,
4.15%, 10/25/34(a)		2,352	1,821,786

See Notes to Financial Statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1,
5.50%, 8/25/35(a)	USD	735	$664,548
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(a)		1,308	1,165,148
Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A,
0.58%, 9/19/35(a)		211	112,694
Homebanc Mortgage Trust:
Series 2005-4, Class A1, 0.52%, 10/25/35(a)		2,119	1,283,697
Series 2006-2, Class A1, 0.43%, 12/25/36(a)		1,838	888,082
JPMorgan Alternative Loan Trust, Series 2005-S1, Class 2A16,
6.00%, 12/25/35		782	755,424
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		427	362,229
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		465	425,630
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1,
0.47%, 2/25/46(a)		1,237	572,853
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1,
5.73%, 4/25/47(a)		4,914	3,368,979
WaMu Mortgage Pass-Through Certificates:
Series 2007-OA4, Class 1A, 1.67%, 5/25/47(a)		989	516,768
Series 2007-OA5, Class 1A, 1.65%, 6/25/47(a)		860	462,483
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.11%, 9/25/35(a)		6,427	5,876,907
Series 2006-AR2, Class 2A5, 5.03%, 3/25/36(a)		2,787	2,076,250
Series 2006-AR12, Class 2A1, 6.10%, 9/25/36(a)		1,294	1,021,541
Series 2006-AR17, Class A1, 5.33%, 10/25/36(a)		2,062	1,560,821
Series 2006-AR15, Class A1, 5.66%, 10/25/36(a)		4,027	3,122,111
Series 2006-AR18, Class 2A1, 5.72%, 11/25/36(a)		5,625	4,048,460

			53,914,764

Commercial Mortgage-Backed Securities — 18.3%
Banc of America Commercial Mortgage, Inc.:
Series 2002-PB2, Class A4, 6.19%, 6/11/35		3,670	3,861,339
Series 2001-1, Class A2, 6.50%, 4/15/36		3,007	3,110,297
Bear Stearns Commercial Mortgage Securities:
Series 2000-WF2, Class A2, 7.32%, 10/15/32(a)		4,064	4,176,627
Series 2004-PWR6, Class A6, 4.83%, 11/11/41		1,315	1,291,923
Citigroup Commercial Mortgage Trust:
Series 2006-C5, Class A4, 5.43%, 10/15/49		525	474,452
Series 2008-C7, Class A4, 6.30%, 12/10/49(a)		1,315	1,183,907
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B,
6.22%, 9/10/17(a)		2,885	2,396,310
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37(a)		1,965	1,930,666
CS First Boston Mortgage Securities Corp.:
Series 2002-CP5, Class A2, 4.94%, 12/15/35		4,865	5,035,918
Series 2002-CKS4, Class A2, 5.18%, 11/15/36		3,140	3,235,621
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B,
7.18%, 11/10/33		3,469	3,571,979
First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2,
6.66%, 1/12/43		3,894	4,071,355
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35		3,800	4,030,230
Series 2002-2A, Class A3, 5.35%, 8/11/36		4,240	4,384,528
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4,
4.96%, 8/10/38		3,500	3,454,073
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2, Class A3, 6.43%, 4/15/35		3,320	3,426,070
Series 2001-C1, Class A3, 5.86%, 10/12/35		3,840	4,043,754
LB-UBS Commercial Mortgage Trust:
Series 2000-C4, Class A2, 7.37%, 8/15/26		3,792	3,875,313
Series 2003-C7, Class A2, 4.06%, 9/15/27(a)		1,401	1,410,496
Morgan Stanley Capital I:
Series 2000-LIF2, Class A2, 7.20%, 10/15/33		2,822	2,904,191
Series 2006-IQ11, Class A2, 5.69%, 10/15/42(a)		1,295	1,306,940
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, Class A2,
7.52%, 12/18/09(a)		1,416	1,419,160
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%, 8/15/35(a)		4,470	4,527,378
Series 2005-C21, Class A3, 5.38%, 10/15/44(a)		1,870	1,882,003
Series 2006-C26, Class A2, 5.94%, 6/15/45(h)		14,000	14,118,138
Whittier Rehab at Haverhill,
7.60%, 12/01/39		10,561	10,561,369

			95,684,037

Interest Only Collateralized Mortgage Obligations — 0.1%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
2.06%, 5/25/36(a)(b)		18,589	576,215

Total Non-Agency Mortgage-Backed Securities — 28.7%			150,175,016

Project Loans — 0.0%
USGI, Series 87,
7.43%, 12/01/22		73	72,297

Taxable Municipal Bonds
Belvoir Land LLC, Class II,
5.40%, 12/15/47(b)		1,175	804,534
The Board of Trustees of The Leland Stanford Junior University,
4.25%, 5/01/16		750	779,625
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39		1,075	1,335,913
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		825	868,246
Ohana Military Communities LLC,
6.19%, 4/01/49(b)		750	593,423
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		625	690,056
State of California Various Purpose GO,
5.45%, 4/01/15		3,950	4,172,267

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	53

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Taxable Municipal Bonds
State of Texas GO,
5.52%, 4/01/39	USD	2,000	$2,120,180

Total Taxable Municipal Bonds — 2.2%			11,364,244

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.2%
Fannie Mae:
5.25%, 8/01/12(i)		3,275	3,500,091
4.63%, 5/01/13		2,550	2,687,687
Freddie Mac,
1.75%, 6/15/12		1,900	1,910,030
Overseas Private Investment Corp.:
4.09%, 5/29/12		546	533,238
4.30%, 5/29/12		1,371	1,363,939
4.64%, 5/29/12		1,161	1,155,596
4.68%, 5/29/12		657	637,866
4.87%, 5/29/12		4,997	4,978,635
Resolution Funding Corp.:
11.69%, 7/15/18(j)		1,725	1,219,546
11.55%, 10/15/18(j)		1,725	1,203,665
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16		824	890,823
Series 1996-20K, 6.95%, 11/01/16		1,173	1,253,385
Series 1997-20B, Class 1, 7.10%, 2/01/17		861	943,393
Series 1997-20F, Class 1, 7.20%, 6/01/17		263	288,168
Series 1997-20G, Class 1, 6.85%, 7/01/17		1,909	2,049,457
Tennessee Valley Authority,
5.25%, 9/15/39		2,630	2,774,973

			27,390,492

Collateralized Mortgage Obligations — 3.4%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32(a)		7,525	8,191,211
Series 2005-48, Class AR, 5.50%, 2/25/35		3,676	3,936,731
Series 2007-108, Class AN, 8.83%, 11/25/37(a)		2,525	2,774,045
Freddie Mac, Series 2825, Class VP,
5.50%, 6/15/15		2,590	2,782,943

			17,684,930

Federal Deposit Insurance Corporation Guaranteed — 5.8%
Citibank, N.A.,
1.38%, 8/10/11		8,100	8,128,966
Citigroup Funding, Inc.:
2.13%, 7/12/12		2,285	2,310,224
1.88%, 10/22/12		4,400	4,408,523
General Electric Capital Corp.:
2.25%, 3/12/12		2,750	2,799,662
2.00%, 9/28/12		2,750	2,765,326
2.13%, 12/21/12		5,945	5,998,998
2.63%, 12/28/12		3,700	3,790,839

			30,202,538

Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae, Series 2009-26, Class SC,
6.16%, 1/16/38(a)		4,469	432,820

Mortgage-Backed Securities — 46.0%
Fannie Mae Mortgage-Backed Securities:
7.00%, 7/01/10-10/01/12		14	14,896
5.50%, 9/01/13-9/01/38		35,370	37,237,048
6.00%, 1/01/21-11/01/37		22,765	24,183,644
5.00%, 1/01/23-2/01/24		11,962	12,568,452
4.00%, 10/01/24-10/01/39(k)		5,900	5,932,375
4.50%, 10/01/24-11/01/39(k)		44,400	44,994,375
5.00%, 10/01/24-10/01/39(k)		19,500	20,255,625
4.27%, 12/01/34(a)		3,708	3,820,656
4.84%, 8/01/38(a)		3,737	3,901,664
4.50%, 4/01/39-9/01/39		17,819	18,073,529
5.50%, 10/01/39(k)		13,000	13,597,188
6.00%, 10/01/39(k)		19,400	20,460,937
6.50%, 11/01/39(k)		4,900	5,210,844
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/10		723	731,556
6.50%, 9/01/10-8/01/13		62	64,499
6.00%, 11/01/14-2/01/32		593	635,979
5.50%, 10/01/17		414	444,503
5.00%, 2/01/22-4/01/22		2,856	3,010,846
5.00%, 10/01/24-10/01/39(k)		5,100	5,338,563
5.45%, 11/01/38(a)		2,300	2,421,383
5.50%, 10/01/39(k)		2,900	3,035,031
Ginnie Mae Mortgage-Backed Securities:
9.50%, 9/15/16-11/15/16		11	12,672
9.00%, 3/15/18		11	11,893
5.50%, 11/15/33		26	27,245
5.00%, 10/01/39(k)		10,000	10,346,875
6.00%, 10/01/39(k)		4,500	4,748,906

			241,081,184

Total U.S. Government Sponsored Agency Securities — 60.5%			316,791,964

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 2/15/29		3,850	4,470,212
4.25%, 5/15/39(i)		2,635	2,725,989
U.S. Treasury Notes:
1.00%, 9/30/11		1,755	1,756,371
2.38%, 9/30/14		5,260	5,273,571
3.00%, 9/30/16(l)		35,730	35,872,348
3.63%, 8/15/19(l)		22,510	23,104,399
U.S. Treasury Strips,
3.88%, 8/15/20		9,565	6,299,825

Total U.S. Treasury Obligations — 15.2%			79,502,715

Total Long-Term Investments (Cost — $734,654,685) — 139.2%			729,214,716

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(m)(n) (Cost — $5,850,944) — 1.1%		5,850,944	5,850,944

	Contracts(o)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.915% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.		3,980	211,525
Receive a fixed rate of 1.945% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		3,980	218,381
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		1,180	17

See Notes to Financial Statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Contracts(o)		Value
Options Purchased
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 2.370% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Goldman Sachs Bank USA		1,180		$408
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		530		6,053
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, N.A.		890		446
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Morgan Stanley Capital Services, Inc.		2,050		88,174
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Morgan Stanley Capital Services, Inc.		2,690		89,965
Receive a fixed rate of 3.120% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		1,510		23,638
Receive a fixed rate of 3.404% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		1,350		301,348
Receive a fixed rate of 3.405% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		540		120,718

				1,060,673

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.		3,980		204,107
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		3,980		200,804
Pay a fixed rate of 3.120% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		1,510		496,749
Pay a fixed rate of 3.404% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		1,350		637,887
Pay a fixed rate of 3.405% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker, Deutsche Bank AG		540		252,501
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc		2,440		279,314

				2,071,362

Total Options Purchased (Cost — $4,430,462) — 0.6%				3,132,035

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $744,936,091*) — 140.9%			USD	738,197,695

	Par (000)
TBA Sale Commitments(k)
Fannie Mae Mortgage-Backed Securities:
5.00%, 10/01/24-11/01/24	USD	11,900		(12,466,504)
5.50%, 10/01/24-10/01/39		21,617		(22,648,627)
6.00%, 10/01/24-10/01/39		41,108		(43,371,584)
4.50%, 10/01/39		11,500		(11,643,750)
Ginnie Mae Mortgage-Backed Securities,
6.00%, 10/01/39		4,500		(4,748,906)

Total TBA Sale Commitments (Proceeds — $94,334,884) — (18.1)%				(94,879,371)

	Contracts(o)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.580% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		1,680		(417,869)
Pay a fixed rate of 3.650% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		500		(160,530)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.		2,930		(1,188,488)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		750		(324,588)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		680		(324,191)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank N.A.		900		(492,682)
Pay a fixed rate of 4.080% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG		1,350		(749,296)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.		460		(265,392)
Pay a fixed rate of 4.125% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		750		(434,656)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.		860		(865,651)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		2,230		(2,460,095)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		1,490		(1,614,420)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		1,060		(1,817,131)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		1,000		(1,788,564)

				(12,903,553)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	55

Schedule of Investments (continued)	Managed Income Portfolio
(Percentage shown are based on Net Assets)

	Contracts(o)	Value
Options Written
Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	500	$(174,884)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	750	(194,863)
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	680	(160,504)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	900	(359,453)
Receive a fixed rate of 4.080% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	1,680	(184,123)
Receive a fixed rate of 4.080% and pay a floating rated based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	1,350	(533,662)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	460	(164,644)
Receive a fixed rate of 4.125% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	750	(274,971)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	530	(167,258)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.	2,930	(541,301)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	860	(124,747)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	2,230	(87,696)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.	1,490	(460,701)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	1,060	(1)
Receive a fixed rate of 5.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc	2,440	(63,345)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	1,000	(3,171)

		(3,495,324)

Total Options Written (Premiums Received — $ 14,210,013) — (3.1)%		(16,398,877)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 119.7%		626,919,447
Liabilities in Excess of Other Assets — (19.7)%		(103,088,972)

Net Assets — 100.0%		$523,830,475

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$745,124,381

Gross unrealized appreciation	$15,950,427
Gross unrealized depreciation	(22,877,113)

Net unrealized depreciation	$(6,926,686)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(h)	Security held as collateral in connection with TALF program.

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(6,783,750)	$(73,281)
BNP Paribas	$(15,925,781)	$(264,250)
Citibank, N.A.	$9,406,406	$28,109
Credit Suisse International	$29,069,071	$264,773
Deutsche Bank AG	$34,322,281	$(70,539)
Goldman Sachs Bank USA	$(8,542,879)	$94,986
JPMorgan Chase Bank, N.A.	$(2,472,438)	$56,141
Morgan Stanley Capital Services, Inc	$(31,562)	$52,109

(l)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$5,850,944	$12,701

(n)	Represents the current yield as of report date.

(o)	One contract represents a notional amount of $10,000.

See Notes to Financial Statements.

56	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Managed Income Portfolio

•

Investments in companies considered to be an affiliate of the Portfolio, during the period October 1, 2008 to December 31, 2008 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Interest Income
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM	$28,514

•	Reverse repurchase agreements outstanding as of September 30, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.10%	09/30/09	Open	$19,023,750	$19,023,750
Credit Suisse International	0.10%	09/30/09	Open	$20,610,300	20,610,300

Total					$39,634,050

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 3,303,325	GBP 2,021,000	Citibank, N.A.	10/28/09	$73,880

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
560	U.S. Treasury Notes (5 Year)	Chicago	December 2009	$65,012,500	$337,553
96	U.S. Treasury Notes (10 Year)	Chicago	December 2009	$11,359,500	20,571
10	Gilt British	London	December 2009	$1,894,777	14,263

Total					$372,387

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
106	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$22,998,688	$(28,206)
77	U.S. Treasury Bonds (30 Year)	Chicago	December 2009	$9,345,875	(127,963)

Total					$(156,169)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
4.05%(a)	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	10,400	$201,897
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	6,770	(90,211)
2.85%(b)	3-month LIBOR	Deutsche Bank AG	August 2014	USD	4,800	(65,506)
2.80%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2014	USD	6,400	(63,644)
4.49%(a)	3-month LIBOR	Bank of America, N.A.	October 2018	USD	6,700	716,436
2.21%(a)	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	7,900	(699,334)
4.22%(a)	3-month LIBOR	Barclays Bank, Plc	June 2019	USD	5,800	461,766
3.80%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	8,000	336,521
3.77%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2019	USD	6,300	227,722
3.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	5,800	162,169
3.71%(a)	3-month LIBOR	Barclays Bank, Plc	August 2019	USD	6,400	166,636
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	12,400	289,203
3.51%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	2,800	21,452
3.47%(a)	3-month LIBOR	Royal Bank of Scotland, Plc	September 2019	USD	11,700	30,449
3.43%(b)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	3,000	6,714
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	6,865	(386,431)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	2,085	(93,116)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2022	USD	5,065	958,810
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	5,000	(412,426)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	57

Schedule of Investments (continued)	Managed Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
4.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	1,000	$23,553
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	1,500	137,515

Total						$1,930,175

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

(c)	Portfolio pays fixed interest rate and receives floating rate at expiration date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$58,842,686	$1,265	$58,843,951
Preferred Securities	—	10,281,916	—	10,281,916
Corporate Bonds	—	87,822,020	—	87,822,020
Foreign Agency Obligations	—	5,371,647	—	5,371,647
Foreign Government Obligations	—	8,988,946	—	8,988,946
Non-Agency Mortgage-Backed Securities	—	139,613,647	10,561,369	150,175,016
Project Loans	—	—	72,297	72,297
Taxable Municipal Bonds	—	11,364,244	—	11,364,244
U.S. Government Sponsored Agency Securities	—	308,122,690	8,669,274	316,791,964
U.S. Treasury Obligations	—	79,502,715	—	79,502,715
Short-Term Securities	$5,850,944	—	—	5,850,944
Liabilities:
TBA Sale Commitments	—	(94,879,371)	—	(94,879,371)
Other Financial Instruments[1] :
Assets:	372,387	6,946,758	—	7,319,145
Liabilities:	(156,169)	(17,729,998)	(12,379,547)	(30,265,714)

Total	$6,067,162	$604,247,900	$6,924,658	$617,239,720

1	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options and TALF loans. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options and TALF loans are shown at market value.

See Notes to Financial Statements.

58	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Managed Income Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Balance, as of September 30, 2008	$696,979	$4,268	—	$701,247
Accrued discounts/premiums	90	2	$(173)	(81)
Realized gain/loss	62	48	(4)	106
Change in unrealized appreciation/depreciation[3]	8,242	(51)	194	8,385
Net purchases/sales	(704,108)	(4,267)	(1,615)	(709,990)
Transfers in/out of Level[3]	—	$10,561,369	$73,895	$10,635,264

Balance, as of September 30, 2009	$1,265	$10,561,369	$72,297	$10,634,931

	U.S. Government Sponsored Agency Obligations	Other Financial Instruments[2]
Balance, as of September 30, 2008	$9,237,354	—
Accrued discounts/premiums	—	—
Realized gain/loss	—	—
Change in unrealized appreciation/depreciation[3]	(963,294)	$(479,547)
Net purchases/sales	395,214	(11,900,000)
Transfers in/out of Level[3]	—	—

Balance, as of September 30, 2009	$8,669,274	$(12,379,547)

2	Other financial instruments are swaps and TALF loans.

3	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $(1,271,111) which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	59

Statements of Assets and Liabilities

September 30, 2009	Bond Portfolio	GNMA Portfolio	Inflation Protected Bond Poftfolio
Assets
Investments at value - unaffiliated[1]	$1,368,831,751	$2,167,811,249	$1,479,004,268
Investments at value - affiliated[2]	5,090,430	41,423,569	262,477,437
Foreign currency at value[3]	819	—	735,399
Cash	—	3,001,201	189,584
Collateral pledged for financial futures contracts	—	564,000	—
Swap premiums paid	—	—	1,302,680
TBA sale commitments receivable	105,956,441	560,345,246	—
Investments sold receivable	41,377,493	381,401,979	—
Unrealized appreciation on swaps	9,817,999	2,362,837	5,973,593
Interest receivable	8,602,938	7,969,898	8,336,762
Capital shares sold receivable	1,667,007	5,741,201	26,301,742
Margin variation receivable	256,368	238,778	367,030
Unrealized appreciation on foreign currency exchange contracts	108,169	—	35,125
Prepaid expenses	85,090	93,228	137,923
Dividends receivable - affiliated	2,540	61,863	41,873
Receivable from advisor	1,749	59,202	162,650

Total assets	1,541,798,794	3,171,074,251	1,785,066,066

Liabilities
Loans payable	16,544,690	—	—
Investments purchased payable	206,862,572	1,235,366,661	38,108,215
TBA sale commitments at value[4]	106,920,147	560,921,322	—
Reverse repurchase agreements payable	76,729,850	—	—
Options written at value[5]	33,659,857	17,068,416	18,091,642
Unrealized depreciation on swaps	3,533,781	585,472	3,799,492
Capital shares redeemed payable	1,945,773	3,646,032	3,414,129
Income dividends payable	1,773,212	1,710,328	145,066
Other affiliates payable	248,449	388,990	414,281
Investment advisory fees payable	247,456	265,027	138,314
Interest expense payable	238,564	1,502,000	—
Bank overdraft	157,265	—	—
Service and distribution fees payable	107,929	378,030	456,340
Margin variation payable	72,746	398,125	349,050
Officer’s and Trustees’ fees payable	11,890	10,941	13,135
Collateral received for swap contracts	—	1,900,000	1,700,000
Unrealized depreciation on foreign currency exchange contracts	—	—	64,667
Other accrued expenses payable	132,064	177,985	166,444

Total liabilities	449,186,245	1,824,319,329	66,860,775

Net Assets	$1,092,612,549	$1,346,754,922	$1,718,205,291

Net Assets Consist of
Paid-in capital	$1,102,517,983	$1,305,428,935	$1,677,901,103
Undistributed (distributions in excess of) net investment income	1,391,033	(207,660)	(170,239)
Accumulated net realized gain (loss)	(24,368,249)	17,257,552	5,184,924
Net unrealized appreciation/depreciation	13,071,782	24,276,095	35,289,503

Net Assets	$1,092,612,549	$1,346,754,922	$1,718,205,291

[1] Investments at cost - unaffiliated	$1,358,321,284	$2,144,933,233	$1,445,930,766
[2] Investments at cost - affiliated	5,090,430	41,423,569	262,477,437
[3] Foreign currency at cost	828	—	738,139
[4] Proceeds received - TBA sale commitments	105,956,441	560,345,246	—
[5] Premiums received - options written	30,717,145	17,579,070	18,590,355

See Notes to Financial Statements.

60	ANNUAL REPORT

Statements of Assets and Liabilities (continued)

September 30, 2009	Bond Portfolio	GNMA Portfolio	Inflation Protected Bond Poftfolio
Net Asset Value
BlackRock
Net assets	$207,249,088	$40,981,905	$117,605,003
Shares outstanding[6]	22,365,831	3,986,078	11,247,046
Par value per share	$0.001	$0.001	$0.001
Net asset value	$9.27	$10.28	$10.46
Institutional
Net assets	$544,484,921	$578,224,457	$380,279,741
Shares outstanding[6]	58,767,619	56,110,498	35,681,845
Par value per share	$0.001	$0.001	$0.001
Net asset value	$9.27	$10.31	$10.66
Service
Net assets	$180,545,645	$29,808,889	$50,523,502
Shares outstanding[6]	19,476,027	2,895,851	4,737,232
Par value per share	$0.001	$0.001	$0.001
Net asset value	$9.27	$10.29	$10.67
Investor A
Net assets	$92,421,057	$312,342,514	$775,914,048
Shares outstanding[6]	9,975,319	30,193,552	73,381,539
Par value per share	$0.001	$0.001	$0.001
Net asset value	$9.26	$10.34	$10.57
Investor B
Net assets	$5,689,627	$20,118,580	$12,605,144
Shares outstanding[6]	614,193	1,950,766	1,198,256
Par value per share	$0.001	$0.001	$0.001
Net asset value	$9.26	$10.31	$10.52
Investor C
Net assets	$62,222,211	$365,278,577	$381,277,853
Shares outstanding[6]	6,710,375	35,454,883	36,021,046
Par value per share	$0.001	$0.001	$0.001
Net asset value	$9.27	$10.30	$10.58

6	Unlimited number of shares authorized.

See Notes to Financial Statements.

ANNUAL REPORT	61

Statements of Assets and Liabilities (continued)

September 30, 2009	Intermediate Government Bond Portfolio	Long Duration Bond Portfolio	Managed Income Portfolio
Assets
Investments at value - unaffiliated[1]	$663,230,745	$247,184,480	$732,346,751
Investments at value - affiliated[2]	295,926	8,771,301	5,850,944
Cash pledged as collateral in connection with swaps	39,100	—	—
Foreign currency at value[3]	887	191	2,658
Cash	—	—	924,892
TBA sale commitments receivable	46,288,721	7,627,461	94,334,884
Investments sold receivable	34,485,071	1,665,233	41,954,691
Unrealized appreciation on swaps	3,899,220	1,608,735	3,740,843
Interest receivable	2,183,517	2,731,820	4,054,835
Capital shares sold receivable	621,398	51,835	1,170,066
Unrealized appreciation on foreign currency exchange contracts	58,289	22,035	73,880
Prepaid expenses	40,983	8,159	43,839
Margin variation receivable	29,696	19,155	117,351
Dividends receivable - affiliated	18,540	—	479
Receivable from advisor	18,305	6	686,439
Principal paydown receivable	—	—	432

Total assets	751,210,398	269,690,411	885,302,984

Liabilities
Loans payable	—	—	11,900,000
Investments purchased payable	112,620,919	5,482,657	188,952,269
TBA sale commitments at value[4]	46,767,983	7,679,408	94,879,371
Reverse repurchase agreements payable	43,287,000	—	39,634,050
Options written at value[5]	16,492,326	657,490	16,398,877
Unrealized depreciation on swaps	1,426,906	1,433,216	1,810,668
Capital shares redeemed payable	1,229,103	21,959	5,849,119
Income dividends payable	842,302	10,562	1,271,159
Other affiliates payable	193,829	22,984	119,683
Margin variation payable	178,181	166,501	35,050
Investment advisory fees payable	175,502	39,560	195,361
Service and distribution fees payable	119,900	2,545	44,168
Bank overdraft	113,615	—	—
Interest expense payable	92,231	13,436	241,716
Officer’s and Trustees’ fees payable	8,933	5,930	8,953
Unrealized depreciation on foreign currency exchange contracts	—	8,673	—
Collateral received for swap contracts	—	—	52,379
Other accrued expenses payable	86,674	61,834	79,686

Total liabilities	223,635,404	15,606,755	361,472,509

Net Assets	$527,574,994	$254,083,656	$523,830,475

Net Assets Consist of
Paid-in capital	$519,753,029	$235,121,954	$563,524,869
Undistributed net investment income	1,718,254	1,063,958	2,668,782
Accumulated net realized gain (loss)	1,953,695	386,544	(34,006,923)
Net unrealized appreciation/depreciation	4,150,016	17,511,200	(8,356,253)

Net Assets	$527,574,994	$254,083,656	$523,830,475

[1] Investments at cost - unaffiliated	$659,510,699	$230,386,375	$739,085,147
[2] Investments at cost - affiliated	295,926	8,771,301	5,850,944
[3] Foreign currency at cost	895	171	2,563
[4] Proceeds received - TBA sale commitments	46,288,721	7,627,461	94,334,884
[5] Premiums received - options written	15,256,739	566,200	14,210,013

See Notes to Financial Statements.

62	ANNUAL REPORT

Statements of Assets and Liabilities (concluded)

September 30, 2009	Intermediate Government Bond Portfolio	Long Duration Bond Portfolio	Managed Income Portfolio
Net Asset Value
BlackRock
Net assets	—	$220,731,179	—
Shares outstanding[6]	—	20,937,364	—
Par value per share	—	$0.001	—
Net asset value	—	$10.54	—
Institutional
Net assets	$180,032,185	$20,134,806	$322,704,528
Shares outstanding[6]	16,963,007	1,910,679	33,081,780
Par value per share	$0.001	$0.001	$0.001
Net asset value	$10.61	$10.54	$9.75
Service
Net assets	$3,141,140	—	$173,948,677
Shares outstanding[6]	296,108	—	17,832,807
Par value per share	$0.001	—	$0.001
Net asset value	$10.61	—	$9.75
Investor A
Net assets	$267,495,219	$13,217,671	$20,408,606
Shares outstanding[6]	25,145,049	1,253,694	2,091,508
Par value per share	$0.001	$0.001	$0.001
Net asset value	$10.64	$10.54	$9.76
Investor B
Net assets	$18,659,869	—	$1,281,112
Shares outstanding[6]	1,758,471	—	131,288
Par value per share	$0.001	—	$0.001
Net asset value	$10.61	—	$9.76
Investor C
Net assets	$58,246,581	—	$5,487,552
Shares outstanding[6]	5,483,571	—	563,834
Par value per share	$0.001	—	$0.001
Net asset value	$10.62	—	$9.73

6	Unlimited number of shares authorized.

See Notes to Financial Statements.

ANNUAL REPORT	63

Statement of Operations

Year Ended September 30, 2009	Bond Portfolio	GNMA Portfolio
Investment Income
Interest	$48,080,404	$39,837,091
Dividends	135,012	217,329
Interest and dividends - affiliated	71,671	1,754,760

Total income	48,287,087	41,809,180

Expenses
Investment advisory	4,720,490	5,541,281
Service and distribution - class specific	1,094,725	3,287,456
Administration	663,378	698,752
Transfer agent - class specific	581,670	1,018,995
Administration - class specific	235,486	249,605
Printing	178,983	205,721
Registration	106,928	187,302
Professional	91,256	81,303
Custodian	90,915	246,659
Officer and Trustees	46,123	48,605
Borrowing costs[1]	33,150	—
Miscellaneous	109,399	81,988
Recoupment of past waived fees - class specific	1,235	—

Total expenses excluding interest expense	7,953,738	11,647,667
Interest expense	165,568	47,144

Total expenses	8,119,306	11,694,811
Less fees waived by advisor	(1,710,765)	(2,449,272)
Less administration fees waived - class specific	(81,030)	(119,096)
Less transfer agent fees waived - class specific	(2,810)	(15,690)
Less transfer agent fees reimbursed - class specific	(5,472)	(315,685)
Less fees paid indirectly	(369)	(1,494)

Total expenses after fees waived, reimbursed and paid indirectly	6,318,860	8,793,574

Net investment income	41,968,227	33,015,606

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(18,149,000)	34,345,165
Options written	907,673	844,020
Financial futures contracts and swaps	(1,412,089)	(5,576,763)
Foreign currency transactions	85,915	—

	(18,567,501)	29,612,422

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	69,779,309	22,021,008
Investments - affiliated	—	(81)
Options written	(2,236,192)	536,316
Financial futures contracts and swaps	17,183,250	1,198,398
Foreign currency transactions	(1,883,301)	—

	82,843,066	23,755,641

Total realized and unrealized gain	64,275,565	53,368,063

Net Increase in Net Assets Resulting from Operations	$106,243,792	$86,383,669

1	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

64	ANNUAL REPORT	SEPTEMBER 30, 2009

Inflation Protected Bond Portfolio	Intermediate Government Bond Portfolio	Long Duration Bond Portfolio	Managed Income Portfolio

$18,058,237	$20,432,864	$10,727,858	$32,497,075
45,842	164,763	22,260	43,984
153,892	367,693	10,896	41,236

18,257,971	20,965,320	10,761,014	32,582,295

3,580,728	2,698,503	965,206	2,620,711
3,367,100	1,447,425	8,491	498,271
623,714	400,805	144,781	390,539
1,256,461	597,980	3,620	289,118
219,922	134,977	48,201	131,091
211,643	94,616	24,484	70,110
215,852	64,632	31,675	58,115
66,250	77,457	64,398	73,641
62,516	64,466	35,052	97,460
46,498	33,982	22,900	32,477
—	—	—	23,800
69,536	71,885	31,041	78,601
—	10,029	642	1,289

9,720,220	5,696,757	1,380,491	4,365,223
88,851	36,358	4,706	596,824

9,809,071	5,733,115	1,385,197	4,962,047
(2,204,355)	(245,926)	(521,093)	(46,032)
(77,370)	(56,203)	(42,846)	(104,024)
(52,707)	(3,711)	(1,244)	(2,795)
(199,336)	(124,680)	(139)	(171,808)
(2,341)	(1,061)	(3)	(65)

7,272,962	5,301,534	819,872	4,637,323

10,985,009	15,663,786	9,941,142	27,944,972

3,305,045	5,816,932	(3,392,171)	(24,392,073)
2,290,044	216,013	126,674	389,333
4,069,815	2,876,660	4,375,668	(3,215,621)
320,309	313,404	51,562	280,777

9,985,213	9,223,009	1,161,733	(26,937,584)

59,235,761	8,720,371	29,425,769	52,949,719
—	(3,685)	(93)	(606,215)
718,829	(867,933)	(47,227)	(1,767,941)
1,263,359	3,175,445	1,694,643	6,669,968
(105,309)	(421,666)	(349,789)	(1,950,027)

61,112,640	10,602,532	30,723,303	55,295,504

71,097,853	19,825,541	31,885,036	28,357,920

$82,082,862	$35,489,327	$41,826,178	$56,302,892

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	65

Statements of Changes in Net Assets

	Bond Portfolio
Increase (Decrease) in Net Assets:	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations
Net investment income	$41,968,227	$42,310,627
Net realized gain (loss)	(18,567,501)	12,446,599
Net change in unrealized appreciation/depreciation	82,843,066	(69,854,164)

Net increase (decrease) in net assets resulting from operations	106,243,792	(15,096,938)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(10,044,978)	(12,117,547)
Institutional	(22,635,136)	(16,161,847)
Service	(9,250,064)	(11,383,514)
Investor A	(3,158,811)	(1,808,043)
Investor B	(221,641)	(206,773)
Investor C	(1,556,815)	(486,065)
Net realized gain:
BlackRock	(735,437)	(280,057)
Institutional	(1,407,267)	(359,025)
Service	(800,342)	(304,874)
Investor A	(172,885)	(37,387)
Investor B	(19,312)	(7,068)
Investor C	(85,558)	(11,597)

Decrease in net assets resulting from dividends and distributions to shareholders	(50,088,246)	(43,163,797)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	148,352,081	81,874,385

Net Assets
Total increase in net assets	204,507,627	23,613,650
Beginning of year	888,104,922	864,491,272

End of year	$1,092,612,549	$888,104,922

Distributions in excess of net investment income	$1,391,033	$(3,450,435)

See Notes to Financial Statements.

66	ANNUAL REPORT	SEPTEMBER 30, 2009

GNMA Portfolio		Inflation Protected Bond Portfolio
Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

$33,015,606	$13,805,532	$10,985,009	$18,132,305
29,612,422	7,129,552	9,985,213	1,398,813
23,755,641	1,370,977	61,112,640	(25,778,416)

86,383,669	22,306,061	82,082,862	(6,247,298)

(128,686)	(208,464)	(907,590)	(720,440)
(20,688,645)	(11,522,081)	(2,925,879)	(3,898,051)
(906,470)	(520,605)	(334,528)	(462,256)
(8,354,626)	(1,217,386)	(5,427,583)	(7,393,448)
(620,934)	(395,569)	(91,825)	(622,452)
(7,503,863)	(741,621)	(2,314,994)	(5,075,081)

—	—	(747)	(29,060)
—	—	(6,894)	(150,776)
—	—	(413)	(11,242)
—	—	(10,627)	(89,246)
—	—	(794)	(35,919)
—	—	(8,367)	(173,764)

(38,203,224)	(14,605,726)	(12,030,241)	(18,661,735)

894,011,973	216,890,260	1,161,994,515	423,294,469

942,192,418	224,590,595	1,232,047,136	398,385,436
404,562,504	179,971,909	486,158,155	87,772,719

$1,346,754,922	$404,562,504	$1,718,205,291	$486,158,155

$(207,660)	$(880,052)	$(170,239)	$(285,811)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	67

Statements of Changes in Net Assets (concluded)

	Intermediate Government Bond Portfolio
Increase (Decrease) in Net Assets:	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations
Net investment income	$15,663,786	$19,040,122
Net realized gain (loss)	9,223,009	13,409,112
Net change in unrealized appreciation/depreciation	10,602,532	(7,969,377)

Net increase (decrease) in net assets resulting from operations	35,489,327	24,479,857

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	—	—
Institutional	(7,236,777)	(8,876,603)
Service	(93,734)	(66,694)
Investor A	(8,701,246)	(9,705,576)
Investor B	(593,314)	(928,583)
Investor C	(1,397,053)	(467,273)
Net realized gain:
BlackRock	—	—
Institutional	(1,120,903)	—
Service	(13,735)	—
Investor A	(1,365,737)	—
Investor B	(135,719)	—
Investor C	(265,525)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(20,923,743)	(20,044,729)

Capital Share Transactions
Capital contribution from affiliate	—	—
Net increase (decrease) in net assets derived from capital share transactions	9,294,744	7,950,324

Net Assets
Total increase (decrease) in net assets	23,860,328	12,385,452
Beginning of year	503,714,666	491,329,214

End of year	$527,574,994	$503,714,666

Undistributed (distributions in excess of) net investment income	$1,718,254	$(617,089)

1	Commencement of operations.

See Notes to Financial Statements.

68	ANNUAL REPORT	SEPTEMBER 30, 2009

Long Duration Bond Portfolio		Managed Income Portfolio
Year Ended September 30, 2009	October 19, 2007[1] to September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

$9,941,142	$4,276,383	$27,944,972	$35,657,147
1,161,733	549,435	(26,937,584)	4,658,452
30,723,303	(13,212,103)	55,295,504	(62,813,856)

41,826,178	(8,386,285)	56,302,892	(22,498,257)

(8,816,250)	(3,425,092)	—	—
(906,636)	(830,722)	(20,324,943)	(22,994,360)
—	—	(8,841,650)	(10,043,322)
(159,352)	(5,261)	(1,015,880)	(936,402)
—	—	(79,498)	(116,951)
—	—	(186,370)	(87,320)

(330,517)	—	—	—
(31,950)	—	—	—
—	—	—	—
(951)	—	—	—
—	—	—	—
—	—	—	—

(10,245,656)	(4,261,075)	(30,448,341)	(34,178,355)

—	—	633,234
55,583,965	179,566,529	(141,096,830)	(61,232,774)

87,164,487	166,919,169	(114,609,045)	(117,909,386)
166,919,169	—	638,439,520	756,348,906

$254,083,656	$166,919,169	$523,830,475	$638,439,520

$1,063,958	$(364,516)	$2,668,782	$798,850

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	69

Financial Highlights	Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.74	$9.28	$9.24	$9.32	$9.57	$8.73	$9.28	$9.24	$9.32	$9.57

Net investment income[1]	0.41	0.45	0.42	0.39	0.35	0.41	0.45	0.42	0.38	0.34
Net realized and unrealized gain (loss)	0.61	(0.53)	0.06	(0.07)	(0.20)	0.61	(0.55)	0.06	(0.07)	(0.20)

Net increase (decrease) from investment operations	1.02	(0.08)	0.48	0.32	0.15	1.02	(0.10)	0.48	0.31	0.14

Dividends and distributions from:
Net investment income	(0.46)	(0.45)	(0.44)	(0.40)	(0.32)	(0.45)	(0.44)	(0.44)	(0.39)	(0.31)
Net realized gain	(0.03)	(0.01)	—	—	(0.08)	(0.03)	(0.01)	—	—	(0.08)

Total dividends and distributions	(0.49)	(0.46)	(0.44)	(0.40)	(0.40)	(0.48)	(0.45)	(0.44)	(0.39)	(0.39)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—	—	—	—	0.00 [2]	—

Net asset value, end of year	$9.27	$8.74	$9.28	$9.24	$9.32	$9.27	$8.73	$9.28	$9.24	$9.32

Total Investment Return[3]
Based on net asset value	12.07%	(1.07)%	5.33%	3.54%[4]	1.61%	12.14%	(1.22)%	5.29%	3.45%[4]	1.46%

Ratios to Average Net Assets
Total expenses	0.68%	0.87%	0.68%	0.67%	0.70%	0.72%	0.86%	0.69%	0.72%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.47%	0.64%	0.47%	0.45%	0.45%	0.53%	0.67%	0.50%	0.53%	0.60%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.46%	0.45%	0.45%	0.45%	0.45%	0.52%	0.49%	0.48%	0.53%	0.60%

Net investment income	4.65%	4.81%	4.59%	4.20%	3.75%	4.57%	4.79%	4.57%	4.12%	3.60%

Supplemental Data
Net assets, end of year (000)	$207,249	$218,311	$262,145	$397,585	$435,529	$544,485	$362,249	$300,377	$305,384	$316,522

Portfolio turnover	444%[5]	316%[6]	101%	113%	194%	444%[5]	316%[6]	101%	113%	194%

See Notes to Financial Statements.

70	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.73	$9.28	$9.24	$9.33	$9.57	$8.73	$9.28	$9.24	$9.32	$9.57

Net investment income[1]	0.38	0.41	0.39	0.35	0.31	0.37	0.41	0.39	0.35	0.32
Net realized and unrealized gain (loss)	0.61	(0.54)	0.06	(0.08)	(0.19)	0.61	(0.54)	0.06	(0.07)	(0.20)

Net increase (decrease) from investment operations	0.99	(0.13)	0.45	0.27	0.12	0.98	(0.13)	0.45	0.28	0.12

Dividends and distributions from:
Net investment income	(0.42)	(0.41)	(0.41)	(0.36)	(0.28)	(0.42)	(0.41)	(0.41)	(0.36)	(0.29)
Net realized gain	(0.03)	(0.01)	—	—	(0.08)	(0.03)	(0.01)	—	—	(0.08)

Total dividends and distributions	(0.45)	(0.42)	(0.41)	(0.36)	(0.36)	(0.45)	(0.42)	(0.41)	(0.36)	(0.37)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—	—	—	—	0.00 [2]	—

Net asset value, end of year	$9.27	$8.73	$9.28	$9.24	$9.33	$9.26	$8.73	$9.28	$9.24	$9.32

Total Investment Return[3]
Based on net asset value	11.76%	(1.55)%	4.94%	2.98%[4]	1.30%	11.60%	(1.60)%	4.95%	3.09%[4]	1.20%

Ratios to Average Net Assets
Total expenses	1.05%	1.21%	1.00%	1.11%	1.08%	1.10%	1.27%	1.00%	1.18%	1.18%

Total expenses excluding recoupment of past waived fees	1.05%	1.21%	1.00%	1.11%	1.08%	1.10%	1.27%	1.00%	1.18%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	0.87%	1.01%	0.82%	0.88%	0.86%	0.91%	1.06%	0.82%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.85%	0.83%	0.80%	0.88%	0.86%	0.89%	0.88%	0.80%	0.89%	0.86%

Net investment income	4.27%	4.45%	4.27%	3.80%	3.34%	4.17%	4.37%	4.26%	3.76%	3.34%

Supplemental Data
Net assets, end of year (000)	$180,546	$235,333	$257,580	$184,276	$94,557	$92,421	$47,131	$29,328	$27,545	$31,272

Portfolio turnover	444%[5]	316%[6]	101%	113%	194%	444%[5]	316%[6]	101%	113%	194%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	71

Financial Highlights (continued)	Bond Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.73	$9.28	$9.24	$9.32	$9.57	$8.74	$9.29	$9.25	$9.33	$9.57

Net investment income[1]	0.30	0.34	0.31	0.27	0.24	0.31	0.34	0.32	0.28	0.25
Net realized and unrealized gain (loss)	0.61	(0.55)	0.06	(0.06)	(0.20)	0.61	(0.54)	0.05	(0.07)	(0.20)

Net increase (decrease) from investment operations	0.91	(0.21)	0.37	0.21	0.04	0.92	(0.20)	0.37	0.21	0.05

Dividends and distributions from:
Net investment income	(0.35)	(0.33)	(0.33)	(0.29)	(0.21)	(0.36)	(0.34)	(0.33)	(0.29)	(0.21)
Net realized gain	(0.03)	(0.01)	—	—	(0.08)	(0.03)	(0.01)	—	—	(0.08)

Total dividends and distributions	(0.38)	(0.34)	(0.33)	(0.29)	(0.29)	(0.39)	(0.35)	(0.33)	(0.29)	(0.29)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—	—	—	—	0.00 [2]	—

Net asset value, end of year	$9.26	$8.73	$9.28	$9.24	$9.32	$9.27	$8.74	$9.29	$9.25	$9.33

Total Investment Return[3]
Based on net asset value	10.76%	(2.38)%	4.07%	2.29%[4]	0.44%	10.82%	(2.33)%	4.07%	2.33%[4]	0.54%

Ratios to Average Net Assets
Total expenses	1.87%	2.05%	1.88%	1.88%	1.83%	1.79%	1.98%	1.85%	1.82%	1.83%

Total expenses excluding recoupment of past waived fees	1.85%	2.05%	1.88%	1.88%	1.83%	1.79%	1.98%	1.85%	1.82%	1.83%

Total expenses after fees waived, reimbursed and paid indirectly	1.69%	1.86%	1.67%	1.67%	1.61%	1.61%	1.79%	1.66%	1.62%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.67%	1.67%	1.65%	1.67%	1.61%	1.59%	1.61%	1.64%	1.62%	1.61%

Net investment income	3.44%	3.62%	3.40%	2.97%	2.59%	3.45%	3.66%	3.42%	3.02%	2.59%

Supplemental Data
Net assets, end of year (000)	$5,690	$5,572	$6,134	$7,937	$10,594	$62,222	$19,508	$8,927	$8,408	$9,204

Portfolio turnover	444%[5]	316%[6]	101%	113%	194%	444%[5]	316%[6]	101%	113%	194%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

72	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	GNMA Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.73	$9.44	$9.53	$9.69	$9.87	$9.75	$9.45	$9.54	$9.70	$9.88

Net investment income[1]	0.31	0.23	0.47	0.45	0.44	0.37	0.59	0.47	0.44	0.43
Net realized and unrealized gain (loss)	0.66	0.55	(0.05)	(0.08)	(0.20)	0.60	0.20	(0.05)	(0.08)	(0.21)

Net increase from investment operations	0.97	0.78	0.42	0.37	0.24	0.97	0.79	0.42	0.36	0.22

Dividends from net investment income	(0.42)	(0.49)	(0.51)	(0.53)	(0.42)	(0.41)	(0.49)	(0.51)	(0.52)	(0.40)

Net asset value, end of year	$10.28	$9.73	$9.44	$9.53	$9.69	$10.31	$9.75	$9.45	$9.54	$9.70

Total Investment Return[2]
Based on net asset value	10.09%	8.36%	4.56%	3.93%	2.44%	10.17%	8.43%	4.53%	3.84%	2.28%

Ratios to Average Net Assets
Total expenses	0.81%	0.87%	0.81%	0.78%	0.85%	0.81%	0.97%	0.82%	0.83%	0.97%

Total expenses after fees waived, reimbursed and paid indirectly	0.51%	0.56%	0.49%	0.45%	0.45%	0.48%	0.57%	0.52%	0.53%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.51%	0.45%	0.45%	0.45%	0.45%	0.48%	0.48%	0.48%	0.53%	0.60%

Net investment income	2.91%	4.98%	4.96%	4.71%	4.53%	3.63%	4.71%	4.93%	4.62%	4.40%

Supplemental Data
Net assets, end of year (000)	$40,982	$353	$12,162	$11,632	$10,915	$578,224	$272,840	$118,652	$108,286	$121,571

Portfolio turnover	1,435%[3]	2,637%[4]	553%	320%	521%	1,435%[3]	2,637%[4]	553%	320%	521%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	73

Financial Highlights (continued)	GNMA Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.73	$9.44	$9.53	$9.69	$9.87	$9.78	$9.49	$9.58	$9.74	$9.92

Net investment income[1]	0.33	0.51	0.44	0.41	0.39	0.33	0.53	0.43	0.41	0.41
Net realized and unrealized gain (loss)	0.61	0.24	(0.04)	(0.08)	(0.19)	0.61	0.21	(0.04)	(0.08)	(0.21)

Net increase from investment operations	0.94	0.75	0.40	0.33	0.20	0.94	0.74	0.39	0.33	0.20

Dividends from net investment income	(0.38)	(0.46)	(0.49)	(0.49)	(0.38)	(0.38)	(0.45)	(0.48)	(0.49)	(0.38)

Net asset value, end of year	$10.29	$9.73	$9.44	$9.53	$9.69	$10.34	$9.78	$9.49	$9.58	$9.74

Total Investment Return[2]
Based on net asset value	9.83%	8.03%	4.26%	3.55%	2.02%	9.74%	7.91%	4.13%	3.47%	2.01%

Ratios to Average Net Assets
Total expenses	1.07%	1.16%	1.08%	1.10%	1.23%	1.09%	1.21%	1.18%	1.27%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	0.81%	0.84%	0.78%	0.80%	0.86%	0.85%	0.89%	0.89%	0.87%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.81%	0.75%	0.74%	0.80%	0.86%	0.85%	0.81%	0.85%	0.87%	0.86%

Net investment income	3.29%	4.34%	4.68%	4.36%	3.97%	3.22%	4.20%	4.54%	4.26%	4.13%

Supplemental Data
Net assets, end of year (000)	$29,809	$15,688	$7,047	$7,712	$8,129	$312,343	$61,896	$14,677	$14,122	$15,288

Portfolio turnover	1,435%[3]	2,637%[4]	553%	320%	521%	1,435%[3]	2,637%[4]	553%	320%	521%

See Notes to Financial Statements.

74	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	GNMA Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.75	$9.45	$9.54	$9.71	$9.89	$9.74	$9.45	$9.53	$9.70	$9.88

Net investment income[1]	0.25	0.34	0.36	0.33	0.33	0.26	0.37	0.37	0.34	0.34
Net realized and unrealized gain (loss)	0.61	0.34	(0.05)	(0.09)	(0.21)	0.60	0.30	(0.04)	(0.10)	(0.22)

Net increase from investment operations	0.86	0.68	0.31	0.24	0.12	0.86	0.67	0.33	0.24	0.12

Dividends from net investment income	(0.30)	(0.38)	(0.40)	(0.41)	(0.30)	(0.30)	(0.38)	(0.41)	(0.41)	(0.30)

Net asset value, end of year	$10.31	$9.75	$9.45	$9.54	$9.71	$10.30	$9.74	$9.45	$9.53	$9.70

Total Investment Return[2]
Based on net asset value	8.91%	7.20%	3.34%	2.58%	1.25%	8.99%	7.13%	3.51%	2.59%	1.26%

Ratios to Average Net Assets
Total expenses	1.88%	2.03%	1.96%	1.96%	1.97%	1.82%	1.98%	1.90%	1.95%	1.98%

Total expenses after fees waived, reimbursed and paid indirectly	1.64%	1.72%	1.67%	1.65%	1.62%	1.58%	1.66%	1.61%	1.65%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.64%	1.62%	1.63%	1.65%	1.61%	1.57%	1.57%	1.57%	1.65%	1.61%

Net investment income	2.48%	3.60%	3.78%	3.50%	3.40%	2.52%	3.58%	3.85%	3.51%	3.44%

Supplemental Data
Net assets, end of year (000)	$20,119	$10,556	$11,065	$14,627	$19,792	$365,279	$43,229	$16,369	$19,497	$26,691

Portfolio turnover	1,435%[3]	2,637%[4]	553%	320%	521%	1,435%[3]	2,637%[4]	553%	320%	521%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	75

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.84	$9.87	$9.84	$10.35	$10.38	$10.04	$10.06	$10.02	$10.54	$10.54

Net investment income[1]	0.35	0.80	0.19	0.55	0.41	0.14	0.79	0.46	0.50	0.42
Net realized and unrealized gain (loss)	0.39	(0.10)	0.30	(0.26)	0.19	0.60	(0.08)	0.03	(0.23)	0.18

Net increase from investment operations	0.74	0.70	0.49	0.29	0.60	0.74	0.71	0.49	0.27	0.60

Dividends and distributions from:
Net investment income	(0.12)	(0.69)	(0.43)	(0.67)	(0.53)	(0.12)	(0.69)	(0.42)	(0.66)	(0.50)
Net realized gain	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)

Total dividends and distributions	(0.12)	(0.73)	(0.46)	(0.80)	(0.63)	(0.12)	(0.73)	(0.45)	(0.79)	(0.60)

Net asset value, end of year	$10.46	$9.84	$9.87	$9.84	$10.35	$10.66	$10.04	$10.06	$10.02	$10.54

Total Investment Return[3]
Based on net asset value	7.58%	6.97%	5.07%	3.00%	5.91%	7.40%	6.88%	5.12%	2.78%	5.90%

Ratios to Average Net Assets
Total expenses	0.59%	0.68%	0.67%	0.85%	0.97%	0.64%	0.69%	0.71%	0.85%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	0.32%	0.34%	0.30%	0.30%	0.30%	0.39%	0.38%	0.35%	0.35%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.31%	0.30%	0.30%	0.30%	0.30%	0.38%	0.34%	0.35%	0.35%	0.40%

Net investment income	3.43%	7.62%	1.98%	5.59%	4.01%	1.37%	7.38%	4.61%	4.96%	4.00%

Supplemental Data
Net assets, end of year (000)	$117,605	$12,573	$1,954	$17,890	$22,975	$380,280	$86,495	$22,956	$15,069	$5,788

Portfolio turnover	193%[4]	249%[5]	219%	235%	419%	193%[4]	249%[5]	219%	235%	419%

See Notes to Financial Statements.

76	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.06	$10.09	$10.03	$10.56	$10.39	$9.97	$10.00	$9.95	$10.47	$10.50

Net investment income[1]	0.21	0.78	0.50	0.49	0.43	0.17	0.84	0.41	0.50	0.42
Net realized and unrealized gain (loss)	0.50	(0.11)	(0.01)	(0.27)	0.14	0.53	(0.18)	0.06	(0.26)	0.13

Net increase from investment operations	0.71	0.67	0.49	0.22	0.57	0.70	0.66	0.47	0.24	0.55

Dividends and distributions from:
Net investment income	(0.10)	(0.66)	(0.40)	(0.62)	(0.30)	(0.10)	(0.65)	(0.39)	(0.63)	(0.48)
Net realized gain	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)

Total dividends and distributions	(0.10)	(0.70)	(0.43)	(0.75)	(0.40)	(0.10)	(0.69)	(0.42)	(0.76)	(0.58)

Net asset value, end of year	$10.67	$10.06	$10.09	$10.03	$10.56	$10.57	$9.97	$10.00	$9.95	$10.47

Total Investment Return[3]
Based on net asset value	7.16%	6.49%	4.97%	2.26%	5.52%	7.11%	6.52%	4.84%	2.43%	5.42%

Ratios to Average Net Assets
Total expenses	0.91%	0.95%	0.94%	4.40%	1.29%	1.02%	0.99%	1.08%	1.34%	1.39%

Total expenses after fees waived, reimbursed and paid indirectly	0.67%	0.64%	0.58%	0.74%	0.69%	0.70%	0.66%	0.66%	0.71%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.66%	0.61%	0.58%	0.74%	0.69%	0.69%	0.63%	0.66%	0.71%	0.69%

Net investment income	2.04%	7.29%	5.08%	4.84%	3.71%	1.70%	7.89%	4.14%	5.00%	4.06%

Supplemental Data
Net assets, end of year (000)	$50,524	$11,071	$1,803	$4	$2	$775,914	$209,192	$16,139	$4,079	$3,994

Portfolio turnover	193%[4]	249%[5]	219%	235%	419%	193%[4]	249%[5]	219%	235%	419%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	77

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.01	$9.97	$10.48	$10.51	$10.04	$10.06	$10.01	$10.53	$10.55

Net investment income[1]	(0.20)	0.61	0.30	0.40	0.38	(0.02)	0.68	0.31	0.43	0.36
Net realized and unrealized gain (loss)	0.81	(0.02)	0.09	(0.22)	0.09	0.64	(0.09)	0.09	(0.26)	0.12

Net increase from investment operations	0.61	0.59	0.39	0.18	0.47	0.62	0.59	0.40	0.17	0.48

Dividends and distributions from:
Net investment income	(0.08)	(0.57)	(0.32)	(0.56)	(0.40)	(0.08)	(0.57)	(0.32)	(0.56)	(0.40)
Net realized gain	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)

Total dividends and distributions	(0.08)	(0.61)	(0.35)	(0.69)	(0.50)	(0.08)	(0.61)	(0.35)	(0.69)	(0.50)

Net asset value, end of year	$10.52	$9.99	$10.01	$9.97	$10.48	$10.58	$10.04	$10.06	$10.01	$10.53

Total Investment Return[3]
Based on net asset value	6.08%	5.79%	4.05%	1.78%	4.62%	6.16%	5.77%	4.03%	1.72%	4.70%

Ratios to Average Net Assets
Total expenses	1.74%	1.79%	1.87%	1.96%	2.07%	1.70%	1.75%	1.81%	1.89%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly	1.45%	1.45%	1.41%	1.44%	1.44%	1.45%	1.43%	1.41%	1.39%	1.42%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.44%	1.42%	1.41%	1.44%	1.44%	1.44%	1.39%	1.41%	1.39%	1.42%

Net investment income (loss)	(2.00)%	5.78%	3.06%	3.98%	3.65%	(0.15)%	6.38%	3.09%	4.25%	3.46%

Supplemental Data
Net assets, end of year (000)	$12,605	$14,529	$8,800	$2,110	$2,045	$381,278	$152,298	$36,120	$4,619	$3,749

Portfolio turnover	193%[4]	249%[5]	219%	235%	419%	193%[4]	249%[5]	219%	235%	419%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

78	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Intermediate Government
Bond Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.33	$10.23	$10.15	$10.20	$10.45	$10.32	$10.22	$10.14	$10.19	$10.44

Net investment income[1]	0.34	0.43	0.45	0.42	0.39	0.31	0.39	0.42	0.39	0.36
Net realized and unrealized gain (loss)	0.39	0.12	0.08	(0.07)	(0.25)	0.40	0.13	0.08	(0.07)	(0.25)

Net increase from investment operations	0.73	0.55	0.53	0.35	0.14	0.71	0.52	0.50	0.32	0.11

Dividends and distributions from:
Net investment income	(0.39)	(0.45)	(0.45)	(0.40)	(0.26)	(0.36)	(0.42)	(0.42)	(0.37)	(0.24)
Tax return of capital	—	—	—	—	(0.08)	—	—	—	—	(0.07)
Net realized gain	(0.06)	—	—	—	(0.05)	(0.06)	—	—	—	(0.05)

Total dividends and distributions	(0.45)	(0.45)	(0.45)	(0.40)	(0.39)	(0.42)	(0.42)	(0.42)	(0.37)	(0.36)

Net asset value, end of year	$10.61	$10.33	$10.23	$10.15	$10.20	$10.61	$10.32	$10.22	$10.14	$10.19

Total Investment Return[2]
Based on net asset value	7.15%	5.44%	5.34%	3.48%	1.38%	6.94%	5.14%	5.03%	3.18%	1.08%

Ratios to Average Net Assets
Total expenses	0.74%	0.89%	0.72%	0.77%	0.89%	1.00%	1.14%	1.06%	1.10%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.61%	0.79%	0.63%	0.60%	0.60%	0.91%	1.07%	0.93%	0.90%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%	0.90%	0.88%	0.90%	0.90%	0.90%

Net investment income	3.30%	4.14%	4.40%	4.14%	3.78%	2.96%	3.73%	4.09%	3.86%	3.48%

Supplemental Data
Net assets, end of year (000)	$180,032	$209,968	$195,658	$190,154	$214,980	$3,141	$775	$1,134	$831	$842

Portfolio turnover	646%[3]	459%[4]	57%	92%	194%	646%[3]	459%[4]	57%	92%	194%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	79

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.35	$10.25	$10.17	$10.23	$10.47	$10.33	$10.23	$10.15	$10.20	$10.45

Net investment income[1]	0.30	0.39	0.40	0.38	0.35	0.22	0.31	0.32	0.30	0.27
Net realized and unrealized gain (loss)	0.39	0.12	0.09	(0.09)	(0.24)	0.38	0.12	0.09	(0.07)	(0.24)

Net increase from investment operations	0.69	0.51	0.49	0.29	0.11	0.60	0.43	0.41	0.23	0.03

Dividends and distributions from:
Net investment income	(0.34)	(0.41)	(0.41)	(0.35)	(0.23)	(0.26)	(0.33)	(0.33)	(0.28)	(0.18)
Tax return of capital	—	—	—	—	(0.07)	—	—	—	—	(0.05)
Net realized gain	(0.06)	—	—	—	(0.05)	(0.06)	—	—	—	(0.05)

Total dividends and distributions	(0.40)	(0.41)	(0.41)	(0.35)	(0.35)	(0.32)	(0.33)	(0.33)	(0.28)	(0.28)

Net asset value, end of year	$10.64	$10.35	$10.25	$10.17	$10.23	$10.61	$10.33	$10.23	$10.15	$10.20

Total Investment Return[2]
Based on net asset value	6.80%	5.00%	4.88%	2.96%	1.07%	5.89%	4.18%	4.08%	2.26%	0.22%

Ratios to Average Net Assets
Total expenses	1.07%	1.25%	1.11%	1.19%	1.25%	1.89%	2.11%	1.97%	1.91%	1.90%

Total expenses excluding recoupment of past waived fees	1.06%	1.25%	1.11%	1.19%	1.25%	1.87%	2.11%	1.97%	1.91%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.02%	1.19%	1.07%	1.00%	0.99%	1.83%	1.98%	1.84%	1.79%	1.75%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.01%	1.01%	1.04%	1.00%	0.99%	1.82%	1.81%	1.81%	1.79%	1.75%

Net investment income	2.84%	3.72%	3.95%	3.74%	3.43%	2.10%	2.96%	3.19%	2.95%	2.69%

Supplemental Data
Net assets, end of year (000)	$267,495	$244,461	$246,273	$285,303	$345,132	$18,660	$24,552	$35,150	$51,314	$75,182

Portfolio turnover	646%[3]	459%[4]	57%	92%	194%	646%[3]	459%[4]	57%	92%	194%

See Notes to Financial Statements.

80	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.33	$10.24	$10.15	$10.21	$10.46

Net investment income[1]	0.22	0.31	0.32	0.30	0.27
Net realized and unrealized gain (loss)	0.40	0.11	0.10	(0.08)	(0.24)

Net increase from investment operations	0.62	0.42	0.42	0.22	0.03

Dividends and distributions from:
Net investment income	(0.27)	(0.33)	(0.33)	(0.28)	(0.18)
Tax return of capital	—	—	—	—	(0.05)
Net realized gain	(0.06)	—	—	—	(0.05)

Total dividends and distributions	(0.33)	(0.33)	(0.33)	(0.28)	(0.28)

Net asset value, end of year	$10.62	$10.33	$10.24	$10.15	$10.21

Total Investment Return[2]
Based on net asset value	6.03%	4.08%	4.18%	2.16%	0.22%

Ratios to Average Net Assets
Total expenses	1.82%	2.04%	1.90%	1.90%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.76%	1.98%	1.84%	1.79%	1.75%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.75%	1.79%	1.81%	1.79%	1.75%

Net investment income	2.12%	2.93%	3.19%	2.96%	2.66%

Supplemental Data
Net assets, end of year (000)	$58,247	$23,959	$13,114	$14,426	$20,154

Portfolio turnover	646%[3]	459%[4]	57%	92%	194%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	81

Financial Highlights (continued)	Long Duration Bond Portfolio

	BlackRock		Institutional		Investor A
	Year Ended September 30, 2009	Period October 19, 2007[1] to September 30, 2008	Year Ended September 30, 2009	Period October 19, 2007[1] to September 30, 2008	Year Ended September 30, 2009	Period October 19, 2007[1] to September 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.06	$10.00	$9.05	$10.00	$9.02	$10.00

Net investment income[2]	0.50	0.48	0.49	0.47	0.47	0.44
Net realized and unrealized gain (loss)	1.50	(0.95)	1.51	(0.95)	1.54	(0.98)

Net increase (decrease) from investment operations	2.00	(0.47)	2.00	(0.48)	2.01	(0.54)

Dividends and distributions from:
Net investment income	(0.50)	(0.47)	(0.49)	(0.47)	(0.47)	(0.44)
Net realized gain	(0.02)	—	(0.02)	—	(0.02)	—

Total dividends and distributions	(0.52)	(0.47)	(0.51)	(0.47)	(0.49)	(0.44)

Net asset value, end of period	$10.54	$9.06	$10.54	$9.05	$10.54	$9.02

Total Investment Return[3]
Based on net asset value	22.65%	(4.97)%[4]	22.75%	(5.10)%[4]	22.81%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses	0.71%	1.01%[5]	0.72%	0.96%[5]	1.02%	1.26%[5]

Total expenses excluding recoupment of past waived fees	0.71%	1.01%[5]	0.72%	0.96%[5]	1.02%	1.26%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.42%	0.53%[5]	0.45%	0.53%[5]	0.74%	0.81%[5]

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.41%	0.40%[5]	0.45%	0.42%[5]	0.74%	0.73%[5]

Net investment income	5.16%	5.11%[5]	5.15%	4.96%[5]	4.64%	4.59%[5]

Supplemental Data
Net assets, end of period (000)	$220,731	$146,251	$20,135	$20,277	$13,218	$391

Portfolio turnover	166%[6]	652%[7]	166%[6]	652%[7]	166%[6]	652%[7]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 287%.

See Notes to Financial Statements.

82	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)	Managed Income Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.19	$9.99	$9.99	$10.20	$10.41	$9.19	$9.99	$9.99	$10.20	$10.41

Net investment income[1]	0.50	0.49	0.45	0.44	0.46	0.47	0.47	0.42	0.41	0.43
Net realized and unrealized gain (loss)	0.60	(0.82)	(0.01)	(0.12)	(0.18)	0.60	(0.83)	(0.01)	(0.12)	(0.18)

Net increase (decrease) from investment operations	1.10	(0.33)	0.44	0.32	0.28	1.07	(0.36)	0.41	0.29	0.25

Dividends and distributions from:
Net investment income	(0.54)	(0.47)	(0.44)	(0.48)	(0.45)	(0.51)	(0.44)	(0.41)	(0.45)	(0.42)
Net realized gain	—	—	—	(0.05)	(0.04)	—	—	—	(0.05)	(0.04)

Total dividends and distributions	(0.54)	(0.47)	(0.44)	(0.53)	(0.49)	(0.51)	(0.44)	(0.41)	(0.50)	(0.46)

Net asset value, end of year	$9.75	$9.19	$9.99	$9.99	$10.20	$9.75	$9.19	$9.99	$9.99	$10.20

Total Investment Return[2]
Based on net asset value	12.54%[3]	(3.51)%	4.50%	3.24%	2.76%	12.21%[4]	(3.80)%	4.19%	2.93%	2.45%

Ratios to Average Net Assets
Total expenses	0.85%	1.11%	0.69%	0.73%	0.83%	1.09%	1.40%	0.99%	0.98%	1.08%

Total expenses excluding recoupment of past waived fees	0.85%	1.11%	0.69%	0.73%	0.83%	1.09%	1.40%	0.99%	0.98%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.77%	1.09%	0.68%	0.65%	0.65%	1.07%	1.39%	0.97%	0.94%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%	0.95%	0.95%	0.94%	0.94%	0.95%

Net investment income	5.46%	4.96%	4.47%	4.42%	4.45%	5.13%	4.67%	4.18%	4.12%	4.13%

Supplemental Data
Net assets, end of year (000)	$322,705	$414,653	$514,469	$557,787	$587,061	$173,949	$200,973	$214,593	$150,085	$81,337

Portfolio turnover	561%[5]	906%[6]	256%	184%	252%	561%[5]	906%[6]	256%	184%	252%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Capital contribution from affiliate of $633,234 received by the Portfolio is reflected in total return calculations. The impact to the return was an increase of 0.12%.

4	Capital contribution from affiliate of $633,234 received by the Portfolio is reflected in total return calculations. The impact to the return was an increase of 0.13%.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	83

Financial Highlights (continued)	Managed Income Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.19	$9.99	$10.00	$10.21	$10.41	$9.20	$9.99	$10.00	$10.21	$10.41

Net investment income[1]	0.46	0.46	0.41	0.41	0.42	0.39	0.38	0.33	0.32	0.35
Net realized and unrealized gain (loss)	0.61	(0.82)	(0.02)	(0.12)	(0.17)	0.60	(0.81)	(0.01)	(0.12)	(0.17)

Net increase (decrease) from investment operations	1.07	(0.36)	0.39	0.29	0.25	0.99	(0.43)	0.32	0.20	0.18

Dividends and distributions from:
Net investment income	(0.50)	(0.44)	(0.40)	(0.45)	(0.41)	(0.43)	(0.36)	(0.33)	(0.36)	(0.34)
Net realized gain	—	—	—	(0.05)	(0.04)	—	—	—	(0.05)	(0.04)

Total dividends and distributions	(0.50)	(0.44)	(0.40)	(0.50)	(0.45)	(0.43)	(0.36)	(0.33)	(0.41)	(0.38)

Net asset value, end of year	$9.76	$9.19	$9.99	$10.00	$10.21	$9.76	$9.20	$9.99	$10.00	$10.21

Total Investment Return[2]
Based on net asset value	12.24%[3]	(3.86)%	4.03%	2.86%	2.45%	11.20%[4]	(4.53)%	3.24%	1.91%	1.69%

Ratios to Average Net Assets
Total expenses	1.15%	1.45%	1.03%	1.13%	1.18%	2.03%	2.26%	1.80%	1.88%	1.84%

Total expenses excluding recoupment of past waived fees	1.15%	1.45%	1.03%	1.13%	1.18%	2.02%	2.26%	1.80%	1.88%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly	1.14%	1.45%	1.03%	1.01%	1.05%	1.99%	2.26%	1.80%	1.85%	1.80%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.03%	1.01%	1.00%	1.01%	1.05%	1.87%	1.82%	1.77%	1.85%	1.80%

Net investment income	5.05%	4.60%	4.12%	4.07%	4.06%	4.30%	3.77%	3.38%	3.24%	3.34%

Supplemental Data
Net assets, end of year (000)	$20,409	$18,309	$21,155	$23,921	$29,462	$1,281	$2,198	$3,890	$5,127	$6,625

Portfolio turnover	561%[5]	906%[6]	256%	184%	252%	561%[5]	906%[6]	256%	184%	252%

See Notes to Financial Statements.

84	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (concluded)	Managed Income Portfolio

	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.18	$9.97	$9.97	$10.18	$10.38

Net investment income[1]	0.38	0.38	0.33	0.33	0.34
Net realized and unrealized gain (loss)	0.60	(0.81)	(0.01)	(0.12)	(0.16)

Net increase (decrease) from investment operations	0.98	(0.43)	0.32	0.21	0.18

Dividends and distributions from:
Net investment income	(0.43)	(0.36)	(0.32)	(0.37)	(0.34)
Net realized gain	—	—	—	(0.05)	(0.04)

Total dividends and distributions	(0.43)	(0.36)	(0.32)	(0.42)	(0.38)

Net asset value, end of year	$9.73	$9.18	$9.97	$9.97	$10.18

Total Investment Return[2]
Based on net asset value	11.15%[4]	(4.56)%	3.32%	2.07%	1.69%

Ratios to Average Net Assets
Total expenses	1.95%	2.28%	1.89%	1.80%	1.83%

Total expenses excluding recoupment of past waived fees	1.94%	2.28%	1.89%	1.80%	1.83%

Total expenses after fees waived, reimbursed and paid indirectly	1.94%	2.27%	1.84%	1.78%	1.79%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.82%	1.84%	1.81%	1.78%	1.79%

Net investment income	4.13%	3.81%	3.35%	3.32%	3.27%

Supplemental Data
Net assets, end of year (000)	$5,488	$2,306	$2,241	$1,144	$1,187

Portfolio turnover	561%[5]	906%[6]	256%	184%	252%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Capital contribution from affiliate of $633,234 received by the Portfolio is reflected in total return calculations. The impact to the return was an increase of 0.13%.

4	Capital contribution from affiliate of $633,234 received by the Portfolio is reflected in total return calculations. The impact to the return was an increase of 0.11%.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	85

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 33 registered portfolios, of which BlackRock Bond Portfolio (“Bond”), formerly BlackRock Intermediate Bond Portfolio II, BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”) and BlackRock Managed Income Portfolio (“Managed Income”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the service of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization:

The Board of Trustees (the “Board”) and shareholders of the below BlackRock Funds approved a reorganization with a similarly-managed BlackRock Portfolios (the “Reorganization”), as indicated below. The Reorganization was a tax-free event and took place on October 29, 2007 for GNMA.

Target Fund	Acquiring Portfolio
The GNMA Fund Investment Accumulation Program, Inc.	BlackRock GNMA Portfolio

Under the agreement and plan of reorganization with respect to the Reorganization, The GNMA Fund Investment Accumulation Program, Inc. (“GNMA IAP”) shares were exchanged for GNMA Institutional Shares. The conversion ratios for the Share Class mentioned above were as follows:

BlackRock Funds	GNMA
GNMA IAP	2.14043190

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolio	Net Assets Combined After Reorganization as of October 29, 2007	Net Assets Prior to Reorganization as of October 29, 2007	Portfolio’s Shares Issued	Fund’s Shares Redeemed
GNMA	$292,222,052	$181,236,851	11,624,184	5,430,403
Included in the net assets from the BlackRock Fund were the following components:

BlackRock Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Realized Loss	Net Unrealized Depreciation	Net Assets
GNMA IAP	$111,850,878	$29,902	$(403,957)	$(491,622)	$110,985,201

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair values of asset-backed and mortgage-backed securities are estimated based on models. The models consider estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day.

86	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains/losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

ANNUAL REPORT	SEPTEMBER 30, 2009	87

Notes to Financial Statements (continued)

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities that represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may not fully recoup their initial investments in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Portfolio’s maximum amount of loss is the unrealized gain of the commitment.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or

88	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

TBA Commitments: The Portfolios may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps, written options, foreign currency exchange contracts and financial futures contracts) or certain borrowings (e.g. TALF loans), each Portfolio will, consistent with certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, paid by the Portfolios are recorded on the ex-dividend date.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns, with the exception of Long Duration, remain open for the four years ended September 30, 2009. Long Duration’s US federal tax returns remain open for the period ended September 30, 2008 and year ended September 30, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: As of September 30, 2009, Bond and Intermediate Government Bond have recorded a bank overdraft resulting from the estimation of available cash. The overdrafts resulted in fees being charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit, interest rate and

ANNUAL REPORT	SEPTEMBER 30, 2009	89

Notes to Financial Statements (continued)

foreign currency exchange rate risks. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For over-the counter purchased options, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Portfolios do not give rise to counterparty credit risk, as written options obligate the Portfolios to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the United States dollar.

Options: The Portfolios may purchase and write call and put options to increase or decrease their exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, a Portfolio bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value. The Portfolios may execute transactions in both listed and over-the-counter options.

90	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Swaps: The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any swap transactions involve to varying degrees, elements of interest rate risk, credit and market risk in excess of the amounts recognized on the Statements of Assets & Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Portfolios may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which they are not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising an index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising an index.

•

Interest rate swaps – The Portfolios may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of September 30, 2009*

Asset Derivatives

	Statements of Assets and Liabilities Location	Bond	GNMA	Inflation Protected Bond
Interest rate contracts**	Net unrealized appreciation/depreciation	$955,081	$262,738	$1,707,684
	Unrealized appreciation on swaps	9,817,999	2,362,837	5,973,593
	Investments at value – unaffiliated	8,899,719	2,969,941	8,480
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	108,169	—	35,125

Total		$19,780,968	$5,595,516	$7,724,882

*	For details of open derivative instruments as of September 30, 2009, see the Schedules of Investments, which is also indicative of activity for the year ended September 30, 2009.

**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

ANNUAL REPORT	SEPTEMBER 30, 2009	91

Notes to Financial Statements (continued)

Liability Derivatives

	Statements of Assets and Liabilities Location	Bond	GNMA	Inflation Protected Bond
Interest rate contracts**	Net unrealized appreciation/ depreciation	$739,260	$576,602	$1,904,309
	Options written – at value	33,659,857	17,068,416	18,091,642
	Unrealized depreciation on swaps	3,516,675	585,472	2,861,438
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	—	64,667
Credit contracts	Unrealized depreciation on swaps	17,106	—	938,054

Total		$37,932,898	$18,230,490	$23,860,110

Value of Derivative Instruments as of September 30, 2009* Asset Derivatives

	Statements of Assets and Liabilities Location	Intermediate Government Bond	Long Duration Bond	Managed Income
Interest rate contracts**	Net unrealized appreciation/ depreciation	$15,703	$1,183,851	$372,387
	Unrealized appreciation on swaps	3,899,220	1,608,735	3,740,843
	Investments at value – unaffiliated	4,210,425	283,876	3,132,035
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	58,289	22,035	73,880

Total		$8,183,637	$3,098,497	$7,319,145

Liability Derivatives

	Statements of Assets and Liabilities Location	Intermediate Government Bond	Long Duration Bond	Managed Income
Interest rate contracts**	Net unrealized appreciation/ depreciation	$563,537	$504,698	$156,169
	Options written – at value	16,492,326	657,490	16,398,877
	Unrealized depreciation on swaps	1,426,906	1,433,216	1,810,668
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	8,673	—

Total		$18,482,769	$2,604,077	$18,365,714

*	For details of open derivative instruments as of September 30, 2009, see the Schedules of Investments, which is also indicative of activity for the year ended September 30, 2009.

**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations

Year Ended September 30, 2009

Net Realized Gain (Loss) from

	Bond	GNMA	Inflation Protected Bond
Credit contracts:
Swaps	—	—	$1,513,516
Foreign currency exchange contracts:
Foreign currency exchange contracts	$9,244,224	—	855,056
Interest rate contracts:
Financial futures contracts	9,449,700	$(1,898,024)	4,382,994
Options*	5,035,921	1,337,520	3,054,235
Swaps	(10,861,789)	(3,678,739)	(1,826,695)

Total	$12,868,056	$(4,239,243)	$7,979,106

92	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statements of Operations

Year Ended September 30, 2009

Net Realized Gain (Loss) from

	Intermediate Government Bond	Long Duration Bond	Managed Income
Credit contracts:
Swaps	$(445,243)	—	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	229,354	$482,683	$2,339,940
Interest rate contracts:
Financial futures contracts	6,448,179	4,023,746	4,093,755
Options*	2,368,166	223,337	3,616,825
Swaps	(3,126,276)	351,922	(7,309,376)

Total	$5,474,180	$5,081,688	$2,741,144

Net Change in Unrealized Appreciation/Depreciation on

	Bond	GNMA	Inflation Protected Bond
Credit contracts:
Swaps	$57,898	—	$(938,054)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(1,760,800)	—	(180,754)
Interest rate contracts:
Financial futures contracts	4,189,676	$(640,652)	(609,551)
Options*	(5,739,731)	(548,362)	(638,907)
Swaps	12,935,676	1,839,050	2,810,964

Total	$9,682,719	$650,036	$443,698

Net Change in Unrealized Appreciation/Depreciation on

	Intermediate Government Bond	Long Duration Bond	Managed Income
Credit contracts:
Swaps	$3,407	—	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	(487,764)	$(340,653)	$(1,551,167)
Interest rate contracts:
Financial futures contracts	(43,648)	1,079,355	1,795,332
Options*	(3,005,789)	(141,558)	(4,211,824)
Swaps	3,215,686	615,288	4,874,636

Total	$(318,108)	$1,212,432	$906,977

*	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	Each Portfolio except GNMA & Inflation Protected Bond	GNMA	Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	.500%	.550%	.400%
$1 Billion – $2 Billion	.450	.500	.375
$2 Billion – $3 Billion	.425	.475	.350
Greater Than $3 Billion	.400	.450	.325

ANNUAL REPORT	SEPTEMBER 30, 2009	93

Notes to Financial Statements (continued)

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010 in order to limit expenses. This agreement is reviewed annually by the Board. Prior to July 1, 2009, the expense limitations as a percentage of net assets were as follows:

	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	0.45%	0.45%	0.30%	NA	0.40%	NA
Institutional	0.60%	0.60%	0.40%	0.60%	0.55%	0.65%
Service	0.90%	0.90%	0.75%	0.90%	NA	0.95%
Investor A	0.95%	1.07%	0.85%	1.07%	0.90%	1.12%
Investor B	1.70%	1.82%	1.60%	1.82%	NA	1.87%
Investor C	1.70%	1.82%	1.60%	1.82%	NA	1.87%

Effective July 1, 2009, the expense limitations as a percentage of net assets are as follows:

	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	0.47%	0.52%	0.32%	NA	0.45%	NA
Institutional	0.60%	0.60%	0.44%	0.62%	0.55%	0.65%
Service	0.90%	0.90%	0.75%	0.92%	NA	0.95%
Investor A	0.95%	1.07%	0.85%	1.07%	0.90%	1.12%
Investor B	1.70%	1.85%	1.63%	1.88%	NA	1.87%
Investor C	1.70%	1.82%	1.62%	1.82%	NA	1.87%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolios as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Bond	$96,354
GNMA	$563,033
Inflation Protected Bond	$417,552
Intermediate Government Bond	$83,260
Long Duration Bond	$2,181
Managed Income	$15,156

94	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), received the following contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares:

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Investor A	$8,423	$21,673	$4,929	$5,027	$668	$1,655
Investor B	$13,438	$33,384	$25,130	$37,144	—	$3,515
Investor C	$14,101	$204,372	$165,501	$41,510	—	$5,232

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolios incurred the following fees in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Bond	$77,716
GNMA	$70,730
Inflation Protected	$62,770
Intermediate Government Bond	$74,382
Long Duration	$35
Managed Income	$108,144

The Manager maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares for the year ended September 30, 2009. Each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific fees in the Statements of Operations.

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$928	—	$431	—	$1,269	—
Institutional	3,395	$15,719	3,261	$1,620	134	$2,483
Service	4,815	785	1,181	76	—	2,075
Investor A	5,389	19,324	61,818	21,987	63	1,006
Investor B	341	1,132	707	1,048	—	190
Investor C	1,903	10,107	10,653	2,717	—	220

Total	$16,771	$47,067	$78,051	$27,448	$1,466	$5,974

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

ANNUAL REPORT	SEPTEMBER 30, 2009	95

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$48,695	$986	$11,515	—	$42,915	—
Institutional	110,425	120,456	50,695	$48,673	4,438	$85,461
Service	48,601	5,951	5,554	690	—	39,584
Investor A	16,692	55,543	93,987	66,059	848	4,611
Investor B	1,394	5,202	3,405	5,854	—	415
Investor C	9,679	61,467	54,766	13,701	—	1,020

Total	$235,486	$249,605	$219,922	$134,977	$48,201	$131,091

	Administration Fees Waived
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$47,956	$148	$10,605	—	$42,846	—
Institutional	27,168	117,199	7,611	$48,673	—	$79,514
Service	2,040	1,749	25	219	—	24,138
Investor A	3,791	—	42,374	928	—	—
Investor B	75	—	2,412	2,656	—	327
Investor C	—	—	14,343	3,727	—	45

Total	$81,030	$119,096	$77,370	$56,203	$42,846	$104,024

	Service and Distribution Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Service	$484,449	$59,816	$55,713	$6,916	—	$394,893
Investor A	166,822	556,993	981,189	658,376	$8,491	46,003
Investor B	55,700	207,851	136,379	233,464	—	16,519
Investor C	387,754	2,462,796	2,193,819	548,669	—	40,856

Total	$1,094,725	$3,287,456	$3,367,100	$1,447,425	$8,491	$498,271

	Transfer Agent Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$5,039	$270	$1,863	—	$1,409	—
Institutional	177,332	440,001	138,818	$119,208	1,020	$184,536
Service	234,109	22,189	19,389	1,903	—	75,494
Investor A	113,058	274,230	782,434	354,125	1,191	19,495
Investor B	9,302	31,879	21,107	44,978	—	3,670
Investor C	42,830	250,426	292,850	77,766	—	5,923

Total	$581,670	$1,018,995	$1,256,461	$597,980	$3,620	$289,118

96	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Transfer Agent Fees Waived
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income Fund
BlackRock	$906	—	$67	—	$1,244	—
Institutional	104	$15,197	999	$1,620	—	$1,760
Service	28	493	3	29	—	894
Investor A	1,768	—	50,784	—	—	—
Investor B	4	—	426	995	—	133
Investor C	—	—	428	1,067	—	8

Total	$2,810	$15,690	$52,707	$3,711	$1,244	$2,795

	Transfer Agent Fees Reimbursed
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$3,927	$144	$71	—	$139	—
Institutional	508	313,575	4,453	$117,444	—	$168,217
Service	167	1,966	53	1,153	—	3,391
Investor A	843	—	190,608	—	—	—
Investor B	27	—	2,362	1,289	—	170
Investor C	—	—	1,789	4,794	—	30

Total	$5,472	$315,685	$199,336	$124,680	$139	$171,808

If during a Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolios:

Recoupment of Past Waived Fees

Share Classes	Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Institutional	—	—	$637	—
Service	—	—	—	$585
Investor A	$19	$4,859	5	65
Investor B	1,211	5,170	—	214
Investor C	5	—	—	425

Total	$1,235	$10,029	$642	$1,289

As of September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011
Bond	$1,817,475	$1,768,381
GNMA	$983,804	$2,383,401
Inflation Protected Bond	$777,819	$2,338,915
Intermediate Government Bond	$391,678	$390,781
Long Duration Bond	$395,879	$561,421
Managed Income	$141,877	$322,776

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2009:

Bond	$1,819,845
GNMA	$542,863
Inflation Protected Bond	$340,658
Intermediate Government Bond	$342,734
Managed Income	$112,090

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2009, which is included in interest and dividends— affiliated in the Statements of Operations, were as follows:

Bond	$74
GNMA	$309
Inflation Protected Bond	$275
Intermediate Government Bond	$367
Long Duration Bond	$1
Managed Income	$21

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown in the Statements of Operations as fees paid indirectly.

ANNUAL REPORT	SEPTEMBER 30, 2009	97

Notes to Financial Statements (continued)

During the period ended September 30, 2009, Managed Income received $633,234 in capital contributions from an affiliate. This amount is included on the Statements of Changes in Net Assets.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions, excluding short-term and US government securities for the year ended September 30, 2009, were as follows:

	Purchases	Sales
Bond	$1,839,972,028	$1,693,787,555
GNMA	$14,466,389,648	$13,130,160,221
Inflation Protected Bond	$297,557,441	$380,857,410
Intermediate Government Bond	$1,159,331,012	$1,208,308,222
Long Duration Bond	$202,658,728	$159,064,091
Managed Income	$2,676,945,953	$3,008,955,455

Purchases and sales of US government securities were:

	Purchases	Sales
Bond	$3,023,018,713	$2,801,867,132
GNMA	$2,392,803,012	$2,280,392,235
Inflation Protected Bond	$2,280,892,348	$1,320,371,313
Intermediate Government Bond	$2,237,273,875	$2,077,795,379
Long Duration Bond	$151,587,543	$143,810,669
Managed Income	$1,027,072,488	$962,029,501

Purchases and sales of mortgage dollar rolls were:

	Purchases	Sales
Bond	$1,131,541,906	$1,130,219,738
GNMA	$9,251,880,407	$9,260,860,770
Inflation Protected Bond	$148,249,152	$148,497,441
Intermediate Government Bond	$764,222,426	$763,139,789
Long Duration Bond	$111,297,822	$111,153,113
Managed Income	$1,599,948,807	$1,601,338,557

Written option transactions during the year ended September 30, 2009 are summarized as follows:

	Bond
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	13,630	$5,444,930	26,380	$6,342,928
Options written	51,090	22,444,382	57,712	23,427,944
Options expired	(1,870)	(243,100)	(15,867)	(1,438,837)
Options closed	(26,310)	(12,648,240)	(25,635)	(12,612,862)

Options outstanding at end of year	36,540	$14,997,972	42,590	$15,719,173

	GNMA				Inflation Protected Bond
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	400	$191,000	400	$191,000	4,050	$1,206,282	7,270	$1,371,469
Options written	27,500	12,567,095	40,690	13,814,745	20,715	9,068,302	22,013	10,455,025
Options expired	—	—	—	—	(2,095)	(664,340)	(5,702)	(1,442,327)
Options closed	(8,550)	(4,264,810)	(20,550)	(4,919,960)	(990)	(315,067)	(1,901)	(1,088,989)

Options outstanding at end of year	19,350	$8,493,285	20,540	$9,085,785	21,680	$9,295,177	21,680	$9,295,178

	Intermediate Government Bond
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	7,210	$2,852,650	14,360	$3,354,983
Options written	26,220	11,652,122	29,639	12,223,191
Options expired	—	—	(8,202)	(641,061)
Options closed	(15,140)	(7,078,080)	(14,427)	(7,107,066)

Options outstanding at end of year	18,290	$7,426,692	21,370	$7,830,047

98	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Long Duration Bond				Managed Income
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	260	$138,085	690	$143,010	12,740	$4,930,470	23,040	$5,659,490
Options written	4,010	549,740	515	253,905	24,030	10,907,688	27,303	11,411,642
Options expired	(1,810)	(205,086)	(443)	(21,892)	—	—	(14,320)	(1,765,786)
Options closed	(1,970)	(252,140)	(62)	(39,422)	(20,130)	(8,908,835)	(16,413)	(8,024,656)

Options outstanding at end of year	490	$230,599	700	$335,601	16,640	$6,929,323	19,610	$7,280,690

5. Borrowings:

For the year ended September 30, 2009, the average amount of borrowings and the daily weighted average interest rates in TALF loans (as defined below), treasury rolls and reverse repurchase agreements were as follows:

Portfolios	Average Borrowings	Daily Weighted Average Interest Rate
Bond	$83,113,087	1.19%
Managed Income	$64,417,431	1.02%

For the year ended September 30, 2009, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

Portfolios	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$11,067,541	0.66%
Inflation Protected	$23,055,255	1.24%
Intermediate Government Bond	$26,725,393	2.30%
Long Duration Bond	$2,252,965	0.33%

On August 28, 2009, Bond and Managed Income borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). Each Portfolio posted as collateral already held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are included in loans payable on the Statements of Assets and Liabilities.

The following is a summary of outstanding TALF loans and related information as of September 30, 2009:

	Number of Loans	Aggregate Amount of Loans	Maturity Date(s)	Interest Rates	Value of Eligible Securities
Bond	1	$16,544,690	8/28/14	3.87%	$19,771,321

	Number of Loans	Aggregate Amount of Loans	Maturity Date(s)	Interest Rates	Value of Eligible Securities
Managed Income	1	$11,900,000	8/28/14	3.87%	$14,118,138

The non-recourse provision of the TALF loans allows the Portfolios to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities fall below the outstanding amount of the loan. The Portfolios can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. Each Portfolio paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by each Portfolio and is included in borrowing costs in the Statements of Operations. Each Portfolio also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is reflected as interest expense in the Statements of Operations.

Since the Portfolios have the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Portfolios associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Portfolios.

The Portfolios have elected to account for the outstanding TALF loans at fair value. The Portfolios elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Portfolios consider various factors such as observable market transactions, if available, changes in the value of Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any changes in unrealized gain or loss associated with fair valuing TALF loans will be reflected in the Statements of Operations. As of September 30, 2009, the fair value of each Portfolio’s TALF loan obligation was determined to be equal to its face value and as a result there were no unrealized gains or losses recorded by the Portfolios.

ANNUAL REPORT	SEPTEMBER 30, 2009	99

Notes to Financial Statements (continued)

6. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2009.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to the characterization of expenses, foreign currency transactions, net paydown gains (losses), the accounting for swap agreements, the reclassification of distributions, the expiration of capital loss carryforwards, the classification of settlement proceeds and amortization methods on fixed income securities were reclassified to the following accounts:

	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Paid in-Capital	—	—	—	$(5,787)	—	—
Undistributed (distributions in excess of) Net Investment Income	$9,740,686	$5,860,010	$1,132,962	$4,693,681	$1,369,570	$4,373,301
Accumulated Net Realized Gain (Loss)	$(9,740,686)	$(5,860,010)	$(1,132,962)	$(6,016,500)	$(1,369,570)	$(4,373,301)
Unrealized Appreciation/Depreciation on Investments	—	—	—	$1,328,606	—	—

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Ordinary Income
9/30/09	$46,867,476	$38,203,224	$12,002,399	$19,624,281	$9,882,241	$30,448,341
9/30/08	43,163,797	14,605,726	18,661,735	20,044,729	4,261,075	34,178,355
Long-Term Capital Gains
9/30/09	3,220,770	—	27,842	1,299,462	363,415	—
9/30/08	—	—	—	—	—	—
Total Distributions
9/30/09	$50,088,246	$38,203,224	$12,030,241	$20,923,743	$10,245,656	$30,448,341
9/30/08	$43,163,797	$14,605,726	$18,661,735	$20,044,729	$4,261,075	$34,178,355

As of September 30, 2009, the tax components of net undistributed earnings (accumulated losses) were as follows:

	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Undistributed Ordinary Income	$2,501,382	$17,794,913	$9,614,324	$4,452,305	$2,316,179	$3,245,195
Capital Loss Carryforwards	(1,210,486)	—	—	—	—	(6,805,680)
Undistributed Long-Term Capital Gains	—	—	680,944	—	—	—
Net Unrealized Gains (Losses)*	(11,196,330)	23,531,074	30,008,920	3,369,660	16,645,523	(36,133,909)

Total	$(9,905,434)	$41,325,987	$40,304,188	$7,821,965	$18,961,702	$(39,694,394)

*	The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post October capital losses for tax purposes, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default and other temporary differences.

100	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

As of September 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	Bond	Managed Income
2015	—	$4,208,497
2017	$1,210,486	2,597,183

Total	$1,210,486	$6,805,680

8. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets approximates their value recorded in the Portfolios’ Statements of Assets and Liabilities.

9. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	7,295,688	$66,060,390	6,941,989	$64,854,253
Shares issued in reinvestment of dividends	577,607	5,092,854	698,115	6,493,267

Total issued	7,873,295	71,153,244	7,640,104	71,347,520
Shares redeemed	(10,496,970)	(92,443,276)	(10,889,387)	(100,348,052)

Net decrease	(2,623,675)	$(21,290,032)	(3,249,283)	$(29,000,532)

Institutional
Shares sold	35,368,656	$314,064,338	16,948,161	$158,565,590
Shares issued in reinvestment of dividends	994,029	8,871,567	648,157	6,021,248

Total issued	36,362,685	322,935,905	17,596,318	164,586,838
Shares redeemed	(19,078,417)	(168,213,844)	(8,477,875)	(78,977,301)

Net increase	17,284,268	$154,722,061	9,118,443	$85,609,537

Service
Shares sold	4,459,453	$39,205,111	5,561,241	$51,949,878
Shares issued in reinvestment of dividends	1,121,707	9,912,613	1,250,575	11,630,636

Total issued	5,581,160	49,117,724	6,811,816	63,580,514
Shares redeemed	(13,047,515)	(114,558,442)	(7,615,244)	(70,990,323)

Net decrease	(7,466,355)	$(65,440,718)	(803,428)	$(7,409,809)

ANNUAL REPORT	SEPTEMBER 30, 2009	101

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	8,096,144	$71,826,405	4,707,819	$44,081,629
Shares issued in reinvestment of dividends	304,884	2,710,703	174,476	1,617,355

Total issued	8,401,028	74,537,108	4,882,295	45,698,984
Shares redeemed	(3,823,231)	(33,786,062)	(2,645,200)	(24,580,592)

Net increase	4,577,797	$40,751,046	2,237,095	$21,118,392

Investor B
Shares sold	316,250	$2,799,469	161,662	$1,498,231
Shares issued in reinvestment of dividends	22,020	195,152	18,401	168,309

Total issued	338,270	2,994,621	180,063	1,666,540
Shares redeemed and automatic conversion of shares	(362,109)	(3,209,383)	(202,971)	(1,893,640)

Net decrease	(23,839)	$(214,762)	(22,908)	$(227,100)

Investor C
Shares sold	6,034,090	$53,653,898	1,588,332	$14,733,187
Shares issued in reinvestment of dividends	157,296	1,406,820	46,619	420,843

Total issued	6,191,386	55,060,718	1,634,951	15,154,030
Shares redeemed	(1,713,373)	(15,236,232)	(363,661)	(3,370,133)

Net increase	4,478,013	$39,824,486	1,271,290	$11,783,897

GNMA
BlackRock
Shares sold	4,004,484	$40,911,187	70,598	$691,527
Shares issued in reinvestment of dividends	12,072	123,684	19,051	183,581

Total issued	4,016,556	41,034,871	89,649	875,108
Shares redeemed	(66,795)	(677,500)	(1,341,948)	(13,180,596)

Net increase (decrease)	3,949,761	$40,357,371	(1,252,299)	$(12,305,488)

Institutional
Shares issued from the reorganization	—	—	11,624,184	$110,985,201
Shares sold	52,914,711	$531,199,386	6,899,117	67,148,113
Shares issued in reinvestment of dividends	1,215,115	12,297,546	505,608	4,935,473

Total issued	54,129,826	543,496,932	19,028,909	183,068,787
Shares redeemed	(26,017,108)	(262,717,685)	(3,591,318)	(34,908,953)

Net increase	28,112,718	$280,779,247	15,437,591	$148,159,834

Service
Shares sold	2,384,595	$24,027,237	1,332,657	$12,991,461
Shares issued in reinvestment of dividends	86,835	876,581	50,245	488,999

Total issued	2,471,430	24,903,818	1,382,902	13,480,460
Shares redeemed	(1,187,266)	(11,944,814)	(517,771)	(5,042,891)

Net increase	1,284,164	$12,959,004	865,131	$8,437,569

102	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
GNMA (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	38,917,575	$392,742,153	5,760,348	$56,496,050
Shares issued in reinvestment of dividends	674,945	6,865,236	86,998	850,354

Total issued	39,592,520	399,607,389	5,847,346	57,346,404
Shares redeemed	(15,727,572)	(159,246,389)	(1,066,104)	(10,395,005)

Net increase	23,864,948	$240,361,000	4,781,242	$46,951,399

Investor B
Shares sold	2,285,319	$22,801,571	255,340	$2,497,178
Shares issued in reinvestment of dividends	47,455	479,712	32,120	313,169

Total issued	2,332,774	23,281,283	287,460	2,810,347
Shares redeemed and automatic conversion of shares	(1,464,391)	(14,816,486)	(375,489)	(3,655,494)

Net increase (decrease)	868,383	$8,464,797	(88,029)	$(845,147)

Investor C
Shares sold	40,011,378	$402,011,328	3,144,936	$30,761,693
Shares issued in reinvestment of dividends	586,708	5,947,402	48,378	471,245

Total issued	40,598,086	407,958,730	3,193,314	31,232,938
Shares redeemed	(9,581,086)	(96,868,176)	(488,448)	(4,740,845)

Net increase	31,017,000	$311,090,554	2,704,866	$26,492,093

Inflation Protected Bond
BlackRock
Shares sold	11,184,412	$112,674,595	1,130,967	$11,754,943
Shares issued in reinvestment of dividends	87,607	896,304	58,305	603,204

Total issued	11,272,019	113,570,899	1,189,272	12,358,147
Shares redeemed	(1,302,938)	(12,789,528)	(109,401)	(1,139,171)

Net increase	9,969,081	$100,781,371	1,079,871	$11,218,976

Institutional
Shares sold	34,306,834	$351,222,636	8,105,958	$86,119,071
Shares issued in reinvestment of dividends	168,742	1,752,350	190,420	2,006,348

Total issued	34,475,576	352,974,986	8,296,378	88,125,419
Shares redeemed	(7,409,122)	(75,158,408)	(1,961,801)	(20,887,893)

Net increase	27,066,454	$277,816,578	6,334,577	$67,237,526

Service
Shares sold	4,528,834	$46,550,317	1,427,085	$15,279,183
Shares issued in reinvestment of dividends	25,051	261,999	16,256	171,103

Total issued	4,553,885	46,812,316	1,443,341	15,450,286
Shares redeemed	(916,868)	(9,132,298)	(521,851)	(5,565,305)

Net increase	3,637,017	$37,680,018	921,490	$9,884,981

ANNUAL REPORT	SEPTEMBER 30, 2009	103

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	74,685,284	$756,844,150	22,482,202	$238,595,349
Shares issued in reinvestment of dividends	470,713	4,854,162	627,119	6,551,650

Total issued	75,155,997	761,698,312	23,109,321	245,146,999
Shares redeemed	(22,749,092)	(227,555,630)	(3,748,689)	(39,444,908)

Net increase	52,406,905	$534,142,682	19,360,632	$205,702,091

Investor B
Shares sold	598,224	$5,971,734	791,428	$8,335,184
Shares issued in reinvestment of dividends	6,642	68,557	47,567	499,287

Total issued	604,866	6,040,291	838,995	8,834,471
Shares redeemed	(861,053)	(8,561,552)	(263,249)	(2,763,924)

Net increase (decrease)	(256,187)	$(2,521,261)	575,746	$6,070,547

Investor C
Shares sold	28,463,435	$290,240,678	12,751,094	$135,466,119
Shares issued in reinvestment of dividends	186,184	1,935,492	409,792	4,311,498

Total issued	28,649,619	292,176,170	13,160,886	139,777,617
Shares redeemed	(7,802,978)	(78,081,043)	(1,576,252)	(16,597,269)

Net increase	20,846,641	$214,095,127	11,584,634	$123,180,348

Intermediate Government Bond
Institutional
Shares sold	4,875,360	$50,852,269	5,243,578	$54,905,514
Shares issued in reinvestment of dividends	191,467	1,998,879	187,050	1,955,422

Total issued	5,066,827	52,851,148	5,430,628	56,860,936
Shares redeemed	(8,437,537)	(87,999,510)	(4,224,167)	(44,207,196)

Net increase (decrease)	(3,370,710)	$(35,148,362)	1,206,461	$12,653,740

Service
Shares sold	351,832	$3,667,612	351,733	$3,657,419
Shares issued in reinvestment of dividends	8,709	91,165	2,367	24,777

Total issued	360,541	3,758,777	354,100	3,682,196
Shares redeemed	(139,492)	(1,458,820)	(389,960)	(4,071,928)

Net increase (decrease)	221,049	$2,299,957	(35,860)	$(389,732)

Investor A
Shares sold and automatic conversion of shares	7,449,544	$77,790,338	3,483,017	$36,531,202
Shares issued in reinvestment of dividends	739,692	7,748,172	696,179	7,294,891

Total issued	8,189,236	85,538,510	4,179,196	43,826,093
Shares redeemed	(6,664,076)	(69,715,028)	(4,579,469)	(47,917,391)

Net increase (decrease)	1,525,160	$15,823,482	(400,273)	$(4,091,298)

104	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Intermediate Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	1,003,904	$10,430,749	295,255	$3,090,064
Shares issued in reinvestment of dividends	57,442	600,066	73,082	764,317

Total issued	1,061,346	11,030,815	368,337	3,854,381
Shares redeemed and automatic conversion of shares	(1,680,404)	(17,535,164)	(1,426,965)	(14,922,703)

Net decrease	(619,058)	$(6,504,349)	(1,058,628)	$(11,068,322)

Investor C
Shares sold	5,884,013	$61,233,004	1,594,707	$16,672,807
Shares issued in reinvestment of dividends	134,249	1,405,072	37,008	387,310

Total issued	6,018,262	62,638,076	1,631,715	17,060,117
Shares redeemed	(2,853,227)	(29,814,060)	(594,249)	(6,214,181)

Net increase	3,165,035	$32,824,016	1,037,466	$10,845,936

Long Duration
BlackRock
Shares sold	8,888,617	$84,530,175	17,297,487	$167,892,663
Shares issued in reinvestment of dividends	936,916	9,084,860	355,244	3,425,127

Total issued	9,825,533	93,615,035	17,652,731	171,317,790
Shares redeemed	(5,038,545)	(47,393,022)	(1,502,355)	(14,300,000)

Net increase	4,786,988	$46,222,013	16,150,376	$157,017,790

Institutional
Shares sold	298,571	$2,942,255	2,160,039	$21,347,075
Shares issued in reinvestment of dividends	95,209	919,612	84,602	822,902

Total issued	393,780	3,861,867	2,244,641	22,169,977
Shares redeemed	(722,749)	(6,561,750)	(4,993)	(48,420)

Net increase (decrease)	(328,969)	$(2,699,883)	2,239,648	$22,121,557

Investor A
Shares sold	1,325,084	$13,200,826	83,031	$805,447
Shares issued in reinvestment of dividends	14,824	149,244	425	4,034

Total issued	1,339,908	13,350,070	83,456	809,481
Shares redeemed	(129,587)	(1,288,235)	(40,083)	(382,299)

Net increase	1,210,321	$12,061,835	43,373	$427,182

Managed Income
Institutional
Shares sold	2,136,717	$19,616,555	2,551,293	$25,558,592
Shares issued in reinvestment of dividends	93,566	852,227	76,838	762,681

Total issued	2,230,283	20,468,782	2,628,131	26,321,273
Shares redeemed	(14,265,564)	(128,699,971)	(9,008,572)	(89,644,424)

Net decrease	(12,035,281)	$(108,231,189)	(6,380,441)	$(63,323,151)

ANNUAL REPORT	SEPTEMBER 30, 2009	105

Notes to Financial Statements (concluded)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Managed Income (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	4,922,553	$45,125,585	6,377,306	$63,851,023
Shares issued in reinvestment of dividends	883,814	8,036,556	938,976	9,321,141

Total issued	5,806,367	53,162,141	7,316,282	73,172,164
Shares redeemed	(9,841,782)	(88,735,447)	(6,928,681)	(68,667,993)

Net increase (decrease)	(4,035,415)	$(35,573,306)	387,601	$4,504,171

Investor A
Shares sold and automatic conversion of shares	682,945	$6,226,373	528,239	$5,303,902
Shares issued in reinvestment of dividends	99,347	904,773	85,118	846,233

Total issued	782,292	7,131,146	613,357	6,150,135
Shares redeemed	(682,309)	(6,193,175)	(738,735)	(7,329,978)

Net increase (decrease)	99,983	$937,971	(125,378)	$(1,179,843)

Investor B
Shares sold	44,749	$398,614	148,476	$1,495,880
Shares issued in reinvestment of dividends	7,163	64,817	9,432	93,983

Total issued	51,912	463,431	157,908	1,589,863
Shares redeemed and automatic conversion of shares	(159,651)	(1,453,101)	(308,134)	(3,099,588)

Net decrease	(107,739)	$(989,670)	(150,226)	$(1,509,725)

Investor C
Shares sold	559,112	$5,041,386	129,455	$1,277,425
Shares issued in reinvestment of dividends	15,166	138,804	7,397	73,205

Total issued	574,278	5,180,190	136,852	1,350,630
Shares redeemed	(261,672)	(2,420,826)	(110,447)	(1,074,856)

Net increase	312,606	$2,759,364	26,405	$275,774

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

106	ANNUAL REPORT	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Bond Portfolio (formerly BlackRock Intermediate Bond II Portfolio), BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Long Duration Bond Portfolio and BlackRock Managed Income Portfolio [six of the thirty-three portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)], as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for BlackRock Long Duration Bond which is for year ended September 30, 2009 and the period from October 19, 2007 (commencement of operations) to September 30, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Long Duration Bond Portfolio, and BlackRock Managed Income Portfolio for the fiscal year ended September 30, 2009:

Interest Related Dividends for Non-U.S. Residents*

	Month Paid:
	October 2008 - January 2009	February 2009 - September 2009
Bond Portfolio	98.84%	98.20%
GNMA Portfolio	100.00%	100.00%
Inflation Protected Bond Portfolio	100.00%	100.00%
Intermediate Government Bond Portfolio	10.61%	100.00%
Long Duration Bond Portfolio	99.27%	83.22%
Managed Income Portfolio	89.53%	94.02%

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest**

Bond Portfolio	24.84%
GNMA Portfolio	14.27%
Inflation Protected Bond Portfolio	51.15%
Intermediate Government Bond Portfolio	51.55%
Long Duration Bond Portfolio	16.37%
Managed Income Portfolio	22.70%

**	The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Portfolios distributed Long-Term Capital Gains per share to shareholders of record on December 22, 2008 as follows:

Long-Term Capital Gain
Bond Portfolio	$0.032391
Inflation Protected Portfolio	$0.000541
Intermediate Government Bond Portfolio	$0.024931
Long Duration Bond Portfolio	$0.017648

ANNUAL REPORT	SEPTEMBER 30, 2009	107

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Bond Portfolio”), BlackRock Bond Portfolio (the “Bond Portfolio”), BlackRock Intermediate Government Bond Portfolio (the “Intermediate Government Bond Portfolio”), BlackRock Long Duration Bond Portfolio (the “Long Duration Bond Portfolio”) and BlackRock Managed Income Portfolio (the “Managed Income Portfolio”) (each, a “Portfolio”), each a series of BlackRock Funds II (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Portfolio, with BlackRock Advisors, LLC (the “Manager”), each Portfolio’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to each Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of each Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) each Portfolio’s operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) each Portfolio’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Portfolio’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Portfolio, each for a one-year term ending June 30, 2010. The Board considered all factors it believed

108	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

relevant with respect to the Fund and each Portfolio, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with each Portfolio; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of each Portfolio’s shares, services related to the valuation and pricing of each Portfolio’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing the Portfolio’s performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide each Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Portfolio by third parties) and officers and other personnel as are necessary for the operations of a Portfolio. In addition to investment advisory services, BlackRock and its affiliates and significant shareholders provide each Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of a Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the GNMA Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Inflation Protected Bond Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since inception periods reported.

The Board noted that the Bond Portfolio ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Bond Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, performance of BlackRock’s multi-sector taxable fixed income funds in 2008 was challenged most significantly due to overweight exposure to commercial mortgage-backed securities, non-agency residential mortgage-backed securities, and financial credits (where applicable). BlackRock continues to monitor these positions closely and believes that certain securities continue to provide an attractive long term investment opportunity. The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Bond Portfolio’s performance.

ANNUAL REPORT	SEPTEMBER 30, 2009	109

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Intermediate Government Bond Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Intermediate Government Bond Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance for BlackRock’s government funds can be attributed primarily to exposure to AAA-rated commercial mortgage-backed securities and non-agency residential mortgage-backed securities. The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Intermediate Government Bond Portfolio’s performance.

The Board noted that the Long Duration Bond Portfolio ranked in the first quartile against its Lipper Performance Universe for both the one-year and since inception periods reported.

The Board noted that the Managed Income Portfolio ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Managed Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, allocations to various spread products drove underperformance for BlackRock’s short duration funds. Exposure to commercial mortgage-backed securities, non-agency residential mortgage-backed securities, financial credits, and consumer asset-backed securities were the primary detractors from performance. The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Managed Income Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with each Portfolio: The Board, including the Independent Board Members, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the each Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Portfolio. The Board reviewed BlackRock’s profitability with respect to each Portfolio and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the GNMA Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were above the median contractual advisory fees paid by the GNMA Portfolio’s Peers, such fees were within 5% of the median amount. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the GNMA Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit the GNMA Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Inflation Protected Bond Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Inflation Protected Bond Portfolio’s Peers. The Board also noted that the Inflation Protected Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Inflation Protected Bond

110	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit the Inflation Protected Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that, although the Bond Portfolio’s contractual advisory fees were above the median contractual advisory fees paid by the Bond Portfolio’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that the Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Bond Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit the Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that, although the Intermediate Government Bond Portfolio’s and Managed Income Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were above the median contractual advisory fees paid by their respective Peers, such fees were within 5% of the median amount. The Board also noted that the Intermediate Government Bond Portfolio and the Managed Income Portfolio each have an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Intermediate Government Bond Portfolio and the Managed Income Portfolio increases, respectively, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Intermediate Government Bond Portfolio’s and the Managed Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Long Duration Bond Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Long Duration Bond Portfolio’s Peers. The Board also noted that the Long Duration Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Long Duration Bond Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Long Duration Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with each Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Portfolio, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, on behalf of each Portfolio, for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to each Portfolio for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2009	111

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board and Trustee	Since 1996	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 RICs consisting of 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 RICs consisting of 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 RICs consisting of 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	35 RICs consisting of 101 Portfolios	None

112	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	35 RICs consisting of 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 RICs consisting of 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2009	113

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Fund. The Board wishes Ms. Reid well in her future endeavors. Effective September 9, 2009, Brendan Kyne became Vice President of the Fund.

114	ANNUAL REPORT	SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

ANNUAL REPORT	SEPTEMBER 30, 2009	115

Additional Information (continued)

Section 19 Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Portfolio’s investment experience during the year and may be subject to changes based on the tax regulations. The Portfolios will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
Bond	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
BlackRock	$0.405637189	$0.032391000	$0.050868987	$0.488897176	83%	7%	10%	100%
Institutional	$0.402284491	$0.032391000	$0.050448542	$0.485124033	83%	7%	10%	100%
Service	$0.374713068	$0.032391000	$0.046990944	$0.454095012	83%	7%	10%	100%
Investor A	$0.371734374	$0.032391000	$0.046617400	$0.450742774	83%	7%	10%	100%
Investor B	$0.312118848	$0.032391000	$0.039141307	$0.383651155	82%	8%	10%	100%
Investor C	$0.316584743	$0.032391000	$0.039701353	$0.388677096	82%	8%	10%	100%

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
GNMA	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
BlackRock	$0.407029812	—	$0.008046097	$0.415075909	98%	0%	2%	100%
Institutional	$0.405740626	—	$0.008020613	$0.413761239	98%	0%	2%	100%
Service	$0.373968115	—	$0.007392539	$0.381360654	98%	0%	2%	100%
Investor A	$0.370509830	—	$0.007324176	$0.377834006	98%	0%	2%	100%
Investor B	$0.292076649	—	$0.005773722	$0.297850371	98%	0%	2%	100%
Investor C	$0.298589141	—	$0.005902460	$0.304491601	98%	0%	2%	100%

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
Inflation Protected Bond	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
BlackRock	$0.109923054	$0.000541000	$0.008863043	$0.119327097	92%	1%	7%	100%
Institutional	$0.107813518	$0.000541000	$0.008692952	$0.117047470	92%	1%	7%	100%
Service	$0.097112471	$0.000541000	$0.007830131	$0.105483602	92%	1%	7%	100%
Investor A	$0.096527015	$0.000541000	$0.007782926	$0.104850941	92%	1%	7%	100%
Investor B	$0.070015014	$0.000541000	$0.005645277	$0.076201291	92%	1%	7%	100%
Investor C	$0.070239930	$0.000541000	$0.005663412	$0.076444342	92%	1%	7%	100%

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
Intermediate Government Bond	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Institutional	$0.350075639	$0.055669000	$0.037159909	$0.442904548	79%	13%	8%	100%
Service	$0.322307239	$0.055669000	$0.034212343	$0.412188582	78%	14%	8%	100%
Investor A	$0.311563761	$0.055669000	$0.033071942	$0.400304703	78%	14%	8%	100%
Investor B	$0.238031775	$0.055669000	$0.025266652	$0.318967427	75%	17%	8%	100%
Investor C	$0.241861343	$0.055669000	$0.025673154	$0.323203497	75%	17%	8%	100%

116	ANNUAL REPORT	SEPTEMBER 30, 2009

Additional Information (concluded)

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
Long Duration Bond	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
BlackRock	$0.495331965	$0.017648000	$0.000494374	$0.513474339	96%	4%	0%	100%
Institutional	$0.492344951	$0.017648000	$0.000491393	$0.510484344	96%	4%	0%	100%
Investor A	$0.464805143	$0.017648000	$0.000463907	$0.482917050	96%	4%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	SEPTEMBER 30, 2009	117

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

118	ANNUAL REPORT	SEPTEMBER 30, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-9/09-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	Government Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio underperformed its benchmark, a 50%/50% composite of the Barclays Capital Mortgage-Backed Securities (“MBS”) Index and the BofA Merrill Lynch 10-Year Treasury Index, for the 12-month period. The Portfolio also underperformed the Barclays Capital MBS Index. Meanwhile, the Portfolio’s BlackRock, Institutional, Service and Investor A shares outperformed the BofA Merrill Lynch 10-Year Treasury Index, while all other share classes underperformed.

What factors influenced performance?

•

Throughout the 12-month period, the Portfolio’s yield curve positioning had a positive effect on performance relative to the composite benchmark. Specifically, the Portfolio benefited from a curve-steepener trade (i.e., the Portfolio was positioned to benefit if the yield curve steepened) during the early part of the period. Security selection within mortgages was also beneficial to relative performance. Positive security selection included our holdings in higher-coupon mortgage pools, as we believed prepayment rates would remain low. The Portfolio also benefited from our tactical overweighting and underweighting of 15- and 30-year mortgage pools throughout the entire period.

•

The Portfolio’s allocation to non-government bonds, which are not included in the composite benchmark, detracted from relative performance as these sectors experienced historic levels of volatility, most notably during October and November 2008. The Portfolio’s non-government holdings included non-agency mortgage-backed securities and commercial mortgage-backed securities (“CMBS”).

Describe recent Portfolio activity.

•

Throughout the period, the Portfolio gradually increased its allocation to US Treasury Obligations, while reducing exposure to agency mortgages. One reason for this move was that Treasuries became more attractive than mortgages on a relative value basis. Additionally, the move enabled us to reduce the duration extension risk associated with mortgages (i.e., durations extend as interest rates rise, thereby increasing potential volatility).

•

The Portfolio was also active in trading both maturities and coupons during the period. We gradually reduced exposure to 15-year mortgage pools as volatility decreased, and subsequently invested in 30-year issues. Although we actively traded along the coupon range throughout the period, we generally shifted from lower-coupon issues at the start of the period into higher-coupon pools as refinancing rates remained subdued.

•	Finally, we made a decision early in 2009 to reduce positions in CMBS and non-agency mortgages in an effort to align the Portfolio more closely with its all-government composite benchmark.

Describe Portfolio positioning at period end.

•

While we have increased its US Treasury position, at period end the Portfolio remains slightly underweight relative to the composite benchmark on a net asset basis. The Portfolio is slightly overweight in agency mortgages on a net asset basis, and continues to hold a modest, out-of-index allocation to non-agency mortgages, focusing specifically on Prime and Alt-A issues that are senior in the capital structure and backed by strong collateral. Although spreads on non-agency mortgages have tightened significantly, they continue to trade at attractive levels and we believe they should benefit from the Public-Private Investment Program (“PPIP”) as capital is put to work. The Portfolio holds a small allocation to Federal Deposit Insurance Corporation (“FDIC”)-guaranteed issues, as these bonds cheapened versus other government-owned/government-related debt. At period end, the Portfolio has a short duration relative to the composite benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	62%
US Treasury Obligations	35
Non-Agency Mortgage-Backed Securities	3

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	99%
BBB/Baa	1

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	ANNUAL REPORT	SEPTEMBER 30, 2009

Government Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the US Government or its agencies. The Portfolio normally invests at least 80% of its assets in bonds issued or guaranteed by the US Government and its agencies.

3	An index that includes the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC) that meet the maturity and liquidity criteria.

4	A one-security index consisting of the current “on-the run” 10-year issue.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	3.82%	0.34%	8.35%	N/A	3.64%	N/A	6.25%	N/A
Institutional	3.80	0.24	8.15	N/A	3.46	N/A	5.97	N/A
Service	3.37	0.20	8.07	N/A	3.27	N/A	5.74	N/A
Investor A	3.33	0.12	8.00	3.71%	3.20	2.36%	5.70	5.28%
Investor B	2.80	(0.27)	7.18	2.68	2.40	2.06	5.15	5.15
Investor B1	3.03	(0.03)	7.45	3.45	2.63	2.29	5.09	5.09
Investor C	2.54	(0.33)	7.01	6.01	2.39	2.39	4.88	4.88
Investor C1	2.80	(0.20)	7.24	6.24	2.56	2.56	5.03	5.03
Class R	3.07	(0.05)	7.56	N/A	2.86	N/A	5.35	N/A
50% Barclays Capital MBS Index/50% BofA Merrill Lynch 10-Year Treasury Index	—	(0.40)	8.88	N/A	5.52	N/A	6.33	N/A
Barclays Capital MBS Index	—	3.03	9.85	N/A	5.92	N/A	6.44	N/A
BofA Merrill Lynch 10-Year Treasury Index	—	(3.77)	7.66	N/A	5.03	N/A	6.14	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[8]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,003.40	$2.36	$1,003.40	$2.26	$1,000.00	$1,022.71	$2.38	$1,022.81	$2.28
Institutional	$1,000.00	$1,002.40	$3.26	$1,002.40	$3.16	$1,000.00	$1,021.81	$3.29	$1,021.91	$3.19
Service	$1,000.00	$1,002.00	$4.62	$1,002.00	$4.52	$1,000.00	$1,020.46	$4.66	$1,020.56	$4.56
Investor A	$1,000.00	$1,001.20	$4.46	$1,001.20	$4.36	$1,000.00	$1,020.61	$4.51	$1,020.71	$4.41
Investor B	$1,000.00	$997.30	$8.41	$997.30	$8.31	$1,000.00	$1,016.65	$8.49	$1,016.75	$8.39
Investor B1	$1,000.00	$999.70	$6.92	$999.70	$6.87	$1,000.00	$1,018.15	$6.98	$1,018.20	$6.93
Investor C	$1,000.00	$996.70	$9.06	$996.70	$8.96	$1,000.00	$1,015.99	$9.15	$1,016.09	$9.05
Investor C1	$1,000.00	$998.00	$7.71	$998.00	$7.61	$1,000.00	$1,017.35	$7.79	$1,017.45	$7.69
Class R	$1,000.00	$999.50	$6.17	$999.50	$6.07	$1,000.00	$1,018.90	$6.23	$1,019.00	$6.12

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.47% for BlackRock, 0.65% for Institutional, 0.92% for Service, 0.89% for Investor A, 1.68% for Investor B, 1.38% for Investor B1, 1.81% for Investor C, 1.54% for Investor C1 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.63% for Institutional, 0.90% for Service, 0.87% for Investor A, 1.66% for Investor B, 1.37% for Investor B1, 1.79% for Investor C, 1.52% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	High Yield Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark, Barclays Capital US Corporate High Yield 2% Issuer Capped Index, for the 12-month period.

What factors influenced performance?

•

Relative to the Barclays Capital US Corporate High Yield 2% Issuer Capped Index, the Portfolio’s underweight exposure to crossover financial bonds was a large detriment to performance. Industries such as banking and life insurance were large drivers of the benchmark’s overall return, and the Portfolio was underweight in these industries. Security selection within B-rated credits also weighed on returns. Additionally, the Portfolio’s exposure to cash was a negative factor. While cash contributed largely in the earlier portion of the one-year period, the Portfolio’s allocation ultimately subtracted as the high yield market began to spike and perform extremely well.

•

On the positive side, good security selection within the technology and media cable industries boosted returns. The Portfolio also largely benefited from its allocation to new bonds that came to market and traded up substantially. Exposure to investment-grade paper provided a considerable lift to returns as well.

Describe recent Portfolio activity.

•

During the period, we participated very heavily in a robust high yield new issue calendar. As the high yield market began to considerably improve after the start of 2009, we purchased many new issue bonds coming from more defensive and higher-rated issuers. We also noticeably increased the Portfolio’s exposure to new senior-secured bond deals coming via the primary market — in which these proceeds were often used by issuing companies to pay down their concurrent floating rate loan interests. Earlier in the year, we built a significant weighting within new investment-grade bonds coming to market. However, many of these positions have been largely scaled back as these bonds have greatly appreciated in price and their risk-reward profiles have diminished. Overall, we remained negative on the US consumer throughout the year, but maintained a constructive view on the high yield asset class.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio held a large underweight in BB-rated issues, with a small overweight in B-rated securities and a moderate overweight in CCC-rated issues. The Portfolio was overweight in the automotive, wireless and wirelines industries; it was underweight in gaming, retailers and technology. While near-term default risk has certainly moderated, it is still expected that the defaults will remain above their historical average for some time. Nevertheless, we contend that this risk is priced into the high yield market. High yield paper currently provides very attractive income — helping to protect against downside risk, while simultaneously offering the potential for strong, “equity-like” returns. Going forward, corporate earnings uncertainty and high levels of leverage will inspire a decent degree of volatility; still, we believe that there are quite promising opportunities and companies with great relative value in the high yield universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	86%
Floating Rate Loan Interests	12
Common Stocks	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
BBB/Baa	2%
BB/Ba	22
B/B	34
CCC/Caa	24
Less than CCC/Caa	6
Not rated	12

1	Using the higher of S&P’s or Moody’s rating.

6	ANNUAL REPORT	SEPTEMBER 30, 2009

High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less.

3	An unmanaged Index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the Index.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	10.01%	36.15%	12.82%	N/A	5.33%	N/A	6.41%	N/A
Institutional	9.92	36.37	12.75	N/A	5.24	N/A	6.28	N/A
Service	9.61	35.91	12.37	N/A	4.93	N/A	5.96	N/A
Investor A	9.24	36.14	12.36	7.80%	4.90	4.05%	5.86	5.43%
Investor B	9.04	35.40	11.55	7.05	4.13	3.85	5.31	5.31
Investor B1	9.26	35.86	11.86	7.86	4.39	4.12	5.42	5.42
Investor C	8.85	35.37	11.35	10.35	4.09	4.09	5.07	5.07
Investor C1	9.05	35.45	11.75	10.75	4.32	4.32	5.35	5.35
Class R	9.31	35.78	11.95	N/A	4.63	N/A	5.67	N/A
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	40.25	22.51	N/A	6.16	N/A	6.40	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$1,361.50	$3.37	$1,000.00	$1,022.21	$2.89
Institutional	$1,000.00	$1,363.70	$3.79	$1,000.00	$1,021.86	$3.24
Service	$1,000.00	$1,359.10	$5.62	$1,000.00	$1,020.31	$4.81
Investor A	$1,000.00	$1,361.40	$5.86	$1,000.00	$1,020.10	$5.01
Investor B	$1,000.00	$1,354.00	$10.21	$1,000.00	$1,016.39	$8.74
Investor B1	$1,000.00	$1,358.60	$8.40	$1,000.00	$1,017.95	$7.18
Investor C	$1,000.00	$1,353.70	$10.21	$1,000.00	$1,016.39	$8.74
Investor C1	$1,000.00	$1,354.50	$9.03	$1,000.00	$1,017.40	$7.74
Class R	$1,000.00	$1,357.80	$7.27	$1,000.00	$1,018.90	$6.23

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.57% for BlackRock, 0.64% for Institutional, 0.95% for Service, 0.99% for Investor A, 1.73% for Investor B, 1.42% for Investor B1, 1.73% for Investor C, 1.53% for Investor C1 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	Low Duration Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark, BofA Merrill Lynch 1-3 Year Treasury Index, for the 12-month period.

What factors influenced performance?

•

The Portfolio benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit markets. These programs that included the Term Asset-Backed Securities Loan Facility (“TALF”), PPIP and agency MBS purchase program provided support to the credit markets and encouraged investors to increase their risk appetite, which resulted in US Treasuries underperforming the broader spread markets during 2009. Portfolio performance for the period was primarily driven by exposure to non-index spread sectors including non-agency MBS, short-dated asset-backed securities (“ABS”) and short-dated, AAA-rated CMBS. Short-dated, investment-grade corporate bonds also contributed to performance as earnings and economic data have surprised to the upside during 2009.

•

The primary detractor from performance was the Portfolio’s overweight in the above mentioned spread assets during the fourth quarter of 2008, as these sectors – including CMBS, ABS, agency MBS and non-agency MBS – experienced historical levels of volatility.

Describe recent Portfolio activity.

•

As the credit markets rallied during the latter half of the period, we reduced risk in the Portfolio by trimming exposure to non-agency MBS. We subsequently increased exposure to government sectors including US Treasury Obligations, FDIC-guaranteed debt and non-US government-guaranteed corporate debt. We also increased exposure to investment-grade corporates, adding non-cyclical industrials and utilities with strong free cash flows.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio maintains an underweight in Treasuries in favor of a diversified allocation across out-of-index non-government spread sectors including investment-grade corporate bonds, CMBS and ABS, which stand to benefit from increasing investor risk appetite and continued government support through TALF and PPIP. Within the government-related sector, we favor non-US Treasury securities such as AAA-rated agency obligations, as well as supranational and foreign government obligations. Duration positioning for the Portfolio is currently neutral with a yield-curve-flattening bias relative to the BofA Merrill Lynch 1-3 Year Treasury Index. Given the Portfolio’s yield relative to the benchmark and the improving outlook for the global economy, we remain optimistic about the Portfolio’s prospects going forward.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	29%
Non-Agency Mortgage-Backed Securities	20
Asset-Backed Securities	19
US Government Sponsored Agency Securities	13
US Treasury Obligations	10
Foreign Agency Obligations	7
Foreign Government Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	59%
AA/Aa	14
A/A	14
BBB/Baa	13

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	ANNUAL REPORT	SEPTEMBER 30, 2009

Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the BofA Merrill Lynch 1-3 Year Treasury Index (the benchmark).

3	An unmanaged Index comprised of Treasury securities with maturities from 1 to 2.99 years.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	3.27%	9.65%	5.02%	N/A	2.76%	N/A	4.00%	N/A
Institutional	3.23	9.63	4.98	N/A	2.70	N/A	3.89	N/A
Service	2.93	9.30	4.49	N/A	2.36	N/A	3.56	N/A
Investor A	2.86	9.33	4.50	1.35%	2.33	1.71%	3.49	3.18%
Investor A1	3.01	9.52	4.77	3.78	2.50	2.30	3.70	3.59
Investor B	2.27	8.91	3.71	(0.79)	1.59	1.24	2.95	2.95
Investor B1	2.35	9.16	3.97	(0.03)	1.82	1.47	3.01	3.01
Investor B2	2.79	9.36	4.34	3.34	2.19	2.19	3.38	3.38
Investor C	2.14	9.03	3.71	2.71	1.59	1.59	2.73	2.73
Investor C1	2.37	9.15	3.94	2.94	1.79	1.79	2.97	2.97
Investor C2	2.77	9.37	4.35	3.35	2.19	2.19	3.38	3.38
BofA Merrill Lynch 1-3 Year Treasury Index	—	0.67	3.46	N/A	4.03	N/A	4.54	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,096.50	$2.42	$1,096.50	$2.21	$1,000.00	$1,022.76	$2.33	$1,022.96	$2.13
Institutional	$1,000.00	$1,096.30	$2.52	$1,096.30	$2.31	$1,000.00	$1,022.66	$2.43	$1,022.86	$2.23
Service	$1,000.00	$1,093.00	$4.62	$1,093.00	$4.41	$1,000.00	$1,020.66	$4.46	$1,020.86	$4.26
Investor A	$1,000.00	$1,093.30	$4.46	$1,093.30	$4.25	$1,000.00	$1,020.81	$4.31	$1,021.01	$4.10
Investor A1	$1,000.00	$1,095.20	$3.57	$1,095.20	$3.36	$1,000.00	$1,021.66	$3.45	$1,021.86	$3.24
Investor B	$1,000.00	$1,089.10	$8.43	$1,089.10	$8.27	$1,000.00	$1,017.00	$8.14	$1,017.15	$7.99
Investor B1	$1,000.00	$1,091.60	$7.13	$1,091.60	$6.92	$1,000.00	$1,018.25	$6.88	$1,018.45	$6.68
Investor B2	$1,000.00	$1,093.60	$5.20	$1,093.60	$4.99	$1,000.00	$1,020.10	$5.01	$1,020.31	$4.81
Investor C	$1,000.00	$1,090.30	$8.38	$1,090.30	$8.17	$1,000.00	$1,017.05	$8.09	$1,017.25	$7.89
Investor C1	$1,000.00	$1,091.50	$7.24	$1,091.50	$7.03	$1,000.00	$1,018.15	$6.98	$1,018.35	$6.78
Investor C2	$1,000.00	$1,093.70	$5.14	$1,093.70	$4.93	$1,000.00	$1,020.16	$4.96	$1,020.36	$4.76

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.48% for Institutional, 0.88% for Service, 0.85% for Investor A, 0.68% for Investor A1, 1.61% for Investor B, 1.36% for Investor B1, 0.99% for Investor B2, 1.60% for Investor C, 1.38% for Investor C1 and 0.98% for Investor C2), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.42% for BlackRock, 0.44% for Institutional, 0.84% for Service, 0.81% for Investor A, 0.64% for Investor A1, 1.58% for Investor B, 1.32% for Investor B1, 0.95% for Investor B2, 1.56% for Investor C, 1.34% for Investor C1 and 0.94% for Investor C2), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	9

Portfolio Summary as of September 30, 2009	Total Return Portfolio II

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s BlackRock, Institutional, Service, Investor A, Investor C and Class R shares outperformed the benchmark, Barclays Capital US Aggregate Bond Index, for the 12-month period, while Investor B shares underperformed.

What factors influenced performance?

•

The Portfolio benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit markets. These programs that included the TALF, PPIP and agency MBS purchase program provided support to the credit markets and encouraged investors to increase their risk appetite, which resulted in US Treasuries underperforming the broader spread markets during 2009. Portfolio performance for the period was positively affected by exposure to spread sectors including agency MBS, non-agency MBS, CMBS and ABS, as well as investment grade corporate bonds, as spreads continued to narrow following the implementation of the US government quantitative easing programs.

•

During the first half of the period, Portfolio performance was hindered by its allocation to spread assets, including CMBS, non-agency MBS and ABS. Performance was hindered by duration positioning during the second half of the period, as rates rose into the second quarter and subsequently fell through the third quarter.

Describe recent Portfolio activity.

•

During the annual period, we reduced risk in the Portfolio by trimming exposure to mortgage-related and non-government spread sectors, including agency MBS, non-agency MBS, CMBS and ABS. We subsequently increased exposure to government sectors including US Treasury Obligations, US Government Sponsored, FDIC-guaranteed debt and foreign government obligations. We remained active in the corporate sector, further reducing exposure to financials, while increasing exposure to non-cyclical industrials with strong free cash flows.

Describe Portfolio positioning at period end.

•

Overall, the Portfolio is currently underweight in government-related sectors in favor of non-government spread sectors. Within the government-related sector, the Portfolio is overweight in FDIC-guaranteed debt and underweight in agency debt, agency MBS and foreign government backed debt. Within the non-government spread sector, the Portfolio is overweight in AAA-rated CMBS, ABS and investment-grade corporate debt. The Portfolio also holds an out-of-index allocation to non-agency MBS. At the end of the period, the Portfolio was positioned with a slightly shorter duration relative to the Barclays Capital US Aggregate Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	45%
Non-Agency Mortgage-Backed Securities	20
Corporate Bonds	14
US Treasury Obligations	9
Asset-Backed Securities	7
Taxable Municipal Bonds	2
Preferred Securities	1
Foreign Government Obligations	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	73%
AA/Aa	8
A/A	10
BBB/Baa	5
Less than BBB/Baa	4

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	ANNUAL REPORT	SEPTEMBER 30, 2009

Total Return Portfolio II

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Bond Index (the benchmark).

3	This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	3.82%	12.60%	11.97%	N/A	3.64%	N/A	5.63%	N/A
Institutional	3.69	12.56	11.75	N/A	3.54	N/A	5.49	N/A
Service	3.41	12.30	11.46	N/A	3.28	N/A	5.20	N/A
Investor A	3.31	12.39	11.54	7.07%	3.22	2.37%	5.11	4.68%
Investor B	2.75	11.82	10.53	6.03	2.39	2.05	4.55	4.55
Investor C	2.66	11.88	10.61	9.61	2.36	2.36	4.28	4.28
Class R	3.11	12.08	11.10	N/A	2.89	N/A	4.81	N/A
Barclays Capital US Aggregate Bond Index	—	5.59	10.56	N/A	5.13	N/A	6.30	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[5]	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,126.00	$2.45	$1,126.00	$2.35	$1,000.00	$1,022.76	$2.33	$1,022.86	$2.23
Institutional	$1,000.00	$1,125.60	$3.09	$1,125.60	$2.98	$1,000.00	$1,022.16	$2.94	$1,022.26	$2.84
Service	$1,000.00	$1,123.00	$4.42	$1,123.00	$4.26	$1,000.00	$1,020.91	$4.20	$1,021.06	$4.05
Investor A	$1,000.00	$1,123.90	$4.58	$1,123.90	$4.47	$1,000.00	$1,020.76	$4.36	$1,020.86	$4.26
Investor B	$1,000.00	$1,118.20	$8.97	$1,118.20	$8.81	$1,000.00	$1,016.60	$8.54	$1,016.75	$8.39
Investor C	$1,000.00	$1,118.80	$8.71	$1,118.80	$8.60	$1,000.00	$1,016.85	$8.29	$1,016.95	$8.19
Class R	$1,000.00	$1,120.80	$6.22	$1,120.80	$6.06	$1,000.00	$1,019.20	$5.92	$1,019.35	$5.77

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.58% for Institutional, 0.83% for Service, 0.86% for Investor A, 1.69% for Investor B, 1.64% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.44% for BlackRock, 0.56% for Institutional, 0.80% for Service, 0.84% for Investor A, 1.66% for Investor B, 1.62% for Investor C and 1.14% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	11

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to February 10, 2003, Government Income Portfolio’s BlackRock Share performance results are those of Investor A Shares restated to reflect BlackRock Share fees. Prior to October 2, 2006, Government Income Portfolio’s Institutional Share performance results are those of Investor A Shares restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge (front-ended) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to October 27, 2004, Government Income Portfolio’s Service Share performance results are those of Investor A Shares restated to reflect Service Share fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Portfolios included in this report, except for Low Duration Bond, which incurs an initial sales charge of 3.00%. Investor A shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Portfolio’s Investor A1 Share performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Investor B shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Government Income Portfolio’s Investor B1 Share performance results are those of Investor A Shares restated to reflect Investor B1 Share fees. Prior to October 2, 2006, High Yield Bond Portfolio’s Investor B1 Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Share fees. Prior to October 2, 2006, Low Duration Bond Portfolio’s Investor B1 Share performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor B2 Shares are subject to a maximum contingent deferred sales charge of 1.00% declining to 0% after three years and a distribution fee of 0.30% per year and a service fee of 0.10% per year. Prior to October 2, 2006, Low Duration Bond Portfolio’s Investor B2 Share performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B2 Share fees.

•

Investor C, Investor C1 and Investor C2 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C, Investor C1 and Investor C2 Shares are subject to a distribution fee of 0.75%, 0.55% and 0.30% per year, respectively, and a service fee of 0.25%, 0.25% and 0.10% per year, respectively. Prior to October 2, 2006, Government Income Portfolio’s Investor C1 Share performance results are those of Investor A Shares restated to reflect Investor C1 Share fees. Prior to October 2, 2006, High Yield Bond Portfolio’s Investor C1 Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond Portfolio’s Investor C1 and Investor C2 Share performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C1 and Investor C2 Share fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, Government Income Portfolio’s Class R Share performance results are those of Investor A Shares restated to reflect Class R Share fees. Prior to October 2, 2006, High Yield Bond Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to October 2, 2006, Total Return Portfolio II’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. High Yield Bond may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through borrowings, including participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolios’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment income.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	13

Schedule of Investments September 30, 2009	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Fannie Mae Whole Loan, Series 1996-W1, Class AL,
7.25%, 3/25/26(a)	$396	$433,501
Small Business Administration, Series 2003-10A, Class 1,
4.63%, 3/10/13	516	532,600
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.90%, 1/21/10(a)(b)(c)	—	419

Total Asset-Backed Securities — 0.1%		966,520

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.4%
Countrywide Alternative Loan Trust:
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	10,396	7,121,263
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	22,794	14,103,983
CS First Boston Mortgage Securities Corp.:
Series 2005-4, Class 3A16, 5.50%, 6/25/35	8,716	7,715,635
Series 2005-5, Class 2A8, 5.50%, 7/25/35	5,032	4,542,633
Series 2005-11, Class 6A5, 6.00%, 12/25/35	6,370	4,992,810
Residential Funding Mortgage Securities I,
Series 2007-S2, Class A3, 6.00%, 2/25/37	15,168	13,672,014

		52,148,338

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.,
Series 1987-1, 11.00%, 2/17/17	15	2,386

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.,
Series 1987-1, 3.44%, 2/17/17(d)	15	13,612

Total Non-Agency Mortgage-Backed Securities — 4.4%		52,164,336

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22(e)	1	541

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.0%
Small Business Administration Participation Certificates:
Series 1996-20J, 7.20%, 10/01/16	48	51,691
Series 1998-20J, Class 1, 5.50%, 10/01/18	53	56,838

		108,529

Collateralized Mortgage Obligations — 3.1%
Fannie Mae, Series 2002-59, Class B, 5.50%, 9/25/17	6,701	7,148,222
Freddie Mac, Series 1220, Class A, 0.60%, 2/15/22(a)	120	118,148
Ginnie Mae:
Series 2005-10, Class ZB, 5.18%, 12/16/44(a)	3,485	3,284,208
Series 2005-9, Class Z, 4.65%, 1/16/45(a)	6,185	5,480,422
Series 2005-29, Class Z, 4.25%, 4/16/45(a)	5,427	4,425,132
Series 2005-67, Class Z, 4.72%, 8/16/45(a)	6,641	5,946,283
Series 2005-59, Class ZA, 4.96%, 3/16/46(a)	10,596	9,987,968

		36,390,383

Federal Deposit Insurance Corporation Guaranteed — 1.9%
General Electric Capital Corp.:
2.25%, 3/12/12	6,450	6,566,480
2.00%, 9/28/12	6,450	6,485,946
2.13%, 12/21/12	9,650	9,737,651

		22,790,077

Interest Only Collateralized Mortgage Obligations — 1.7%
Freddie Mac, Series 1220, Class B, 1.17%, 2/15/22(a)	974	213,734
Ginnie Mae:
Series 2009-26, Class SC, 6.16%, 1/16/38(a)	21,415	2,073,821
Series 2004-10, 0.83%, 1/16/44(a)	50,689	1,400,019
Series 2004-77, 0.71%, 9/16/44(a)	123,204	3,612,596
Series 2005-9, 0.71%, 1/16/45(a)	111,840	3,979,766
Series 2005-50, 0.90%, 6/16/45(a)	29,721	1,294,617
Series 2006-15, 0.81%, 4/16/46(a)	128,610	5,106,741
Series 2006-30, 1.43%, 5/16/46(a)	47,822	2,158,169

		19,839,463

Mortgage-Backed Securities — 98.0%
Fannie Mae Mortgage-Backed Securities:
11.00%, 2/01/11-8/01/20	113	129,083
13.00%, 9/01/13-3/01/15	83	91,346
5.50%, 4/01/21-9/01/38(f)	164,422	172,973,880
5.00%, 1/01/22-3/01/39(f)	121,397	127,090,936
4.00%, 10/01/24-10/01/39(g)	25,500	25,537,938
4.50%, 10/01/24-11/01/39(g)	240,900	244,001,250
5.00%, 10/01/24(g)	38,200	40,038,375
5.50%, 10/01/24-10/01/39(g)	90,100	94,629,344
6.00%, 5/01/33-9/01/38	32,587	34,627,681
4.50%, 3/01/39-9/01/39	111,611	113,209,247
6.00%, 10/01/39(g)	92,700	97,769,531
6.50%, 11/01/39(g)	15,300	16,270,594
Freddie Mac Mortgage-Backed Securities:
13.00%, 9/01/10-2/01/16	69	74,562
12.00%, 6/01/13-6/01/20	73	85,677
11.50%, 9/01/14-6/01/20	47	52,973

Portfolios Abbreviations

To simplify the listings of Portfolios’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.	CAD DIP EUR GBP GO	Canadian Dollar Debtor-in-Possession Euro British Pound General Obligation	LIBOR RB TBA USD	London InterBank Offered Rate Revenue Bonds To Be Announced US Dollar

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Government Income Portfolio
(Percentage shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities (concluded)
11.00%, 12/01/14-9/01/20	$41	$47,202
12.50%, 12/01/15-7/01/19	66	66,714
10.00%, 7/01/19(b)	—	208
5.00%, 2/01/22-4/01/36	48,881	50,884,530
5.50%, 10/01/24(g)	500	528,906
8.00%, 1/01/25-8/01/32	701	792,330
8.50%, 1/01/25-7/01/25	136	156,114
5.50%, 5/01/28-1/01/29	19,686	20,791,361
4.50%, 10/01/39(g)	800	809,250
Ginnie Mae Mortgage-Backed Securities:
10.50%, 1/15/16	2	1,868
7.00%, 6/15/23-3/15/24	1	701
7.50%, 2/15/25-12/15/31	2,215	2,480,103
5.50%, 3/15/29-4/15/29	237	251,003
3.00%, 9/15/35	98	103,586
4.50%, 10/01/39(g)	18,800	19,076,125
5.00%, 10/01/39(g)	83,100	85,982,531
6.00%, 10/01/39(g)	8,200	8,653,563
6.50%, 10/01/39(g)	5,200	5,520,125

		1,162,728,637

Total U.S. Government Sponsored Agency Securities — 104.7%		1,241,857,089

U.S. Treasury Obligations
U.S. Treasury Notes:
2.38%, 9/30/14	30,570	30,648,870
3.00%, 9/30/16	189,700	190,455,765
3.63%, 8/15/19(f)(h)	476,377	488,956,211

Total U.S. Treasury Obligations — 59.8%		710,060,846

Total Long-Term Investments (Cost — $2,004,506,037) — 169.0%		2,005,049,332

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(i)(j)
(Cost — $17,148,171) — 1.4%	17,148,171	17,148,171

	Contracts(k)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.915% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.	9,370	497,987
Receive a fixed rate of 1.945% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	9,370	514,127
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	28,900	408
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	1,460	16,435
Receive a fixed rate of 5.370% and pay a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, N.A.	2,300	2,999,007

		4,027,964

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.	9,370	480,523
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	9,370	472,747
Pay a fixed rate of 3.240% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,500	798,272
Pay a fixed rate of 3.240% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,500	243,250
Pay a fixed rate of 5.370% and receive a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, N.A.	2,300	500,118

		2,494,910

Total Options Purchased (Cost — $7,651,447) — 0.6%		6,522,874

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $2,029,305,655*) — 171.0%		2,028,720,377

	Par (000)
TBA Sale Commitments
Fannie Mae Mortgage-Backed Securities:
5.00%, 10/01/24-10/01/39(g)	$114,700	(119,556,678)
5.50%, 10/01/24-10/01/39(g)	42,178	(44,176,041)
4.00%, 10/01/39(g)	14,500	(14,355,000)
4.50%, 10/01/39(g)	37,200	(37,665,000)
6.00%, 10/01/39(g)	123,200	(129,937,500)
Freddie Mac Mortgage-Backed Securities:
5.00%, 10/01/24-10/01/39(g)	33,900	(35,144,844)
5.50%, 11/01/39(g)	6,800	(7,089,000)
Ginnie Mae Mortgage-Backed Securities, 6.00%, 10/01/39(g)	8,200	(8,653,562)

Total TBA Sale Commitments
(Proceeds — $393,655,577) — (33.4)%		(396,577,625)

	Contracts (k)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.450% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Credit Suisse International	5,000	(1,156,938)
Pay a fixed rate of 3.470% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	2,000	(472,895)
Pay a fixed rate of 3.580% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	4,230	(1,052,133)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	2,080	(878,000)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	1,750	(757,372)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	15

Schedule of Investments (continued)	Government Income Portfolio
(Percentage shown are based on Net Assets)

	Contracts(k)	Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	1,580	$(753,268)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank N.A.	2,100	(1,149,593)
Pay a fixed rate of 4.080% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	3,160	(1,753,907)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	1,080	(623,093)
Pay a fixed rate of 4.125% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	2,500	(1,448,853)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	2,140	(2,154,061)

		(12,200,113)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.450% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Credit Suisse International	5,000	(2,082,814)
Receive a fixed rate of 3.470% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	2,000	(796,996)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.	2,080	(553,458)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,750	(454,680)
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,580	(372,935)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	2,100	(838,723)
Receive a fixed rate of 4.080% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG	4,230	(463,595)
Receive a fixed rate of 4.080% and pay a floating rated based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG	3,160	(1,249,164)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.	1,080	(386,556)
Receive a fixed rate of 4.125% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.	2,500	(916,571)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	1,460	(457,898)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Citibank, N.A.	2,140	(310,416)

		(8,883,806)

Total Options Written (Premiums Received — $ 23,924,475) — (1.8)%		(21,083,919)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 135.8%		$1,611,058,833
Liabilities in Excess of Other Assets — (35.8)%		(424,375,676)

Net Assets — 100.0%		$1,186,683,157

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,029,530,356

Gross unrealized appreciation	$20,201,169
Gross unrealized depreciation	(21,011,148)

Net unrealized depreciation	$(809,979)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Par is less than $500.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Interest Income
Federal Housing Authority, Merrill Lynch Project, Pool 42	$5	$7

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$25,312,500	$60,000
Citibank, N.A.	$51,660,000	$367,969
Credit Suisse International	$98,156,210	$164,650
Deutsche Bank AG	$144,132,545	$390,916
Goldman Sachs Bank USA	$(34,546,317)	$(55,692)
JPMorgan Chase Bank, N.A.	$(43,954,969)	$(1,258,312)
Morgan Stanley Capital Services, Inc.	$1,479,938	$32,367

(h)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Government Income Portfolio

(i)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(342,851,829)	$3,275,327

(j)	Represents the current yield as of report date.

(k)	One contract represents a notional amount of $10,000.

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
848	U.S. Treasury Notes (2 Year)	December 2009	$183,989,500	$(109,157)
278	U.S. Treasury Notes (5 Year)	December 2009	$32,274,063	(200,906)
865	U.S. Treasury Notes (10 Year)	December 2009	$102,353,828	(100,456)
351	U.S. Treasury Bonds (30 Year)	December 2009	$42,602,625	(502,119)

Total				$(912,638)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.62%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	June 2011	USD	28,700	$(381,392)
2.80%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2014	USD	15,100	(150,160)
3.92%(a)	3-month LIBOR	Citibank, N.A.	June 2019	USD	11,000	(563,894)
3.94%(a)	3-Month LIBOR	Deutsche Bank AG	August 2019	USD	25,000	(1,185,663)
3.71%(b)	3-month LIBOR	Barclays Bank, Plc	August 2019	USD	15,100	393,326
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	29,200	681,026
3.51%(b)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	6,500	49,799
3.50%(b)	3-month LIBOR	Citibank, N.A.	September 2019	USD	13,600	86,563
3.50%(b)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	19,500	108,173
3.47%(b)	3-month LIBOR	Royal Bank of Scotland, Plc	September 2019	USD	27,500	71,569
3.66%(a)	3-month LIBOR	Barclays Bank, Plc	September 2019	USD	21,400	(408,601)
3.43%(a)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	7,000	15,665
3.45%(a)	3-Month LIBOR	JPMorgan Chase Bank, N.A.	October 2019	USD	55,000	—
4.35%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	12,000	(989,823)
4.06%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	2,400	56,528
3.50%(a)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	2,400	219,813

Total						$(1,997,071)

(a)	Portfolio pays fixed interest rate and receives floating rate.

(b)	Portfolio pays floating interest rate and receives fixed rate.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$966,101	$419	$966,520
Non-Agency Mortgage-Backed Securities	—	52,164,336	—	52,164,336
Project Loans	—	—	541	541
U.S. Government Sponsored Agency Securities	—	1,241,857,089	—	1,241,857,089

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	17

Schedule of Investments (concluded)	Government Income Portfolio

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$710,060,846	—	$710,060,846
Short-Term Securities	$17,148,171	—	—	17,148,171
Liabilities:
TBA Sale Commitments	—	(396,577,625)	—	(396,577,625)
Other Financial Instruments[1] :
Assets:	—	8,205,336	—	8,205,336
Liabilities:	(912,638)	(24,763,452)	—	(25,676,090)

Total	$16,235,533	$1,591,912,631	$960	$1,608,149,124

1	Other financial instruments are financial futures contracts, swaps and options. Financial futures contracts and swaps are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Project Loans	Total
Balance, as of September 30, 2008	$231,063	—	$231,063
Accrued discounts/premiums	30	$1	31
Realized gain/loss	21	(1)	20
Change in unrealized appreciation/depreciation[2]	2,732	—	2,732
Net purchases/sales	(233,427)	(15)	(233,442)
Transfers in/out of Level 3	—	556	556

Balance, as of September 30, 2009	$419	$541	$960

2	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $2,732, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	High Yield Bond Portfolio
(Percentage shown are based on Net Assets)

	Shares		Value
Common Stocks
Airlines — 0.0%
Delta Air Lines, Inc.(a)		553	$4,955

Auto Components — 0.1%
Federal Mogul Corp.(a)		123,300	1,488,231

Building Products — 0.4%
Armstrong World Industries, Inc.(a)		331	11,406
Masonite Worldwide Holdings(a)		231,433	8,794,454

			8,805,860

Capital Markets — 0.2%
E*TRADE Financial Corp.(a)		2,761,000	4,831,750
Freedom Pay, Inc.(a)		314,534	3,145

			4,834,895

Chemicals — 0.0%
Wellman Holdings, Inc.		4,035	1,009

Communications Equipment — 0.1%
Loral Space & Communications, Inc.(a)		102,979	2,829,863

Computer & Office Equipment — 0.0%
Phase Metrics, Inc.(a)		842,908	16,858

Construction & Engineering — 0.0%
RathGibson, Inc.		26,419	204,747

Diversified Financial Services — 0.5%
Adelphia Recovery Trust, Series ACC-1 INT(a)		1,108,793	24,948
Adelphia Recovery Trust, Series ACC-4 INT(a)		2,414,212	9,657
Adelphia Recovery Trust, Series Arahova INT(a)		242,876	41,532
Adelphia Recovery Trust, Series Frontiervision INT(a)		131,748	—
Bank of America Corp.		680,000	11,505,600

			11,581,737

Electrical Equipment — 0.0%
SunPower Corp. - Class B(a)		1,523	38,426

Food Products — 0.0%
Pilgrim’s Pride Corp.(a)		61,180	412,965

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.(a)		3,785	38

Household Durables — 0.1%
Beazer Homes USA, Inc.(a)		429,700	2,402,023

Machinery — 0.0%
Reunion Industries, Inc.(a)		8,341	2,085

Media — 0.2%
Sirius XM Radio, Inc.(a)		8,030,000	5,099,050

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.(a)(b)		321,575	723,855
Ainsworth Lumber Co. Ltd.(a)		286,543	644,999
Western Forest Products, Inc.		83,810	20,353
Western Forest Products, Inc.(a)		301,922	73,320

			1,462,527

Pharmaceuticals — 0.0%
Curative Health Services, Inc., Escrow Stock(c)		570,169	114,718

Software — 0.2%
TiVo, Inc.(a)		321,000	3,325,560

Specialty Retail — 0.0%
Mattress Discounters Corp.(a)		22,488	—

Wireless Telecommunication Services — 0.2%
iPCS, Inc.(a)		213,720	3,718,728

Total Common Stocks — 2.1%			46,344,275

	Par (000)
Corporate Bonds
Advertising — 1.0%
Affinion Group, Inc.:
10.13%, 10/15/13	USD	6,905	7,094,888
10.13%, 10/15/13(b)		3,345	3,436,987
Catalina Marketing Corp., 10.50%, 10/01/15(b)(d)		11,863	11,877,829

			22,409,704

Aerospace & Defense — 1.3%
L-3 Communications Corp., 5.88%, 1/15/15		7,000	6,965,000
Sequa Corp.:
11.75%, 12/01/15(b)		8,940	7,062,600
13.50%, 12/01/15(b)(d)		18,021	13,695,671

			27,723,271

Airlines — 0.8%
American Airlines, Inc., Pass-Through Trust, Series 1999-1, 7.32%, 10/15/09		1,375	1,371,563
Continental Airlines, Inc.:
Series RJO3, 7.88%, 7/02/18		5,262	3,998,743
Series 1999-1B, 6.80%, 8/02/18		1,162	1,005,431
Delta Air Lines, Inc., 9.50%, 9/15/14(b)		2,090	2,090,000
Delta Air Lines, Inc., Escrow Bonds:
0.00%, 12/15/29(a)(c)(e)		4,070	25,641
0.00%, 12/31/49(a)(c)(e)		4,300	27,090
United Air Lines, Inc., 12.75%, 7/15/12		9,550	9,550,000

			18,068,468

Auto Components — 1.7%
Allison Transmission, Inc., 11.00%, 11/01/15(b)		5,922	5,803,560
American Tire Distributors, Inc., 6.54%, 4/01/12(f)		1,910	1,585,300
The Goodyear Tire & Rubber Co.:
5.01%, 12/01/09(f)		1,000	998,750
7.86%, 8/15/11		3,748	3,822,960
8.63%, 12/01/11		9,590	9,901,675
Lear Corp.:
Series B, 8.50%, 12/01/13(e)		4,845	3,197,700
Series B, 5.75%, 8/01/14(a)(e)		1,295	854,700
Series B, 8.75%, 12/01/16(e)		7,681	5,069,460
Stanadyne Corp.:
10.00%, 8/15/14		3,115	2,616,600
12.00%, 2/15/15(g)		5,455	3,273,000

			37,123,705

Biotechnology — 0.2%
Gilead Sciences, Inc., 0.63%, 5/01/13		4,100	5,355,625

Broadcasting — 0.0%
Century Communications, Escrow Bonds, 0.00%, 12/31/49(a)(c)(e)		625	17,188

Building Products — 0.6%
Nortek, Inc., 10.00%, 12/01/13		7,104	7,246,080
Ply Gem Industries, Inc., 11.75%, 6/15/13		6,055	5,328,400

			12,574,480

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	19

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentage shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Capital Markets — 0.1%
E*TRADE Financial Corp.:
12.50%, 11/30/17(b)(d)	USD	185	$205,350
12.50%, 11/30/17(d)		14	15,540
12.49%, 8/31/19(b)(h)		589	996,146
Series A, 12.49%, 8/31/19(h)		48	81,180

			1,298,216

Chemicals — 1.3%
American Pacific Corp., 9.00%, 2/01/15		3,250	2,949,375
CPG International I, Inc., 10.50%, 7/01/13		2,450	2,070,250
Huntsman International LLC:
6.88%, 11/15/13(b)	EUR	2,690	3,503,424
5.50%, 6/30/16(b)	USD	5,220	4,437,000
Innophos, Inc., 8.88%, 8/15/14		3,075	3,105,750
MacDermid, Inc., 9.50%, 4/15/17(b)		3,975	3,657,000
Nalco Co., 8.25%, 5/15/17(b)		4,620	4,851,000
Olin Corp., 8.88%, 8/15/19		2,765	2,889,425

			27,463,224

Commercial Banks — 0.1%
Glitnir Banki HF:
0.00%, 1/27/10(a)(e)(i)	EUR	500	164,628
4.38%, 2/05/10(a)(e)(i)		510	167,920
0.00%, 4/20/10(a)(b)(e)(i)	USD	1,785	437,325
3.00%, 6/30/10(a)(e)(i)	EUR	455	149,811
0.00%, 1/18/12(a)(b)(e)(i)	USD	1,050	257,250
6.38%, 9/25/12(a)(b)(e)(i)		4,960	1,215,200

			2,392,134

Commercial Services & Supplies — 1.4%
Aleris International, Inc.:
9.00%, 12/15/14(a)(e)		2,450	2,450
10.00%, 12/15/16(a)(e)		5,755	5,755
Altegrity, Inc., 10.50%, 11/01/15(b)		4,100	3,464,500
ARAMARK Corp., 3.98%, 2/01/15(f)		3,000	2,602,500
Clean Harbors, Inc., 7.63%, 8/15/16(b)		2,250	2,303,438
Corrections Corp. of America, 6.75%, 1/31/14		350	346,062
DI Finance/DynCorp International, Series B, 9.50%, 2/15/13		2,606	2,658,120
GeoEye, Inc., 9.63%, 10/01/15(b)		3,140	3,179,250
Harland Clarke Holdings Corp.:
6.00%, 5/15/15(f)		1,120	842,800
9.50%, 5/15/15		1,360	1,217,200
Iron Mountain, Inc., 8.38%, 8/15/21		6,875	7,081,250
Mobile Mini, Inc., 9.75%, 8/01/14		2,750	2,798,125
Park-Ohio Industries, Inc., 8.38%, 11/15/14		630	485,100
RBS Global, Inc./Rexnord LLC, 8.88%, 9/01/16		1,810	1,470,625
Viant Holdings, Inc., 10.13%, 7/15/17(b)		1,265	1,201,750
Waste Services, Inc., 9.50%, 4/15/14		1,850	1,840,750

			31,499,675

Construction & Engineering — 0.0%
RathGibson, Inc., 11.25%, 2/15/14(e)		910	336,700
Construction Materials — 0.3%
Dycom Investments, Inc., 8.13%, 10/15/15		1,150	1,046,500
ESCO Corp.:
4.17%, 12/15/13(b)(f)		1,110	999,000
8.63%, 12/15/13(b)		2,900	2,842,000
Texas Industries, Inc., 7.25%, 7/15/13		1,105	1,060,800

			5,948,300

Containers & Packaging — 3.2%
Ball Corp.:
7.13%, 9/01/16	USD	4,000	4,080,000
6.63%, 3/15/18		655	632,075
7.38%, 9/01/19		4,000	4,060,000
Berry Plastics Corp.:
8.88%, 9/15/14		2,320	2,209,800
5.26%, 2/15/15(f)		4,120	3,790,400
Cascades, Inc., 7.25%, 2/15/13(i)		1,715	1,680,700
Crown Americas LLC/Crown Americas Capital Corp. II, 7.63%, 5/15/17(b)		4,750	4,797,500
Crown European Holdings SA, 6.25%, 9/01/11	EUR	1,105	1,681,690
Graphic Packaging International, Inc.:
9.50%, 8/15/13	USD	1,191	1,226,730
9.50%, 6/15/17(b)		8,385	8,909,062
9.50%, 6/15/17(b)		2,900	3,081,250
Greif, Inc., 7.75%, 8/01/19(b)		2,410	2,482,300
Impress Holdings BV, 3.63%, 9/15/13(b)(f)(i)		4,950	4,690,125
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13		1,675	1,712,688
6.75%, 12/01/14	EUR	1,595	2,310,715
7.38%, 5/15/16	USD	5,080	5,156,200
Packaging Dynamics Finance Corp., 10.00%, 5/01/16(b)		470	212,675
Pregis Corp., 12.38%, 10/15/13		4,715	4,455,675
Rock-Tenn Co., 5.63%, 3/15/13		3,252	3,154,440
Sealed Air Corp., 7.88%, 6/15/17(b)		6,445	6,796,195
Solo Cup Co., 10.50%, 11/01/13(b)		3,635	3,853,100

			70,973,320

Diversified Financial Services — 9.8%
AES Ironwood LLC, 8.86%, 11/30/25		3,402	3,121,575
AES Red Oak LLC:
Series A, 8.54%, 11/30/19		2,442	2,301,447
Series B, 9.20%, 11/30/29		2,085	1,923,412
BMS Holdings, Inc., 8.35%, 2/15/12(b)(d)(f)		2,547	50,934
Chukchansi Economic Development Authority, 4.91%, 11/15/12(b)(f)		990	762,300
CIT Group, Inc.:
0.42%, 3/12/10(f)		1,310	943,200
5.20%, 11/03/10		1,300	891,578
4.75%, 12/15/10		1,785	1,233,117
0.78%, 7/28/11(f)		3,600	2,523,316
5.80%, 7/28/11		1,570	1,067,795
5.00%, 2/01/15		10,019	6,416,769
Duloxetine Royalty, 13.00%, 10/15/13(i)		1,300	1,261,000
Eagle-Picher, Inc., Escrow Bonds, 0.00%, 9/01/13(a)(c)(j)		3,285	—
FCE Bank Plc:
7.88%, 2/15/11	GBP	4,800	7,517,740
7.13%, 1/16/12	EUR	26,850	37,326,592
7.13%, 1/15/13		950	1,285,925
Ford Motor Credit Co. LLC:
7.50%, 8/01/12	USD	2,890	2,774,883
8.00%, 12/15/16		3,930	3,646,120
General Motors Acceptance Corp. of Canada Ltd.,
6.00%, 5/25/10	CAD	12,000	10,916,733
GMAC, Inc.:
7.25%, 3/02/11(b)	USD	7,000	6,737,500
6.88%, 8/28/12(b)		7,116	6,546,720
2.56%, 12/01/14(b)(f)		18,555	14,380,125

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

		Par
		(000)	Value
Corporate Bonds
Diversified Financial Services (concluded)
6.75%, 12/01/14(b)	USD	8,832	$7,507,200
8.00%, 11/01/31(b)		20,420	16,438,100
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
8.13%, 6/01/12		4,445	4,406,106
7.13%, 2/15/13(k)		14,091	13,562,587
International Lease Finance Corp.:
5.63%, 9/20/13		1,274	970,647
5.65%, 6/01/14		7,274	5,583,028
iPayment Investors LP, 11.63%, 7/15/14(b)(d)		17,904	7,161,434
Leucadia National Corp., 8.13%, 9/15/15		7,575	7,726,500
Marsico Parent Co. LLC, 10.63%, 1/15/16(b)		6,273	2,673,866
Marsico Parent Holdco LLC, 12.50%, 7/15/16(b)(d)		2,551	739,782
Marsico Parent Superholdco LLC, 14.50%, 1/15/18(b)(d)		1,753	501,825
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)		10,470	9,370,650
Residential Capital LLC, 8.38%, 6/30/10		25,542	19,028,790
Saturns Investments Europe Plc, 6.19%, 6/09/14(i)		3,225	2,257,500
Southern Star Central Corp., 6.75%, 3/01/16(b)		2,925	2,793,375

			214,350,171

Diversified Telecommunication Services — 8.0%
Asia Global Crossing Ltd., 13.38%, 10/15/10(a)(e)(i)		1,627	32,542
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		7,135	6,537,444
Cincinnati Bell, Inc., 7.25%, 7/15/13		19,065	19,350,975
Digicel Group Ltd.:
8.88%, 1/15/15(b)(i)		11,195	10,411,350
9.13%, 1/15/15(b)(d)(i)		6,921	6,367,320
Inmarsat Finance II Plc, 10.38%, 11/15/12(g)(i)		1,480	1,531,800
Inmarsat Finance Plc, 7.63%, 6/30/12(i)		600	601,500
Intelsat Corp.:
9.25%, 8/15/14		1,700	1,742,500
9.25%, 6/15/16		7,740	7,972,200
6.88%, 1/15/28		2,690	2,232,700
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13(i)		3,000	3,037,500
8.88%, 1/15/15(b)(i)		2,260	2,288,250
8.88%, 1/15/15(i)		1,390	1,414,325
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16(b)(i)		8,655	8,957,925
Orascom Telecom Finance SCA, 7.88%, 2/08/14(b)(i)		1,440	1,375,200
ProtoStar I Ltd., 18.00%, 10/15/12(a)(b)(e)(i)		10,499	4,199,415
Qwest Communications International, Inc.:
7.50%, 2/15/14		5,091	5,027,363
Series B, 7.50%, 2/15/14		15,334	15,142,325
8.00%, 10/01/15(b)		5,600	5,593,000
3.50%, 11/15/25		14,960	15,090,900
Qwest Corp.:
7.50%, 10/01/14		7,735	7,812,350
8.38%, 5/01/16(b)		6,570	6,799,950
6.50%, 6/01/17(k)		2,170	2,039,800
7.50%, 6/15/23		709	645,190
SBA Telecommunications, Inc., 8.00%, 8/15/16(b)		5,300	5,419,250
Travelport LLC:
9.88%, 9/01/14		1,924	1,861,470
11.88%, 9/01/16		1,000	915,000
West Corp.:
9.50%, 10/15/14	USD	1,715	1,680,700
11.00%, 10/15/16		8,580	8,515,650
Wind Acquisition Finance SA, 10.75%, 12/01/15(b)(i)		8,290	9,119,000
Windstream Corp.:
8.13%, 8/01/13		6,295	6,468,112
8.63%, 8/01/16		5,430	5,552,175

			175,735,181

Electric Utilities — 3.5%
AES Eastern Energy LP:
Series 1999-A, 9.00%, 1/02/17		2,911	2,823,882
Series 1999-B, 9.67%, 1/02/29		6,305	5,485,350
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/01/16(b)		11,905	12,202,625
Edison Mission Energy, 7.20%, 5/15/19		535	433,350
Elwood Energy LLC, 8.16%, 7/05/26		4,138	3,645,393
Energy Future Holdings Corp., 11.25%, 11/01/17(d)		49,882	33,171,530
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19(b)		434	395,783
Ipalco Enterprises, Inc.:
8.63%, 11/14/11		1,960	2,009,000
7.25%, 4/01/16(b)		2,410	2,416,025
Mirant America Corp., Escrow Bonds:
0.00%, 7/15/49(a)(b)(c)(e)(j)		3,270	—
0.00%, 12/31/49(a)(b)(c)(e)		1,880	—
Mirant Americas Generation LLC, Escrow Bonds, 0.00%, 12/31/49(a)(c)(e)		1,215	—
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/01/16(b)		5,145	5,299,350
Tenaska Alabama Partners LP, 7.00%, 6/30/21(b)		800	726,453
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16(d)		13,303	9,112,513

			77,721,254

Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		2,825	2,867,375

Energy Equipment & Services — 0.5%
Compagnie Generale de Geophysique:
9.50%, 5/15/16(b)(i)		2,095	2,215,462
7.75%, 5/15/17(i)		5,490	5,448,825
Hornbeck Offshore Services, Inc., Series B, 6.13%, 12/01/14		955	885,763
North American Energy Partners, Inc., 8.75%, 12/01/11(i)		2,870	2,812,600

			11,362,650

Food Products — 0.4%
AmeriQual Group LLC, 9.50%, 4/01/12(b)		625	500,000
Smithfield Foods. Inc., 10.00%, 7/15/14(b)		7,560	7,938,000

			8,438,000

Health Care Equipment & Supplies — 1.5%
DJO Finance LLC/DJO Finance Corp., 10.88%, 11/15/14		17,445	17,837,513
Hologic, Inc., 2.00%, 12/15/37(g)		18,690	15,279,075

			33,116,588

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	21

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

		Par
		(000)	Value
Corporate Bonds
Health Care Providers & Services — 2.3%
Community Health Systems, Inc., 8.88%, 7/15/15	USD	15,185	$15,564,625
HealthSouth Corp., 10.75%, 6/15/16		4,742	5,145,070
Tenet Healthcare Corp.:
9.00%, 5/01/15(b)(f)		13,859	14,482,655
10.00%, 5/01/18(b)(f)		11,524	12,705,210
8.88%, 7/01/19(b)		3,420	3,608,100

			51,505,660

Hotels, Restaurants & Leisure — 1.3%
Buffets Restaurants Holdings, Inc., Escrow Bonds, 0.00%, 4/29/14(a)(c)(e)		1,980	2
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.25%, 6/15/15(a)(b)(e)		2,115	58,162
Gaylord Entertainment Co., 8.00%, 11/15/13		4,015	4,115,375
Greektown Holdings LLC, 10.75%, 12/01/13(a)(b)(e)		2,698	654,265
Harrah’s Operating Co., Inc., 10.00%, 12/15/15(b)		3,003	2,492,490
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14(a)(b)(e)		1,075	495,844
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15(b)		2,145	777,562
MGM Mirage, 11.13%, 11/15/17(b)		3,955	4,320,838
Scientific Games Corp., 0.75%, 12/01/24(g)		2,630	2,577,400
Scientific Games International, Inc., 9.25%, 6/15/19(b)		8,435	8,772,400
Snoqualmie Entertainment Authority, 4.68%, 2/01/14(b)(f)		1,220	597,800
Virgin River Casino Corp., 9.00%, 1/15/12(a)(e)		14,355	1,722,600
Waterford Gaming LLC, 8.63%, 9/15/14(b)		3,847	2,500,550

			29,085,288

Household Durables — 3.6%
Ames True Temper, Inc., 4.51%, 1/15/12(f)		5,865	5,161,200
Beazer Homes USA, Inc.:
8.38%, 4/15/12		8,465	7,406,875
12.00%, 10/15/17(b)		12,050	12,652,500
Jarden Corp., 8.00%, 5/01/16		4,445	4,556,125
K. Hovnanian Enterprises, Inc.:
6.38%, 12/15/14		1,015	771,400
6.25%, 1/15/15		3,720	2,827,200
6.25%, 1/15/16		4,240	3,180,000
7.50%, 5/15/16		6,265	4,761,400
18.00%, 5/01/17		4,470	3,643,050
KB Home:
6.38%, 8/15/11		294	296,940
9.10%, 9/15/17		3,250	3,493,750
Meritage Homes Corp., 6.25%, 3/15/15		2,500	2,325,000
Pulte Homes, Inc., 6.38%, 5/15/33		660	508,200
Standard Pacific Corp.:
7.75%, 3/15/13		3,000	2,820,000
6.25%, 4/01/14		7,175	6,242,250
7.00%, 8/15/15		13,520	11,830,000
Standard Pacific Escrow LLC, 10.75%, 9/15/16(b)		3,845	3,787,325
Stanley-Martin Communities LLC, 9.75%, 8/15/15(e)		4,970	1,230,075
Toll Brothers Finance Corp., 8.91%, 10/15/17		2,210	2,506,472

			79,999,762

Independent Power Producers & Energy Traders — 1.6%
NRG Energy, Inc.:
7.25%, 2/01/14		2,175	2,136,938
7.38%, 2/01/16		22,925	22,179,937
8.50%, 6/15/19		10,625	10,638,281

			34,955,156

Industrial Conglomerates — 0.1%
Icahn Enterprises LP, 4.00%, 8/15/13(b)(f)		2,155	1,767,100

Insurance — 0.3%
Americo Life, Inc., 7.88%, 5/01/13(b)		6,000	4,800,000
USI Holdings Corp., 4.32%, 11/15/14(b)(f)		1,760	1,463,000

			6,263,000

IT Services — 0.5%
Alliance Data Systems Corp., 1.75%, 8/01/13		11,485	11,054,312

Leisure Equipment & Products — 0.5%
Brunswick Corp., 11.25%, 11/01/16(b)		10,730	11,695,700

Life Sciences Tools & Services — 0.5%
Bio-Rad Laboratories, Inc.:
7.50%, 8/15/13		1,270	1,301,750
8.00%, 9/15/16(b)		8,905	9,238,938

			10,540,688

Machinery — 0.4%
Accuride Corp., 8.50%, 2/01/15(e)		4,180	2,424,400
Synventive Molding Solutions, 14.00%, 7/14/11		500	125,000
Titan International, Inc., 8.00%, 1/15/12		5,370	5,195,475

			7,744,875

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12		12,548	9,897,235
Navios Maritime Holdings, Inc., 9.50%, 12/15/14(i)		1,198	1,132,110

			11,029,345

Media — 7.5%
Adelphia Communications Corp., Escrow Bonds:
0.00%, 12/31/49(a)(c)(e)		1,125	25,312
0.00%, 12/31/49(a)(c)(e)		1,925	—
Cablevision Systems Corp., Series B, 8.00%, 4/15/12		12,435	12,963,487
CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13		6,145	6,237,175
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(b)		27,255	25,755,975
Central Euro Media Enterprises Ltd., 11.63%, 9/15/16(b)	EUR	7,080	10,645,487
Charter Communications Holdings II LLC:
10.25%, 9/15/10(a)(e)	USD	3,185	3,583,125
Series B, 10.25%, 9/15/10(a)(e)		6,625	7,420,000
Charter Communications Holdings LLC, 10.00%, 4/30/12(a)(b)(e)		4,760	4,843,300
Charter Communications Operating LLC/Charter Communications Operating Capital, 10.38%, 4/30/14(a)(b)(e)		8,880	9,057,600
Charter Communications, Inc., 6.50%, 10/01/27(a)(e)		5,585	2,541,175
Clear Channel Communications, Inc.:
5.00%, 3/15/12		2,900	1,714,625
5.75%, 1/15/13		725	377,000
11.00%, 8/01/16(d)		21,615	7,565,250
CMP Susquehanna Radio Holdings Corp., 9.88%, 5/15/14		320	6,400
CSC Holdings, Inc., Series B, 7.63%, 4/01/11		1,590	1,649,625
DISH DBS Corp., 7.00%, 10/01/13		13,525	13,626,438

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par
	(000)		Value
Corporate Bonds
Media (concluded)
ION Media Networks, Inc., Series A, 11.00%, 7/31/13(a)(e)	USD	159	$16
Liberty Media LLC, 3.13%, 3/30/23		1,390	1,376,049
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17		3,198	1,599,000
Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15		3,385	3,418,850
Network Communications, Inc., 10.75%, 12/01/13		2,215	622,969
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		1,760	1,856,800
9.00%, 8/01/14	EUR	950	1,296,352
10.00%, 8/01/14	USD	13,090	13,155,450
11.50%, 5/01/16		1,400	1,470,000
3.53%, 8/01/16(l)		620	488,250
Rainbow National Services LLC:
8.75%, 9/01/12(b)		2,400	2,448,000
10.38%, 9/01/14(b)		8,143	8,570,508
Regal Cinemas Corp., 8.63%, 7/15/19(b)		2,110	2,183,850
UPC Holding BV, 9.88%, 4/15/18(b)(i)		4,800	5,040,000
Virgin Media Finance Plc, 8.75%, 4/15/14(i)		1,295	1,320,900
Virgin Media, Inc., 6.50%, 11/15/16(b)		6,695	7,013,012
WMG Acquisition Corp., 9.50%, 6/15/16(b)		4,865	5,132,575

			165,004,555

Metals & Mining — 2.7%
Anglo American Capital Plc, 9.38%, 4/08/19(b)(i)		3,415	4,149,225
California Steel Industries, Inc., 6.13%, 3/15/14		1,990	1,820,850
Evraz Group SA:
8.88%, 4/24/13(b)(i)		4,350	4,154,250
9.50%, 4/24/18(b)(i)		2,930	2,801,812
FMG Finance Property Ltd.:
4.36%, 9/01/11(b)(f)(i)		2,780	2,807,800
10.00%, 9/01/13(b)(i)		940	996,400
10.63%, 9/01/16(b)(i)		3,965	4,391,238
Novelis, Inc.:
7.25%, 2/15/15(i)		1,575	1,362,375
11.50%, 2/15/15(b)(i)		6,505	6,570,050
Ryerson, Inc.:
7.86%, 11/01/14(f)		1,930	1,688,750
12.00%, 11/01/15		610	579,500
Steel Dynamics, Inc.:
7.38%, 11/01/12		7,655	7,731,550
8.25%, 4/15/16(b)		1,250	1,256,250
Teck Resources Ltd.:
10.25%, 5/15/16		2,860	3,231,800
10.75%, 5/15/19		11,100	12,903,750
Vedanta Resources Plc, 9.50%, 7/18/18(b)(i)		3,960	3,900,600

			60,346,200

Multiline Retail — 1.4%
Dollar General Corp.:
10.63%, 7/15/15		5,380	5,944,900
11.88%, 7/15/17(d)		3,410	3,819,200
Duane Reade, Inc., 11.75%, 8/01/15(b)		1,600	1,680,000
General Nutrition Centers, Inc.:
5.18%, 3/15/14(f)		4,095	3,624,075
10.75%, 3/15/15		6,590	6,614,713
Lazydays RV Center, Inc., 11.75%, 5/15/12(a)(e)		4,240	42,400
Macy’s Retail Holdings, Inc., 5.88%, 1/15/13		5,105	4,956,664
Nebraska Book Co., Inc., 10.00%, 12/01/11(b)		4,320	4,298,400

			30,980,352

Multi-Utilities — 0.2%
CMS Energy Corp., 8.75%, 6/15/19	USD	3,020	3,285,129

Oil, Gas & Consumable Fuels — 9.2%
Arch Coal, Inc., 8.75%, 8/01/16(b)		4,275	4,403,250
Arch Western Finance LLC, 6.75%, 7/01/13		10,080	9,916,200
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		4,375	4,714,062
10.75%, 2/01/18(b)		1,835	1,903,812
Atlas Pipeline Partners LP, 8.75%, 6/15/18		2,375	1,900,000
Berry Petroleum Co., 8.25%, 11/01/16		815	782,400
Bill Barrett Corp., 9.88%, 7/15/16		2,215	2,331,288
Chesapeake Energy Corp.:
9.50%, 2/15/15		4,325	4,552,062
6.38%, 6/15/15		4,670	4,337,263
6.63%, 1/15/16		2,040	1,927,800
6.88%, 11/15/20		300	267,000
2.25%, 12/15/38		5,100	3,812,250
Cimarex Energy Co., 7.13%, 5/01/17		3,115	2,896,950
Concho Resources, Inc., 8.63%, 10/01/17		2,945	3,018,625
Connacher Oil and Gas Ltd.:
11.75%, 7/15/14(b)(i)		1,685	1,794,525
10.25%, 12/15/15(b)(i)		6,850	5,582,750
Corral Petroleum Holdings AB, 2.01%, 4/15/10(b)(d)(i)		937	717,110
Denbury Resources, Inc.:
7.50%, 4/01/13		185	185,000
7.50%, 12/15/15		4,150	4,118,875
9.75%, 3/01/16		5,885	6,252,813
Drummond Co., Inc., 7.38%, 2/15/16(b)		5,625	4,950,000
Dynegy Holdings, Inc., 8.38%, 5/01/16		1,515	1,416,525
Dynegy Roseton/Danskammer, Pass-Through Trust, Series B, 7.67%, 11/08/16		6,355	5,838,656
El Paso Corp.:
8.25%, 2/15/16		5,000	5,125,000
7.00%, 6/15/17		11,000	10,780,000
Encore Acquisition Co.:
6.00%, 7/15/15		3,400	3,077,000
9.50%, 5/01/16		275	290,125
EXCO Resources, Inc., 7.25%, 1/15/11		3,990	3,955,088
Forest Oil Corp.:
8.50%, 2/15/14(b)		13,360	13,460,200
7.25%, 6/15/19		2,530	2,365,550
Foundation Pennsylvania Coal Co. LLC, 7.25%, 8/01/14		3,225	3,204,844
Frontier Oil Corp., Escrow Bonds, 0.00%, 12/31/49(a)(c)(e)		500	—
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11(i)		6,450	6,482,250
Massey Energy Co.:
6.88%, 12/15/13		1,845	1,780,425
3.25%, 8/01/15		11,900	9,460,500
Newfield Exploration Co.:
6.63%, 9/01/14		1,380	1,355,850
6.63%, 4/15/16		1,700	1,666,000
7.13%, 5/15/18		895	892,762
OPTI Canada, Inc.:
7.88%, 12/15/14(i)		4,632	3,543,480
8.25%, 12/15/14(i)		6,185	4,793,375
Overseas Shipholding Group, Inc., 8.75%, 12/01/13		3,980	3,890,450
Peabody Energy Corp., Series B, 6.88%, 3/15/13		4,700	4,747,000
PetroHawk Energy Corp.:
10.50%, 8/01/14(b)		4,855	5,219,125

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	23

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets

	Par
	(000)		Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
7.88%, 6/01/15	USD	5,280	$5,200,800
Range Resources Corp.:
7.38%, 7/15/13		2,325	2,342,438
8.00%, 5/15/19		4,100	4,202,500
Sabine Pass LNG LP, 7.50%, 11/30/16		1,500	1,280,625
SandRidge Energy, Inc.:
3.91%, 4/01/14(f)		2,250	2,004,730
8.63%, 4/01/15(d)(f)		425	421,812
9.88%, 5/15/16(b)		5,000	5,212,500
8.00%, 6/01/18(b)		6,300	6,063,750
Southwestern Energy Co., 7.50%, 2/01/18		3,625	3,661,250
Swift Energy Co., 7.13%, 6/01/17		3,950	3,436,500
Whiting Petroleum Corp., 7.25%, 5/01/13		4,070	4,059,825

			201,594,970

Paper & Forest Products — 4.3%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15(b)(d)(i)		2,472	1,359,702
Boise Cascade LLC, 7.13%, 10/15/14		2,679	2,129,805
Catalyst Paper Corp., 7.38%, 3/01/14(i)		2,275	1,205,750
Clearwater Paper Corp., 10.63%, 6/15/16(b)		3,750	4,054,688
Domtar Corp., 7.88%, 10/15/11		122	126,118
Georgia-Pacific LLC:
8.13%, 5/15/11		3,055	3,169,562
8.25%, 5/01/16(b)		10,600	10,997,500
International Paper Co.:
9.38%, 5/15/19		4,980	5,831,062
7.50%, 8/15/21		4,875	5,165,379
NewPage Corp.:
10.00%, 5/01/12		6,460	4,263,600
11.38%, 12/31/14(b)	46,230		45,420,975
Verso Paper Holdings LLC/Verso Paper, Inc.:
11.50%, 7/01/14(b)		3,500	3,587,500
Series B, 4.23%, 8/01/14(f)		1,825	1,131,500
Series B, 9.13%, 8/01/14		6,040	4,469,600
Series B, 11.38%, 8/01/16		3,465	2,174,288

			95,087,029

Pharmaceuticals — 1.5%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13(f)(i)		12,550	10,604,750
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		4,540	4,903,200
Elan Corp. Plc, 8.75%, 10/15/16(b)(i)		6,975	6,898,554
Elan Finance Plc/Elan Finance Corp., 8.88%, 12/01/13(i)		615	619,612
Valeant Pharmaceuticals International, 8.38%, 6/15/16(b)		9,810	9,957,150

			32,983,266

Professional Services — 0.3%
FTI Consulting, Inc., 7.75%, 10/01/16		2,905	2,890,475
ISS Financing Plc, 11.00%, 6/15/14(i)	EUR	2,686	4,172,977

			7,063,452

Real Estate Investment Trusts (REITs) — 0.2%
HCP, Inc., 6.00%, 1/30/17	USD	715	667,759
iStar Financial, Inc., Series B, 5.13%, 4/01/11		2,250	1,530,000
The Rouse Co. LP, 5.38%, 11/26/13(a)(e)		3,815	3,252,288

			5,450,047

Real Estate Management & Development — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 12.90%, 6/30/15(b)(l)		2,878	575,640
Realogy Corp.:
10.50%, 4/15/14	USD	1,055	764,875
12.38%, 4/15/15		9,035	4,991,838
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14(a)(e)		685	428

			6,332,781

Retail Merchandising — 0.1%
Saks, Inc., 9.88%, 10/01/11		2,805	2,805,000

Semiconductors & Semiconductor Equipment — 0.3%
Spansion, Inc.:
0.00%, 6/01/13(a)(b)(e)		4,155	4,206,937
2.25%, 6/15/16(a)(b)(e)		6,025	2,530,500

			6,737,437

Software — 1.4%
First Data Corp.:
9.88%, 9/24/15		5,350	4,942,062
11.25%, 3/31/16		29,260	25,163,600

			30,105,662

Specialty Retail — 2.0%
Asbury Automotive Group, Inc.:
8.00%, 3/15/14		1,700	1,581,000
7.63%, 3/15/17		1,590	1,407,150
Group 1 Automotive, Inc., 2.25%, 6/15/36(f)(g)		3,320	2,311,550
The Hertz Corp., 7.88%, 1/01/14	EUR	10,782	15,265,139
Limited Brands, Inc., 8.50%, 6/15/19(b)	USD	4,445	4,650,052
Penske Auto Group, Inc., 7.75%, 12/15/16		4,950	4,566,375
RSC Equipment Rental, Inc., 10.00%, 7/15/17(b)		6,700	7,202,500
Sunstate Equipment Co. LLC, 10.50%, 4/01/13(b)		7,760	5,897,600

			42,881,366

Textiles, Apparel & Luxury Goods — 0.7%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	8,700	12,731,210
Quiksilver, Inc., 6.88%, 4/15/15	USD	3,155	2,358,363

			15,089,573

Tobacco — 0.4%
Lorillard Tobacco Co., 8.13%, 6/23/19		3,115	3,535,129
Vector Group Ltd., 11.00%, 8/15/15		6,400	6,208,000

			9,743,129

Trading Companies & Distributors — 0.1%
Russel Metals, Inc., 6.38%, 3/01/14(i)		1,625	1,456,406

Wireless Telecommunication Services — 5.0%
American Tower Corp., 7.13%, 10/15/12		580	588,700
Cricket Communications, Inc.:
9.38%, 11/01/14	15,740		15,976,100
10.00%, 7/15/15		6,000	6,165,000
7.75%, 5/15/16(b)		7,750	7,866,250
Crown Castle International Corp., 9.00%, 1/15/15		2,250	2,356,875
FiberTower Corp.:
9.00%, 11/15/12(b)		5,929	3,609,340
9.00%, 11/15/12		2,289	1,393,642
iPCS, Inc., 2.61%, 5/01/13(f)		12,130	10,249,850
MetroPCS Wireless, Inc.:
9.25%, 11/01/14		14,761	15,093,122
9.25%, 11/01/14		5,040	5,153,400

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

		Par
		(000)	Value
Corporate Bonds
Wireless Telecommunication Services (concluded)
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13	USD	23,680	$21,963,200
Series F, 5.95%, 3/15/14		2,510	2,221,350
Series D, 7.38%, 8/01/15		4,250	3,814,375
NII Holdings, Inc., 2.75%, 8/15/25		6,470	6,348,687
Sprint Capital Corp., 6.88%, 11/15/28		7,680	6,412,800

			109,212,691

Total Corporate Bonds — 85.0%			1,868,575,160

Floating Rate Loan Interests(f)
Airlines — 0.0%
Northwest Airlines Corp., Trade Claim Participation, 0.00%, 12/31/49		8,100	10,125

Auto Components — 2.8%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		4,282	3,727,756
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		16,644	14,886,377
Delphi Corp., Initial Tranche C Loan (DIP), 10.50%, 12/31/09(e)		51,620	29,113,799
Navistar International Corp., Term Loan, 3.51%, 1/19/12		2,269	2,189,906
Navistar International Corp., Revolving Credit Link Term Loan, 3.50%, 1/19/12		1,677	1,618,627
Navistar International Corp., Term Advance, 3.50%, 1/19/12		10,853	10,473,467

			62,009,932

Chemicals — 0.8%
PQ Corp. (aka Niagara Acquisition, Inc.):
Term Loan (First Lien), 3.50%, 7/30/14		1,212	1,051,811
Original Term Loan (First Lien), 3.75%, 7/31/14		2,491	2,162,501
Term Loan (Second Lien), 6.79%, 7/30/15		10,750	8,492,500
Solutia, Inc., Loan, 7.25%, 2/28/14		3,739	3,766,872
Wellman Holdings, Inc., Term Loan (Second Lien), 10.00%, 2/15/19(b)		2,690	2,690,000

			18,163,684

Construction & Engineering — 0.1%
RathGibson, Inc., Term Loan (DIP), 10.50%-10.75%, 2/10/10		2,000	2,000,000

Diversified Financial Services — 0.9%
Affinion Group Holdings, Inc., Term Loan, 9.27%, 3/01/12		8,276	7,200,501
BLB Worldwide Holdings, Inc. (Wembley, Inc.), Term Loan (Second Lien), 6.50%, 7/18/12		500	22,500
Marsico Parent Co. LLC, Term Loan, 4.75%-4.81%, 12/15/14		1,383	708,723
Wind Finance SL SA:
Euro Facility (Second Lien), 7.70%, 11/26/14	EUR	6,120	8,995,580
Dollar Facility (Second Lien), 7.93%, 12/17/14	USD	2,250	2,257,736

			19,185,040

Diversified Telecommunication Services — 0.9%
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.75%, 5/30/14		4,866	2,992,635
ProtoStar I Ltd., Term Loan (DIP), 18.00%, 10/15/09(d)		2,163	2,162,717
Travelport LLC, Term Loan, 7.99%, 3/22/12		17,568	12,297,431
Wind Telecomunicazioni SpA:
Term B1 Loan, 3.83%, 5/27/13	EUR	1,000	1,393,064
Term C1 Loan, 4.83%, 5/23/14		1,000	1,393,064

			20,238,911

Food & Staples Retailing — 0.4%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15	USD	8,100	8,403,750

Health Care Providers & Services — 0.4%
CCS Medical, Swap Claim Term Loan, 7.09%, 9/30/12		1,715	781,943
HCA, Inc., Tranche A-1 Term Loan, 2.35%, 11/17/12		6,135	5,734,657
Rotech Healthcare, Inc., Term Loan, 6.28%, 9/26/11		3,136	1,567,814

			8,084,414

Independent Power Producers & Energy Traders — 0.1%
NRG Energy, Inc.:
Term Loan, 0.50%-2.01%, 2/01/13		1,379	1,306,785
Term B Loan, 2.03%, 2/01/13		1,212	1,148,048

			2,454,833

Media — 2.1%
HIT Entertainment, Inc., Term Loan (Second Lien), 5.98%, 1/31/13(i)		1,500	757,500
HMH Publishing Co. Ltd., Tranche A Term Loan, 5.26%, 6/12/14		8,824	7,340,298
HMH Publishing Co. Ltd. (aka Education Media), Mezzanine, Term Loan (Second Lien), 6.25%, 11/14/14		24,308	6,401,102
Newsday LLC, Fixed Rate Term Loan, 9.75%, 8/01/13		11,055	11,483,381
Nielsen Finance LLC:
Dollar Term Loan, 2.28%, 8/09/13		816	762,071
Class A Dollar Term Loan, 2.25%, 8/09/13		184	171,520
Class B Dollar Term Loan, 4.00%, 5/01/16		2,083	1,962,796
Virgin Media, Inc., Term C Loan, 4.19%, 3/04/13(i)	GBP	10,100	14,625,260
World Color Press, Inc., Advance Term Loan, 9.00%, 7/10/12	USD	3,000	2,992,500

			46,496,428

Multi-Utilities — 0.9%
MACH Gen LLC:
Synthetic L/C Loan (First Lien), 2.60%, 2/22/15		416	424,642
Term C Loan, 8.18%, 2/22/15		4,452	3,038,693
Texas Competitive Electric Holdings Co. LLC:
Initial Tranche B-1 Term Loan, 3.78%-3.79%, 10/10/14		1,285	1,014,123
Initial Tranche B-2 Term Loan, 3.78%-3.79%, 10/10/14		2,695	2,127,028
Initial Tranche B-3 Term Loan, 3.78%-3.79%, 10/10/14		16,623	13,053,262

			19,657,748

Oil, Gas & Consumable Fuels — 0.1%
Dynegy Holdings, Inc., Term L/C Loan, 4.02%, 4/02/13		2,923	2,806,875

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., Term Loan, 5.31%, 6/12/14(i)		4,000	2,760,000

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	25

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

		Par
		(000)	Value
Floating Rate Loan Interests(f)
Paper & Forest Products (concluded)
Verso Paper Finance Holdings LLC, Term Loan, 6.73%-7.48%, 2/01/13	USD	11,561	$3,265,922

			6,025,922

Professional Services — 0.5%
Navistar Financial Corp., Tranche A Term Loan, 2.31%, 7/01/10		1,000	957,500
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		13,293	9,304,835

			10,262,335

Real Estate Management & Development — 0.7%
Realogy Corp.:
Initial Term Loan, 3.25%, 10/10/13		6,255	5,308,024
Synthetic L/C, 3.30%, 10/10/13		1,817	1,541,996
Term A Loan (Second Lien), 13.50%, 10/15/17		9,250	9,608,437

			16,458,457

Semiconductors & Semiconductor Equipment — 0.1%
Applied Tech Products Corp., Tranche A Term Loan, 12.32%, 10/24/10		212	88,588
Electrical Components International Holdings Co. (ECI), Term Loan (Second Lien), 11.50%, 5/19/14		1,000	50,000
Freescale Semiconductor, Term B Loan, 7.07%, 12/02/13		1,650	1,318,969

			1,457,557

Software — 0.1%
First Data Corp.:
Term Loan B, 3.01%, 9/24/14		107	91,976
Tranche B-1 term Loan, 3.00%, 9/24/14		1,933	1,663,774

			1,755,750

Specialty Retail — 0.1%
Claire’s Stores, Term B Loan, 3.15%, 5/29/14		2,698	2,006,579
Neiman Marcus, Term Loan, 2.25%-2.32%, 4/06/13		1,200	1,035,000

			3,041,579

Textiles, Apparel & Luxury Goods — 0.2%
EB Sports Corp., Term Loan, 7.57%, 5/01/12		6,742	4,314,865

Total Floating Rate Loan Interests — 11.5%			252,828,205

Preferred Securities

		Shares
Preferred Stocks
Diversified Financial Services — 0.0%
Marsico Parent Superholdco LLC, 3.95%(a)(b)		407	105,820

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00%(a)(b)		74,628	1

Total Preferred Securities — 0.0%			105,821

Warrants
Auto Components — 0.0%
Turbo Cayman Ltd.(a)		8	—

Health Care Providers & Services — 0.0%
HealthSouth Corp. (issued 07/28/06, expiring 01/16/11, strike price $0.01)(a)		52,113	—

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.(a)		1,672	17

Machinery — 0.0%
Synventive Molding Solutions (issued 08/06/08, expiring 01/15/13, strike price $0.01)(a)		1	—

Media — 0.0%
CMP Susquehanna Radio Holdings Corp.(a)		85,280	1

Total Warrants — 0.0%			18

Total Long-Term Investments (Cost — $2,203,158,306) — 98.6%			2,167,853,479

		Beneficial Interest/ Shares
Short-Term Securities
Institutional Money Market Trust, 0.34%,(m)(n)(o)		233,200	233,200
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(n)(o)		8,116,861	8,116,861

Total Short-Term Securities (Cost — $8,350,061) — 0.4%			8,350,061

		Contracts(p)
Options Purchased
Over-the-Counter Call Options Purchased
Marsico Parent Superholdco LLC, Strike Price $942.86, Expires 12/14/19 (Cost — $104,182) — 0.0%		107	106,550

Total Investments (Cost — $2,211,612,549*) — 99.0%			2,176,310,090
Other Assets in Excess of Liabilities — 1.0%			22,489,437

Net Assets — 100.0%			$2,198,799,527

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,215,108,180

Gross unrealized appreciation	$151,205,798
Gross unrealized depreciation	(190,003,888)

Net unrealized depreciation	$(38,798,090)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security held in escrow for future payments.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods.

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	US dollar denominated security issued by foreign domiciled entity.

(j)	Security, or a portion of security, is on loan.

(k)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(l)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(m)	Security purchased with the cash collateral from securities loans.

(n)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,116,861	$210,692
Institutional Money
Market Trust	$(9,520)	$1,534

(o)	Represents the current yield as of report date.

(p)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

						Unrealized
Currency Purchased		Currency Sold		Counterparty	Settlement	Appreciation
					Date	(Depreciation)
USD	9,794,911	CAD	10,636,000	Barclays Bank, Plc	10/28/09	$(139,709)
USD	4,383,559	EUR	2,963,500	Citibank, N.A.	10/28/09	46,988
USD	11,378,572	GBP	6,961,500	Citibank, N.A.	10/28/09	254,485
USD	89,760,593	EUR	61,522,000	Citibank, N.A.	11/18/09	(264,111)
USD	2,867,036	EUR	1,961,500	Citibank, N.A.	11/18/09	(3,213)
USD	2,991,526	EUR	2,030,000	Citibank, N.A.	11/18/09	21,041
USD	10,726,250	EUR	7,302,000	Deutsche Bank AG	11/18/09	41,286
USD	826,360	EUR	559,500	Royal Bank of Scotland	11/18/09	7,648

	Total					$(35,585)

•	Credit default swaps on single-name issues—buy protection outstanding as of September 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	December 2011	USD	3,000	$181,947
Standard Pacific Corp.	5.00%	Goldman Sachs Bank USA	June 2013	USD	3,000	(140,202)
Harrah’s Entertainment, Inc.	5.00%	JPMorgan Chase Bank, N.A.	September 2013	USD	5,500	(1,253,455)
Pulte Homes, Inc.	4.65%	Barclays Bank, Plc	December 2013	USD	5,000	(637,886)
Hertz Corp.	5.00%	Goldman Sachs Bank USA	March 2014	EUR	4,200	(451,053)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	EUR	6,582	$(2,761,583)
Masco Corp.	5.25%	Barclays Bank, Plc	March 2014	USD	7,000	(972,421)
Mohawk Industries, Inc.	3.95%	Barclays Bank, Plc	March 2014	USD	5,000	(446,580)
Edison International	7.10%	Credit Suisse International	March 2014	USD	3,000	181,407
JCPenney Co., Inc.	5.40%	Goldman Sachs Bank USA	March 2014	USD	5,000	(724,806)
Macy’s, Inc.	7.90%	Goldman Sachs Bank USA	March 2014	USD	5,000	(1,007,198)
Louisiana- Pacific Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2014	USD	3,000	(846,537)
Masco Corp.	4.70%	JPMorgan Chase Bank, N.A.	March 2014	USD	3,000	(349,121)
Pulte Homes, Inc.	1.00%	Barclays Bank, Plc	June 2014	USD	6,000	(51,056)
First Data Corp.	5.00%	Credit Suisse International	June 2014	USD	2,450	(333,505)
Centex Corp.	1.00%	Deutsche Bank AG	June 2014	USD	2,500	(97,118)
Lennar Corp.	5.75%	JPMorgan Chase Bank, N.A.	June 2014	USD	2,250	(313,277)
Standard Pacific Corp.	5.00%	JPMorgan Chase Bank, N.A.	June 2014	USD	4,950	(365,772)
Standard Pacific Corp.	5.00%	Credit Suisse International	September 2014	USD	3,600	(87,185)
Standard Pacific Corp.	5.00%	Credit Suisse International	September 2014	USD	1,790	(52,300)
Centex Corp.	1.00%	Deutsche Bank AG	September 2014	USD	1,750	(21,131)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	27

Schedule of Investments (continued)	High Yield Bond Portfolio

	Pay			Notional		Unrealized
	Fixed			Amount		Appreciation
Issuer	Rate	Counterparty	Expiration	(000)		(Depreciation)
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD	2,430	$(120,950)
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD	1,850	(92,654)
Limited Brands, Inc.	1.00%	JPMorgan Chase Bank, N.A.	September 2014	USD	6,550	(82,205)
Pulte Homes, Inc.	1.00%	JPMorgan Chase Bank, N.A.	September 2014	USD	3,500	25,833
Ladbrokes Plc	1.00%	Barclays Bank, Plc	December 2014	EUR	6,000	86,757
Meritage Homes Corp.	5.00%	Credit Suisse International	June 2015	USD	2,500	(298,874)
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank, N.A.	June 2016	USD	6,265	(249,173)

Total						$(11,280,098)

•	Credit default swaps on single-name issues—sold protection outstanding as of September 30, 2009 were as follows:

	Receive				Notional		Unrealized
	Fixed			Credit	Amount		Appreciation
Issuer	Rate	Counterparty	Expiration	Rating[1]	(000)[2]		(Depreciation)
The Goodyear Tire & Rubber Co.	3.75%	Citibank, N.A.	December 2009	B	USD	6,000	$47,860
Levi Strauss & Co.	4.74%	Citibank, N.A.	March 2010	B+	USD	6,000	(5,384)
Ford Motor Co.	5.10%	Bank of America, N.A.	December 2010	CC+	USD	7,500	(145,559)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank, N.A.	September 2014	BB-	USD	1,750	12,330

Total							$(90,753)

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes – buy protection outstanding as of September 30, 2009 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation

Dow Jones North America High Yield Index Series 13 Volume 1	5.00%	Credit Suisse International	December 2014	USD	60,000	$602,171

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	High Yield Portfolio

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments	$45,994,103	$—	$350,172	46,344,275
Corporate Bonds	—	$1,852,929,181	15,645,979	1,868,575,160
Floating Rate Loan Interests	—	123,838,266	128,989,939	252,828,205
Preferred Securities	—	105,820	1	105,821
Short-Term Securities	8,116,861	233,200	—	8,350,061
Warrants	—	—	18	18
Other Financial Instruments[3] :
Assets:	—	1,616,303	—	1,616,303
Liabilities:	—	(12,314,018)	—	(12,314,018)

Total	$54,110,964	$1,966,408,752	$144,986,109	$2,165,505,825

3	Other financial instruments are swaps, foreign currency exchange contracts and options. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Long-Term	Corporate	Floating Rate
	Investments	Bonds	Loan Interests	Total
Balance, as of September 30, 2008	$221,238	$49,888	$34,599,705	$34,870,831
Accrued discounts/premiums	—	35,952	715,788	751,740
Realized gain/loss	—	—	(2,679,541)	(2,679,541)
Change in unrealized appreciation/depreciation[4]	(2,117,427)	(8,982,903)	5,215,127	(5,885,203)
Net purchases/sales	2,246,361	15,803,208	12,263,563	30,313,132
Transfers in/out of Level 3	—	8,739,834	78,875,297	87,615,131

Balance, as of September 30, 2009	$350,172	$15,645,979	$128,989,939	$144,986,090

Preferred
	Stocks	Warrants	Total
Balance, as of September 30, 2008	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain/loss	—	—	—
Change in unrealized appreciation/depreciation[4]	$1	$18	$19
Net purchases/sales	—	—	—
Transfers in/out of Level 3	—	—	—

Balance, as of September 30, 2009	$1	$18	$19

4	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $(14,275,025), which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	29

Schedule of Investments September 30, 2009	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par
	(000)	Value
Asset-Backed Securities
American Express Issuance Trust, Series 2008-2, Class A, 4.02%, 1/18/11	$9,600	$9,699,867
AMRESCO Independence Funding, Inc., Series 1999-1, Class A, 1.75%, 7/15/26(a)(b)	1,928	1,214,207
Bear Stearns Asset Backed Securities Trust, Series 2007-HE3, Class 1A1, 0.37%, 4/25/37(b)	3,114	2,783,795
Business Loan Express, Series 1998-1, Class A, 2.25%, 1/15/25(a)(b)	517	281,840
Capital Auto Receivables Asset Trust, Series 2007-4A, Class A3A, 5.00%, 7/15/10	12,780	13,127,722
CarMax Auto Owner Trust, Series 2008-2, Class A3B, 1.64%, 10/15/12(b)	2,995	3,023,831
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 8/01/14	4,459	4,691,356
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16	3,965	4,043,793
Citigroup Mortgage Loan Trust, Inc.:
Series 2007-AMC3, Class A2A, 0.36%, 3/25/37(b)	3,859	2,903,090
Series 2007-AHL3, Class A3A, 0.31%, 5/25/37(b)	9,139	6,191,987
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%, 1/15/19	668	664,973
Series 1999-1, Class A5, 6.11%, 9/01/23	562	561,781
Series 1995-5, Class M1, 7.65%, 9/15/26(b)	359	352,241
Series 1996-8, Class A6, 7.60%, 10/15/27(b)	1,519	1,539,725
Countrywide Asset-Backed Certificates:
Series 2007-12, Class 2A1, 0.60%, 5/25/29(b)	4,413	4,035,135
Series 2005-17, Class 1AF2, 5.36%, 3/25/30	7,382	5,782,638
Series 2006-13, Class 1AF2, 5.88%, 1/25/37	2,935	2,687,318
Series 2007-4, Class A1A, 0.37%, 9/25/37(b)	4,756	4,321,466
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 3/08/13	11,025	11,553,747
Ford Credit Auto Owner Trust:
Series 2008-B, Class A2, 1.44%, 12/15/10(b)	164	164,059
Series 2006-A, Class A4, 5.07%, 12/15/10	4,378	4,417,099
Series 2009-D, Class A2, 1.21%, 1/15/12	4,090	4,064,672
Series 2009-A, Class A3B, 2.74%, 1/15/12(b)	18,615	19,173,923
Series 2006-C, Class A4B, 0.28%, 2/15/12(b)	11,000	10,969,508
Series 2008-A, Class A3A, 3.96%, 4/15/12	13,965	14,259,525
Series 2009-D, Class A3, 2.17%, 10/15/13	10,780	10,844,493
Series 2009-D, Class A4, 2.98%, 8/15/14	5,380	5,384,851
GSAA Trust, Series 2004-11, Class 2A2, 0.57%, 12/25/34(b)	2,686	1,377,190
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24(a)(b)	1,364	682,226
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.31%, 5/25/37(b)	3,221	2,952,107
Series 2007-2, Class 2A1, 0.36%, 7/25/37(b)	1,178	1,101,758
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24(a)(b)	349	258,807
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A2, 0.30%, 11/25/29(b)	7,145	6,188,896
Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A5, 7.03%, 3/15/12	659	678,363
MASTR Asset Backed Securities Trust, Series 2005-FRE1, Class A4, 0.50%, 10/25/35(b)	494	466,759
Morgan Stanley ABS Capital I:
Series 2007-HE2, Class A2A, 0.29%, 1/25/37(b)	2,473	2,281,021
Series 2007-HE6, Class A1, 0.31%, 5/25/37(b)	5,126	3,932,336
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3, 3.20%, 2/15/13	8,030	8,264,785
NovaStar Home Equity Loan, Series 2007-2, Class A2A 0.34%, 9/25/37(b)	2,648	2,470,106
PMC Capital LP, Series 1998-1, Class A, 2.25%, 4/01/21(a)(b)	1,388	902,510
PSE&G Transition Funding LLC, Series 2001-1, Class A5, 6.45%, 3/15/13	1,767	1,850,486
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(b)	15,855	16,114,817
Series 2008-5, Class A3, 1.80%, 1/25/18(b)	15,850	16,232,860
Series 2005-8, Class A2, 0.59%, 7/25/22(b)	8,580	8,529,872
Soundview Home Equity Loan Trust, Series 2007-OPT3, Class 2A1, 0.31%, 8/25/37(b)	3,030	2,850,839
Structured Asset Receivables Trust, Series 2003-1A, 1.00%, 1/21/10(a)(b)	2,253	2,185,160
SWB Loan-Backed Certificates:
Series 1997-1, Class A, 1.10%, 8/15/22(a)(b)	226	142,521
Series 1998-1, Class AV, 1.00%, 9/15/24(a)(b)	1,870	943,679
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.34%, 4/25/37(b)	4,218	3,952,075

Total Asset-Backed Securities — 20.9%		233,097,815

Corporate Bonds
Aerospace & Defense — 1.1%
General Dynamics Corp., 1.80%, 7/15/11	6,065	6,097,017
Northrop Grumman Systems Corp., 7.13%, 2/15/11	5,605	6,007,338

		12,104,355

Beverages — 0.2%
Bottling Group LLC, 6.95%, 3/15/14	1,845	2,150,259

Capital Markets — 1.3%
Credit Suisse USA, Inc., 6.13%, 11/15/11	4,437	4,789,675
The Goldman Sachs Group, Inc., 6.00%, 5/01/14	2,825	3,072,289
Morgan Stanley, 6.75%, 4/15/11	6,100	6,504,272

		14,366,236

Commercial Banks — 2.1%
Barclays Bank Plc, 5.45%, 9/12/12(c)	4,445	4,776,664
European Investment Bank, 3.13%, 6/04/14(c)	3,770	3,857,988
Fifth Third Bank, 4.20%, 2/23/10	6,750	6,803,858
North Fork Bancorp., Inc., 5.88%, 8/15/12	3,725	3,782,630

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par
	(000)	Value
Corporate Bonds
Commercial Banks (concluded)
Svenska Handelsbanken AB, 4.88%, 6/10/14(a)(c)	$4,050	4,236,640

		23,457,780

Computers & Peripherals — 1.3%
Hewlett-Packard Co., 2.25%, 5/27/11	14,645	14,918,466

Consumer Finance — 0.3%
Capital One Financial Corp., 5.70%, 9/15/11	3,800	3,969,890

Diversified Financial Services — 2.2%
Bank of America Corp., 5.38%, 8/15/11(d)	5,125	5,343,033
BP Capital Markets Plc, 3.13%, 3/10/12(c)	8,440	8,719,153
JPMorgan Chase & Co., 4.60%, 1/17/11(d)	10,000	10,304,710

		24,366,896

Diversified Telecommunication Services — 1.2%
France Telecom SA, 4.38%, 7/08/14(c)	4,125	4,324,176
Koninklijke KPN NV, 8.00%, 10/01/10(c)	1,185	1,258,382
Qwest Corp., 8.88%, 3/15/12	1,735	1,826,088
Telefonica Europe BV, 7.75%, 9/15/10(c)	2,325	2,459,371
TELUS Corp., 8.00%, 6/01/11	3,215	3,498,209

		13,366,226

Electric Utilities — 2.3%
Duke Energy Ohio, Inc., 5.70%, 9/15/12	3,010	3,278,603
EDP Finance BV, 5.38%, 11/02/12(a)(c)	2,150	2,316,262
Florida Power Corp., 6.65%, 7/15/11	9,915	10,723,172
FPL Group Capital, Inc., 5.63%, 9/01/11	1,888	2,022,278
PSEG Power LLC, 7.75%, 4/15/11	2,135	2,306,661
Rochester Gas & Electric Corp., 6.95%, 4/01/11	4,400	4,693,066

		25,340,042

Food & Staples Retailing — 0.7%
CVS Caremark Corp.:
0.66%, 6/01/10(b)	750	750,544
5.75%, 8/15/11	6,224	6,654,252

		7,404,796

Food Products — 0.6%
Kraft Foods, Inc.:
5.63%, 8/11/10	1,795	1,847,691
6.00%, 2/11/13	4,150	4,451,381

		6,299,072

Health Care Equipment & Supplies — 1.7%
CareFusion Corp., 4.13%, 8/01/12(a)	14,485	14,868,780
Hospira, Inc., 0.76%, 3/30/10(b)	3,745	3,735,941

		18,604,721

Health Care Providers & Services — 0.8%
Roche Holding, Inc., 4.50%, 3/01/12(a)	8,052	8,520,015

Insurance — 3.2%
The Allstate Corp., 6.20%, 5/16/14	3,525	3,888,628
Berkshire Hathaway Finance Corp., 4.00%, 4/15/12	9,635	10,101,161
Metropolitan Life Global Funding I:
2.20%, 6/10/11(a)(b)	6,975	6,963,624
2.88%, 9/17/12(a)	9,450	9,410,716
New York Life Global Funding, 4.65%, 5/09/13(a)	1,181	1,243,288
Prudential Financial, Inc., 3.63%, 9/17/12	4,040	4,064,931

		35,672,348

Machinery — 0.4%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14(c)	3,735	4,413,384

Media — 1.0%
Cox Communications, Inc., 7.75%, 11/01/10	5,330	5,640,153
Time Warner Cable, Inc., 5.40%, 7/02/12	5,000	5,342,605

		10,982,758

Oil, Gas & Consumable Fuels — 4.3%
Cenovus Energy, Inc., 4.50%, 9/15/14(a)(c)	5,500	5,619,669
Conoco Funding Co., 6.35%, 10/15/11(c)	4,000	4,383,188
Enterprise Products Operating LLC:
4.95%, 6/01/10	4,330	4,397,509
7.50%, 2/01/11	2,520	2,690,163
4.60%, 8/01/12	1,125	1,165,673
6.38%, 2/01/13	2,350	2,546,747
Shell International Finance BV, 4.00%, 3/21/14(c)	8,635	9,070,342
Southeast Supply Header LLC, 4.85%, 8/15/14(a)	3,955	4,026,724
StatoilHydro ASA, 3.88%, 4/15/14(c)	5,570	5,832,603
TEPPCO Partners LP, 6.13%, 2/01/13	4,295	4,612,955
XTO Energy, Inc., 5.00%, 8/01/10	3,810	3,926,689

		48,272,262

Pharmaceuticals — 1.5%
Covidien International Finance SA, 5.45%, 10/15/12	4,640	5,051,591
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13	2,060	2,213,126
Novartis Capital Corp., 4.13%, 2/10/14	4,800	5,068,550
Pfizer, Inc., 4.45%, 3/15/12	4,265	4,530,373

		16,863,640

Real Estate Investment Trusts (REITs) — 0.2%
AvalonBay Communities, Inc., 6.13%, 11/01/12	2,505	2,677,807

Road & Rail — 1.5%
Burlington Northern Santa Fe Corp.:
6.75%, 7/15/11	2,425	2,639,048
7.00%, 2/01/14	1,560	1,783,876
CSX Corp.:
6.75%, 3/15/11	8,335	8,920,425
6.30%, 3/15/12	3,045	3,304,449

		16,647,798

Thrifts & Mortgage Finance — 0.3%
Sovereign Bancorp, Inc., 0.52%, 3/23/10(b)	3,835	3,830,149

Tobacco — 0.4%
Altria Group, Inc., 7.75%, 2/06/14	3,810	4,342,390

Wireless Telecommunication Services — 3.5%
Cellco Partnership/Verizon Wireless Capital LLC:
3.75%, 5/20/11(a)	18,025	18,596,879
5.25%, 2/01/12(a)	10,335	11,035,992
New Cingular Wireless Services, Inc., 7.88%, 3/01/11	5,000	5,426,170
Vodafone Group Plc, 0.66%, 2/27/12(b)(c)	4,535	4,505,468

		39,564,509

Total Corporate Bonds — 32.1%		358,135,799

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	31

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par
	(000)	Value
Foreign Agency Obligations(c)
Australia & New Zealand Banking Group Ltd., 0.57%, 6/18/12(a)(b)	$6,235	$6,181,797
Dexia Credit Local, 2.38%, 9/23/11(a)	7,335	7,435,299
Eksportfinans ASA, 5.00%, 2/14/12	4,525	4,855,054
Export Development Canada, 2.38%, 3/19/12	5,625	5,745,943
FIH Erhvervsbank A/S, 2.45%, 8/17/12(a)	1,880	1,901,597
Kreditanstalt fuer Wiederaufbau, 3.50%, 3/10/14	6,435	6,694,980
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13	5,215	5,495,384
LeasePlan Corp. NV, 3.00%, 5/07/12(a)	4,825	4,935,652
Lloyds TSB Bank Plc, 2.80%, 4/02/12(a)	8,460	8,652,744
Macquarie Bank Ltd., 4.10%, 12/17/13(a)	13,625	14,338,950
The Royal Bank of Scotland Plc, 2.63%, 5/11/12(a)	3,675	3,729,600
Société Financement de l’Economie Francaise:
2.38%, 3/26/12(a)	4,690	4,760,998
2.38%, 3/26/12	9,615	9,774,936
Suncorp-Metway Ltd., 0.67%, 12/17/10(a)(b)	9,550	9,575,737

Total Foreign Agency Obligations — 8.4%		94,078,671

Foreign Government Obligations(c)
Canada — 1.1%
Province of Ontario Canada:
0.88%, 5/22/12(b)	5,865	5,927,204
4.10%, 6/16/14	6,385	6,750,637

Total Foreign Government Obligations — 1.1%		12,677,841

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.7%
American Home Mortgage Assets, Series 2005-1, Class 3A11, 0.52%, 11/25/35(b)	3,188	1,759,995
Banc of America Funding Corp., Series 2006-7, Class 1A1, 0.70%, 9/25/36(b)	7,713	5,097,625
Banc of America Mortgage Securities, Inc., Series 2003-J, Class 2A1, 5.24%, 11/25/33(b)	1,624	1,496,994
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.94%, 10/25/34(b)	2,699	2,170,968
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.99%, 11/25/34(b)	3,071	2,108,757
Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1, 0.60%, 1/25/35(b)	2,386	1,443,143
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 1A5A, 5.80%, 7/25/36(b)	11,094	8,616,437
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 2A3, 5.50%, 7/25/35	5,855	5,380,606
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.79%, 2/25/35(b)	1,334	838,235
CS First Boston Mortgage Securities Corp., Series 2003-AR2, Class 3A1, 5.22%, 2/25/33(b)	7,046	6,592,411
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 1A1, 4.51%, 2/25/35(b)	769	713,689
GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 0.60%, 3/20/23(a)(b)	351	306,937
GSR Mortgage Loan Trust:
Series 2004-9, Class 3A1, 3.67%, 8/25/34(b)	4,897	4,297,228
Series 2005-AR6, Class 1A1, 3.72%, 9/25/35(b)	7,583	6,501,089
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1, 4.28%, 7/25/35(b)	8,752	7,688,915
Lanark Master Issuer Plc, Series 2007-1X, Class 2A1, 0.51%, 12/22/54(b)(c)	3,096	3,077,039
Mortgage IT Trust, Series 2004-1, Class A1, 0.64%, 11/25/34(b)	5,373	3,304,958
Permanent Master Issuer Plc, Series 2007-1, Class 2A1, 0.56%, 1/15/16(b)(c)	8,540	8,493,628
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.55%, 5/25/35(b)	4,092	2,622,330
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-3AC, Class A2, 3.26%, 3/25/34(b)	6,117	5,459,461
Series 2004-13, Class A2, 0.55%, 9/25/34(b)	1,419	1,022,486
Thornburg Mortgage Securities Trust:
Series 2007-1, Class A3A, 0.35%, 3/25/37(b)	3,988	3,815,726
Series 2006-6, Class A1, 0.36%, 11/25/46(b)	10,864	10,055,913
WaMu Mortgage Pass-Through Certificates:
Series 2005-AR4, Class A3, 4.59%, 4/25/35(b)	470	467,188
Series 2005-AR12, Class 1A6, 4.82%, 10/25/35(b)	11,500	7,238,083
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 3.96%, 11/25/30(b)	333	290,179
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A1, 5.24%, 4/25/36(b)	10,185	7,833,250

		108,693,270

Commercial Mortgage-Backed Securities — 12.6%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB, 5.32%, 2/11/44(e)	14,150	13,482,707
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AAB, 5.57%, 1/15/46(b)	3,200	3,149,523
Commercial Capital Access One, Inc., Series 3A, Class A2, 6.62%, 11/15/28(a)(b)	3,028	3,026,528
Commercial Mortgage Pass-Through Certificates:
Series 2000-C1, Class A2, 7.42%, 4/15/10(b)	4,667	4,727,338
Series 2003-LB1A, Class A1, 3.25%, 6/10/38	4,079	4,074,845
CS First Boston Mortgage Securities Corp.:
Series 2001-CK1, Class A3, 6.38%, 12/18/10	4,011	4,150,416
Series 2001-CF2, Class A4, 6.51%, 1/15/11	2,866	2,952,849
Series 2001-CK6, Class A3, 6.39%, 8/15/36	8,183	8,561,190
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B, 7.18%, 11/10/33	7,010	7,217,354
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A2, 5.00%, 12/10/37	2,475	2,554,952
GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class B, 7.59%, 8/16/33(b)	2,875	2,959,171
GS Mortgage Securities Corp. II, Series 2004-C1, Class A2, 4.32%, 10/10/28	2,635	2,663,661

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par
	(000)	Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-FL1A, Class A2, 0.42%, 4/16/19(a)(b)	$36	$35,596
Series 2005-LDP5, Class A4, 5.34%, 12/15/44(b)(e)	19,525	19,132,514
LB-UBS Commercial Mortgage Trust:
Series 2000-C3, Class A2, 7.95%, 5/15/25(b)	6,841	6,895,125
Series 2002-C1, Class A3, 6.23%, 3/15/26	1,279	1,286,277
Morgan Stanley Capital I, Series 2001-TOP1, Class A4, 6.66%, 2/15/33	4,512	4,667,246
PNC Mortgage Acceptance Corp.:
Series 2000-C2, Class A2, 7.30%, 9/12/10(f)	17,836	18,410,604
Series 2001-C1, Class A2, 6.36%, 3/12/11(f)	3,050	3,168,351
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1, 5.67%, 8/15/39(b)	7,708	7,922,308
Wachovia Bank Commercial Mortgage Trust:
Series 2002-C1, Class A4, 6.29%, 4/15/34	14,500	15,319,530
Series 2003-C3, Class A1, 4.04%, 2/15/35	4,598	4,652,282

		141,010,367

Interest Only Collateralized Mortgage Obligations — 0.1%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 2.06%, 5/25/36(a)(b)	37,789	1,171,352

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Capco America Securitization Corp.,
Series 1998-D7, Class PS1, 2.50%, 10/15/30(a)(b)	3,273	21,966
GS Mortgage Securities Corp. II,
Series 2003-C1, Class X2, 0.97%, 1/10/40(a)(b)	133,564	476,902
LB-UBS Commercial Mortgage Trust:
Series 2003-C3, Class XCP, 1.22%, 2/15/37(a)(b)	22,096	144,801
Series 2003-C5, Class XCP, 0.74%, 4/15/37(a)(b)	66,729	325,046
Mortgage Capital Funding, Inc., Series 1998-MC1, Class X, 1.62%, 3/18/30(b)	328	13

		968,728

Total Non-Agency Mortgage-Backed Securities — 22.5%		251,843,717

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%, 9/25/22(g)	5	4,460

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University, 3.63%, 5/01/14	1,650	1,708,014
State of California Various Purposes GO, 5.65%, 4/01/39	7,225	7,679,742

Total Taxable Municipal Bonds — 0.8%		9,387,756

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.1%
Fannie Mae:
6.25%, 2/01/11	2,914	3,086,025
2.00%, 2/11/11	7,115	7,151,351
5.25%, 8/01/12	15,315	16,367,600
Federal Home Loan Bank:
5.38%, 6/13/14	3,405	3,815,500
5.25%, 9/12/14	3,405	3,829,712

		34,250,188

Collateralized Mortgage Obligations — 1.1%
Fannie Mae:
Series 2006-M2, Class A1A, 4.86%, 8/25/16(b)	5,394	5,663,762
Series 1997-20, Class FB, 2.11%, 3/25/27(b)	1,213	1,226,715
Series 2006-53, Class WA, 6.00%, 5/25/28	3,244	3,358,339
Series 2002-T6, Class A1, 3.31%, 2/25/32	1,124	1,058,895
Freddie Mac, Series 1165, Class LD, 7.00%, 11/15/21	860	930,516

		12,238,227

Federal Deposit Insurance Corporation Guaranteed — 3.9%
Citigroup Funding, Inc.:
1.38%, 5/05/11	8,395	8,449,954
2.25%, 12/10/12	4,430	4,489,645
General Electric Capital Corp.:
1.80%, 3/11/11	10,435	10,564,623
2.63%, 12/28/12	5,875	6,019,237
JPMorgan Chase & Co., 2.20%, 6/15/12	5,380	5,472,052
Morgan Stanley, 2.25%, 3/13/12	8,100	8,248,214

		43,243,725

Mortgage-Backed Securities — 6.1%
Fannie Mae Mortgage-Backed Securities:
4.54%, 4/01/14	5,571	5,867,467
7.00%, 3/01/15-11/01/17	1,645	1,777,058
7.50%, 4/01/15-8/01/16	988	1,071,151
6.00%, 2/01/17	72	77,853
3.10%, 12/01/18(b)	460	460,314
5.50%, 12/01/18-10/01/21	18,932	20,186,055
5.00%, 4/01/21	47	49,366
6.50%, 4/01/21	3,242	3,484,948
4.41%, 12/01/21(b)	78	79,323
6.00%, 12/01/21(b)	194	199,919
5.50%, 10/01/24(h)	16,000	16,915,000
3.93%, 12/01/30 (b)	231	235,148
6.90%, 12/01/31(b)	305	321,651
5.22%, 9/01/32(b)	407	413,023
3.75%, 1/01/33(b)	1,235	1,266,216
2.86%, 7/01/33(b)	266	267,158
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/10	1,334	1,348,791
7.67%, 5/01/15(b)	127	129,622
7.00%, 11/01/15-12/01/16	546	586,756
4.33%, 1/01/16(b)	37	37,609
6.50%, 6/01/16-1/01/19	2,846	3,055,849
3.93%, 1/01/19(b)	214	216,340
3.63%, 9/01/19(b)	255	257,963

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	33

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par
	(000)	Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities (concluded)
3.05%, 3/01/20(b)	$246	$247,032
3.55%, 6/01/20(b)	1,368	1,380,757
3.73%, 10/01/23(b)	223	226,946
3.61%, 8/01/31(b)	146	146,634
3.51%, 8/01/32(b)	375	384,104
3.00%, 7/01/34(b)	767	788,204
3.72%, 7/01/34(b)	324	332,843
5.87%, 5/01/37(b)	6,443	6,801,827
Ginnie Mae Mortgage-Backed Securities, 6.00%, 2/15/11	8	8,381

		68,621,308

Total U.S. Government Sponsored Agency Securities — 14.2%		158,353,448

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Notes, 4.25%, 1/15/10(i)	10,250	13,243,517
U.S. Treasury Notes:
2.00%, 9/30/10(i)(j)	89,394	90,780,322
1.38%, 9/15/12(j)	25,360	25,316,406
2.38%, 9/30/14	1,130	1,132,916

Total U.S. Treasury Obligations — 11.7%		130,473,161

Total Long-Term Investments (Cost — $1,259,378,211) — 111.7%		1,248,052,668

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(f)(k) (Cost — $2,221,918) — 0.2%	2,221,918	2,221,918

	Contracts(l)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.970% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, N.A.	8,160	742,685
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Barclays Bank, Plc	2,190	11,106

Total Options Purchased (Cost — $462,660) — 0.0%		753,791

Total Investments Before Outstanding Options Written (Cost — $1,262,062,789*) — 111.9%		1,251,028,377

Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	10,000	$(4,170,854)
Pay a fixed rate of 4.340% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Credit Suisse International	4,210	(2,955,623)

		(7,126,477)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Credit Suisse International	7,200	(155,616)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG	5,310	(127,481)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Barclays Bank, Plc	3,380	(165,377)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	10,000	(2,633,548)
Receive a fixed rate of 4.340% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Credit Suisse International	4,210	(1,165,732)

		(4,247,754)

Total Options Written (Premiums Received — $ 12,263,784) — (1.0)%		(11,374,231)

Total Investments Net of Outstanding Options Written — 110.9%		1,239,654,146
Liabilities in Excess of Other Assets — (10.9)%		(122,054,147)

Net Assets — 100.0%		$1,117,599,999

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,262,111,056

Gross unrealized appreciation	$26,539,432
Gross unrealized depreciation	(37,622,111)

Net unrealized depreciation	$(11,082,679)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(e)	Security held as collateral in connection with TALF program.

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

See Notes to Financial Statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Low Duration Bond Portfolio

	Purchase
Affiliate	Cost		Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$2,221,918	*	$24,225
PNC Mortgage Acceptance Corp. Series 2000-C2	$—		$1,340,615
PNC Mortgage Acceptance Corp. Series 2001-C1	$3,121,484		$64,121

*	Represents net purchase cost.

(g)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

	Sales	Interest
Affiliate	Cost	Income
Federal Housing Authority, Merrill Lynch Project, Pool 42	$61	$83
Merrill Lynch Mortgage Investors, Inc. Series 1999-A, Class A	$18,249	$4,814
Merrill Lynch Mortgage Investors, Inc. Series 2004-A4, Class A2	$382,709	$93,559
Merrill Lynch Mortgage Investors, Inc. Series 2005-A5, Class A3	—	$107,764

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

	Market	Unrealized
Counterparty	Value	Appreciation
Goldman Sachs Bank USA	$16,915,000	$60,750

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	Represents the current yield as of report date.

(l)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of September 30, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Bank of America, N.A.	0.18%	9/03/09	Open	$51,256,919	$51,250,000
Barclays Bank, Plc	0.20%	9/11/09	Open	$22,377,049	22,374,688
Bank of America, N.A.	0.20%	9/17/09	Open	$14,351,036	14,350,000
Bank of America, N.A.	0.20%	9/17/09	Open	$16,980,901	16,979,675

Total					$104,954,363

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,103,288	GBP	675,000	Citibank, N.A.	10/28/09	$24,675

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

			Expiration	Face	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation
477	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$103,494,094	$122,565
324	U.S. Treasury Notes (10 Year)	Chicago	December 2009	$38,338,313	368,174
82	Euro-Bobl	Eurex	December 2009	$13,865,459	76,983
185	Euro Dollar Futures	Chicago	March 2010	$45,960,938	9,829

Total					$577,551

•	Financial futures contracts sold as of September 30, 2009 were as follows:

			Expiration	Face	Unrealized
Contracts	Issue	Exchange	Date	Value	Depreciation
404	U.S. Treasury Notes (5 Year)	Chicago	December 2009	$46,901,875	$(513,320)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.62%(a)	3-month LIBOR	Deutsche Bank AG	March 2011	USD	6,000	$66,008
3.95%(a)	3-month Australian Bank Bill Rate	Citibank, N.A.	May 2011	AUD	19,465	(218,256)
4.02%(a)	3-month Australian Bank Bill Rate	Citibank, N.A.	May 2011	AUD	58,350	(620,290)
1.42%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2011	USD	35,800	(395,594)
1.26%(b)	3-month LIBOR	Goldman Sachs Bank USA	May 2011	USD	20,200	(146,290)
1.34%(a)	3-month LIBOR	Deutsche Bank AG	May 2011	USD	94,200	801,555
1.58%(a)	3-Month LIBOR	JPMorgan Chase Bank, N.A.	August 2011	USD	58,000	500,321

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	35

Schedule of Investments (concluded)	Low Duration Bond Portfolio

					Notional	Unrealized
Fixed Rate	Floating				Amount	Appreciation
	Rate	Counterparty	Expiration		(000)	(Depreciation)
1.98%(b)	3-month LIBOR	Deutsche Bank AG	September 2012	USD	12,500	$(41,719)

Total						$(54,265)

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$229,069,112	$4,028,703	$233,097,815
Corporate Bonds	—	358,135,799	—	358,135,799
Foreign Agency Obligations	—	94,078,671	—	94,078,671
Foreign Government Obligations	—	12,677,841	—	12,677,841
Non-Agency Mortgage-Backed Securities	—	243,350,089	8,493,628	251,843,717
Project Loans	—	—	4,460	4,460
Taxable Municipal Bonds	—	$9,387,756	—	$9,387,756
U.S. Government Sponsored Agency Securities	—	158,353,448	—	158,353,448
U.S. Treasury Obligations	—	130,473,161	—	130,473,161
Short-Term Securities	$2,221,918	—	—	2,221,918
Other Financial Instruments[1] :
Assets:	577,551	2,146,350	—	2,723,901
Liabilities:	(513,320)	(11,957,834)	(27,668,086)	(40,139,239)

Total	$2,286,149	$1,225,714,393	$(15,141,295)	$1,212,859,248

1	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options and TALF loans. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options and TALF loans are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities		Other
			Project	Financial
			Loans	Instruments[2]	Total
Balance, as of September 30, 2008	—	—	—	$679,051 $	679,051
Accrued discounts/premiums	$676	$9,892	$(14)	—	10,554
Realized gain/loss	(821)	—	5	1,390,553	1,389,737
Change in unrealized appreciation/depreciation[3]	887,501	435,896	11	(2,908,151)	(1,584,743)
Net purchases/sales	(2,628,557)	—	(125)	(26,829,539)	(29,458,221)
Transfers in/out of Level 3	5,769,904	8,047,840	4,583	—	13,822,327

Balance, as of September 30, 2009	$4,028,703	$8,493,628	$4,460	$(27,668,086)	$(15,141,295)

2	Other financial instruments are swaps and TALF loans.

3	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $484,862, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Total Return Portfolio II
(Percentages shown are based on Net Assets)

		Par
		(000)	Value
Asset-Backed Securities
American Express Issuance Trust, Series 2008-2, Class A, 4.02%, 1/18/11	USD	22,695	$22,931,092
Bank of America Auto Trust, Series 2009-2A, Class A2, 1.16%, 2/15/12(a)		16,280	16,289,249
Chase Issuance Trust, Series 2009-A7, Class A7, 0.69%, 9/17/12(b)		23,580	23,581,813
Countrywide Asset-Backed Certificates, Series 2004-14, Class A4, 0.53%, 6/25/35(b)		926	853,539
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B, 2.74%, 1/15/12(b)		45,135	46,490,196
GSAA Trust:
Series 2006-5, Class 2A1, 0.32%, 3/25/36(b)		6,479	4,191,417
Series 2006-9, Class A1, 0.30%, 6/25/36(b)		6	5,741
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.36%, 7/25/37(b)		5,541	5,183,704
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.61%, 11/25/35(b)		8,405	2,278,541
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A, 5.55%, 12/10/65(a)		18,935	6,627,250
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, 7/15/11		13,500	13,670,653
Option One Mortgage Loan Trust, Series 2007-5, Class 2A1, 0.34%, 5/25/37(b)		7,265	6,931,288
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(b)		28,330	28,794,247
Series 2008-5, Class A3, 1.80%, 1/25/18(b)		7,130	7,302,227
Series 2005-4, Class A2, 0.58%, 4/26/21(b)		6,290	6,234,807
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		19,360	20,055,398
Small Business Administration, Series 2003-10A, Class 1, 4.63%, 3/10/13		4,137	4,270,849
Structured Asset Receivables Trust Certificates, Series 2003-2A, 0.90%, 1/21/10(a)(b)		4	4,414

Total Asset-Backed Securities — 8.8%			215,696,425

		Shares
Preferred Securities
Capital Trusts
Commercial Banks — 0.0%
Wachovia Capital Trust III, 5.80%(b)(c)		1,680	1,159,200

Diversified Financial Services — 0.8%
General Electric Capital Corp., 6.38%, 11/15/67(b)		6,110	5,056,025
Goldman Sachs Capital II, 5.79%(b)(c)		1,925	1,386,000
JPMorgan Chase & Co., 7.90%(b)(c)		8,915	8,559,915
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		2,480	2,495,788
Lehman Brothers Holdings Capital Trust VII, 5.86%(b)(c)(d)		1,270	127
ZFS Finance USA Trust I, 6.50%, 5/09/37(a)(b)		1,103	893,430

			18,391,285

Insurance — 1.1%
The Allstate Corp., 6.13%, 5/15/37(b)		2,755	2,231,550
Chubb Corp., 6.38%, 3/29/67(b)		6,675	6,007,500
Lincoln National Corp., 6.05%, 4/20/67(b)		3,075	2,075,625
MetLife, Inc., 6.40%, 12/15/36		6,525	5,513,625
The Progressive Corp., 6.70%, 6/15/37(b)		5,535	4,758,428
The Travelers Cos., Inc., 6.25%, 3/15/37(b)		7,750	6,814,002

			27,400,730

Total Capital Trusts — 1.9%			46,951,215

Preferred Stocks
Diversified Telecommunication Services — 0.0%
Centaur Funding Corp., 9.08%, 4/21/20(a)		205	205,128

Total Preferred Securities — 1.9%			47,156,343

		Par (000)
Corporate Bonds
Capital Markets — 2.0%
The Goldman Sachs Group, Inc., 5.25%, 10/15/13(e)		6,645	7,054,432
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17(d)		9,575	957
Morgan Stanley:
5.05%, 1/21/11		2,640	2,730,803
6.75%, 4/15/11		2,250	2,399,117
0.79%, 1/09/12(b)(e)		31,290	30,453,243
5.63%, 1/09/12		250	264,900
6.25%, 8/28/17		115	119,699
5.63%, 9/23/19		5,025	4,941,077

			47,964,228

Commercial Banks — 0.5%
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17(e)		11,975	12,577,845

Consumer Finance — 0.3%
SLM Corp.:
0.66%, 7/26/10(b)		3,085	2,930,691
0.80%, 1/27/14(b)		6,750	4,259,048

			7,189,739

Diversified Financial Services — 2.0%
Bank of America Corp., 5.63%, 10/14/16(e)(f)		6,275	6,338,647
The Bear Stearns Cos. LLC, 0.91%, 7/19/10(b)		4,220	4,230,343
BP Capital Markets Plc, 3.13%, 3/10/12(g)		10,220	10,558,027
General Electric Capital Corp., 5.00%, 12/01/10(e)		26,435	27,324,009
Osprey Trust/Osprey I, Inc., 7.80%, 1/15/49(a)(d)		2,375	1,485
Pemex Finance Ltd., 9.03%, 2/15/11(g)		510	533,937

			48,986,448

Diversified Telecommunication Services — 2.0%
AT&T, Inc.:
6.50%, 9/01/37(f)		10,150	10,906,246
6.55%, 2/15/39		3,300	3,597,799
Deutsche Telekom International Finance BV, 8.75%, 6/15/30(g)		20	25,900
France Telecom SA, 7.75%, 3/01/11(g)		600	649,665
GTE Corp., 6.94%, 4/15/28		475	510,714
Telecom Italia Capital SA:
5.25%, 11/15/13(g)		285	299,804
5.25%, 10/01/15(g)		3,700	3,830,503
Telefonica Emisiones SAU:
4.95%, 1/15/15(g)		4,525	4,800,156
6.42%, 6/20/16(g)		2,475	2,779,591
Telefonica Europe BV, 7.75%, 9/15/10(g)		1,970	2,083,854
See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	37

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets

		Par
		(000)	Value
Corporate Bonds
Diversified Telecommunication Services — 0.0%
Verizon Communications, Inc., 8.75%, 11/01/18	USD	13,650	$17,052,263
Verizon Maryland, Inc., 5.13%, 6/15/33		650	553,125
Verizon New England, Inc., 7.88%, 11/15/29		1,355	1,537,647

			48,627,267

Electric Utilities — 1.2%
The Detroit Edison Co.:
6.13%, 10/01/10		210	220,692
6.35%, 10/15/32		5	5,587
Dominion Resources, Inc., 6.25%, 6/30/12		60	65,189
EDP Finance BV, 6.00%, 2/02/18(a)(g)		7,725	8,349,474
Florida Power & Light Co., 4.95%, 6/01/35		2,275	2,268,621
Florida Power Corp.:
5.90%, 3/01/33		605	670,792
6.40%, 6/15/38		2,650	3,134,918
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		4,625	4,878,399
PacifiCorp, 6.25%, 10/15/37		3,975	4,587,818
Scottish Power Ltd., 4.91%, 3/15/10(g)		3,200	3,258,243
Southern California Edison Co., 5.95%, 2/01/38		2,000	2,269,792
Tenaska Alabama II Partners LP, 6.13%, 3/30/23(a)		121	110,698

			29,820,223

Food Products — 0.5%
Kraft Foods, Inc., 6.50%, 8/11/17		10,140	10,968,925

Insurance — 2.0%
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12		3,290	3,522,422
Hartford Life Global Funding Trusts, 0.48%, 6/16/14(b)		7,700	5,733,235
MetLife, Inc., 6.38%, 6/15/34		900	983,526
Metropolitan Life Global Funding I, 5.13%, 4/10/13(a)		13,600	14,100,861
Monumental Global Funding Ltd., 0.42%, 6/16/10(a)(b)(g)		16,090	15,663,477
Prudential Financial, Inc., 4.75%, 9/17/15		8,480	8,420,504

			48,424,025

Media — 1.5%
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13		2,755	3,199,797
Comcast Cable Holdings LLC:
9.80%, 2/01/12		260	299,462
7.88%, 8/01/13		315	357,482
Comcast Corp.:
6.50%, 1/15/17		3,800	4,170,758
7.05%, 3/15/33		1,350	1,530,988
6.95%, 8/15/37		2,460	2,745,758
Cox Communications, Inc., 8.38%, 3/01/39(a)		5,200	6,414,590
Historic TW, Inc.:
9.13%, 1/15/13		605	702,536
8.05%, 1/15/16		70	76,416
News America Holdings, Inc.:
7.75%, 1/20/24		1,285	1,351,434
8.50%, 2/23/25		1,920	2,122,247
8.45%, 8/01/34		840	908,140
7.75%, 12/01/45		110	117,062
8.25%, 10/17/96		45	46,694
News America, Inc.:
7.13%, 4/08/28		1,175	1,208,110
7.63%, 11/30/28		2,010	2,084,635
6.75%, 1/09/38		30	31,483
TCI Communications, Inc., 7.88%, 2/15/26		2,540	2,973,205
Time Warner Cable, Inc., 6.20%, 7/01/13	USD	5,440	5,926,320
Time Warner, Inc., 6.75%, 4/15/11		1,080	1,154,265

			37,421,382

Oil, Gas & Consumable Fuels — 2.0%
Atlantic Richfield Co., 9.13%, 3/01/11		4,960	5,486,043
Canadian Natural Resources Ltd., 6.50%, 2/15/37(g)		3,810	4,213,071
Cenovus Energy, Inc., 6.75%, 11/15/39(a)(g)		4,000	4,310,132
CenterPoint Energy Resources Corp.:
7.88%, 4/01/13		270	304,035
6.15%, 5/01/16		2,100	2,185,006
ConocoPhillips, 4.60%, 1/15/15(e)		13,085	13,965,542
Devon Financing Corp. ULC, 7.88%, 9/30/31(g)		925	1,145,750
Enterprise Products Operating LLC, 6.13%, 10/15/39		3,400	3,435,190
Shell International Finance BV, 4.00%, 3/21/14(g)		11,775	12,368,649
XTO Energy, Inc., 6.75%, 8/01/37		2,070	2,302,734

			49,716,152

Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co., 6.88%, 8/01/97		559	650,753
Eli Lilly & Co., 3.55%, 3/06/12		4,880	5,110,385
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(e)		7,225	7,762,056
Merck & Co., Inc.:
4.00%, 6/30/15		8,145	8,558,253
6.40%, 3/01/28		1,000	1,169,991
Pfizer, Inc., 5.35%, 3/15/15(e)		15,960	17,672,620
Roche Holding, Inc.:
2.39%, 2/25/11(a)(b)		2,365	2,429,191
5.00%, 3/01/14(a)		10,750	11,621,567
Wyeth, 5.50%, 2/15/16		75	81,840

			55,056,656

Road & Rail — 0.1%
Union Pacific Corp., 7.13%, 2/01/28		2,000	2,296,424

Software — 0.2%
Oracle Corp.:
5.25%, 1/15/16		50	54,393
5.75%, 4/15/18(e)		4,690	5,167,630

			5,222,023

Thrifts & Mortgage Finance — 0.0%
Nationwide Building Society, 4.25%, 2/01/10(a)(g)		675	675,624

Tobacco — 0.3%
Philip Morris International, Inc.:
6.88%, 3/17/14		4,150	4,740,811
5.65%, 5/16/18		2,500	2,661,040

			7,401,851

Wireless Telecommunication Services — 1.6%
Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11(a)		22,445	23,157,113
Vodafone Group Plc:
7.75%, 2/15/10(g)		3,055	3,131,378
4.15%, 6/10/14(g)		11,790	12,107,469

			38,395,960

Total Corporate Bonds — 18.4%			450,744,772

See Notes to Financial Statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets

		Par
		(000)	Value
Foreign Agency Obligations(g)
Eksportfinans ASA, 5.50%, 5/25/16	USD	7,150	$7,723,237
Japan Finance Corp., 2.00%, 6/24/11		6,510	6,593,217
Korea Electric Power Corp., 5.13%, 4/23/34(a)		75	77,782
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		2,925	3,187,527
4.38%, 1/15/13		1,975	2,096,368
4.13%, 7/15/13		850	895,700
4.00%, 2/02/15		2,170	2,257,477
The Royal Bank of Scotland Plc, 2.63%, 5/11/12(a)		2,210	2,242,834

Total Foreign Agency Obligations — 1.0%			25,074,142

Foreign Government Obligations
Canada — 0.4%
Province of Ontario Canada, 4.10%, 6/16/14(g)		9,120	9,642,257

Israel — 0.5%
Israel Government AID Bond:
5.50%, 4/26/24(g)		5,475	5,897,451
5.50%, 9/18/33(g)		6,735	7,202,934

			13,100,385

Mexico — 0.0%
Mexico Government International Bond:
5.63%, 1/15/17(g)		720	747,360
7.50%, 4/08/33(g)		440	522,500

			1,269,860

United Kingdom — 0.3%
United Kingdom Treasury Bonds, 4.25%, 12/07/49	GBP	3,855	6,370,682

Total Foreign Government Obligations — 1.2%			30,383,184

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.2%
Banc of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.00%, 7/25/19	USD	5,978	5,669,791
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 3A1, 5.37%, 8/25/35(b)		38,537	32,322,036
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.00%, 10/25/37		21,531	16,256,184
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		17,821	16,128,275
Series 2005-20CB, Class 3A3, 5.50%, 7/25/35		3,700	3,307,286
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-56, Class 4A1, 4.90%, 12/25/33(b)		16,163	15,557,019
Series 2007-J3, Class A10, 6.00%, 7/25/37		14,858	12,726,199
Series 2007-16, Class A1, 6.50%, 10/25/37		8,372	6,854,924
Series 2006-OA5, Class 2A1, 0.45%, 4/25/46(b)		3,555	1,688,457
Series 2006-OA5, Class 3A1, 0.45%, 4/25/46(b)		6,566	3,064,513
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/21		4,239	2,819,030
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.50%, 8/25/35(b)		3,193	2,887,586
Homebanc Mortgage Trust:
Series 2005-4, Class A1, 0.52%, 10/25/35(b)		7,191	4,355,560
Series 2006-2, Class A1, 0.43%, 12/25/36(b)		7,908	3,820,426
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,649	1,397,168
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		1,977	1,808,928
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1, 0.47%, 2/25/46(b)		5,022	2,325,785
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-19XS, Class 1A1, 0.57%, 10/25/35(b)		5,583	3,006,795
Series 2007-3, Class 2A1, 5.73%, 4/25/47(b)		21,269	14,580,940
WaMu Mortgage Pass-Through Certificates:
Series 2007-OA4, Class 1A, 1.67%, 5/25/47(b)		4,216	2,201,882
Series 2007-OA5, Class 1A, 1.65%, 6/25/47(b)		3,656	1,965,552
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.11%, 9/25/35(b)		28,298	25,876,020
Series 2006-AR2, Class 2A5, 5.03%, 3/25/36(b)		190	141,562
Series 2006-AR3, Class A4, 5.71%, 3/25/36(b)		23,196	17,263,620
Series 2006-AR12, Class 2A1, 6.10%, 9/25/36(b)		5,406	4,267,771
Series 2006-AR17, Class A1, 5.33%, 10/25/36(b)		8,390	6,352,179
Series 2006-AR18, Class 2A1, 5.72%, 11/25/36(b)		23,239	16,725,456

			225,370,944

Commercial Mortgage-Backed Securities — 16.9%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/36		10,258	10,612,057
Series 2005-1, Class A4, 5.14%, 11/10/42(b)		13,880	13,927,715
Series 2002-2, Class A3, 5.12%, 7/11/43		22,670	23,445,180
Series 2005-4, Class A5A, 4.93%, 7/10/45		13,781	12,856,923
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, 4.83%, 11/11/41		4,540	4,460,328
Chase Commercial Mortgage Securities Corp.:
Series 1999-2, Class A2, 7.20%, 1/15/32		2,449	2,447,036
Series 2000-3, Class A2, 7.32%, 10/15/32		5,022	5,191,952
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37(b)		8,540	8,390,781
DLJ Commercial Mortgage Corp.:
Series 1998-CG1, Class B1, 6.91%, 6/10/31(b)		4,063	4,062,200
Series 2000-CKP1, Class A1B, 7.18%, 11/10/33		14,360	14,785,382
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2, 7.20%, 10/15/32		8,468	8,728,437

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	39

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets

		Par
		(000)	Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (continued)
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35	USD	14,170	$15,028,515
Series 2002-2A, Class A3, 5.35%, 8/11/36		16,200	16,752,205
Series 2007-C1, Class A2, 5.42%, 12/10/49(h)		18,000	17,749,642
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(b)		8,332	8,542,437
Series 2000-C1, Class A2, 7.72%, 3/15/33(b)		5,333	5,354,517
Series 2001-C1, Class A2, 6.47%, 4/15/34		15,772	16,345,757
Series 2000-C3, Class A2, 6.96%, 9/15/35		18,325	19,048,183
Series 2003-C3, Class A3, 4.65%, 4/10/40		1,840	1,878,844
Series 2003-C2, Class A2, 5.67%, 5/10/40(b)		18,085	18,864,362
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4, 4.76%, 6/10/36		5,255	5,293,263
GS Mortgage Securities Corp. II:
Series 2004-GG2, Class A6, 5.40%, 8/10/38(b)		640	620,339
Series 2007-GG10, Class A2, 5.78%, 8/10/45(b)(h)		27,535	27,621,419
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35		14,370	15,132,485
Series 2001-CIB3, Class A3, 6.47%, 11/15/35		16,870	17,735,610
Series 2004-CB8, Class A1A, 4.16%, 1/12/39(a)		7,767	7,211,152
Series 2007-LD11, Class A2, 5.99%, 6/15/49(b)		8,025	8,045,608
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4, 5.24%, 11/12/35(b)(i)		7,100	7,200,873
Morgan Stanley Capital I, Series 2007-HQ12, Class A2, 5.81%, 6/12/12(b)		2,895	2,774,191
Prudential Mortgage Capital Funding LLC, Series 2001-ROCK, Class A2, 6.61%, 5/10/34		16,213	16,988,871
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%, 8/15/35(b)		18,000	18,231,052
Series 2005-C21, Class A3, 5.38%, 10/15/44(b)		8,120	8,172,118
Series 2006-C28, Class A2, 5.50%, 10/15/48(h)		22,850	22,923,835
Series 2006-C29, Class A4, 5.31%, 11/15/48		32,405	29,178,340

			415,601,609

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		83	13,576
Series 1987-2, 11.00%, 3/16/17		66	12,505
Structured Asset Securities Corp., Series 1996-CFL, Class X1, 2.17%, 2/25/28(b)		3,188	147

			26,228

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class X, 0.47%, 4/19/15(b)		2,957	58,621
CS First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.66%, 6/20/29(a)(b)		7,027	288,937
Series 1997-C2, Class AX, 0.28%, 1/17/35(b)	USD	2,431	16,899
LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X, 1.50%, 10/15/35(b)		1,325	70,975

			435,432

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 3.44%, 2/17/17(j)		86	80,875
Series 1987-2, 3.64%, 3/06/17(j)		66	62,531

			143,406

Total Non-Agency Mortgage-Backed Securities — 26.1%			641,577,619

Taxable Municipal Bonds
Belvoir Land LLC, Series A-1, 5.27%, 12/15/47(a)		2,025	1,381,738
The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16		3,340	3,471,930
Chicago Metropolitan Water Reclamation District- Greater Chicago, 5.72%, 12/01/38		3,470	3,811,309
Irwin Land LLC California RB, Series A-2, 5.30%, 12/15/35(a)		3,415	2,614,695
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39		4,790	5,952,581
New York State Dormitory Authority RB, Series F, 5.63%, 3/15/39		3,850	4,051,817
Port Authority of New York & New Jersey RB, 6.04%, 12/01/29		2,845	3,141,136
State of California Various Purpose GO, 5.45%, 4/01/15		18,050	19,065,674
State of Texas GO, 5.52%, 4/01/39		9,250	9,805,833

Total Taxable Municipal Bonds — 2.2%			53,296,713

U.S. Government Sponsored Agency Securities
Agency Obligations — 4.1%
Fannie Mae:
5.25%, 8/01/12		14,600	15,603,458
4.63%, 5/01/13(f)		11,815	12,452,951
Federal Home Loan Bank, 5.38%, 5/15/19		31,715	34,780,635
Freddie Mac, 1.75%, 6/15/12		9,000	9,047,511
Overseas Private Investment Corp.:
4.09%, 5/29/12		387	378,427
4.30%, 5/29/12		973	967,956
4.64%, 5/29/12		824	820,101
4.68%, 5/29/12		466	452,679
4.87%, 5/29/12		3,546	3,533,225
Resolution Funding Corp. Interest Strip:
11.69%, 7/15/18(j)		2,850	2,014,902
11.55%, 10/15/18(j)		2,850	1,988,664
Small Business Administration Participation Certificates:
Series 1992-20H, 7.40%, 8/01/12		11	11,609
Series 1996-20J, 7.20%, 10/01/16		389	420,420
Series 1997-20B, Class 1, 7.10%, 2/01/17		396	433,844
Tennessee Valley Authority, 5.25%, 9/15/39		16,910	17,842,130

			100,748,512

See Notes to Financial Statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 2.4%
Fannie Mae:
Series 2004-28, Class PB, 6.00%, 8/25/28	USD	2,420	$2,450,822
Series 2006-M2, Class A2A, 5.27%, 10/25/32(b)		11,515	12,534,457
Series 2004-88, Class HA, 6.50%, 7/25/34		6,336	6,735,885
Series 2007-108, Class AN, 8.83%, 11/25/37(b)		10,918	11,995,871
Freddie Mac:
Series 3215, Class EP, 5.38%, 9/15/11		7,532	7,877,037
Series 2594, Class TV, 5.50%, 3/15/14		4,098	4,384,720
Series 1591, Class PK, 6.35%, 10/15/23		3,901	4,155,674
Series 2864, Class NA, 5.50%, 1/15/31		8,501	8,974,615
Series 2996, Class MK, 5.50%, 6/15/35		106	113,929
			59,223,010
Federal Deposit Insurance Corporation Guaranteed — 5.6%
Citibank, N.A., 1.38%, 8/10/11		37,500	37,634,100
Citigroup Funding, Inc.:
2.13%, 7/12/12		10,475	10,590,634
1.88%, 10/22/12		20,200	20,239,127
General Electric Capital Corp.:
2.25%, 3/12/12		11,800	12,013,096
2.00%, 9/28/12		12,800	12,871,334
2.13%, 12/21/12		27,350	27,598,420
2.63%, 12/28/12		17,150	17,571,050
			138,517,761
Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae, Series 2009-26, Class SC, 6.16%, 1/16/38(b)		20,964	2,030,194
Mortgage-Backed Securities — 47.3%
Fannie Mae Mortgage-Backed Securities:
7.00%, 9/01/10-6/01/32		891	949,366
5.50%, 6/01/11-9/01/38		134,542	141,640,825
6.00%, 9/01/11-2/01/38		82,412	87,620,812
4.50%, 12/01/20-9/01/39		108,901	111,494,623
5.00%, 12/01/21-12/01/33(e)		56,696	59,573,177
4.00%, 10/01/24-10/01/39(k)		32,800	32,996,062
5.00%, 10/01/24-10/01/39(k)		71,000	73,457,500
5.40%, 1/01/31(b)		1,772	1,788,526
5.08%, 8/01/38(b)		13,205	13,833,159
5.16%, 8/01/38(b)		13,433	14,093,872
4.50%, 10/01/39-11/01/39(k)		205,600	207,880,625
5.50%, 10/01/39(k)		62,600	65,475,688
6.00%, 10/01/39(k)		141,400	149,132,812
6.50%, 11/01/39(k)		19,300	20,524,344
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/01/10		3,053	3,094,028
5.50%, 3/01/11-1/01/38		10,311	10,918,448
6.00%, 10/01/11-12/01/32		6,303	6,754,873
6.50%, 6/01/13-7/01/17		96	102,915
8.00%, 11/01/15-10/01/25		9	10,659
5.00%, 2/01/22-4/01/22		13,133	13,846,213
5.00%, 10/01/24-10/01/39(k)		15,100	15,790,906
4.99%, 10/01/35(b)		9,513	9,855,259
5.50%, 10/01/39(k)		47,100	49,293,094
Ginnie Mae Mortgage-Backed Securities:
7.00%, 3/15/13		95	98,288
9.00%, 7/15/18		2	1,954
7.50%, 11/15/29		1	604
5.50%, 3/15/32		25	26,750
6.50%, 4/15/33		261	281,577
6.00%, 12/15/36		685	725,390
5.00%, 10/01/39(k)		47,400	49,044,187
6.00%, 10/01/39(k)		19,500	20,578,594
			1,160,885,130
Total U.S. Government Sponsored Agency Securities — 59.5%			1,461,404,607
U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 2/15/29(f)		19,150	22,234,950
3.50%, 2/15/39		23,490	21,280,483
4.25%, 5/15/39		5,695	5,891,654
4.50%, 8/15/39		670	722,344
U.S. Treasury Notes:
1.00%, 9/30/11		8,015	8,021,260
2.38%, 9/30/14		23,745	23,806,262
3.00%, 9/30/16		166,460	167,123,177
3.63%, 8/15/19		30,945	31,762,134
U.S. Treasury Strips, 3.88%, 8/15/20		44,025	28,996,318
Total U.S. Treasury Obligations — 12.6%			309,838,582
Total Long-Term Investments (Cost — $3,270,244,228) — 131.7%			3,235,172,387

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(l)(m) (Cost — $14,271,634) — 0.6%		14,271,634	14,271,634

	Contracts (n)
Options Purchased
Over-the-Counter Call Swaptions Purchased		18,480	982,157
Receive a fixed rate of 1.915% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.
Receive a fixed rate of 1.945% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		18,480	1,013,988
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		5,380	79
Receive a fixed rate of 2.370% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Goldman Sachs Bank USA		5,220	1,805
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		2,520	28,782
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Barclays Bank, Plc		10,000	5,011
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Morgan Stanley Capital Services, Inc.		9,350	402,161
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Morgan Stanley Capital Services, Inc.		12,140	406,014

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	41

Schedule of Investment (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Contracts(n)		Value
Options Purchased
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 3.120% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		6,920	$108,326
Receive a fixed rate of 4.395% and pay a floating rate based on 3-month LIBOR, Expiring June 2010, Broker, Deutsche Bank AG		4,650	3,440,377
			6,388,700
Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Morgan Stanley Capital Services, Inc.		18,480	947,712
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		18,480	932,377
Pay a fixed rate of 3.120% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, Barclays Bank, Plc		6,920	2,276,493
Pay a fixed rate of 4.395% and receive a floating rate based on 3-month LIBOR, expiring, June 2010, Broker, Deutsche Bank AG		4,650	1,057,483
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc		11,340	1,298,124
			6,512,189
Total Options Purchased (Cost — $18,549,620) — 0.5%			12,900,889
Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $3,303,065,482*) — 132.8%			3,262,344,910

	Par (000)
TBA Sale Commitments
Fannie Mae Mortgage-Backed Securities:
4.50%, 10/01/24-10/01/39(k)	USD	56,800	(57,629,250)
5.00%, 10/01/24-11/01/24(k)		29,300	(30,642,393)
6.00%, 10/01/24-10/01/39(k)		219,413	(231,436,801)
5.50%, 10/01/39(k)		77,184	(80,730,113)
Freddie Mac Mortgage-Backed Securities, 6.00%, 10/01/24(k)		2,900	(3,086,688)
Ginnie Mae Mortgage-Backed Securities:
6.00%, 10/01/39(k)		20,100	(21,211,781)
6.50%, 10/01/39(k)		200	(212,312)
Total TBA Sale Commitments (Proceeds — $422,485,012) — (17.3)%			(424,949,338)

	Contracts(n)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.500% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		5,600	(1,213,118)
Pay a fixed rate of 3.580% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		7,790	(1,937,617)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Credit Suisse International		2,500	(949,091)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.		5,600	(2,271,513)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		3,500	(1,514,745)
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.		4,950	(2,177,777)
Pay a fixed rate of 3.960% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank N.A.		3,170	(1,511,303)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank N.A.		4,190	(2,293,711)
Pay a fixed rate of 4.080% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG		6,290	(3,491,163)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.		2,130	(1,228,878)
Pay a fixed rate of 4.125% and receive a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		8,000	(4,636,329)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Barclays Bank, Plc		9,240	(9,300,712)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.		4,440	(7,611,381)

			(40,137,338)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		3,500	(909,359)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Bank of America, N.A.		4,950	(1,169,718)
Receive a fixed rate of 3.960% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		3,170	(748,229)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		5,600	(727,054)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		4,190	(1,673,453)
Receive a fixed rate of 4.080% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Deutsche Bank AG		7,790	(853,761)
Receive a fixed rate of 4.080% and pay a floating rated based on 3-month LIBOR, expiring September 2010, Broker, Deutsche Bank AG		6,290	(2,486,468)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Morgan Stanley Capital Services, Inc.		2,130	(762,375)
Receive a fixed rate of 4.125% and pay a floating rate based on 3-month LIBOR, expiring September 2010, Broker, Citibank, N.A.		8,000	(2,933,026)
Receive a fixed rate of 4.400% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Credit Suisse International		2,500	(253,184)

See Notes to Financial Statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Contracts(n)	Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	2,520	$(795,264)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Morgan Stanley Capital Services, Inc.	5,600	(1,034,569)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker, Barclays Bank, Plc	9,240	(1,340,302)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, N.A.	4,440	(5)
Receive a fixed rate of 5.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Royal Bank of Scotland, Plc	11,340	(294,398)
		(15,981,165)
Total Options Written (Premiums Received — $ 55,520,185) — (2.3)%		(56,118,503)
Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 113.2%		2,781,277,069
Liabilities in Excess of Other Assets — (13.2)%		(325,208,475)
Net Assets — 100.0%		$2,456,068,594

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,306,166,505

Gross unrealized appreciation	$69,826,276
Gross unrealized depreciation	(113,647,871)

Net unrealized depreciation	$(43,821,595)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	US dollar denominated security issued by foreign domiciled entity.

(h)	Security held as collateral in connection with TALF program.

(i)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Interest Income
Merrill Lynch Mortgage Investors, Inc., Series 2003-KEY1, Class A4	$85,604
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	$341,857
Merrill Lynch Mortgage Trust, Series 2007-C1, Class AM	$121,039

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(26,021,250)	$(281,094)
BNP Paribas	$5,484,375	$13,000
Citibank, N.A.	$8,183,250	$96,070
Credit Suisse International	$88,212,773	$596,914
Deutsche Bank AG	$208,971,607	$582,033
Goldman Sachs Bank USA	$42,634,594	$1,028,782
JPMorgan Chase Bank, N.A.	$15,407,844	$462,703
Morgan Stanley Capital Services, Inc.	$(83,648,719)	$(1,535,863)

(l)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$14,271,634	$79,311

(m)	Represents the current yield as of report date.

(n)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD	15,592,313	GBP 9,539,500	Citibank, N.A.	10/28/09	$348,726

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
2,174	U.S. Treasury Notes (5 Year)	Chicago	December 2009	$252,387,812	$1,279,621
941	U.S. Treasury Notes (10 Year)	Chicago	December 2009	$111,346,766	646,733
44	Gilt British	London	December 2009	$8,337,020	62,617

Total					$1,988,971

See Notes to Financial Statements.

ANNUAL	REPORT	SEPTEMBER 30, 2009	43

Schedule of Investments (continued)	Total Return Portfolio II

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
133	U.S. Treasury Notes (2 Year)	Chicago	December 2009	$28,856,844	$(28,264)
373	U.S. Treasury Bonds	Chicago	December 2009	$45,272,875	(602,860)

Total					$(631,124)

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.05%(a)	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	43,100	$836,709
1.75%(a)	3-month LIBOR	Goldman Sachs Bank USA	June 2011	USD	20,700	322,638
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	30,470	(404,914)
4.32%(a)	3-month LIBOR	Citibank, N.A.	July 2013	USD	72,300	6,162,293
2.90%(b)	3-month LIBOR	Credit Suisse International	August 2014	USD	63,000	(1,008,298)
2.85%(b)	3-month LIBOR	Deutsche Bank AG	August 2014	USD	27,800	(379,388)
4.10%(a)	3-month LIBOR	Bank of America, N.A.	June 2019	USD	30,800	2,102,713
3.97%(a)	3-month LIBOR	UBS AG	June 2019	USD	9,500	534,649
3.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	26,600	743,740
3.71%(a)	3-month LIBOR	Barclays Bank, Plc	August 2019	USD	29,500	768,088
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	12,200	284,538
3.51%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	12,900	98,833
3.50%(a)	3-month LIBOR	Citibank, N.A.	September 2019	USD	26,700	169,944
3.50%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	38,800	215,237
3.47%(a)	3-month LIBOR	Royal Bank of Scotland, Plc	September 2019	USD	55,000	143,138
3.67%(b)	3-month LIBOR	Barclays Bank, Plc	September 2019	USD	15,400	$(307,335)
3.68%(b)	3-month LIBOR	Citibank, N.A.	September 2019	USD	45,000	(930,299)
3.43%(b)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	14,000	31,330
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	31,600	(1,778,764)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	9,575	(427,620)
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	22,500	(1,855,919)
4.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	4,800	113,056
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	6,900	632,571
Total						$6,066,940

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

(c)	Portfolio pays fixed interest rate and receives floating rate at expiration date.

•	Credit default swaps on single-name issues—sold protection outstanding as of September 30, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB	USD 14,200	$(127,845)

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Portfolio may pay should a negative credit event take place as definded under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Total Return Portfolio II

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$209,064,761	$6,631,664	$215,696,425
Preferred Securities	—	47,156,343	—	47,156,343
Corporate Bonds	—	450,744,772	—	450,744,772
Foreign Agency Obligations	—	25,074,142	—	25,074,142
Foreign Government Obligations	—	30,383,184	—	30,383,184
Non-Agency Mortgage-Backed Securities	—	641,577,619	—	641,577,619
Taxable Municipal Bonds	—	53,296,713	—	53,296,713
U.S. Government Sponsored Agency Securities	—	1,455,252,219	6,152,388	1,461,404,607
U.S. Treasury Obligations	—	309,838,582	—	309,838,582
Short-Term Securities	$14,271,634	—	—	14,271,634
Liabilities:
TBA Sale Commitments	—	(424,949,338)	—	(424,949,338)
Other Financial Instruments[1] :
Assets:	1,988,971	26,409,092	—	28,398,063
Liabilities:	(631,124)	(61,132,501)	(59,546,526)	(121,310,151)

Total	$15,629,481	$2,762,715,588	$(46,762,474)	$2,731,582,595

1	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options and TALF loans. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options and TALF loans are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Balance, as of September 30, 2008	$15,496,949	$5,585	$15,502,534
Accrued discounts/premiums	8,466	2	8,468
Realized gain/loss	218	33	251
Change in unrealized appreciation/depreciation[3]	(6,417,297)	(35)	(6,417,332)
Net purchases/sales	(2,456,672)	(5,585)	(2,462,257)
Transfers in/out of Level 3	—	—	—

Balance, as of September 30, 2009	$6,631,664	$—	$6,631,664

	U.S. Government Sponsored Agency Obligations	Other Financial Instruments[2]		Total
Balance, as of September 30, 2008	$6,555,541	$		6,555,541
Accrued discounts/premiums	—		—	—
Realized gain/loss	—		—	—
Change in unrealized appreciation/depreciation[3]	(683,627)		$(2,206,384)	(2,890,011)
Net purchases/sales	280,474		(57,340,142)	(57,059,668)
Transfers in/out of Level 3	—		—	—

Balance, as of September 30, 2009	$6,152,388		$(59,546,526)	$(53,394,138)

2	Other financial instruments are swaps and TALF loans.

3	The change in unrealized appreciation/depreciation on securities still held at September 30, 2009 was $(7,100,924), which is included in the related net change in appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	45

Statements of Assets and Liabilities

September 30, 2009	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Assets
Investments at value — unaffiliated[1,2]	$2,011,572,206	$2,167,960,029	$1,227,227,504	$3,248,073,276
Investments at value — affiliated[3]	17,148,171	8,350,061	23,800,873	14,271,634
Swap premiums paid	—	14,668,248	—	—
Cash	—	3,925,309	—	5,151,282
Cash pledged as collateral in connection with swaps	805,000	2,110,000	—	—
Foreign currency at value[4]	—	12,530,104	1,058	3,608
Investments sold receivable	549,395,545	22,965,433	4,124,526	233,884,863
TBA sale commitments receivable	393,655,577	—	—	422,485,012
Unrealized appreciation on swaps	1,682,462	1,138,305	1,367,884	13,159,477
Capital shares sold receivable	3,604,518	11,995,342	44,187,437	6,410,133
Interest receivable	7,029,128	44,888,809	7,019,420	17,159,783
Margin variation receivable	131,876	—	144,961	502,639
Dividend receivable — affiliated	28,316	9,095	1,531	15,515
Receivable from advisor	2,454	39,182	1,865	76,905
Principal paydown receivable	78,208	—	45,722	188,182
Unrealized appreciation on foreign currency exchange contracts	—	371,448	24,675	348,726
Securities lending income receivable — affiliated	—	77	—	—
Prepaid expenses	99,684	139,260	95,856	143,812

Total assets	2,985,233,145	2,291,090,702	1,308,043,312	3,961,874,847

Liabilities
Investments purchased payable	1,324,573,340	67,986,473	38,665,424	950,978,987
Loans payable	—	—	26,829,540	57,340,142
Reverse repurchase agreements payable	—	—	104,954,363	—
TBA sale commitments at value[5]	396,577,625	—	—	424,949,338
Unrealized depreciation on swaps	3,679,533	11,906,985	1,422,149	7,220,382
Collateral received for swap contracts	—	—	600,000	—
Capital shares redeemed payable	44,833,670	4,664,515	4,451,517	2,411,393
Options written at value[6]	21,083,919	—	11,374,231	56,118,503
Income dividends payable	3,018,798	4,862,603	911,581	4,085,758
Interest expense payable	791,942	—	57,634	1,004,908
Other affiliates payable	509,928	780,223	295,605	572,506
Service and distribution fees payable	433,134	314,442	174,775	151,076
Investment advisory fees payable	298,564	784,773	283,188	681,015
Margin variation payable	545,020	—	84,206	72,022
Collateral at value — securities loaned	—	233,200	—	—
Deferred interest liability	—	45,000	—	—
Bank overdraft	1,590,864	—	70,482	—
Unrealized depreciation on foreign currency exchange contracts	—	407,033	—	—
Officer’s and Trustees’ fees payable	16,446	16,335	12,986	24,380
Other accrued expenses payable	597,205	289,593	255,632	195,843

Total liabilities	1,798,549,988	92,291,175	190,443,313	1,505,806,253

Net Assets	$1,186,683,157	$2,198,799,527	$1,117,599,999	$2,456,068,594

Net Assets Consist of
Paid-in capital	$1,280,808,346	$2,561,557,087	$1,231,403,745	$2,687,626,048
Undistributed (distributions in excess of) net investment income	2,220,638	(5,902,422)	4,552,762	6,855,076
Accumulated net realized loss	(93,229,009)	(311,321,571)	(108,246,395)	(202,810,817)
Net unrealized appreciation/depreciation	(3,116,818)	(45,533,567)	(10,110,113)	(35,601,713)

Net Assets	$1,186,683,157	$2,198,799,527	$1,117,599,999	$2,456,068,594

[1] Investments at cost — unaffiliated	$2,012,157,484	$2,203,262,488	$1,238,721,648	$3,288,793,848
[2] Securities loaned at value	—	—	—	—
[3] Investments at cost — affiliated	$17,148,171	$8,350,061	$23,341,141	$14,271,634

[4] Foreign currency at cost	—	$12,598,133	$953	$3,728
[5] Proceeds — TBA sale commitments	$393,655,577	—	—	$422,485,012
[6] Premiums received — options written	$23,924,475	—	$12,263,784	$55,520,185

See Notes to Financial Statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Assets and Liabilities (continued)

September 30, 2009	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Net Asset Value
BlackRock
Net assets	$87,656	$615,626,224	$224,545,727	$1,256,813,622

Shares outstanding[7]	8,357	92,190,992	23,946,707	138,449,543

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$10.49	$6.68	$9.38	$9.08

Institutional
Net assets	$74,994,181	$502,356,196	$262,138,214	$810,794,642

Shares outstanding[7]	7,148,779	75,254,025	27,919,967	89,522,399

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$10.49	$6.68	$9.39	$9.06

Service
Net assets	$1,082,844	$163,915,357	$373,496,909	$39,290,724

Shares outstanding[7]	103,258	24,542,779	39,808,209	4,337,117

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$10.49	$6.68	$9.38	$9.06

Investor A
Net assets	$697,946,706	$731,289,871	$130,435,467	$226,782,344

Shares outstanding[7]	66,475,070	109,533,699	13,898,367	25,012,387

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$10.50	$6.68	$9.38	$9.07

Investor A1
Net assets	—	—	$25,918,891	—

Shares outstanding[7]	—	—	2,760,262	—

Par value per share	—	—	$0.001	—

Net asset value	—	—	$9.39	—

Investor B
Net assets	$16,800,866	$27,218,163	$9,865,790	$14,536,937

Shares outstanding[7]	1,599,967	4,076,053	1,051,368	1,604,284

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$10.50	$6.68	$9.38	$9.06

Investor B1
Net assets	$96,243,896	$21,172,931	$710,364	—

Shares outstanding[7]	9,168,006	3,171,126	75,719	—

Par value per share	$0.001	$0.001	$0.001	—

Net asset value	$10.50	$6.68	$9.38	—

7	Unlimited number of shares authorized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	47

Statements of Assets and Liabilities (concluded)

September 30, 2009	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Net asset value
Investor B2
Net assets	—	—	$4,849,431	—

Shares outstanding[7]	—	—	516,985	—

Par value per share	—	—	$0.001	—

Net asset value	—	—	$9.38	—

Investor C
Net assets	$79,047,422	$99,249,516	$59,822,687	$107,567,167

Shares outstanding[7]	7,540,833	14,851,961	6,376,658	11,916,108

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$10.48	$6.68	$9.38	$9.03

Investor C1
Net assets	$158,989,479	$25,780,913	$6,273,603	—

Shares outstanding[7]	15,170,210	3,855,343	668,733	—

Par value per share	$0.001	$0.001	$0.001	—

Net asset value	$10.48	$6.69	$9.38	—

Investor C2
Net assets	—	—	$19,542,916	—

Shares outstanding[7]	—	—	2,083,278	—

Par value per share	—	—	$0.001	—

Net asset value	—	—	$9.38	—

Class R
Net assets	$61,490,107	$12,190,356	—	$283,158

Shares outstanding[7]	5,860,727	1,826,663	—	31,219

Par value per share	—	$0.001	—	$0.001

Net asset value	$10.49	$6.67	—	$9.07

7	Unlimited number of shares authorized.

See Notes to Financial Statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Operations

Year Ended September 30, 2009	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Investment Income
Interest	$60,102,873	$186,306,145	$44,459,204	$142,131,149
Interest and dividends — affiliated	3,275,712	212,842	1,635,357	628,084
Dividends	1,300,645	1,004,204	158,679	86,034
Securities lending — affiliated	—	1,534	—	—

Total income	64,679,230	187,524,725	46,253,240	142,845,267

Expenses
Investment advisory	6,443,944	7,767,397	4,862,845	11,137,068
Service and distribution — class specific	5,403,452	3,014,257	1,873,439	1,714,161
Transfer agent — class specific	3,049,346	2,289,389	860,853	1,502,523
Administration	876,482	1,038,609	681,737	1,461,856
Administration — class specific	305,457	395,933	243,337	472,402
Custodian	259,402	113,520	74,796	283,930
Printing	187,330	258,343	140,950	248,183
Professional	123,511	160,784	113,020	202,950
Registration	106,037	192,277	153,064	123,636
Officer and Trustees	59,702	64,561	47,555	114,632
Borrowing costs[1]	—	—	53,722	114,795
Miscellaneous	139,776	180,673	102,554	254,584
Recoupment of past waived fees — class specific	21,986	38,396	29,456	8,716

Total expenses excluding interest expense and fees	16,976,425	15,514,139	9,237,328	17,639,436
Interest expense	702,910	—	200,158	2,134,806

Total expenses	17,679,335	15,514,139	9,437,486	19,774,242

Less fees waived by advisor	(2,283,349)	(748,043)	(2,262,394)	(3,970,524)
Less administration fees waived — class specific	(97,582)	(280,450)	(128,974)	(287,033)
Less transfer agent fees waived — class specific	(5,385)	(83,863)	(8,709)	(20,565)
Less transfer agent fees reimbursed — class specific	(318,036)	(716,372)	(125,623)	(174,068)
Less fees paid indirectly	(1,096)	(5,937)	(568)	(1,021)

Total expenses after fees waived, reimbursed and paid indirectly	14,973,887	13,679,474	6,911,218	15,321,031

Net investment income	49,705,343	173,845,251	39,342,022	127,524,236

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	63,370,795	(70,511,604)	(53,536,263)	(127,288,215)
Options written	(7,776,978)	2,387,100	443,625	2,914,519
Financial futures contracts and swaps	(33,778,447)	(24,259,134)	8,973,311	(12,362,059)
Foreign currency transactions	(4,618)	(1,733,490)	860,919	1,433,055

	21,810,752	(94,117,128)	(43,258,408)	(135,302,700)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	20,547,003	212,583,898	66,901,003	241,257,469
Investments — affiliated	(16)	—	(3,188,754)	(5,159,737)
Options written	2,854,597	(211,955)	995,379	1,213,553
Financial futures contracts and swaps	5,083,446	(2,129,540)	(4,272,563)	20,107,971
Foreign currency transactions	459,662	(2,167,710)	(404,511)	(6,201,167)

	28,944,692	208,074,693	60,030,554	251,218,089

Total realized and unrealized gain	50,755,444	113,957,565	16,772,146	115,915,389

Net Increase in Net Assets Resulting from Operations	$100,460,787	$287,802,816	$56,114,168	$243,439,625

1	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	49

Statements of Changes in Net Assets

	Government Income Portfolio
Increase (Decrease) in Net Assets:	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations
Net investment income	$49,705,343	$67,684,134
Net realized gain (loss)	21,810,752	(1,155,402)
Net change in unrealized appreciation/depreciation	28,944,692	(15,808,147)

Net increase (decrease) in net assets resulting from operations	100,460,787	50,720,585

Dividends to Shareholders From
Net investment income:
BlackRock	(1,687)	(4,880)
Institutional	(5,680,651)	(11,391,530)
Service	(36,772)	(43,611)
Investor A	(32,327,002)	(41,063,818)
Investor A1	—	—
Investor B	(784,479)	(879,726)
Investor B1	(4,221,002)	(6,122,010)
Investor B2	—	—
Investor C	(2,986,560)	(1,687,133)
Investor C1	(6,055,581)	(7,519,403)
Investor C2	—	—
Class R	(2,458,578)	(2,480,847)

Decrease in net assets resulting from dividends to shareholders	(54,552,312)	(71,192,958)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(233,047,071)	(261,992,557)

Redemption Fees
Redemption fees	—	—

Net Assets
Total increase (decrease) in net assets	(187,138,596)	(282,464,930)
Beginning of year	1,373,821,753	1,656,286,683

End of year	$1,186,683,157	$1,373,821,753

Undistributed (distributions in excess of) net investment income	$2,220,638	$6,650,639

See Notes to Financial Statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2009

High Yield Bond Portfolio		Low Duration Bond Portfolio		Total Return Portfolio II
Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008
$173,845,251	$136,407,001	$39,342,022	$55,376,781	$127,524,236	$158,816,296
(94,117,128)	(96,759,718)	(43,258,408)	(5,557,809)	(135,302,700)	(2,450,487)
208,074,693	(216,241,244)	60,030,554	(70,300,918)	251,218,089	(281,781,073)
287,802,816	(176,593,961)	56,114,168	(20,481,946)	243,439,625	(125,415,264)
(44,074,456)	(29,537,005)	(10,028,926)	(17,225,060)	(75,626,942)	(77,400,269)
(41,338,829)	(30,560,620)	(8,064,452)	(17,018,579)	(50,315,839)	(57,596,457)
(14,582,783)	(13,912,014)	(14,097,764)	(11,191,254)	(2,589,947)	(3,251,313)
(57,458,390)	(50,409,725)	(3,070,739)	(3,464,449)	(11,987,889)	(10,721,294)
—	—	(1,138,140)	(1,705,731)	—	—
(2,626,784)	(3,895,833)	(393,742)	(685,043)	(899,697)	(1,067,494)
(2,389,725)	(4,937,019)	(25,226)	(42,634)	—	—
—	—	(215,661)	(396,781)	—	—
(6,320,726)	(4,992,257)	(1,490,093)	(1,407,334)	(4,608,134)	(3,339,507)
(2,270,044)	(2,789,780)	(229,225)	(340,506)	—	—
—	—	(755,251)	(1,075,556)	—	—
(895,068)	(707,012)	—	—	(10,875)	(5,302)
(171,956,805)	(141,741,265)	(39,509,219)	(54,552,927)	(146,039,323)	(153,381,636)
453,627,476	216,838,453	(10,312,641)	68,837,208	(447,208,101)	(144,774,323)
197,218	80,383	—	—	—	—
569,670,705	(101,416,390)	6,292,308	(6,197,665)	(349,807,799)	(423,571,223)
1,629,128,822	1,730,545,212	1,111,307,691	1,117,505,356	2,805,876,393	3,229,447,616
$2,198,799,527	$1,629,128,822	$1,117,599,999	$1,111,307,691	$2,456,068,594	$2,805,876,393

$(5,902,422)	$(3,510,916)	$4,552,762	$(1,811,697)	$6,855,076	$(1,171,987)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	51

Financial Highlights

	Government Income Portfolio
	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.15	$10.34	$10.75	$10.91	$11.18	$10.15	$10.33	$10.73

Net investment income[2]	0.45	0.53	0.55	0.50	0.48	0.43	0.50	0.53
Net realized and unrealized gain (loss)	0.38	(0.17)	(0.46)	(0.19)	(0.21)	0.38	(0.16)	(0.42)

Net increase from investment operations	0.83	0.36	0.09	0.31	0.27	0.81	0.34	0.11

Dividends and distributions from:
Net investment income	(0.49)	(0.55)	(0.50)	(0.47)	(0.52)	(0.47)	(0.52)	(0.51)
Tax return of capital	—	—	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.49)	(0.55)	(0.50)	(0.47)	(0.54)	(0.47)	(0.52)	(0.51)

Net asset value, end of period	$10.49	$10.15	$10.34	$10.75	$10.91	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	8.35%	3.39%	1.19%	2.96%	2.43%	8.15%	3.24%	1.05%[4]

Ratios to Average Net Assets
Total expenses	0.85%	0.91%	0.78%	0.70%	0.77%	1.02%	1.50%	1.12%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.50%	0.62%	0.59%	0.45%	0.45%	0.73%	1.16%	0.94%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.45%	0.45%	0.45%	0.45%	0.45%	0.68%	0.70%	0.67%[5]

Net investment income	4.38%	5.03%	5.13%	4.65%	4.35%	4.11%	4.76%	5.00%[5]

Supplemental Data
Net assets, end of period (000)	$88	$5	$6	$9,440	$9,164	$74,994	$168,551	$272,012

Portfolio turnover	2,008%[6]	5,424%[7]	1,659%	551%	662%	2,008%[6]	5,424%[7]	1,659%

See Notes to Financial Statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Government Income Portfolio
	Service					Investor A
	Year Ended September 30,				Period October 27, 2004[1] to September 30, 2005	Year Ended September 30,
	2009	2008	2007	2006		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.33	$10.74	$10.90	$11.21	$10.15	$10.34	$10.75	$10.91	$11.18

Net investment income[2]	0.42	0.49	0.53	0.46	0.40	0.41	0.48	0.50	0.45	0.43
Net realized and unrealized gain (loss)	0.38	(0.16)	(0.44)	(0.19)	(0.24)	0.39	(0.17)	(0.42)	(0.19)	(0.21)

Net increase from investment operations	0.80	0.33	0.09	0.27	0.16	0.80	0.31	0.08	0.26	0.22

Dividends and distributions from:
Net investment income	(0.45)	(0.52)	(0.50)	(0.43)	(0.45)	(0.45)	(0.50)	(0.49)	(0.42)	(0.47)
Tax return of capital	—	—	—	—	(0.02)	—	—	—	—	(0.02)

Total dividends and distributions	(0.45)	(0.52)	(0.50)	(0.43)	(0.47)	(0.45)	(0.50)	(0.49)	(0.42)	(0.49)

Net asset value, end of period	$10.49	$10.14	$10.33	$10.74	$10.90	$10.50	$10.15	$10.34	$10.75	$10.91

Total Investment Return[3]
Based on net asset value	8.07%	3.08%	0.86%	2.57%	1.46%[4]	8.00%	2.92%	0.73%	2.52%	2.01%

Ratios to Average Net Assets
Total expenses	1.11%	1.60%	6.95%	1.05%	1.15%[5]	1.12%	1.69%	1.40%	1.20%	1.26%

Total expenses excluding recoupment of past waived fees	1.11%	1.60%	6.95%	1.05%	1.15%[5]	1.12%	1.69%	1.40%	1.20%	1.26%

Total expenses after fees waived, reimbursed and paid indirectly	0.89%	1.40%	1.19%	0.82%	0.85%[5]	0.95%	1.49%	1.20%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.84%	0.76%	0.72%	0.82%	0.85%[5]	0.90%	0.92%	0.92%	0.89%	0.86%

Net investment income	3.98%	4.65%	5.06%	4.28%	3.95%[5]	3.95%	4.51%	4.75%	4.22%	3.92%

Supplemental Data
Net assets, end of period (000)	$1,083	$844	$768	$133	$212,963	$697,947	$773,275	$928,828	$310,258	$247,380

Portfolio turnover	2,008%[6]	5,424%[7]	1,659%	551%	662%	2,008%[6]	5,424%[7]	1,659%	551%	662%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	53

Financial Highlights (continued)

	Government Income Portfolio
	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.15	$10.34	$10.75	$10.91	$11.18	$10.15	$10.34	$10.74

Net investment income[2]	0.33	0.39	0.42	0.36	0.35	0.36	0.42	0.44
Net realized and unrealized gain (loss)	0.39	(0.16)	(0.42)	(0.18)	(0.21)	0.38	(0.17)	(0.41)

Net increase from investment operations	0.72	0.23	—	0.18	0.14	0.74	0.25	0.03

Dividends and distributions from:
Net investment income	(0.37)	(0.42)	(0.41)	(0.34)	(0.39)	(0.39)	(0.44)	(0.43)
Tax return of capital	—	—	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.37)	(0.42)	(0.41)	(0.34)	(0.41)	(0.39)	(0.44)	(0.43)

Net asset value, end of period	$10.50	$10.15	$10.34	$10.75	$10.91	$10.50	$10.15	$10.34

Total Investment Return[3]
Based on net asset value	7.18%	2.09%	(0.04)%	1.67%	1.25%	7.45%	2.37%	0.26%[4]

Ratios to Average Net Assets
Total expenses	1.90%	2.51%	2.09%	1.94%	1.90%	1.69%	2.24%	2.00%[5]

Total expenses excluding recoupment of past waived fees	1.90%	2.51%	2.09%	1.94%	1.90%	1.69%	2.24%	2.00%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.73%	2.31%	1.92%	1.72%	1.61%	1.48%	2.01%	1.71%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.68%	1.72%	1.68%	1.72%	1.61%	1.42%	1.45%	1.46%[5]

Net investment income	3.18%	3.74%	3.99%	3.37%	3.20%	3.42%	3.98%	4.22%[5]

Supplemental Data
Net assets, end of period (000)	$16,801	$21,196	$24,133	$32,098	$42,479	$96,244	$124,733	$161,302

Portfolio turnover	2,008%[6]	5,424%[7]	1,659%	551%	662%	2,008%[6]	5,424%[7]	1,659%

See Notes to Financial Statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Government Income Portfolio
	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.14	$10.33	$10.73	$10.89	$11.16

Net investment income[2]	0.33	0.38	0.42	0.37	0.35
Net realized and unrealized gain (loss)	0.37	(0.16)	(0.41)	(0.19)	(0.21)

Net increase from investment operations	0.70	0.22	0.01	0.18	0.14

Dividends and distributions from:
Net investment income	(0.36)	(0.41)	(0.41)	(0.34)	(0.39)
Tax return of capital	—	—	—	—	(0.02)

Total dividends and distributions	(0.36)	(0.41)	(0.41)	(0.34)	(0.41)

Net asset value, end of year	$10.48	$10.14	$10.33	$10.73	$10.89

Total Investment Return[3]
Based on net asset value	7.01%	2.01%	0.05%	1.76%	1.25%

Ratios to Average Net Assets
Total expenses	1.98%	2.65%	2.13%	1.85%	1.90%

Total expenses excluding recoupment of past waived fees	1.97%	2.65%	2.13%	1.85%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.80%	2.42%	1.95%	1.63%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.75%	1.80%	1.68%	1.63%	1.61%

Net investment income	3.13%	3.70%	4.01%	3.48%	3.19%

Supplemental Data
Net assets, end of year (000)	$79,047	$56,398	$36,207	$34,062	$31,840

Portfolio turnover	2,008%[6]	5,424%[7]	1,659%	551%	662%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	55

Financial Highlights (continued)

	Government Income Portfolio
	Investor C1			Class R
	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.32	$10.72	$10.15	$10.33	$10.74

Net investment income[2]	0.35	0.41	0.44	0.38	0.44	0.47
Net realized and unrealized gain (loss)	0.37	(0.15)	(0.42)	0.38	(0.15)	(0.42)

Net increase from investment operations	0.72	0.26	0.02	0.76	0.29	0.05

Dividends from net investment income	(0.38)	(0.44)	(0.42)	(0.42)	(0.47)	(0.46)

Net asset value, end of period	$10.48	$10.14	$10.32	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	7.24%	2.39%	0.19%[4]	7.56%	2.71%	0.41%[4]

Ratios to Average Net Assets
Total expenses	1.84%	2.41%	2.16%[5]	1.54%	2.14%	1.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.58%	2.10%	1.80%[5]	1.26%	1.80%	1.51%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.52%	1.53%	1.53%[5]	1.21%	1.21%	1.21%[5]

Net investment income	3.33%	3.90%	4.16%[5]	3.64%	4.21%	4.51%[5]

Supplemental Data
Net assets, end of period (000)	$158,989	$167,822	$185,006	$61,490	$60,997	$48,025

Portfolio turnover	2,008%[6]	5,424%[7]	1,659%	2,008%[6]	5,424%[7]	1,659%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

56	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	High Yield Bond Portfolio
	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$6.61	$7.98	$7.92	$8.09	$8.14	$6.61	$7.98	$7.92	$8.09	$8.14

Net investment income[1]	0.62	0.62	0.63	0.58	0.64	0.62	0.62	0.62	0.58	0.63
Net realized and unrealized gain (loss)	0.07	(1.34)	0.04	0.00 [2]	0.05	0.06	(1.35)	0.05	(0.01)	0.04

Net increase (decrease) from investment operations	0.69	(0.72)	0.67	0.58	0.69	0.68	(0.73)	0.67	0.57	0.67

Dividends and distributions from:
Net investment income	(0.62)	(0.65)	(0.61)	(0.61)	(0.60)	(0.61)	(0.64)	(0.61)	(0.60)	(0.58)
Net realized gain	—	—	—	(0.14)	(0.14)	—	—	—	(0.14)	(0.14)

Total dividends and distributions	(0.62)	(0.65)	(0.61)	(0.75)	(0.74)	(0.61)	(0.64)	(0.61)	(0.74)	(0.72)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.68	$6.61	$7.98	$7.92	$8.09	$6.68	$6.61	$7.98	$7.92	$8.09

Total Investment Return[3,4]
Based on net asset value	12.82%	(9.61)%	8.66%	7.67%	8.69%	12.75%	(9.66)%	8.59%	7.57%	8.53%

Ratios to Average Net Assets
Total expenses	0.63%	0.68%	0.72%	0.71%	0.77%	0.69%	0.71%	0.73%	0.76%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.56%	0.58%	0.60%	0.55%	0.55%	0.63%	0.64%	0.66%	0.64%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.56%	0.55%	0.55%	0.55%	0.55%	0.63%	0.61%	0.61%	0.63%	0.70%

Net investment income	10.95%	8.38%	7.75%	7.41%	7.91%	10.98%	8.31%	7.68%	7.35%	7.75%

Supplemental Data
Net assets, end of year (000)	$615,626	$369,888	$317,610	$219,996	$169,532	$502,356	$341,461	$372,129	$174,190	$165,805

Portfolio turnover	99%	65%	69%	105%	129%	99%	65%	69%	105%	129%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	57

Financial Highlights (continued)

	High Yield Bond Portfolio
	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$6.61	$7.98	$7.93	$8.09	$8.14	$6.61	$7.98	$7.92	$8.09	$8.14

Net investment income[1]	0.60	0.59	0.60	0.56	0.61	0.60	0.59	0.59	0.55	0.60
Net realized and unrealized gain (loss)	0.07	(1.34)	0.04	0.00 [2]	0.04	0.06	(1.34)	0.05	0.00 [2]	0.05

Net increase (decrease) from investment operations	0.67	(0.75)	0.64	0.56	0.65	0.66	(0.75)	0.64	0.55	0.65

Dividends and distributions from:
Net investment income	(0.60)	(0.62)	(0.59)	(0.58)	(0.56)	(0.59)	(0.62)	(0.58)	(0.58)	(0.56)
Net realized gain	—	—	—	(0.14)	(0.14)	—	—	—	(0.14)	(0.14)

Total dividends and distributions	(0.60)	(0.62)	(0.59)	(0.72)	(0.70)	(0.59)	(0.62)	(0.58)	(0.72)	(0.70)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.68	$6.61	$7.98	$7.93	$8.09	$6.68	$6.61	$7.98	$7.92	$8.09

Total Investment Return[3,4]
Based on net asset value	12.37%	(10.00)%	8.14%	7.43%	8.24%	12.36%	(9.98)%	8.22%	7.22%	8.24%

Ratios to Average Net Assets
Total expenses	1.04%	1.10%	1.04%	1.00%	1.14%	1.16%	1.25%	1.24%	1.24%	1.25%

Total expenses excluding recoupment of past waived fees	1.02%	1.10%	1.04%	1.00%	1.14%	1.16%	1.25%	1.24%	1.24%	1.25%

Total expenses after fees waived, reimbursed and paid indirectly	0.96%	1.02%	0.96%	0.88%	0.96%	0.98%	0.99%	1.01%	0.96%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.96%	0.99%	0.91%	0.88%	0.96%	0.98%	0.96%	0.96%	0.96%	0.96%

Net investment income	10.69%	7.91%	7.36%	7.09%	7.51%	10.67%	7.95%	7.32%	6.98%	7.41%

Supplemental Data
Net assets, end of year (000)	$163,915	$147,534	$184,474	$231,543	$158,083	$731,290	$592,845	$586,748	$423,297	$262,920

Portfolio turnover	99%	65%	69%	105%	129%	99%	65%	69%	105%	129%

See Notes to Financial Statements.

58	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	High Yield Bond Portfolio
	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[5] to September 30, 2007
	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$6.61	$7.98	$7.92	$8.09	$8.14	$6.61	$7.98	$7.92

Net investment income[1]	0.56	0.54	0.54	0.50	0.55	0.58	0.56	0.56
Net realized and unrealized gain (loss)	0.06	(1.35)	0.04	(0.01)	0.04	0.06	(1.35)	0.04

Net increase (decrease) from investment operations	0.62	(0.81)	0.58	0.49	0.59	0.64	(0.79)	0.60

Dividends and distributions from:
Net investment income	(0.55)	(0.56)	(0.52)	(0.52)	(0.50)	(0.57)	(0.58)	(0.54)
Net realized gain	—	—	—	(0.14)	(0.14)	—	—	—

Total dividends and distributions	(0.55)	(0.56)	(0.52)	(0.66)	(0.64)	(0.57)	(0.58)	(0.54)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$6.68	$6.61	$7.98	$7.92	$8.09	$6.68	$6.61	$7.98

Total Investment Return[3,4]
Based on net asset value	11.55%	(10.66)%	7.44%	6.43%	7.44%	11.86%	(10.39)%	7.68%[6]

Ratios to Average Net Assets
Total expenses	1.85%	1.85%	1.84%	1.89%	1.89%	1.55%	1.52%	1.57%[7]

Total expenses excluding recoupment of past waived fees	1.84%	1.85%	1.84%	1.89%	1.89%	1.55%	1.52%	1.57%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.72%	1.74%	1.74%	1.71%	1.71%	1.43%	1.45%	1.48%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.70%	1.69%	1.71%	1.71%	1.43%	1.42%	1.43%[7]

Net investment income	10.11%	7.23%	6.61%	6.31%	6.74%	10.47%	7.52%	6.90%[7]

Supplemental Data
Net assets, end of period (000)	$27,218	$38,234	$66,014	$87,651	$110,420	$21,173	$40,215	$82,924

Portfolio turnover	99%	65%	69%	105%	129%	99%	65%	69%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Commencement of operations.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	59

Financial Highlights (continued)

	High Yield Bond Portfolio
	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$6.62	$7.98	$7.93	$8.10	$8.15

Net investment income[1]	0.56	0.54	0.53	0.50	0.55
Net realized and unrealized gain (loss)	0.05	(1.34)	0.04	(0.01)	0.04

Net increase (decrease) from investment operations	0.61	(0.80)	0.57	0.49	0.59

Dividends and distributions from:
Net investment income	(0.55)	(0.56)	(0.52)	(0.52)	(0.50)
Net realized gain	—	—	—	(0.14)	(0.14)

Total dividends and distributions	(0.55)	(0.56)	(0.52)	(0.66)	(0.64)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.68	$6.62	$7.98	$7.93	$8.10

Total Investment Return[3,4]
Based on net asset value	11.35%	(10.53)%	7.29%	6.42%	7.44%

Ratios to Average Net Assets
Total expenses	1.80%	1.85%	1.81%	1.86%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly	1.72%	1.74%	1.73%	1.71%	1.72%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.71%	1.68%	1.71%	1.72%

Net investment income	9.78%	7.19%	6.59%	6.28%	6.77%

Supplemental Data
Net assets, end of year (000)	$99,250	$60,524	$70,573	$51,917	$49,939

Portfolio turnover	99%	65%	69%	105%	129%

See Notes to Financial Statements.

60	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	High Yield Bond Portfolio
	Investor C1			Class R
	Year Ended September 30,		Period October 2, 2006[5] to September 30, 2007	Year Ended September 30,		Period October 2, 2006[5] to September 30, 2007

	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$6.62	$7.99	$7.93	$6.61	$7.98	$7.92

Net investment income[1]	0.57	0.56	0.55	0.59	0.58	0.58
Net realized and unrealized gain (loss)	0.06	(1.35)	0.05	0.05	(1.35)	0.04

Net increase (decrease) from investment operations	0.63	(0.79)	0.60	0.64	(0.77)	0.62

Dividends from net investment income	(0.56)	(0.58)	(0.54)	(0.58)	(0.60)	(0.56)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$6.69	$6.62	$7.99	$6.67	$6.61	$7.98

Total Investment Return[3,4]
Based on net asset value	11.75%	(10.45)%[3]	7.60%[3,6]	11.95%	(10.17)%	7.95%[6]

Ratios to Average Net Assets
Total expenses	1.64%	1.62%	1.65%[7]	1.71%	1.69%	1.55%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.51%	1.52%	1.54%[7]	1.20%	1.20%	1.22%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.51%	1.49%	1.49%[7]	1.20%	1.17%	1.17%[7]

Net investment income	10.22%	7.43%	6.82%[7]	10.43%	7.75%	7.16%[7]

Supplemental Data
Net assets, end of period (000)	$25,781	$29,269	$42,885	$12,190	$9,159	$7,189

Portfolio turnover	99%	65%	69%	99%	65%	69%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Commencement of operations.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	61

Financial Highlights (continued)

	Low Duration Bond Portfolio
	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.33	$9.95	$9.86	$9.92	$10.09	$9.34	$9.96	$9.87	$9.93	$10.09

Net investment income[1]	0.39	0.47	0.44	0.40	0.32	0.38	0.47	0.44	0.38	0.31
Net realized and unrealized gain (loss)	0.05	(0.63)	0.09	(0.05)	(0.17)	0.06	(0.63)	0.09	(0.04)	(0.17)

Net increase (decrease) from investment operations	0.44	(0.16)	0.53	0.35	0.15	0.44	(0.16)	0.53	0.34	0.14

Dividends from net investment income	(0.39)	(0.46)	(0.44)	(0.41)	(0.32)	(0.39)	(0.46)	(0.44)	(0.40)	(0.30)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [2]	—	—	—	—	0.00 [2]

Net asset value, end of year	$9.38	$9.33	$9.95	$9.86	$9.92	$9.39	$9.34	$9.96	$9.87	$9.93

Total Investment Return[3]
Based on net asset value	5.02%	(1.68)%	5.55%	3.61%	1.49%[4]	4.98%	(1.73)%	5.50%	3.51%	1.43%[4]

Ratios to Average Net Assets
Total expenses	0.69%	0.69%	0.66%	0.68%	0.68%	0.76%	0.78%	0.67%	0.73%	0.80%

Total expenses after fees waived, reimbursed and paid indirectly	0.43%	0.42%	0.40%	0.41%	0.40%	0.46%	0.47%	0.44%	0.50%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%	0.40%	0.40%	0.40%	0.40%	0.44%	0.45%	0.44%	0.49%	0.55%

Net investment income	4.37%	4.79%	4.50%	4.02%	3.22%	4.30%	4.74%	4.46%	3.88%	3.07%

Supplemental Data
Net assets, end of year (000)	$224,546	$302,436	$419,426	$540,714	$543,043	$262,138	$345,204	$223,922	$218,192	$378,712

Portfolio turnover	154%[5]	149%[6]	148%	72%	127%	154%[5]	149%[6]	148%	72%	127%

See Notes to Financial Statements.

62	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Service
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.34	$9.96	$9.87	$9.93	$10.09

Net investment income[1]	0.35	0.43	0.41	0.35	0.28
Net realized and unrealized gain (loss)	0.04	(0.62)	0.09	(0.04)	(0.16)

Net increase (decrease) from investment operations	0.39	(0.19)	0.50	0.31	0.12

Dividends from net investment income	(0.35)	(0.43)	(0.41)	(0.37)	(0.28)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [2]

Net asset value, end of year	$9.38	$9.34	$9.96	$9.87	$9.93

Total Investment Return[3]
Based on net asset value	4.49%	(2.06)%	5.17%	3.19%	1.17%[4]

Ratios to Average Net Assets
Total expenses	1.06%	1.04%	0.99%	1.04%	1.05%

Total expenses excluding recoupment of past waived fees	1.06%	1.04%	0.99%	1.04%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	0.81%	0.76%	0.82%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.80%	0.79%	0.76%	0.81%	0.81%

Net investment income	3.90%	4.41%	4.14%	3.59%	2.82%

Supplemental Data
Net assets, end of year (000)	$373,497	$250,955	$251,037	$246,965	$377,470

Portfolio turnover	154%[5]	149%[6]	148%	72%	127%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	63

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor A					Investor A1
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007

	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.96	$9.87	$9.93	$10.10	$9.34	$9.96	$9.88

Net investment income[2]	0.34	0.43	0.41	0.35	0.28	0.37	0.45	0.42
Net realized and unrealized gain (loss)	0.05	(0.63)	0.09	(0.04)	(0.17)	0.05	(0.63)	0.08

Net increase (decrease) from investment operations	0.39	(0.20)	0.50	0.31	0.11	0.42	(0.18)	0.50

Dividends from net investment income	(0.35)	(0.42)	(0.41)	(0.37)	(0.28)	(0.37)	(0.44)	(0.42)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [3]	—	—	—

Net asset value, end of period	$9.38	$9.34	$9.96	$9.87	$9.93	$9.39	$9.34	$9.96

Total Investment Return[4]
Based on net asset value	4.50%	(2.08)%	5.15%	3.18%	1.07%[5]	4.77%	(1.90)%	5.18%[6]

Ratios to Average Net Assets
Total expenses	1.08%	1.10%	1.06%	1.19%	1.15%	0.96%	0.92%	0.91%[7]

Total expenses excluding recoupment of past waived fees	1.05%	1.10%	1.06%	1.19%	1.15%	0.96%	0.92%	0.91%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	0.83%	0.78%	0.82%	0.81%	0.65%	0.64%	0.62%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.81%	0.78%	0.81%	0.81%	0.63%	0.62%	0.62%[7]

Net investment income	3.82%	4.38%	4.14%	3.58%	2.81%	4.15%	4.58%	4.28%[7]

Supplemental Data
Net assets, end of period (000)	$130,435	$78,813	$72,651	$72,077	$75,652	$25,919	$34,801	$39,579

Portfolio turnover	154%[8]	149%[9]	148%	72%	127%	154%[8]	149%[9]	148%

See Notes to Financial Statements.

64	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor B
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.34	$9.96	$9.87	$9.93	$10.09

Net investment income[2]	0.29	0.36	0.34	0.28	0.21
Net realized and unrealized gain (loss)	0.04	(0.63)	0.09	(0.05)	(0.17)

Net increase (decrease) from investment operations	0.33	(0.27)	0.43	0.23	0.04

Dividends from net investment income	(0.29)	(0.35)	(0.34)	(0.29)	(0.20)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [3]

Net asset value, end of year	$9.38	$9.34	$9.96	$9.87	$9.93

Total Investment Return[4]
Based on net asset value	3.71%	(2.81)%	4.41%	2.41%	0.41%[5]

Ratios to Average Net Assets
Total expenses	1.88%	1.84%	1.78%	1.86%	1.81%

Total expenses excluding recoupment of past waived fees	1.87%	1.84%	1.78%	1.86%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.59%	1.58%	1.49%	1.57%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.57%	1.56%	1.49%	1.56%	1.56%

Net investment income	3.25%	3.65%	3.42%	2.83%	2.06%

Supplemental Data
Net assets, end of year (000)	$9,866	$15,451	$22,288	$31,938	$45,942

Portfolio turnover	154%[8]	149%[9]	148%	72%	127%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

9	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	65

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor B1			Investor B2
	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007

	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.95	$9.87	$9.34	$9.95	$9.87

Net investment income[2]	0.31	0.39	0.36	0.34	0.42	0.40
Net realized and unrealized gain (loss)	0.04	(0.62)	0.07	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.35	(0.23)	0.43	0.38	(0.20)	0.48

Dividends from net investment income	(0.31)	(0.38)	(0.35)	(0.34)	(0.41)	(0.40)

Net asset value, end of period	$9.38	$9.34	$9.95	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	3.97%	(2.45)%	4.49%[4]	4.34%	(2.10)%	4.93%[4]

Ratios to Average Net Assets
Total expenses	1.72%	1.66%	1.70%[5]	1.36%	1.26%	1.33%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.33%	1.31%	1.29%[5]	0.97%	0.96%	0.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.31%	1.29%	1.29%[5]	0.95%	0.93%	0.86%[5]

Net investment income	3.46%	3.93%	3.62%[5]	3.86%	4.27%	4.04%[5]

Supplemental Data
Net assets, end of period (000)	$710	$813	$1,435	$4,849	$7,287	$11,538

Portfolio turnover	154%[6]	149%[7]	148%	154%[6]	149%[7]	148%

See Notes to Financial Statements.

66	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor C
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.34	$9.95	$9.87	$9.93	$10.09

Net investment income[2]	0.28	0.36	0.34	0.28	0.21
Net realized and unrealized gain (loss)	0.05	(0.62)	0.08	(0.05)	(0.17)

Net increase (decrease) from investment operations	0.33	(0.26)	0.42	0.23	0.04

Dividends from net investment income	(0.29)	(0.35)	(0.34)	(0.29)	(0.20)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [8]

Net asset value, end of year	$9.38	$9.34	$9.95	$9.87	$9.93

Total Investment Return[3]
Based on net asset value	3.71%	(2.71)%	4.30%	2.42%	0.41%[9]

Ratios to Average Net Assets
Total expenses	1.81%	1.81%	1.75%	1.84%	1.81%

Total expenses excluding recoupment of past waived fees	1.81%	1.81%	1.75%	1.84%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.58%	1.57%	1.49%	1.57%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.56%	1.55%	1.49%	1.56%	1.57%

Net investment income	3.16%	3.65%	3.42%	2.84%	2.06%

Supplemental Data
Net assets, end of year (000)	$59,823	$45,461	$38,222	$50,065	$72,085

Portfolio turnover	154%[6]	149%[7]	148%	72%	127%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

8	Less than $0.01 per share.

9	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	67

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor C1			Investor C2
	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007

	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.96	$9.87	$9.34	$9.95	$9.87

Net investment income[2]	0.31	0.38	0.35	0.34	0.42	0.39
Net realized and unrealized gain (loss)	0.04	(0.62)	0.09	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.35	(0.24)	0.44	0.38	(0.20)	0.47

Dividends from net investment income	(0.31)	(0.38)	(0.35)	(0.34)	(0.41)	(0.39)

Net asset value, end of period	$9.38	$9.34	$9.96	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	3.94%	(2.56)%	4.57%[4]	4.35%	(2.07)%	4.88%[4]

Ratios to Average Net Assets
Total expenses	1.59%	1.56%	1.55%[5]	1.20%	1.16%	1.17%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.35%	1.32%	1.33%[5]	0.96%	0.93%	0.91%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.33%	1.30%	1.33%[5]	0.94%	0.91%	0.91%[5]

Net investment income	3.45%	3.91%	3.58%[5]	3.83%	4.30%	4.00%[5]

Supplemental Data
Net assets, end of period (000)	$6,274	$7,634	$9,833	$19,543	$22,452	$27,574

Portfolio turnover	154%[6]	149%[7]	148%	154%[6]	149%[7]	148%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

68	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Total Return Portfolio II
	BlackRock
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.63	$9.47	$9.51	$9.64	$9.76

Net investment income[1]	0.46	0.49	0.45	0.43	0.40
Net realized and unrealized gain (loss)	0.48	(0.86)	(0.05)	(0.08)	(0.11)

Net increase (decrease) from investment operations	0.94	(0.37)	0.40	0.35	0.29

Dividends and distributions from:
Net investment income	(0.49)	(0.47)	(0.44)	(0.43)	(0.39)
Net realized gain	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.49)	(0.47)	(0.44)	(0.48)	(0.41)

Net asset value, end of year	$9.08	$8.63	$9.47	$9.51	$9.64

Total Investment Return[2]
Based on net asset value	11.97%	(4.18)%	4.33%	3.74%	2.96%

Ratios to Average Net Assets
Total expenses	0.70%	1.05%	0.63%	0.61%	0.64%

Total expenses after fees waived, reimbursed and paid indirectly	0.51%	0.86%	0.44%	0.40%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.42%	0.40%	0.40%	0.40%	0.40%

Net investment income	5.47%	5.18%	4.74%	4.51%	4.13%

Supplemental Data
Net assets, end of year (000)	$1,256,814	$1,418,867	$1,613,031	$1,619,004	$1,543,861

Portfolio turnover	610%[3]	1,007%[4]	324%	197%	351%

	Institutional
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.62	$9.45	$9.49	$9.62	$9.74

Net investment income[1]	0.46	0.48	0.44	0.42	0.39
Net realized and unrealized gain (loss)	0.46	(0.85)	(0.05)	(0.08)	(0.12)

Net increase (decrease) from investment operations	0.92	(0.37)	0.39	0.34	0.27

Dividends and distributions from:
Net investment income	(0.48)	(0.46)	(0.43)	(0.42)	(0.37)
Net realized gain	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.48)	(0.46)	(0.43)	(0.47)	(0.39)

Net asset value, end of year	$9.06	$8.62	$9.45	$9.49	$9.62

Total Investment Return[2]
Based on net asset value	11.75%	(4.17)%	4.26%	3.66%	2.81%

Ratios to Average Net Assets
Total expenses	0.80%	1.12%	0.70%	0.66%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly	0.62%	0.95%	0.52%	0.47%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.53%	0.49%	0.48%	0.47%	0.55%

Net investment income	5.40%	5.10%	4.67%	4.46%	4.00%

Supplemental Data
Net assets, end of year (000)	$810,795	$995,813	$1,210,031	$773,866	$614,700

Portfolio turnover	610%[3]	1,007%[4]	324%	197%	351%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	69

Financial Highlights (continued)

	Total Return Portfolio II
	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.62	$9.46	$9.49	$9.62	$9.74	$8.62	$9.46	$9.50	$9.63	$9.75

Net investment income[1]	0.43	0.46	0.42	0.39	0.36	0.43	0.45	0.41	0.39	0.36
Net realized and unrealized gain (loss)	0.47	(0.86)	(0.04)	(0.07)	(0.11)	0.48	(0.86)	(0.05)	(0.08)	(0.11)

Net increase (decrease) from investment operations	0.90	(0.40)	0.38	0.32	0.25	0.91	(0.41)	0.36	0.31	0.25

Dividends and distributions from:
Net investment income	(0.46)	(0.44)	(0.41)	(0.40)	(0.35)	(0.46)	(0.43)	(0.40)	(0.39)	(0.35)
Net realized gain	—	—	—	(0.05)	(0.02)	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.46)	(0.44)	(0.41)	(0.45)	(0.37)	(0.46)	(0.43)	(0.40)	(0.44)	(0.37)

Net asset value, end of year	$9.06	$8.62	$9.46	$9.49	$9.62	$9.07	$8.62	$9.46	$9.50	$9.63

Total Investment Return[2]
Based on net asset value	11.46%	(4.48)%	4.10%	3.38%	2.54%	11.54%	(4.58)%	3.91%	3.32%	2.54%

Ratios to Average Net Assets
Total expenses	1.10%	1.34%	1.03%	0.95%	1.03%	1.10%	1.45%	1.08%	1.11%	1.13%

Total expenses excluding recoupment of past waived fees	1.08%	1.34%	1.03%	0.95%	1.03%	1.10%	1.45%	1.08%	1.11%	1.13%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%	1.14%	0.77%	0.76%	0.81%	0.91%	1.27%	0.85%	0.81%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.69%	0.73%	0.76%	0.81%	0.82%	0.81%	0.81%	0.81%	0.81%

Net investment income	5.14%	4.90%	4.40%	4.16%	3.73%	5.04%	4.78%	4.34%	4.11%	3.72%

Supplemental Data
Net assets, end of year (000)	$39,291	$59,642	$60,380	$127,902	$158,200	$226,782	$220,122	$236,934	$236,621	$214,196

Portfolio turnover	610%[3]	1,007%[4]	324%	197%	351%	610%[3]	1,007%[4]	324%	197%	351%

	Investor B
	Year Ended September 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.62	$9.46	$9.49	$9.62	$9.75

Net investment income[1]	0.36	0.37	0.34	0.31	0.29
Net realized and unrealized gain (loss)	0.47	(0.85)	(0.04)	(0.08)	(0.13)

Net increase (decrease) from investment operations	0.83	(0.48)	0.30	0.23	0.16

Dividends and distributions from:
Net investment income	(0.39)	(0.36)	(0.33)	(0.31)	(0.27)
Net realized gain	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.39)	(0.36)	(0.33)	(0.36)	(0.29)

Net asset value, end of year	$9.06	$8.62	$9.46	$9.49	$9.62

Total Investment Return[2]
Based on net asset value	10.53%	(5.34)%	3.21%	2.49%	1.67%

Ratios to Average Net Assets
Total expenses	1.93%	2.26%	1.81%	1.81%	1.78%

Total expenses excluding recoupment of past waived fees	1.92%	2.26%	1.81%	1.81%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly	1.74%	2.09%	1.63%	1.62%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.65%	1.61%	1.59%	1.62%	1.56%

Net investment income	4.31%	3.98%	3.57%	3.31%	2.97%

Supplemental Data
Net assets, end of year (000)	$14,537	$22,500	$30,054	$38,797	$49,389

Portfolio turnover	610%[3]	1,007%[4]	324%	197%	351%

See Notes to Financial Statements.

70	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (concluded)

	Total Return Portfolio II
	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,		Period October 2, 2006[5] to September 30, 2007

	2009	2008	2007	2006	2005	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.59	$9.42	$9.50	$9.63	$9.75	$8.63	$9.47	$9.51

Net investment income[1]	0.36	0.38	0.34	0.31	0.29	0.40	0.43	0.38
Net realized and unrealized gain (loss)	0.47	(0.85)	(0.09)	(0.07)	(0.12)	0.47	(0.86)	(0.05)

Net increase (decrease) from investment operations	0.83	(0.47)	0.25	0.24	0.17	0.87	(0.43)	0.33

Dividends and distributions from:
Net investment income	(0.39)	(0.36)	(0.33)	(0.32)	(0.27)	(0.43)	(0.41)	(0.37)
Net realized gain	—	—	—	(0.05)	(0.02)	—	—	—

Total dividends and distributions	(0.39)	(0.36)	(0.33)	(0.37)	(0.29)	(0.43)	(0.41)	(0.37)

Net asset value, end of period	$9.03	$8.59	$9.42	$9.50	$9.63	$9.07	$8.63	$9.47

Total Investment Return[2]
Based on net asset value	10.61%	(5.22)%	2.71%	2.52%	1.77%	11.10%	(4.82)%	3.59%[6]

Ratios to Average Net Assets
Total expenses	1.86%	2.19%	1.76%	1.78%	1.78%	1.38%	1.74%	1.40%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.69%	2.02%	1.58%	1.59%	1.56%	1.20%	1.48%	1.14%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.60%	1.57%	1.54%	1.59%	1.56%	1.11%	1.02%	1.10%[7]

Net investment income	4.27%	4.04%	3.61%	3.33%	2.93%	4.69%	4.60%	4.08%[7]

Supplemental Data
Net assets, end of period (000)	$107,567	$88,763	$78,995	$63,223	$73,954	$283	$169	$23

Portfolio turnover	610%[3]	1,007%[4]	324%	197%	351%	610%[3]	1,007%[4]	324%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

5	Commencement of operations.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	71

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 33 registered portfolios, of which the BlackRock Government Income Portfolio (“Government Income”), BlackRock High Yield Bond Portfolio (“High Yield Bond”), BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) and BlackRock Total Return Portfolio II (“Total Return II”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Shares of Investor B, Investor B1, Investor B2, Investor C Investor C1 and Investor C2 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. Prior to October 2, 2006, Government Income, High Yield Bond and Total Return II Portfolios’ Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to the service of such shares and Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B1 and Investor B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares for Low Duration Bond) after approximately 10 years. Investor B shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchases by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair values of asset-backed and mortgage-backed securities are estimated based on models. The models consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on

72	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains/losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities that represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may not fully recoup their initial investments in IO’s.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments

ANNUAL REPORT	SEPTEMBER 30, 2009	73

Notes to Financial Statements (continued)

does not affect the purchase or sale of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Portfolios may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

The Portfolios earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recognized on the accrual basis. When a Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Portfolio may include covenant waiver fees and covenant modification fees.

A Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. A Portfolio may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. A Portfolio’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Portfolio’s maximum amount of loss is the unrealized gain of the commitment.

Inflation-indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realize gains and

74	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

TBA Commitments: The Portfolios may enter into TBA commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps, written options, foreign currency exchange contracts and financial futures contracts) or certain borrowings (e.g. TALF loans), each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains paid by the Portfolios are recorded on the ex-dividend date.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of each Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolios typically receive income on loaned securities but do not receive income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

ANNUAL REPORT	SEPTEMBER 30, 2009	75

Notes to Financial Statements (continued)

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for the four years ended September 30, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: As of September 30, 2009, Government Income and Low Duration Bond each recorded a bank overdraft resulting from the estimation of available cash. The overdrafts resulted in fees being charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit, equity, interest rate and foreign currency exchange rate risks. Losses may arise if the price of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For over-the counter purchased options, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Portfolios do not give rise to counterparty credit risk, as written options obligate the Portfolios to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The

76	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the United States dollar.

Options: The Portfolios may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, a Portfolio bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value. The Portfolios may execute transactions in both listed and over-the-counter options.

Swaps: The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Portfolios may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which they are not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising an index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising an index.

•

Interest rate swaps — The Portfolios may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

ANNUAL REPORT	SEPTEMBER 30, 2009	77

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

	Value of Derivative Instruments as of September 30, 2009*
	Asset Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration	Total Return II
Interest rate contracts**	Net unrealized appreciation/ depreciation	—	—	$577,551	$1,988,971
	Unrealized appreciation on swaps	$1,682,462	—	1,367,884	13,159,477
	Investments at value — unaffiliated	6,522,874	—	753,791	12,900,889
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$371,448	24,675	348,726
Credit contracts	Unrealized appreciation on swaps	—	1,138,305	—	—
Equity contracts	Investments at value — unaffiliated	—	106,550	—	—

Total		$8,205,336	$1,616,303	$2,723,901	$28,398,063

	Liability Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration	Total Return II
Interest rate contracts**	Net unrealized appreciation/ depreciation	$912,638	—	$513,320	$631,124
	Options written — at value	21,083,919	—	11,374,231	56,118,503
	Unrealized depreciation on swaps	3,679,533	—	1,422,149	7,092,537
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$407,033	—	—
Credit contracts	Unrealized depreciation on swaps	—	11,906,985	—	127,845

Total		$25,676,090	$12,314,018	$13,309,700	$63,970,009

*	For details of open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

	The Effect of Derivative Instruments on the Statements of Operations Year Ended September 30, 2009
	Net Realized Gain (Loss) From
	Government Income	High Yield Bond	Low Duration	Total Return II
Credit contracts:
Options*	—	$2,250,000	—	—
Swaps	—	(24,259,134)	—	—
Equity contracts:
Financial futures contracts	—	—	—	$1,923
Options*	—	137,100	—	17,541,725
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	(1,169,940)	$(302,153)	9,527,727
Interest rate contracts:
Financial futures contracts	$(35,287,979)	—	8,282,199	14,159,613
Options*	(33,669)	—	401,978	(1,744,457)
Swaps	1,509,532	—	691,112	(26,523,595)

Total	$(33,812,116)	$(23,041,974)	$9,073,136	$12,962,936

78	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on
	Government Income	High Yield Bond	Low Duration	Total Return II
Credit contracts:
Swaps	—	$(2,129,540)	$(415,242)	$432,714
Equity contracts:
Options*	—	(72,986)	—	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	(2,860,823)	(381,729)	(7,191,883)
Interest rate contracts:
Financial futures contracts	$(2,757,765)	—	(3,195,854)	12,203,763
Options*	1,187,145	(211,955)	1,277,152	(9,137,196)
Swaps	7,841,211	—	(661,467)	7,471,494

Total	$6,270,591	$(5,275,304)	$(3,377,140)	$3,778,892

*	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	.500%
$1 Billion — $2 Billion	.450
$2 Billion — $3 Billion	.425
Greater Than $3 Billion	.400

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. Prior to July 1, 2009, the expense limitations as a percentage of net assets were as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	0.45%	0.55%	0.40%	0.40%
Institutional	0.70%[1]	0.70%	0.55%	0.55%
Service	0.90%	1.00%	0.85%	0.85%
Investor A	1.07%	0.96%	0.81%	0.81%
Investor A1	NA	NA	0.62%[1]	NA
Investor B	1.82%	1.71%	1.56%	1.65%
Investor B1	1.47%[1]	1.44%[1]	1.29%[1]	NA
Investor B2	NA	NA	0.94%[1]	NA
Investor C	1.82%	1.71%	1.56%	1.65%
Investor C1	1.53%[1]	1.49%[1]	1.33%[1]	NA
Investor C2	NA	NA	0.94%[1]	NA
Class R	1.21%[1]	1.17%[1]	NA	1.10%

ANNUAL REPORT	SEPTEMBER 30, 2009	79

Notes to Financial Statements (continued)

Effective July 1, 2009, the expense limitations as a percentage of net assets are as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	0.45%	0.58%	0.41%	0.45%
Institutional	0.70%[1]	0.70%	0.55%	0.58%
Service	0.90%	1.02%	0.85%	0.93%
Investor A	1.07%	1.05%	0.84%	0.89%
Investor A1	NA	NA	0.64%[1]	NA
Investor B	1.82%	1.87%	1.62%	1.73%
Investor B1	1.47%[1]	1.58%[1]	1.34%[1]	NA
Investor B2	NA	NA	0.97%[1]	NA
Investor C	1.82%	1.87%	1.60%	1.66%
Investor C1	1.53%[1]	1.63%[1]	1.38%[1]	NA
Investor C2	NA	NA	0.97%[1]	NA
Class R	1.21%[1]	1.28%[1]	NA	1.17%

1	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses to limit expenses as stated above. The voluntary waiver or reimbursement may be reduced or discontinued at any time.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	NA
Investor A	0.25%	NA
Investor A1	0.10%	NA
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B2	0.10%	0.30%

	Service Fee	Distribution Fee
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Investor R shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Government Income	$129,490
High Yield Bond	$81,436
Low Duration Bond	$20,837
Total Return II	$156,365

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) received the following contingent deferred sales charges relating to transactions in Investor A, Investor B, Investor B1, Investor B2, Investor C, and Investor C1 Shares:

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Investor A	$6,326	$11,483	$9,851	$11,392
Investor B	$45,305	$45,286	$19,437	$24,607
Investor B1	$22,292	$12,959	$105	$37,464
Investor B2	—	—	$288	—
Investor C	$44,786	$33,245	$39,859	—
Investor C1	$1,633	$112	—	—

80	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolios incurred the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Government Income	$763,355
High Yield Bond	$152,647
Low Duration Bond	$144,746
Total Return II	$364,738

The Manager maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares for the year ended September 30, 2009. Each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	—	$1,996	—	$4,860
Institutional	$614	7,732	$2,639	14,941
Service	7	2,864	7,271	1,090
Investor A	26,954	96,286	6,469	14,897
Investor A1	—	—	579	—
Investor B	2,280	428	943	1,027
Investor B1	2,440	1,106	15	—
Investor B2	—	—	267	—
Investor C	3,782	4,541	2,185	2,880
Investor C1	2,209	399	116	—
Investor C2	—	—	442	—
Class R	809	200	—	5

Total	$39,095	$115,552	$20,926	$39,700

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As of September 30, 2009, the Portfolios had no securities loaned to MLPF&S or its affiliates. For the year ended September 30, 2009, BIM did not earn any securities lending agent fees. PFPC Trust Company, the Funds’ securities lending agent prior to October 1, 2007, continues to be such agent for certain securities loaned by the High Yield Bond Portfolio, and as of September 30, 2009 not returned. The securities loaned had no value as of September 30, 2009.

ANNUAL REPORT	SEPTEMBER 30, 2009	81

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$8	$99,608	$57,114	$210,697
Institutional	31,798	95,071	46,744	171,823
Service	212	34,452	89,921	10,925
Investor A	162,570	130,324	19,838	51,595
Investor A1	—	—	6,835	—
Investor B	5,533	6,590	3,003	4,391
Investor B1	27,938	5,794	182	—
Investor B2	—	—	1,389	—
Investor C	21,106	16,296	11,742	22,921
Investor C1	40,946	5,628	1,659	—
Investor C2	—	—	4,910	—
Class R	15,346	2,170	—	50

Total	$305,457	$395,933	$243,337	$472,402

	Administration Fees Waived
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$8	$96,887	$56,563	$210,444
Institutional	26,666	29,729	30,582	42,134
Service	84	10,345	21,481	1,969
Investor A	—	118,800	8,631	30,274
Investor A1	—	—	6,573	—
Investor B	—	4,931	2,349	2,199
Investor B1	17,176	4,488	172	—
Investor B2	—	—	1,322	—
Investor C	2,567	8,999	457	—
Investor C1	35,735	4,101	402	—
Investor C2	—	—	442	—
Class R	15,346	2,170	—	13

Total	$97,582	$280,450	$128,974	$287,033

	Service and Distribution Fees
Share Classes	Government Income	High Yield Bond II	Low Duration Bond	Total Return II
Service	$2,126	$344,115	$899,224	$109,030
Investor A	1,876,140	1,358,692	198,123	512,706
Investor A1	—	—	27,537	—
Investor B	220,714	262,710	119,972	175,021
Investor B1	839,520	174,064	5,454	—
Investor B2	—	—	22,302	—
Investor C	845,049	650,704	468,800	916,397
Investor C1	1,312,207	180,450	53,196	—
Investor C2	—	—	78,831	—
Class R	307,696	43,522	—	1,007

Total	$5,403,452	$3,014,257	$1,873,439	$1,714,161

	Transfer Agent Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$54	$8,267	$2,759	$70,738
Institutional	410,599	249,516	140,885	867,427
Service	1,404	195,116	451,123	58,550
Investor A	1,322,955	1,532,969	94,633	321,574
Investor A1	—	—	46,213	—
Investor B	44,092	53,349	21,352	38,486
Investor B1	272,562	37,178	2,041	—
Investor B2	—	—	15,000	—
Investor C	228,920	115,588	58,831	145,392
Investor C1	561,827	47,062	6,927	—
Investor C2	—	—	21,089	—
Class R	206,933	50,344	—	356

Total	$3,049,346	$2,289,389	$860,853	$1,502,523

	Transfer Agent Fees Waived
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	—	$1,659	—	$4,831
Institutional	$384	2,643	$1,742	8,007
Service	7	642	1,793	12
Investor A	—	74,494	3,379	7,160
Investor A1	—	—	577	—
Investor B	—	419	918	555
Investor B1	1,708	1,097	15	—
Investor B2	—	—	267	—
Investor C	344	2,310	18	—
Investor C1	2,133	399	—	—
Investor C2	—	—	—	—
Class R	809	200	—	—

Total	$5,385	$83,863	$8,709	$20,565

	Transfer Agent Fees Reimbursed
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$51	$4,365	$2,728	$65,737
Institutional	124,733	40,694	96,249	83,762
Service	338	24,889	129	13,034
Investor A	—	558,023	2,397	11,234
Investor A1	—	—	12,436	—
Investor B	—	16,006	3,481	294
Investor B1	32,468	9,863	962	—
Investor B2	—	—	7,241	—
Investor C	67	10,145	—	—
Investor C1	114,748	14,683	—	—
Investor C2	—	—	—	—
Class R	45,631	37,704	—	7

Total	$318,036	$716,372	$125,623	$174,068

If during a Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in

82	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolios:

Recoupment of Past Waived Fees

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Service	—	$20,088	$4,031	$6,944
Investor A	$16,133	14,606	21,614	—
Investor B	175	3,702	1,328	1,772
Investor C	5,678	—	2,483	—

Total	$21,986	$38,396	$29,456	$8,716

On September 30, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011
Government Income	$2,934,427	$2,008,216
High Yield Bond	$2,475,970	$1,688,133
Low Duration Bond	$3,016,562	$2,405,143
Total Return II	$5,676,552	$4,437,556

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2009:

Government Income	$3,077,607
High Yield Bond	$2,137,740
Low Duration Bond	$2,820,863
Total Return II	$5,796,201

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2009, which is included in interest and dividends — affiliated in the Statements of Operations, were as follows:

Government Income	$378
High Yield Bond	$616
Low Duration Bond	$176
Total Return II	$273

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown in the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions, excluding short-term securities and US government securities for the year ended September 30, 2009, were as follows:

	Purchases	Sales
Government Income	$19,605,050,169	$21,014,321,135
High Yield Bond	$2,063,841,298	$1,534,509,120
Low Duration Bond	$1,317,770,390	$1,277,243,667
Total Return II	$12,649,488,770	$14,344,397,225

Purchases and sales of US government securities for the year ended September 30, 2009, were as follows:

	Purchases	Sales
Government Income	$13,265,929,672	$13,265,626,347
Low Duration Bond	$428,605,642	$316,799,759
Total Return II	$5,125,184,422	$4,888,688,673

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2009, were as follows:

	Purchases	Sales
Government Income	$9,147,025,222	$9,149,898,934
Low Duration Bond	$272,457,702	$272,986,673
Total Return II	$7,900,789,034	$7,905,364,453

Written option transactions during the year ended September 30, 2009 are summarized as follows:

	Government Income				High Yield
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	4,700	$1,252,550	4,700	$1,252,550	7,242	$834,600	4,500	$1,552,500
Options written	126,190	61,525,223	129,515	64,551,021	—	—	—	—
Options expired	(4,700)	(1,252,550)	(5,261)	(2,180,816)	(4,500)	(697,500)	(4,500)	(1,552,500)
Options closed	(98,570)	(49,927,985)	(99,874)	(51,295,518)	(2,742)	(137,100)	—	—

Options outstanding at end of year	27,620	$11,597,238	29,080	$12,327,237	—	$—	—	$—

ANNUAL REPORT	SEPTEMBER 30, 2009	83

Notes to Financial Statements (continued)

	Low Duration				Total Return II
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	$—	8,448	$513,449	40,400	$12,835,735	84,450	$16,492,042
Options written	23,809	6,896,361	39,541	7,809,106	136,680	61,291,843	141,860	57,817,523
Options expired	—	—	(8,448)	(513,449)	—	—	(69,807)	(9,124,429)
Options closed	(9,599)	(1,186,106)	(9,441)	(1,255,577)	(109,680)	(47,164,025)	(75,243)	(36,628,504)

Options outstanding at end of year	14,210	$5,710,255	30,100	$6,553,529	67,400	$26,963,553	81,260	$28,556,632

5. Borrowings:

For the year ended September 30, 2009, the average amount of borrowings and the daily weighted average interest rates in TALF loans (as defined below), treasury rolls and reverse repurchase agreements were as follows:

Portfolios	Average Borrowings	Daily Weighted Average Interest Rate
Low Duration Bond	$53,861,629	0.61%
Total Return II	$305,854,566	1.15%

For the year ended September 30, 2009, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

Portfolios	Average Borrowings	Daily Weighted Average Interest Rate
Government Income	$278,322,920	1.55%

On August 28, 2009, Low Duration and Total Return II borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). Each Portfolio posted as collateral already held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are included in loans payable on the Statements of Assets and Liabilities.

The following is a summary of outstanding TALF loans and related information as of September 30, 2009:

	Number of Loans	Aggregate Amount of Loans	Maturity Date	Interest Rates	Value of Eligible Securities
Low Duration Bond	2	$26,829,540	8/28/14	3.87%	$32,615,221
Total Return II	3	$57,340,142	8/28/14	3.87%	$68,294,896

The non-recourse provision of the TALF loans allows the Portfolios to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities fall below the outstanding amount of the loan. The Portfolios can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. Each Portfolio paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by each Portfolio and is included in borrowing costs in the Statements of Operations. Each Portfolio also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is reflected as interest expense in the Statements of Operations.

Since the Portfolios have the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Portfolios associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Portfolios.

The Portfolios have elected to account for the outstanding TALF loans at fair value. The Portfolios elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Portfolios consider various factors such as observable market transactions, if available, changes in the value of Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any changes in unrealized gain or loss associated with fair valuing TALF loans will be reflected in the Statements of Operations. As of September 30, 2009, the fair value of each Portfolio’s TALF loan obligation was determined to be equal to its face value and as a result there were no unrealized gains or losses recorded by the Portfolios.

6. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow

84	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2009.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2009 attributable to characterization of expenses, foreign currency transactions, net paydown gains and losses, the accounting for swap agreements, classification of settlement proceeds, the expiration of capital loss carryforwards and amortization methods on fixed income securities were reclassified to the following accounts:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Paid-in Capital	—	$(10,461)	$(601,573)	$(5,193)
Undistributed (distributions in excess of) Net Investment Income	$416,968	$(4,279,952)	$6,531,656	$26,542,150
Accumulated Net Realized Loss	$(416,968)	$4,279,952	$(5,930,083)	$(26,542,150)
Net Unrealized Appreciation/Depreciation on Investments	—	$10,461	—	$5,193

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Ordinary Income
9/30/09	$54,552,312	$171,956,805	$39,509,219	$146,039,323
9/30/08	$71,192,958	$141,741,265	$54,552,927	$153,381,636

As of September 30, 2009, the tax components of net accumulated losses were as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Undistributed Ordinary Income	$1,984,815	—	$4,810,595	$8,579,593
Capital Loss Carryforwards	(60,836,037)	$(237,375,822)	(69,633,871)	(63,809,171)
Net Unrealized Losses*	(35,273,967)	(125,381,738)	(48,980,470)	(176,327,876)

Total	$(94,125,189)	$(362,757,560)	$(113,803,746)	$(231,557,454)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income and other temporary differences.

As of September 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	Government Income	High Yield Bond	Low Duration Bond	Total Return II
2010	—	$43,266,116	$455,028	—
2011	—	44,656,084	6,545,432	—
2012	—	11,456,446	5,530,011	—
2013	—	10,436,405	13,019,938	—
2014	—	15,290,072	19,085,429	$688,405
2015	$8,742,160	—	10,693,557	24,358,967
2016	52,093,877	1,726,782	—	6,470,125
2017	—	110,543,917	14,304,476	32,291,674

Total	$60,836,037	$237,375,822	$69,633,871	$63,809,171

ANNUAL REPORT	SEPTEMBER 30, 2009	85

Notes to Financial Statements (continued)

8. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

9. Bridge Debt Commitments:

High Yield Bond may invest in floating rate senior loans. In connection with these investments, High Yield Bond may, with its Manager, also enter into senior unsecured bridge financing commitments. Bridge financing commitments may obligate High Yield Bond to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2009, High Yield Bond had outstanding bridge financing commitments of $12 million with Warner Chilcott. In connection with these commitments, High Yield Bond earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period and is included in interest in the Statements of Operations. The unrecognized commitment fee income is recorded on the Statements of Assets and Liabilities as “deferred income liability.”

10. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Government Income Portfolio	Shares	Amount	Shares	Amount

BlackRock
Shares sold	8,174	$83,630	82,716	$885,761
Shares issued in reinvestment of dividends	161	1,668	417	4,386

Total issued	8,335	85,298	83,133	890,147
Shares redeemed	(426)	(4,381)	(83,261)	(883,491)

Net increase (decrease)	7,909	$80,917	(128)	$6,656

Institutional
Shares sold	6,381,384	$66,335,080	9,736,322	$103,338,669
Shares issued in reinvestment of dividends	503,330	5,248,968	1,032,685	10,951,062

Total issued	6,884,714	71,584,048	10,769,007	114,289,731
Shares redeemed	(16,349,666)	(171,776,364)	(20,486,979)	(217,609,767)

Net decrease	(9,464,952)	$(100,192,316)	(9,717,972)	$(103,320,036)

Service
Shares sold	59,860	$621,176	39,584	$426,793
Shares issued in reinvestment of dividends	3,026	31,521	3,152	33,308

Total issued	62,886	652,697	42,736	460,101
Shares redeemed	(42,886)	(442,473)	(33,789)	(358,203)

Net increase	20,000	$210,224	8,947	$101,898

86	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Government Income Portfolio (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	27,517,030	$288,736,021	24,709,902	$262,078,086
Shares issued in reinvestment of dividends	2,572,154	26,809,002	3,266,693	34,584,756

Total issued	30,089,184	315,545,023	27,976,595	296,662,842
Shares redeemed	(39,775,447)	(415,800,105)	(41,608,556)	(440,048,423)

Net decrease	(9,686,263)	$(100,255,082)	(13,631,961)	$(143,385,581)

Investor B
Shares sold	837,860	$8,677,412	584,476	$6,201,242
Shares issued in reinvestment of dividends	59,206	618,115	64,851	686,606

Total issued	897,066	9,295,527	649,327	6,887,848
Shares redeemed and automatic conversion of shares	(1,384,558)	(14,414,141)	(895,246)	(9,425,114)

Net decrease	(487,492)	$(5,118,614)	(245,919)	$(2,537,266)

Investor B1
Shares sold	1,686,360	$17,630,705	1,887,237	$20,093,750
Shares issued in reinvestment of dividends	318,048	3,316,430	453,114	4,795,852

Total issued	2,004,408	20,947,135	2,340,351	24,889,602
Shares redeemed	(5,121,859)	(53,305,044)	(5,654,531)	(59,703,579)

Net decrease	(3,117,451)	$(32,357,909)	(3,314,180)	$(34,813,977)

Investor C
Shares sold	6,858,483	$71,256,978	3,477,221	$36,653,168
Shares issued in reinvestment of dividends	239,123	2,492,452	134,564	1,418,758

Total issued	7,097,606	73,749,430	3,611,785	38,071,926
Shares redeemed	(5,119,848)	(53,109,085)	(1,555,393)	(16,362,168)

Net increase	1,977,758	$20,640,345	2,056,392	$21,709,758

Investor C1
Shares sold	3,725,117	$38,853,781	3,490,539	$37,015,353
Shares issued in reinvestment of dividends	498,266	5,187,489	602,048	6,358,800

Total issued	4,223,383	44,041,270	4,092,587	43,374,153
Shares redeemed	(5,609,908)	(58,404,649)	(5,458,857)	(57,605,489)

Net decrease	(1,386,525)	$(14,363,379)	(1,366,270)	$(14,231,336)

Class R
Shares sold	4,156,476	$43,175,983	4,175,402	$44,228,313
Shares issued in reinvestment of dividends	235,733	2,456,672	234,672	2,477,706

Total issued	4,392,209	45,632,655	4,410,074	46,706,019
Shares redeemed	(4,542,804)	(47,323,912)	(3,045,823)	(32,228,692)

Net increase (decrease)	(150,595)	$(1,691,257)	1,364,251	$14,477,327

ANNUAL REPORT	SEPTEMBER 30, 2009	87

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
High Yield Bond	Shares	Amount	Shares	Amount

BlackRock
Shares sold	42,353,679	$235,964,425	19,394,183	$141,706,543
Shares issued in reinvestment of dividends	7,185,518	40,856,467	3,628,712	26,753,500

Total issued	49,539,197	276,820,892	23,022,895	168,460,043
Shares redeemed	(13,297,664)	(77,666,835)	(6,884,918)	(51,448,580)

Net increase	36,241,533	$199,154,057	16,137,977	$117,011,463

Institutional
Shares sold	57,273,230	$316,130,428	18,925,986	$140,001,036
Shares issued in reinvestment of dividends	3,021,676	17,040,621	1,090,035	8,029,338

Total issued	60,294,906	333,171,049	20,016,021	148,030,374
Shares redeemed	(36,688,944)	(206,459,463)	(15,018,690)	(111,732,790)

Net increase	23,605,962	$126,711,586	4,997,331	$36,297,584

Service
Shares sold	18,375,030	$101,296,451	9,839,862	$73,463,534
Shares issued in reinvestment of dividends	2,511,305	14,104,501	1,835,760	13,580,885

Total issued	20,886,335	115,400,952	11,675,622	87,044,419
Shares redeemed	(18,647,443)	(105,086,341)	(12,487,892)	(92,887,690)

Net increase (decrease)	2,238,892	$10,314,611	(812,270)	$(5,843,271)

Investor A
Shares sold and automatic conversion of shares	60,436,846	$336,982,227	33,993,486	$253,967,139
Shares issued in reinvestment of dividends	8,127,996	45,591,044	5,245,966	38,674,359

Total issued	68,564,842	382,573,271	39,239,452	292,641,498
Shares redeemed	(48,691,598)	(270,997,412)	(23,128,968)	(171,252,564)

Net increase	19,873,244	$111,575,859	16,110,484	$121,388,934

Investor B
Shares sold	381,098	$2,168,005	188,222	$1,402,036
Shares issued in reinvestment of dividends	337,323	1,868,145	374,658	2,779,674

Total issued	718,421	4,036,150	562,880	4,181,710
Shares redeemed and automatic conversion of shares	(2,423,698)	(13,413,788)	(3,057,468)	(22,787,445)

Net decrease	(1,705,277)	$(9,377,638)	(2,494,588)	$(18,605,735)

Investor B1
Shares sold	28,770	$161,480	37,160	$286,965
Shares issued in reinvestment of dividends	171,602	945,209	268,426	1,995,975

Total issued	200,372	1,106,689	305,586	2,282,940
Shares redeemed	(3,110,800)	(16,968,009)	(4,621,202)	(34,364,264)

Net decrease	(2,910,428)	$(15,861,320)	(4,315,616)	$(32,081,324)

88	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
High Yield Bond (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	8,361,515	$46,741,784	2,249,284	$16,758,936
Shares issued in reinvestment of dividends	693,430	3,928,886	447,461	3,308,410

Total issued	9,054,945	50,670,670	2,696,745	20,067,346
Shares redeemed	(3,350,467)	(18,979,467)	(2,391,213)	(17,860,180)

Net increase	5,704,478	$31,691,203	305,532	$2,207,166

Investor C1
Shares sold	117,093	$646,144	173,636	$1,298,437
Shares issued in reinvestment of dividends	225,301	1,257,665	205,396	1,523,512

Total issued	342,394	1,903,809	379,032	2,821,949
Shares redeemed	(906,738)	(5,022,758)	(1,329,365)	(9,973,416)

Net decrease	(564,344)	$(3,118,949)	(950,333)	$(7,151,467)

Class R
Shares sold	1,180,173	$6,634,643	970,141	$7,236,899
Shares issued in reinvestment of dividends	158,110	888,525	96,041	706,850

Total issued	1,338,283	7,523,168	1,066,182	7,943,749
Shares redeemed	(897,544)	(4,985,101)	(581,671)	(4,328,646)

Net increase	440,739	$2,538,067	484,511	$3,615,103

Low Duration Bond

BlackRock
Shares sold	3,571,557	$31,989,456	6,095,893	$60,030,454
Shares issued in reinvestment of dividends	963,822	8,580,337	1,328,523	13,006,899

Total issued	4,535,379	40,569,793	7,424,416	73,037,353
Shares redeemed	(12,993,343)	(116,573,887)	(17,171,127)	(168,832,761)

Net decrease	(8,457,964)	$(76,004,094)	(9,746,711)	$(95,795,408)

Institutional
Shares sold	16,960,878	$154,637,471	25,926,473	$256,845,835
Shares issued in reinvestment of dividends	374,247	3,344,283	1,083,438	10,611,748

Total issued	17,335,125	157,981,754	27,009,911	267,457,583
Shares redeemed	(26,371,614)	(242,997,313)	(12,538,127)	(122,934,237)

Net increase (decrease)	(9,036,489)	$(85,015,559)	14,471,784	$144,523,346

Service
Shares sold	32,739,067	$283,514,070	8,288,723	$81,346,797
Shares issued in reinvestment of dividends	1,574,647	14,004,951	1,131,072	11,076,466

Total issued	34,313,714	297,519,021	9,419,795	92,423,263
Shares redeemed	(21,379,471)	(189,333,567)	(7,760,086)	(75,979,753)

Net increase	12,934,243	$108,185,454	1,659,709	$16,443,510

ANNUAL REPORT	SEPTEMBER 30, 2009	89

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Low Duration Bond (continued)	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	11,976,976	$108,481,941	4,887,826	$48,198,836
Shares issued in reinvestment of dividends	252,640	2,257,198	311,664	3,052,502

Total issued	12,229,616	110,739,139	5,199,490	51,251,338
Shares redeemed	(6,766,858)	(61,277,142)	(4,057,281)	(39,773,918)

Net increase	5,462,758	$49,461,997	1,142,209	$11,477,420

Investor A1
Shares sold	261,715	$2,346,151	476,300	$4,703,369
Shares issued in reinvestment of dividends	91,942	819,080	132,874	1,302,474

Total issued	353,657	3,165,231	609,174	6,005,843
Shares redeemed	(1,317,481)	(11,841,861)	(857,496)	(8,430,956)

Net decrease	(963,824)	$(8,676,630)	(248,322)	$(2,425,113)

Investor B
Shares sold	253,952	$2,278,347	215,200	$2,103,223
Shares issued in reinvestment of dividends	35,696	316,961	54,667	536,598

Total issued	289,648	2,595,308	269,867	2,639,821
Shares redeemed and automatic conversion of shares	(892,351)	(7,963,388)	(853,812)	(8,389,543)

Net decrease	(602,703)	$(5,368,080)	(583,945)	$(5,749,722)

Investor B1
Shares sold	5,535	$49,359	12,035	$118,117
Shares issued in reinvestment of dividends	2,484	22,080	4,011	39,378

Total issued	8,019	71,439	16,046	157,495
Shares redeemed	(19,364)	(172,561)	(73,153)	(717,374)

Net decrease	(11,345)	$(101,122)	(57,107)	$(559,879)

Investor B2
Shares sold	24,586	$219,760	43,963	$435,252
Shares issued in reinvestment of dividends	19,090	169,644	31,609	310,124

Total issued	43,676	389,404	75,572	745,376
Shares redeemed	(307,213)	(2,732,979)	(454,279)	(4,471,992)

Net decrease	(263,537)	$(2,343,575)	(378,707)	$(3,726,616)

Investor C
Shares sold	3,903,541	$35,176,309	2,393,310	$23,256,626
Shares issued in reinvestment of dividends	134,196	1,196,462	120,152	1,175,225

Total issued	4,037,737	36,372,771	2,513,462	24,431,851
Shares redeemed	(2,529,896)	(22,636,340)	(1,484,264)	(14,525,559)

Net increase	1,507,841	$13,736,431	1,029,198	$9,906,292

90	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount

Investor C1
Shares sold	14,927	$133,880	8,741	$86,189
Shares issued in reinvestment of dividends	18,437	163,904	25,953	254,518

Total issued	33,364	297,784	34,694	340,707
Shares redeemed	(182,262)	(1,633,134)	(204,753)	(2,016,098)

Net decrease	(148,898)	$(1,335,350)	(170,059)	$(1,675,391)

Investor C2
Shares sold	230	$2,144	3,162	$32,167
Shares issued in reinvestment of dividends	46,088	409,970	60,816	595,932

Total issued	46,318	412,114	63,978	628,099
Shares redeemed	(367,818)	(3,264,227)	(429,332)	(4,209,330)

Net decrease	(321,500)	$(2,852,113)	(365,354)	$(3,581,231)

Total Return II

BlackRock
Shares sold	25,526,616	$217,530,065	40,900,039	$384,729,595
Shares issued in reinvestment of dividends	6,944,658	58,652,088	6,015,165	56,252,782

Total issued	32,471,274	276,182,153	46,915,204	440,982,377
Shares redeemed	(58,366,613)	(489,323,079)	(52,813,505)	(497,713,032)

Net decrease	(25,895,339)	$(213,140,926)	(5,898,301)	$(56,730,655)

Institutional
Shares sold	24,796,687	$209,147,106	43,503,205	$409,547,339
Shares issued in reinvestment of dividends	2,875,288	24,191,694	3,011,188	28,110,565

Total issued	27,671,975	233,338,800	46,514,393	437,657,904
Shares redeemed	(53,732,452)	(447,073,567)	(58,916,679)	(549,315,163)

Net decrease	(26,060,477)	$(213,734,767)	(12,402,286)	$(111,657,259)

Service
Shares sold	1,412,052	$11,976,430	3,222,000	$30,456,532
Shares issued in reinvestment of dividends	291,081	2,447,238	327,773	3,055,200

Total issued	1,703,133	14,423,668	3,549,773	33,511,732
Shares redeemed	(4,286,195)	(35,627,269)	(3,013,763)	(27,582,319)

Net increase (decrease)	(2,583,062)	$(21,203,601)	536,010	$5,929,413

Investor A
Shares sold and automatic conversion of shares	10,832,933	$91,801,322	11,897,100	$111,871,165
Shares issued in reinvestment of dividends	1,258,432	10,625,686	1,019,674	9,529,098

Total issued	12,091,365	102,427,008	12,916,774	121,400,263
Shares redeemed	(12,606,376)	(106,482,158)	(12,426,256)	(117,049,810)

Net increase (decrease)	(515,011)	$(4,055,150)	490,518	$4,350,453

ANNUAL REPORT	SEPTEMBER 30, 2009	91

Notes to Financial Statements (concluded)

	Year Ended September 30, 2009		Year Ended September 30, 2008
Total Return II (concluded)	Shares	Amount	Shares	Amount

Investor B
Shares sold	412,731	$3,481,029	594,546	$5,600,970
Shares issued in reinvestment of dividends	85,421	717,676	90,177	843,491

Total issued	498,152	4,198,705	684,723	6,444,461
Shares redeemed and automatic conversion of shares	(1,504,292)	(12,741,240)	(1,251,649)	(11,671,572)

Net decrease	(1,006,140)	$(8,542,535)	(566,926)	$(5,227,111)

Investor C
Shares sold	5,340,012	$45,010,104	4,113,037	$38,451,872
Shares issued in reinvestment of dividends	450,132	3,787,016	287,659	2,670,302

Total issued	5,790,144	48,797,120	4,400,696	41,122,174
Shares redeemed	(4,212,719)	(35,428,719)	(2,447,125)	(22,725,133)

Net increase	1,577,425	$13,368,401	1,953,571	$18,397,041

Class R
Shares sold	11,276	$97,809	18,877	$179,933
Shares issued in reinvestment of dividends	1,283	10,875	530	4,910

Total issued	12,559	108,684	19,407	184,843
Shares redeemed	(955)	(8,207)	(2,228)	(21,048)

Net increase	11,604	$100,477	17,179	$163,795

There is a 2% redemption fee on shares of the High Yield Bond Portfolio redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital and are shown in the Statements of Changes in Net Assets.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

92	ANNUAL REPORT	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II [four of the thirty-three portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II for the fiscal year ended September 30, 2009:

Interest Related Dividends for Non-U.S. Residents *

	Month Paid:
	October 2008 - January 2009	February 2009 - September 2009
Government Income	100.00%	100.00%
High Yield Bond	97.42%	97.44%
Low Duration Bond	95.26%	87.83%
Total Return II	85.39%	100.00%

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest **

Government Income	68.76%
Low Duration Bond	14.61%
Total Return II	25.26%

**	The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividend you received is exempt from state income tax.

ANNUAL REPORT	SEPTEMBER 30, 2009	93

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Government Income Portfolio (the “Government Income Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Bond Portfolio”), BlackRock Low Duration Bond Portfolio (the “Low Duration Bond Portfolio”) and BlackRock Total Return Portfolio II (the “Total Return Portfolio”) (each, a “Portfolio”), each a series of BlackRock Funds II (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Portfolio, with BlackRock Advisors, LLC (the “Manager”), each Portfolio’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to each Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of each Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) each Portfolio’s operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) each Portfolio’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Portfolio’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Portfolio, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund and each Portfolio, including, among

94	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of each Portfolio’s shares, services related to the valuation and pricing of each Portfolio’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing the Portfolio’s performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide each Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Portfolio by third parties) and officers and other personnel as are necessary for the operations of a Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide each Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of a Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Portfolio and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Government Income Portfolio ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Government Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance for BlackRock’s government funds can be attributed primarily to exposure to AAA-rated commercial mortgage-backed securities and non-agency residential mortgage-backed securities.

The Board noted that the High Yield Bond Portfolio ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the High Yield Bond Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, exposure to bank loans detracted from performance as significant underperformance of bank loans in December caused the bank loan market to underperform traditional high yield securities for the entire year. With regards to credit quality, the High Yield Bond Portfolio’s underweight to BB-rated securities also subtracted from returns as higher quality non-investment grade securities outperformed lower quality securities. From a sector perspective, security selection to the Paper and Automotive sectors and an underweight to the Non-Captive Diversified Finance sector subtracted from performance.

ANNUAL REPORT	SEPTEMBER 30, 2009	95

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Low Duration Bond Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Low Duration Bond Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, allocations to various spread products drove underperformance for BlackRock’s short duration funds. Exposure to commercial mortgage-backed securities, non-agency residential mortgage-backed securities, financial credits, and consumer asset-backed securities were the primary detractors from performance.

The Board noted that the Total Return Portfolio ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Total Return Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, performance of BlackRock’s multi-sector taxable fixed income funds in 2008 was challenged most significantly due to overweight exposure to commercial mortgage-backed securities, non-agency residential mortgage-backed securities, and financial credits (where applicable). BlackRock continues to monitor these positions closely and believes that certain securities continue to provide an attractive long term investment opportunity.

The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve each Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with each Portfolio:

The Board, including the Independent Board Members, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Portfolio. The Board reviewed BlackRock’s profitability with respect to each Portfolio and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Government Income Portfolio’s and the High Yield Bond Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by their respective Peers. The Board also noted that the Government Income Portfolio and the High Yield Bond Portfolio each have an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Government Income Portfolio and the High Yield Bond Portfolio’s increases, respectively, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit the Government Income Portfolio’s and the High Yield Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that, although the Low Duration Bond Portfolio’s contractual advisory fees were above the median contractual advisory fees paid by the Low Duration Bond Portfolio’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that the Low Duration Bond Portfolio has an advisory fee

96	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

arrangement that includes breakpoints that adjust the fee rate downward as the size of the Low Duration Bond Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually and/ or voluntarily agreed to waive fees or reimburse expenses in order to limit the Low Duration Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that, although the Total Return Portfolio’s contractual advisory fees were above the median contractual advisory fees paid by the Total Return Portfolio’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that the Total Return Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Total Return Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Total Return Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors:

The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with each Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Portfolio, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, on behalf of each Portfolio, for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to each Portfolio for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2009	97

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board and Trustee	Since 1996	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 RICs consisting of 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 RICs consisting of 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 RICs consisting of 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	35 RICs consisting of 101 Portfolios	None

98	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	35 RICs consisting of 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 RICs consisting of 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2009	99

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating

Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Fund. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became Vice President of the Fund.

100	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (concluded)

The High Yield Portfolio is managed by a team of financial professionals. Effective May 8, 2009, James Keenan, CFA, Mitchell S. Garfin, CFA and Derek Schoenhofen are the portfolio managers and are primarily responsible for the day-to-day management of the portfolio.

Mr. Keenan is Managing Director of BlackRock, Inc. since 2004 and senior high yield trader at Columbia Management Group from 2003 to 2004.

Mr. Garfin is Managing Director of BlackRock, Inc. since 2007 and portfolio manager thereof since 2005 and credit research analyst in BlackRock’s Portfolio Management Group from 2000 to 2006.

Mr Schoenhofen is Director of BlackRock, Inc. since 2006 and Member of BlackRock’s Portfolio Management Group from 2000 to 20006.

Additional Information

General Information

Each Portfolio’s current prospectus are amended to reflect the new investment objective of that Portfolio as described below. The investment objective of each Portfolio is not a fundamental policy and therefore can be changed by the Board of Trustees without shareholder approval. Low Duration Bond currently has an investment objective “to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.”

Effective December 24, 2009, Low Duration Bond changed its investment objective to read as follows: “The fund seeks to maximize total return, consistent with income generation and prudent investment management.”

Total Return II currently has an investment objective is “to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.”

Effective December 24, 2009, Total Return II changed its investment objective to read as follows: “The fund seeks to maximize total return, consistent with income generation and prudent investment management.”

The change in investment objective is not expected to change the manner in which each Portfolio is currently managed.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	SEPTEMBER 30, 2009	101

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

Section 19 Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trusts will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
Low Duration Bond	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
BlackRock	$0.378963354	—	$0.009816528	$0.388779882	97%	0%	3%	100%
Institutional	$0.376303056	—	$0.009747617	$0.386050673	97%	0%	3%	100%
Service	$0.344486107	—	$0.008923442	$0.353409549	97%	0%	3%	100%
Investor A	$0.345394047	—	$0.008946961	$0.354341008	97%	0%	3%	100%
Investor A1	$0.359533833	—	$0.009313233	$0.368847066	97%	0%	3%	100%
Investor B	$0.279518462	—	$0.007240544	$0.286759006	97%	0%	3%	100%
Investor B1	$0.300678783	—	$0.007788673	$0.308467456	97%	0%	3%	100%
Investor B2	$0.332239361	—	$0.008606207	$0.340845568	97%	0%	3%	100%
Investor C	$0.279044251	—	$0.007228260	$0.286272511	97%	0%	3%	100%
Investor C1	$0.298482269	—	$0.007731775	$0.306214044	97%	0%	3%	100%
Investor C2	$0.332742368	—	$0.008619237	$0.341361605	97%	0%	3%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	ANNUAL REPORT	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2009	103

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-9/09-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock Conservative Prepared Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Aggressive Growth Prepared Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	Conservative Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the 12-month period, the Portfolio outperformed its blended benchmark (60% Barclays Capital US Aggregate Bond Index/32% Russell 3000 Index/8% MSCI EAFE Index), but underperformed the fixed income benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•

Through the Portfolio’s investment in the underlying funds, asset allocation decisions among stocks, bonds and cash were additive to performance over the year. Allocations to non-US and global equity strategies were especially strong during the period, with the largest contributions to performance coming from our allocations to the BlackRock Global Emerging Markets Fund, the BlackRock Total Return Fund and the BlackRock Global Dynamic Equity Fund. In the BlackRock Global Emerging Markets Fund, asset allocation and stock selection contributed significantly to performance. The BlackRock Total Return Fund benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit market. In the BlackRock Global Dynamic Equity Fund, stock selection in energy and industrials and allocation decisions within the United States and Russia aided performance.

•

Two of the Portfolio’s underlying domestic equity funds, the BlackRock Large Cap Core Fund and the BlackRock Small Cap Core Equity Portfolio, were the largest detractors during the period. The majority of the negative effect from these two domestic funds was concentrated in the first half of 2009. In the BlackRock Large Cap Core Fund, strong returns early in 2009 turned by March, as market favor went against quality names. In particular, names in the industrials and information technology (IT) sectors detracted from performance. In the BlackRock Small Cap Core Equity Portfolio, weakness was focused primarily in industrials, IT and health care.

Describe recent Portfolio activity.

•

In the fourth quarter of 2008, we added exposure to the BlackRock Global Emerging Markets Fund, while reducing exposure to developed European and Asian markets. We also brought the Portfolio’s overall equity weight up to neutral compared to its blended benchmark at the end of 2008.

•

In the first quarter of 2009, we added a position in the BlackRock International Opportunities Portfolio, while eliminating exposure to region-specific funds in order to diversify our opportunities for outperformance across regions and market caps. We increased equity exposure to a neutral weight relative to the blended benchmark, as it had fallen due to market activity. These increases were funded by the sale of some of BlackRock Inflation Protected Bond Portfolio and the elimination of a holding in the BlackRock International Bond Portfolio.

•

In the second quarter of 2009, we increased the Portfolio’s equity position and shifted the US equity holdings more toward value and small caps. Funds for these allocation changes came from a reduction in US large cap growth (BlackRock Capital Appreciation Portfolio) and profit-taking in the BlackRock Global Emerging Markets Fund. At the end of the quarter, we added exposure back to both the BlackRock Global Emerging Markets Fund and the BlackRock Global Dynamic Equity Fund.

•	In the third quarter of 2009, we took some profits from the BlackRock Global Emerging Markets Fund and reallocated this capital to the BlackRock International Opportunities Portfolio.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio was overweight relative to the blended benchmark in international and US equities, and was underweight in fixed income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	52%
Equity Funds	48

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund, BlackRock Class	47%
BlackRock Basic Value Fund, Institutional Class	11
BlackRock Global Dynamic Equity Fund, Institutional Class	10
BlackRock Large Cap Core Fund, Institutional Class	10
BlackRock Capital Appreciation Portfolio, Institutional Class	6
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	5
BlackRock Small Cap Core Equity Portfolio, Institutional Class	5
BlackRock International Opportunities Portfolio, Institutional Class	4
BlackRock Global Emerging Markets Fund, Institutional Class	2

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolio is regularly monitored and its composition may vary throughout various periods.

4	ANNUAL REPORT	SEPTEMBER 30, 2009

Conservative Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (60%), Russell 3000 Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	This unmanaged marked-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	22.90%	6.85%	N/A	0.59%	N/A
Investor A	22.73	6.41	0.82%	0.23	(1.68)%
Investor C	22.16	5.64	4.64	(0.52)	(0.52)
Class R	22.56	6.17	N/A	(0.02)	N/A
Barclays Capital US Aggregate Bond Index (60%)/Russell 3000 Index (32%)/MSCI EAFE Index (8%)	18.00	5.32	N/A	1.06	N/A
Barclays Capital US Aggregate Bond Index	5.59	10.56	N/A	6.27	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,229.00	$0.73	$1,000.00	$1,024.42	$0.66
Investor A	$1,000.00	$1,227.30	$2.85	$1,000.00	$1,022.51	$2.59
Investor C	$1,000.00	$1,221.60	$6.96	$1,000.00	$1,018.80	$6.33
Class R	$1,000.00	$1,225.60	$4.13	$1,000.00	$1,021.36	$3.75

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.13% for Institutional, 0.51% for Investor A, 1.25% for Investor C and 0.74% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	Moderate Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period, the Portfolio outperformed its blended benchmark (40% Barclays Capital US Aggregate Bond Index/48% Russell 3000 Index/12% MSCI EAFE Index) and the broad-market S&P 500 Index.

What factors influenced performance?

•

Through the Portfolio’s investment in the underlying funds, asset allocation decisions among stocks, bonds and cash were additive to performance over the year. Allocations to non-US and global equity strategies were especially strong during the period, with the largest contributions to performance coming from our allocations to the BlackRock Global Emerging Markets Fund, the BlackRock Total Return Fund and the BlackRock Global Dynamic Equity Fund. In the BlackRock Global Emerging Markets Fund, asset allocation and stock selection contributed significantly to performance. The BlackRock Total Return Fund benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit market. In the BlackRock Global Dynamic Equity Fund, stock selection in energy and industrials and allocation decisions within the United States and Russia aided performance.

•

Two of the Portfolio’s underlying domestic equity funds, the BlackRock Large Cap Core Fund and the BlackRock Small Cap Core Equity Portfolio, were the largest detractors during the period. The majority of the negative effect from these two domestic funds was concentrated in the first half of 2009. In the BlackRock Large Cap Core Fund, strong returns early in 2009 turned by March, as market favor went against quality names. In particular, names in the industrials and information technology (IT) sectors detracted from performance. In the BlackRock Small Cap Core Equity Portfolio, weakness was focused primarily in industrials, IT and health care.

Describe recent Portfolio activity.

•

In the fourth quarter of 2008, we added exposure to the BlackRock Global Emerging Markets Fund, while reducing exposure to developed European and Asian markets. We also brought the Portfolio’s overall equity weight up to neutral compared to its blended benchmark at the end of 2008.

•

In the first quarter of 2009, we added a position in the BlackRock International Opportunities Portfolio, while eliminating exposure to region-specific funds in order to diversify our opportunities for outperformance across regions and market caps. We increased equity exposure to a neutral weight relative to the blended benchmark, as it had fallen due to market activity. These increases were funded by the sale of some of BlackRock Inflation Protected Bond Portfolio and the elimination of a holding in the BlackRock International Bond Portfolio.

•

In the second quarter of 2009, we increased the Portfolio’s equity position and shifted the US equity holdings more toward value and small caps. Funds for these allocation changes came from a reduction in US large cap growth (BlackRock Capital Appreciation Portfolio) and profit-taking in the BlackRock Global Emerging Markets Fund. At the end of the quarter, we added exposure back to both the BlackRock Global Emerging Markets Fund and the BlackRock Global Dynamic Equity Fund.

•	In the third quarter of 2009, we took some profits from the BlackRock Global Emerging Markets Fund and reallocated this capital to the BlackRock International Opportunities Portfolio.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio was overweight relative to the blended benchmark in international and US equities, and was underweight in fixed income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	67%
Fixed Income Funds	33

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund, BlackRock Class	29%
BlackRock Basic Value Fund, Institutional Class	15
BlackRock Global Dynamic Equity Fund, Institutional Class	14
BlackRock Large Cap Core Fund, Institutional Class	14
BlackRock Capital Appreciation Portfolio, Institutional Class	9
BlackRock Small Cap Core Equity Portfolio, Institutional Class	7
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	4
BlackRock Global Emerging Markets Fund, Institutional Class	3

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolio is regularly monitored and its composition may vary throughout various periods.

6	ANNUAL REPORT	SEPTEMBER 30, 2009

Moderate Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (40%), Russell 3000 Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	27.35%	4.04%	N/A	(1.15)%	N/A
Investor A	27.14	3.71	(1.78)%	(1.47)	(3.35)%
Investor C	26.58	2.83	1.84	(2.23)	(2.23)
Class R	27.12	3.63	N/A	(1.62)	N/A
Barclays Capital US Aggregate Bond Index (40%)/Russell 3000 Index (48%)/MSCI EAFE Index (12%)	24.59	2.30	N/A	(1.71)	N/A
S&P 500 Index	34.02	(6.91)	N/A	(8.02)	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,273.50	$0.51	$1,000.00	$1,024.62	$0.46
Investor A	$1,000.00	$1,271.40	$2.79	$1,000.00	$1,022.61	$2.48
Investor C	$1,000.00	$1,265.80	$7.04	$1,000.00	$1,018.85	$6.28
Class R	$1,000.00	$1,271.20	$3.36	$1,000.00	$1,022.11	$2.99

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.49% for Investor A, 1.24% for Investor C and 0.59% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	Growth Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period, the Portfolio outperformed its blended benchmark (20% Barclays Capital US Aggregate Bond Index/64% Russell 3000 Index/16% MSCI EAFE Index) and the broad-market S&P 500 Index.

What factors influenced performance?

•

Overall, the performance of the Portfolio’s underlying BlackRock funds was strongly positive during the year, as were asset allocation decisions, particularly among sub-asset classes within equities. The Portfolio’s allocations to non-US and global equity strategies were especially strong during the period, with the largest contributions to performance coming from our allocations to the BlackRock Global Emerging Markets Fund and the BlackRock Global Dynamic Equity Fund. In the BlackRock Global Emerging Markets Fund, asset allocation and stock selection contributed significantly to performance, with all major regions generating positive returns. In the BlackRock Global Dynamic Equity Fund, stock selection in energy and industrials and allocation decisions within the United States and Russia aided performance.

•

Two of the Portfolio’s underlying domestic equity funds, BlackRock Large Cap Core Fund and BlackRock Small Cap Core Equity Portfolio, were the largest detractors during the period. The majority of the negative effect from these two domestic funds was concentrated in the first half of 2009. In the BlackRock Large Cap Core Fund, strong returns early in 2009 turned by March, as market favor went against quality names. In particular, names in the industrials and information technology (IT) sectors detracted from performance. In the BlackRock Small Cap Core Equity Portfolio, weakness was focused primarily in industrials, IT and health care.

Describe recent Portfolio activity.

•

In the fourth quarter of 2008, we added exposure to the BlackRock Global Emerging Markets Fund, while reducing exposure to developed European and Asian markets. We also brought the Portfolio’s overall equity weight up to neutral compared to its blended benchmark at the end of 2008.

•

In the first quarter of 2009, we added a position in the BlackRock International Opportunities Portfolio, while eliminating exposure to region specific funds in order to diversify our opportunities for outperformance across regions and market caps. We increased equity exposure to a neutral weight relative to the blended benchmark, as it had fallen due to market activity. These increases were funded by the sale of some of BlackRock Inflation Protected Bond Portfolio and the elimination of a holding in the BlackRock International Bond Portfolio.

•

In the second quarter of 2009, we increased the Portfolio’s equity position and shifted the US equity holdings more toward value and small caps. Funds for these allocation changes came from a reduction in US large cap growth (BlackRock Capital Appreciation Portfolio) and profit-taking on the BlackRock Global Emerging Markets Fund. At the end of the quarter, we added exposure back to both the BlackRock Global Emerging Markets Fund and the BlackRock Global Dynamic Equity Fund.

•	In the third quarter of 2009, we took some profits from the BlackRock Global Emerging Markets Fund and reallocated this capital to the BlackRock International Opportunities Portfolio.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio was overweight relative to the blended benchmark in international and US equities, and was underweight in fixed income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	86%
Fixed Income Funds	14

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Basic Value Fund, Institutional Class	20%
BlackRock Global Dynamic Equity Fund, Institutional Class	18
BlackRock Large Cap Core Fund, Institutional Class	18
BlackRock Total Return Fund, BlackRock Class	12
BlackRock Capital Appreciation Portfolio, Institutional Class	12
BlackRock Small Cap Core Equity Portfolio, Institutional Class	9
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock Global Emerging Markets Fund, Institutional Class	4
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	2

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolio is regularly monitored and its composition may vary throughout various periods.

8	ANNUAL REPORT	SEPTEMBER 30, 2009

Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (20%), Russell 3000 Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	31.64%	1.01%	N/A	(2.76)%	N/A
Investor A	31.42	0.55	(4.71)%	(3.13)	(4.98)%
Investor C	30.87	(0.16)	(1.12)	(3.84)	(3.84)
Class R	31.41	0.43	N/A	(3.30)	N/A
Barclays Capital US Aggregate Bond Index (20%)/Russell 3000 Index (64%)/MSCI EAFE Index (16%)	31.46	(0.98)	N/A	(4.58)	N/A
S&P 500 Index	34.02	(6.91)	N/A	(8.02)	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,316.40	$0.41	$1,000.00	$1,024.72	$0.36
Investor A	$1,000.00	$1,314.20	$2.61	$1,000.00	$1,022.81	$2.28
Investor C	$1,000.00	$1,308.70	$6.77	$1,000.00	$1,019.20	$5.92
Class R	$1,000.00	$1,314.10	$3.60	$1,000.00	$1,021.96	$3.14

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.07% for Institutional, 0.45% for Investor A, 1.17% for Investor C and 0.62% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	9

Portfolio Summary as of September 30, 2009	Aggressive Growth Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period, the Portfolio outperformed its blended benchmark (80% Russell 3000 Index/20% MSCI EAFE Index) and the broad-market S&P 500 Index.

What factors influenced performance?

•

Overall, the performance of the Portfolio’s underlying BlackRock funds was strongly positive during the year, as were asset allocation decisions, particularly among sub-asset classes within equities. The Portfolio’s allocations to non-US and global equity strategies were especially strong during the period, with the largest contributions to performance coming from our allocations to the BlackRock Global Emerging Markets Fund and the BlackRock Global Dynamic Equity Fund. In the BlackRock Global Emerging Markets Fund, asset allocation and stock selection contributed significantly to performance, with all major regions generating positive returns. In the BlackRock Global Dynamic Equity Fund, stock selection in energy and industrials and allocation decisions within the United States and Russia aided performance.

•

Two of the Portfolio’s underlying domestic equity funds, BlackRock Large Cap Core Fund and BlackRock Small Cap Core Equity Portfolio, were the largest detractors during the period. The majority of the negative effect from these two domestic funds was concentrated in the first half of 2009. In the BlackRock Large Cap Core Fund, strong returns early in 2009 turned by March, as market favor went against quality names. In particular, names in the industrials and information technology (IT) sectors detracted from performance. In the BlackRock Small Cap Core Equity Portfolio, weakness was focused primarily in industrials, IT and health care.

Describe recent Portfolio activity.

•

In the fourth quarter of 2008, we added exposure to the BlackRock Global Emerging Markets Fund, while reducing exposure to developed European and Asian markets. We also brought the Portfolio’s overall equity weight up to neutral compared to its blended benchmark at the end of 2008.

•

In the first quarter of 2009, we added a position in the BlackRock International Opportunities Portfolio, while eliminating exposure to region-specific funds in order to diversify our opportunities for outperformance across regions and market caps.

•

In the second quarter of 2009, we increased the Portfolio’s equity position and tilted the US equity holdings more toward value and small caps. Funds for these allocation changes came from a reduction in US large cap growth (BlackRock Capital Appreciation Portfolio) and profit-taking on the BlackRock Global Emerging Markets Fund. At the end of the quarter, we added exposure back to both the BlackRock Global Emerging Markets Fund and the BlackRock Global Dynamic Equity Fund.

•	In the third quarter of 2009, we took some profits from the BlackRock Global Emerging Markets Fund and reallocated this capital to the BlackRock International Opportunities Portfolio.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio was overweight relative to its blended benchmark in international and US equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Basic Value Fund, Institutional Class	23%
BlackRock Large Cap Core Fund, Institutional Class	21
BlackRock Global Dynamic Equity Fund, Institutional Class	20
BlackRock Capital Appreciation Portfolio, Institutional Class	14
BlackRock Small Cap Core Equity Portfolio, Institutional Class	9
BlackRock International Opportunities Portfolio, Institutional Class	8
BlackRock Global Emerging Markets Fund, Institutional Class	5

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolio is regularly monitored and its composition may vary throughout various periods.

10	ANNUAL REPORT	SEPTEMBER 30, 2009

Aggressive Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000 Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	35.24%	(2.22)%	N/A	(4.77)%	N/A
Investor A	35.14	(2.48)	(7.57)%	(5.07)	(6.88)%
Investor C	34.59	(3.24)	(4.17)	(5.77)	(5.77)
Class R	34.97	(2.73)	N/A	(5.28)	N/A
Russell 3000 Index (80%)/MSCI EAFE Index (20%)	38.61	(4.50)	N/A	(7.53)	N/A
S&P 500 Index	34.02	(6.91)	N/A	(8.02)	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,352.40	$0.53	$1,000.00	$1,024.62	$0.46
Investor A	$1,000.00	$1,351.40	$2.48	$1,000.00	$1,022.96	$2.13
Investor C	$1,000.00	$1,345.90	$6.94	$1,000.00	$1,019.15	$5.97
Class R	$1,000.00	$1,349.70	$3.48	$1,000.00	$1,022.11	$2.99

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.42% for Investor A, 1.18% for Investor C and 0.59% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2009	11

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including administration fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 47.4%
BlackRock Basic Value Fund, Institutional Class	171,674	$3,773,400
BlackRock Capital Appreciation Portfolio, Institutional Class(a)	150,762	2,271,989
BlackRock Global Dynamic Equity Fund, Institutional Class	343,931	3,704,142
BlackRock Global Emerging Markets Fund, Institutional Class	48,771	848,130
BlackRock International Opportunities Portfolio, Institutional Class	42,666	1,338,017
BlackRock Large Cap Core Fund, Institutional Class(a)	350,638	3,394,175
BlackRock Small Cap Core Equity Portfolio, Institutional Class(a)	122,684	1,682,003

		17,011,856

Fixed Income Funds — 52.6%
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	182,279	1,906,636
BlackRock Total Return Fund, BlackRock Class	1,605,801	16,941,196

		18,847,832

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(b)	66,972	66,972

Total Affiliated Investment Companies (Cost — $32,464,316*) — 100.2%		35,926,660
Liabilities in Excess of Other Assets — (0.2)%		(83,345)

Net Assets — 100.0%		$35,843,315

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$36,735,750

Gross unrealized appreciation	$3,462,344
Gross unrealized depreciation	(4,271,434)

Net unrealized depreciation	$(809,090)

(a)	Non-income producing security.

(b)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$35,926,660
Level 2	—
Level 3	—

Total	$35,926,660

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	13

Schedule of Investments September 30, 2009	Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 67.4%
BlackRock Basic Value Fund, Institutional Class	497,577	$10,936,748
BlackRock Capital Appreciation Portfolio, Institutional Class(a)	436,302	6,575,076
BlackRock Global Dynamic Equity Fund, Institutional Class	951,619	10,248,935
BlackRock Global Emerging Markets Fund, Institutional Class	139,282	2,422,122
BlackRock International Opportunities Portfolio, Institutional Class	107,918	3,384,301
BlackRock Large Cap Core Fund, Institutional Class(a)	1,016,180	9,836,621
BlackRock Small Cap Core Equity Portfolio, Institutional Class(a)	355,018	4,867,293

		48,271,096

Fixed Income Funds — 32.8%
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	234,135	2,449,054
BlackRock Total Return Fund, BlackRock Class	1,997,623	21,074,920

		23,523,974

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(b)	107,209	107,209

Total Affiliated Investment Companies (Cost — $68,704,136*) — 100.3%		71,902,279
Liabilities in Excess of Other Assets — (0.3)%		(243,305)

Net Assets — 100.0%		$71,658,974

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$77,863,052

Gross unrealized appreciation	$3,679,518
Gross unrealized depreciation	(9,640,291)

Net unrealized depreciation	$(5,960,773)

(a)	Non-income producing security.

(b)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$71,902,279
Level 2	—
Level 3	—

Total	$71,902,279

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 86.3%
BlackRock Basic Value Fund, Institutional Class	510,334	$11,217,134
BlackRock Capital Appreciation Portfolio, Institutional Class(a)	449,913	6,780,185
BlackRock Global Dynamic Equity Fund, Institutional Class	941,881	10,144,060
BlackRock Global Emerging Markets Fund, Institutional Class	143,814	2,500,923
BlackRock International Opportunities Portfolio, Institutional Class	98,257	3,081,340
BlackRock Large Cap Core Fund, Institutional Class(a)	1,041,258	10,079,380
BlackRock Small Cap Core Equity Portfolio, Institutional Class(a)	365,140	5,006,067

		48,809,089

Fixed Income Funds — 13.7%
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	83,457	872,964
BlackRock Total Return Fund, BlackRock Class	655,524	6,915,773

		7,788,737

Total Affiliated Investment Companies (Cost — $57,603,348*) — 100.0%		56,597,826
Liabilities in Excess of Other Assets — 0.0%		(22,318)

Net Assets — 100.0%		$56,575,508

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$65,028,946

Gross unrealized appreciation	$2,221,888
Gross unrealized depreciation	(10,653,008)

Net unrealized depreciation	$(8,431,120)

(a)	Non-income producing security.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$56,597,826
Level 2	—
Level 3	—

Total	$56,597,826

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	15

Schedule of Investments September 30, 2009	Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 100.5%
BlackRock Basic Value Fund, Institutional Class	319,544	$7,023,577
BlackRock Capital Appreciation Portfolio, Institutional Class(a)	294,771	4,442,195
BlackRock Global Dynamic Equity Fund, Institutional Class	578,040	6,225,487
BlackRock Global Emerging Markets Fund, Institutional Class	92,273	1,604,630
BlackRock International Opportunities Portfolio, Institutional Class	73,805	2,314,516
BlackRock Large Cap Core Fund, Institutional Class(a)	685,991	6,640,397
BlackRock Small Cap Core Equity Portfolio, Institutional Class(a)	212,543	2,913,967

		31,164,769

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22%(b)	48,623	48,623

Total Affiliated Investment Companies (Cost — $31,798,081*) — 100.6%		31,213,392
Liabilities in Excess of Other Assets — (0.6)%		(199,643)

Net Assets — 100.0%		$31,013,749

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$37,139,345

Gross unrealized appreciation	$1,281,240
Gross unrealized depreciation	(7,207,193)

Net unrealized depreciation	$(5,925,953)

(a)	Non-income producing security.

(b)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$31,213,392
Level 2	—
Level 3	—

Total	$31,213,392

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Assets and Liabilities

September 30, 2009	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Assets
Investments at value - affiliated[1]	$35,926,660	$71,902,279	$56,597,826	$31,213,392
Capital shares sold receivable	38,745	45,651	114,774	33,405
Receivable from advisor	20,314	21,762	21,931	23,856
Dividends receivable - affiliated	1,592	1,963	790	29
Investments sold receivable - affiliated	—	—	30,258	—
Prepaid expenses	12,388	12,139	12,517	10,894

Total assets	35,999,699	71,983,794	56,778,096	31,281,576

Liabilities
Investments purchased payable - affiliated	66,972	107,210	—	47,001
Capital shares redeemed payable	13,875	112,218	79,834	149,181
Professional fees payable	35,617	35,903	35,913	35,755
Service and distribution fees payable	20,311	39,291	30,360	15,971
Other affiliates payable	12,053	19,098	15,715	12,782
Officer’s and Trustees’ fees payable	3,782	4,655	4,604	3,989
Bank overdraft	—	—	30,257	—
Other accrued expenses payable	3,774	6,445	5,905	3,148

Total liabilities	156,384	324,820	202,588	267,827

Net Assets	$35,843,315	$71,658,974	$56,575,508	$31,013,749

Net Assets Consist of
Paid-in capital	$37,895,587	$81,950,987	$72,738,143	$40,104,589
Undistributed net investment income	807,181	1,147,822	455,163	—
Accumulated net realized loss	(6,321,797)	(14,637,978)	(15,612,276)	(8,506,151)
Net unrealized appreciation/depreciation	3,462,344	3,198,143	(1,005,522)	(584,689)

Net Assets	$35,843,315	$71,658,974	$56,575,508	$31,013,749

[1] Investments at cost - affiliated	$32,464,316	$68,704,136	$57,603,348	$31,798,081

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	17

Statements of Assets and Liabilities (concluded)

September 30, 2009	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional
Net assets	$1,351,660	$1,327,253	$4,148,479	$2,566,075

Shares outstanding[1]	142,249	148,422	486,620	318,498

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$9.50	$8.94	$8.53	$8.06

Investor A
Net assets	$9,656,555	$22,656,878	$17,135,985	$9,328,127

Shares outstanding[1]	1,022,358	2,545,478	2,027,217	1,166,639

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$9.45	$8.90	$8.45	$8.00

Investor C
Net assets	$20,402,605	$37,646,403	$29,993,609	$16,046,938

Shares outstanding[1]	2,176,386	4,271,535	3,607,744	2,042,647

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$9.37	$8.81	$8.31	$7.86

Class R
Net assets	$4,432,495	$10,028,440	$5,297,435	$3,072,609

Shares outstanding[1]	471,641	1,132,443	630,247	386,582

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$9.40	$8.86	$8.41	$7.95

1	Unlimited number of shares authorized.

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Operations

Year Ended September 30, 2009	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Investment Income
Dividends - affiliated	$1,171,507	$1,679,167	$849,222	$171,417

Expenses
Service and distribution - class specific	205,042	406,657	312,869	162,227
Transfer agent - class specific	59,699	95,243	85,560	70,302
Professional	51,012	51,568	50,516	52,830
Registration	43,423	46,888	44,129	41,881
Administration	22,160	43,740	37,043	18,615
Officer and Trustees	18,716	17,257	16,959	9,240
Printing	15,795	31,173	28,405	14,788
Custodian	12,824	12,280	13,145	12,923
Administration - class specific	7,389	14,596	12,361	6,208
Miscellaneous	7,839	8,886	8,828	7,524
Recoupment of past waived fees - class specific	—	1,914	1,273	—

Total expenses	443,899	730,202	611,088	396,538
Less administration fees waived	(22,160)	(43,740)	(37,043)	(18,615)
Less administration fees waived - class specific	(7,082)	(10,663)	(10,354)	(6,082)
Less transfer agent fees waived - class specific	(674)	(699)	(663)	(668)
Less transfer agent fees reimbursed - class specific	(24,413)	(28,080)	(41,576)	(51,998)
Less expenses reimbursed by advisor	(111,173)	(115,680)	(127,395)	(116,988)

Total expenses after fees waived and reimbursed	278,397	531,340	394,057	202,187

Net investment income (loss)	893,110	1,147,827	455,165	(30,770)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - affiliated	(5,744,495)	(12,940,297)	(13,574,567)	(7,682,541)
Capital gain distributions received from affiliated underlying funds	185	261	106	—

	(5,744,310)	(12,940,036)	(13,574,461)	(7,682,541)

Net change in unrealized appreciation/depreciation on investments - affiliated	7,499,399	14,517,734	12,526,363	7,140,246

Total realized and unrealized gain (loss)	1,755,089	1,577,698	(1,048,098)	(542,295)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,648,199	$2,725,525	$(592,933)	$(573,065)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	19

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Conservative Prepared Portfolio		Moderate Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$893,110	$594,827	$1,147,827	$994,664
Net realized gain (loss)	(5,744,310)	(83,384)	(12,940,036)	381,904
Net change in unrealized appreciation/depreciation	7,499,399	(4,320,221)	14,517,734	(12,609,859)

Net increase (decrease) in net assets resulting from operations	2,648,199	(3,808,778)	2,725,525	(11,233,291)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(98,321)	(10,590)	(29,456)	(39,907)
Investor A	(167,631)	(74,026)	(259,699)	(218,395)
Investor C	(209,505)	(224,521)	(311,081)	(543,255)
Class R	(74,542)	(20,948)	(130,796)	(84,815)
Net realized gain:
Institutional	(46,056)	(3,383)	(36,043)	(25,377)
Investor A	(89,967)	(25,178)	(376,723)	(148,895)
Investor C	(181,719)	(94,725)	(790,898)	(474,560)
Class R	(42,676)	(7,362)	(186,968)	(58,786)

Decrease in net assets resulting from dividends and distributions to shareholders	(910,417)	(460,733)	(2,121,664)	(1,593,990)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	5,290,812	19,176,694	8,136,672	34,028,396

Net Assets
Total increase (decrease) in net assets	7,028,594	14,907,183	8,740,533	21,201,115
Beginning of year	28,814,721	13,907,538	62,918,441	41,717,326

End of year	$35,843,315	$28,814,721	$71,658,974	$62,918,441

Undistributed net investment income	$807,181	$464,075	$1,147,822	$731,032

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2009

Growth Prepared Portfolio		Aggressive Growth Prepared Portfolio
Year Ended September 30,		Year Ended September 30,
2009	2008	2009	2008
$455,165	$516,269	$(30,770)	$(39,670)
(13,574,461)	783,236	(7,682,541)	771,831
12,526,363	(15,702,159)	7,140,246	(8,712,273)

(592,933)	(14,402,654)	(573,065)	(7,980,112)

—	(228,597)	—	(67,587)
—	(302,909)	—	(51,370)
—	(678,155)	—	(145,399)
—	(63,842)	—	(18,083)
(193,699)	(213,303)	(102,975)	(135,816)
(467,292)	(302,463)	(214,629)	(115,403)
(864,363)	(832,295)	(501,227)	(465,083)
(92,020)	(64,389)	(74,189)	(41,340)

(1,617,374)	(2,685,953)	(893,020)	(1,040,081)

(1,809,957)	23,921,502	3,349,998	16,545,415

(4,020,264)	6,832,895	1,883,913	7,525,222
60,595,772	53,762,877	29,129,836	21,604,614

$56,575,508	$60,595,772	$31,013,749	$29,129,836

$455,163	$—	$—	$—

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	21

Financial Highlights

	Conservative Prepared Portfolio
	Institutional			Investor A
	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.24	$10.74	$10.00	$9.20	$10.72	$10.00

Net investment income[2]	0.33	0.35	0.23	0.29	0.32	0.20
Net realized and unrealized gain (loss)	0.24	(1.54)	0.51	0.24	(1.54)	0.52

Net increase (decrease) from investment operations	0.57	(1.19)	0.74	0.53	(1.22)	0.72

Dividends and distributions from:
Net investment income	(0.21)	(0.23)	—	(0.18)	(0.22)	—
Net realized gain	(0.10)	(0.08)	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.31)	(0.31)	—	(0.28)	(0.30)	—

Net asset value, end of period	$9.50	$9.24	$10.74	$9.45	$9.20	$10.72

Total Investment Return[3]
Based on net asset value	6.85%	(11.43)%	7.40%[4]	6.41%	(11.76)%	7.20%[4]

Ratios to Average Net Assets
Total expenses	0.64%[5]	0.68%[6]	15.06%[6,7]	1.01%[5]	1.10%[6]	4.95%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	0.13%[5]	0.13%[6]	0.13%[6,7]	0.52%[5]	0.51%[6]	0.44%[6,7]

Net investment income	3.94%[5]	3.38%[6]	2.88%[6,7]	3.45%[5]	3.08%[6]	2.53%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,352	$835	$378	$9,657	$7,416	$1,646

Portfolio turnover	80%	46%	9%	80%	46%	9%

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Conservative Prepared Portfolio
	Investor C			Class R
	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.11	$10.66	$10.00	$9.16	$10.70	$10.00

Net investment income[2]	0.22	0.23	0.15	0.27	0.27	0.21
Net realized and unrealized gain (loss)	0.25	(1.52)	0.51	0.24	(1.52)	0.49

Net increase (decrease) from investment operations	0.47	(1.29)	0.66	0.51	(1.25)	0.70

Dividends and distributions from:
Net investment income	(0.11)	(0.18)	—	(0.17)	(0.21)	—
Net realized gain	(0.10)	(0.08)	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.21)	(0.26)	—	(0.27)	(0.29)	—

Net asset value, end of period	$9.37	$9.11	$10.66	$9.40	$9.16	$10.70

Total Investment Return[3]
Based on net asset value	5.64%	(12.48)%	6.60%[4]	6.17%	(12.04)%	7.00%[4]

Ratios to Average Net Assets
Total expenses	1.80%[5]	1.70%[6]	3.96%[6,7]	1.50%[5]	1.33%[6]	15.25%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	1.25%[5]	1.23%[6]	1.18%[6,7]	0.74%[5]	0.73%[6]	0.68%[6,7]

Net investment income	2.69%[5]	2.26%[6]	1.91%[6,7]	3.30%[5]	2.66%[6]	2.61%[6,7]

Supplemental Data
Net assets, end of period (000)	$20,403	$17,299	$11,051	$4,432	$3,265	$833

Portfolio turnover	80%	46%	9%	80%	46%	9%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	23

Financial Highlights (continued)

	Moderate Prepared Portfolio
	Institutional			Investor A
	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.00	$11.02	$10.00	$8.96	$11.00	$10.00

Net investment income[2]	0.22	0.24	0.17	0.18	0.22	0.14
Net realized and unrealized gain (loss)	0.06	(1.90)	0.85	0.08	(1.91)	0.86

Net increase (decrease) from investment operations	0.28	(1.66)	1.02	0.26	(1.69)	1.00

Dividends and distributions from:
Net investment income	(0.15)	(0.22)	—	(0.13)	(0.21)	—
Net realized gain	(0.19)	(0.14)	—	(0.19)	(0.14)	—

Total dividends and distributions	(0.34)	(0.36)	—	(0.32)	(0.35)	—

Net asset value, end of period	$8.94	$9.00	$11.02	$8.90	$8.96	$11.00

Total Investment Return[3]
Based on net asset value	4.04%	(15.53)%	10.20%[4]	3.71%	(15.86)%	10.00%[4]

Ratios to Average Net Assets
Total expenses	0.49%[5]	0.50%[6]	3.33%[6,7]	0.76%[5]	0.78%[6]	2.01%[6,7]

Total expenses excluding recoupment of past waived fees	0.49%[5]	0.50%[6]	3.33%[6,7]	0.75%[5]	0.78%[6]	2.01%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	0.09%[5]	0.09%[6]	0.09%[6,7]	0.48%[5]	0.48%[6]	0.41%[6,7]

Net investment income	2.85%[5]	2.36%[6]	2.06%[6,7]	2.36%[5]	2.16%[6]	1.73%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,327	$1,501	$1,702	$22,657	$17,506	$6,382

Portfolio turnover	62%	34%	11%	62%	34%	11%

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Moderate Prepared Portfolio
	Investor C			Class R
	Year Ended September 30,		Period December 21, 2006[1]	Year Ended September 30,		Period December 21, 2006[1]
	2009	2008	to September 30, 2007	2009	2008	to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.88	$10.93	$10.00	$8.93	$10.97	$10.00

Net investment income[2]	0.13	0.14	0.08	0.17	0.20	0.15
Net realized and unrealized gain (loss)	0.06	(1.89)	0.85	0.08	(1.89)	0.82

Net increase (decrease) from investment operations	0.19	(1.75)	0.93	0.25	(1.69)	0.97

Dividends and distributions from:
Net investment income	(0.07)	(0.16)	—	(0.13)	(0.21)	—
Net realized gain	(0.19)	(0.14)	—	(0.19)	(0.14)	—

Total dividends and distributions	(0.26)	(0.30)	—	(0.32)	(0.35)	—

Net asset value, end of period	$8.81	$8.88	$10.93	$8.86	$8.93	$10.97

Total Investment Return[3]
Based on net asset value	2.83%	(16.42)%	9.30%[4]	3.63%	(15.93)%	9.70%[4]

Ratios to Average Net Assets
Total expenses	1.57%[5]	1.49%[6]	2.28%[6,7]	1.10%[5]	1.05%[6]	5.23%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[5]	1.20%[6]	1.15%[6,7]	0.59%[5]	0.59%[6]	0.59%[6,7]

Net investment income	1.68%[5]	1.41%[6]	1.01%[6,7]	2.20%[5]	1.95%[6]	1.80%[6,7]

Supplemental Data
Net assets, end of period (000)	$37,646	$37,472	$29,971	$10,028	$6,439	$3,663

Portfolio turnover	62%	34%	11%	62%	34%	11%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	25

Financial Highlights (continued)

	Growth Prepared Portfolio
	Institutional			Investor A
	Year Ended September 30,		Period December 21, 2006[1]	Year Ended September 30,		Period December 21, 2006[1]
	2009	2008	to September 30, 2007	2009	2008	to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$11.32	$10.00	$8.70	$11.29	$10.00

Net investment income[2]	0.13	0.16	0.10	0.09	0.11	0.07
Net realized and unrealized gain (loss)	(0.10)	(2.23)	1.22	(0.10)	(2.20)	1.22

Net increase (decrease) from investment operations	0.03	(2.07)	1.32	(0.01)	(2.09)	1.29

Dividends and distributions from:
Net investment income	—	(0.27)	—	—	(0.25)	—
Net realized gain	(0.24)	(0.24)	—	(0.24)	(0.25)	—

Total dividends and distributions	(0.24)	(0.51)	—	(0.24)	(0.50)	—

Net asset value, end of period	$8.53	$8.74	$11.32	$8.45	$8.70	$11.29

Total Investment Return[3]
Based on net asset value	1.01%	(19.08)%	13.20%[4]	0.55%	(19.36)%	12.90%[4]

Ratios to Average Net Assets
Total expenses	0.50%[5]	0.41%[6]	1.80%[6,7]	0.80%[5]	0.72%[6]	1.69%[6,7]

Total expenses excluding recoupment of past waived fees	0.50%[5]	0.41%[6]	1.80%[6,7]	0.79%[5]	0.72%[6]	1.69%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	0.07%[5]	0.07%[6]	0.07%[6,7]	0.45%[5]	0.43%[6]	0.38%[6,7]

Net investment income	1.77%[5]	1.52%[6]	1.17%[6,7]	1.25%[5]	1.12%[6]	0.89%[6,7]

Supplemental Data
Net assets, end of period (000)	$4,148	$7,703	$9,179	$17,136	$16,927	$9,743

Portfolio turnover	55%	36%	0%	55%	36%	0%

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (continued)

	Growth Prepared Portfolio
	Investor C			Class R
	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.62	$11.23	$10.00	$8.67	$11.27	$10.00

Net investment income[2]	0.04	0.05	0.01	0.06	0.08	0.05
Net realized and unrealized gain (loss)	(0.11)	(2.21)	1.22	(0.08)	(2.19)	1.22

Net increase (decrease) from investment operations	(0.07)	(2.16)	1.23	(0.02)	(2.11)	1.27

Dividends and distributions from:
Net investment income	—	(0.20)	—	—	(0.25)	—
Net realized gain	(0.24)	(0.25)	—	(0.24)	(0.24)	—

Total dividends and distributions	(0.24)	(0.45)	—	(0.24)	(0.49)	—

Net asset value, end of period	$8.31	$8.62	$11.23	$8.41	$8.67	$11.27

Total Investment Return[3]
Based on net asset value	(0.16)%	(19.99)%	12.30%[4]	0.43%	(19.59)%	12.70%[4]

Ratios to Average Net Assets
Total expenses	1.65%[5]	1.48%[6]	2.21%[6,7]	1.19%[5]	1.02%[6]	6.87%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	1.17%[5]	1.17%[6]	1.11%[6,7]	0.62%[5]	0.62%[6]	0.60%[6,7]

Net investment income	0.57%[5]	0.49%[6]	0.12%[6,7]	0.87%[5]	0.79%[6]	0.65%[6,7]

Supplemental Data
Net assets, end of period (000)	$29,994	$32,689	$32,408	$5,297	$3,277	$2,433

Portfolio turnover	55%	36%	0%	55%	36%	0%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	27

Financial Highlights (continued)

	Aggressive Growth Prepared Portfolio
	Institutional			Investor A
	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.57	$11.55	$10.00	$8.53	$11.52	$10.00

Net investment income (loss)[2]	0.05	0.07	0.01	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.31)	(2.59)	1.54	(0.29)	(2.58)	1.53

Net increase (decrease) from investment operations	(0.26)	(2.52)	1.55	(0.28)	(2.55)	1.52

Dividends and distributions from:
Net investment income	—	(0.15)	—	—	(0.14)	—
Net realized gain	(0.25)	(0.31)	—	(0.25)	(0.30)	—

Total dividends and distributions	(0.25)	(0.46)	—	(0.25)	(0.44)	—

Net asset value, end of period	$8.06	$8.57	$11.55	$8.00	$8.53	$11.52

Total Investment Return[3]
Based on net asset value	(2.22)%	(22.69)%	15.50%[4]	(2.48)%	(22.96)%	15.20%[4]

Ratios to Average Net Assets
Total expenses	0.79%[5]	0.65%[6]	2.80%[6,7]	1.15%[5]	0.99%[6]	3.51%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	0.09%[5]	0.09%[6]	0.09%[6,7]	0.42%[5]	0.43%[6]	0.39%[6,7]

Net investment income (loss)	0.69%[5]	0.71%[6]	0.14%[6,7]	0.20%[5]	0.26%[6]	(0.14)%[6,7]

Supplemental Data
Net assets, end of period (000)	$2,566	$3,484	$4,346	$9,328	$6,894	$2,773

Portfolio turnover	55%	20%	7%	55%	20%	7%

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (concluded)

	Aggressive Growth Prepared Portfolio
	Investor C			Class R
	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
	2009	2008		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.45	$11.45	$10.00	$8.50	$11.49	$10.00

Net investment income (loss)[2]	(0.03)	(0.05)	(0.07)	0.00 [8]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(0.31)	(2.55)	1.52	(0.30)	(2.54)	1.53

Net increase (decrease) from investment operations	(0.34)	(2.60)	1.45	(0.30)	(2.55)	1.49

Dividends and distributions from:
Net investment income	—	(0.10)	—	—	(0.13)	—
Net realized gain	(0.25)	(0.30)	—	(0.25)	(0.31)	—

Total dividends and distributions	(0.25)	(0.40)	—	(0.25)	(0.44)	—

Net asset value, end of period	$7.86	$8.45	$11.45	$7.95	$8.50	$11.49

Total Investment Return[3]
Based on net asset value	(3.24)%	(23.48)%	14.50%[4]	(2.73)%	(23.13)%	14.90%[4]

Ratios to Average Net Assets
Total expenses	1.99%[5]	1.72%[6]	3.27%[6,7]	1.51%[5]	1.31%[6]	12.51%[6,7]

Total expenses after fees waived, reimbursed and paid indirectly	1.18%[5]	1.18%[6]	1.13%[6,7]	0.59%[5]	0.59%[6]	0.59%[6,7]

Net investment income (loss)	(0.46)%[5]	(0.47)%[6]	(0.81)%[6,7]	0.02%[5]	(0.13)%[6]	(0.50)%[6,7]

Supplemental Data
Net assets, end of period (000)	$16,047	$16,762	$13,384	$3,073	$1,990	$1,102

Portfolio turnover	55%	20%	7%	55%	20%	7%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

7	Annualized.

8	Less than $0.01 per share.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 33 registered portfolios, of which the BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A, Investor C and Class R Shares bear certain expenses related to the service of such shares and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures. The Portfolios generally will invest in other investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The market value of the Portfolios’ investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Portfolios, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Portfolios invest. Capital gain distributions from the Underlying Funds are booked as realized gains.

Dividends and Distributions: Dividends and distributions, if any, paid by the Portfolios are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal and various state and local income tax returns remain open for each of the two years ended September 30, 2009 and for the period ended September 30, 2007.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

30	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Bank Overdraft: As of September 30, 2009, Growth Prepared recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian in the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock. BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Conservative Prepared	$8,771
Moderate Prepared	$20,609
Growth Prepared	$11,229
Aggressive Growth Prepared	$2,470

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), earned the following contingent deferred sales charges relating to transactions in Investor A and Investor C Shares:

	Investor A	Investor C
Conservative Prepared	—	$9,314
Moderate Prepared	$7,192	$6,804
Growth Prepared	$203	$6,806
Aggressive Growth Prepared	—	$2,563

PFPC Trust Company, an indirect wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a monthly fee of $1,000 per Portfolio plus other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolios paid the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Conservative Prepared	$10,822
Moderate Prepared	$19,514
Growth Prepared	$20,091
Aggressive Growth Prepared	$15,330

ANNUAL REPORT	SEPTEMBER 30, 2009	31

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended September 30, 2009, each Portfolio reimbursed the Manager the following amounts for costs incurred in the call center, which are included in transfer agent — class specific in the Statements of Operations.

	Share Classes
Call Center	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$26	$263	$367	$50	$706
Moderate Prepared	$25	$350	$589	$115	$1,079
Growth Prepared	$52	$316	$529	$54	$951
Aggressive Growth Prepared	$89	$318	$281	$31	$719

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

For the year ended September 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$328	$1,981	$4,190	$890	$7,389
Moderate Prepared	$345	$4,102	$8,159	$1,990	$14,596
Growth Prepared	$1,334	$3,614	$6,450	$963	$12,361

	Share Classes
Administration Fees	Institutional	Investor A	Investor C	Class R	Total
Aggressive Growth Prepared	$648	$1,635	$3,373	$552	$6,208

	Share Classes
Administration Fees Waived	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$328	$1,674	$4,190	$890	$7,082
Moderate Prepared	$345	$311	$8,017	$1,990	$10,663
Growth Prepared	$1,334	$1,607	$6,450	$963	$10,354
Aggressive Growth Prepared	$648	$1,509	$3,373	$552	$6,082

	Share Classes
Service and Distribution Fees	Investor A	Investor C	Class R	Total
Conservative Prepared	$19,789	$167,443	$17,810	$205,042
Moderate Prepared	$40,968	$325,885	$39,804	$406,657
Growth Prepared	$36,053	$257,575	$19,241	$312,869
Aggressive Growth Prepared	$16,334	$134,863	$11,030	$162,227

	Share Classes
Transfer Agent Fees	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$623	$12,110	$32,941	$14,025	$59,699
Moderate Prepared	$1,414	$18,226	$58,768	$16,835	$95,243
Growth Prepared	$4,136	$15,617	$56,108	$9,699	$85,560
Aggressive Growth Prepared	$3,525	$15,407	$43,933	$7,437	$70,302

	Share Classes
Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$26	$233	$365	$50	$674
Moderate Prepared	$25	$2	$557	$115	$699
Growth Prepared	$52	$28	$529	$54	$663
Aggressive Growth Prepared	$89	$267	$281	$31	$668

32	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$596	$1,185	$12,567	$10,065	$24,413
Moderate Prepared	$1,385	$556	$9,428	$16,711	$28,080
Growth Prepared	$4,081	$28	$29,765	$7,702	$41,576
Aggressive Growth Prepared	$3,417	$9,629	$31,565	$7,387	$51,998

If during a Portfolio’s fiscal year the operating expenses of a share class, that at anytime during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2009, the Manager recouped the following waivers previously recorded by the Portfolios:

Recoupment of Past Waived Fees

Share Classes	Moderate Prepared Portfolio	Growth Prepared Portfolio
Investor A	$1,914	$1,273

At September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011
Conservative Prepared	$122,031	$165,503
Moderate Prepared	$184,510	$198,860
Growth Prepared	$200,661	$217,031
Aggressive Growth Prepared	$165,401	$194,351

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2009:

Conservative Prepared	$179,045
Moderate Prepared	$209,235
Growth Prepared	$233,772
Aggressive Growth Prepared	$184,309

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2009 were as follows:

	Purchases	Sales
Conservative Prepared	$29,081,422	$23,784,714
Moderate Prepared	$43,508,470	$36,617,629
Growth Prepared	$27,737,508	$31,075,037
Aggressive Growth Prepared	$16,585,934	$14,095,623

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement). The Portfolios did not borrow under the credit agreement during the year ended September 30, 2009.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to the reclassification of distributions and net operating losses were reclassified to the following accounts:

	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Paid-in capital	—	—	—	$(30,773)
Undistributed net investment income	$(5)	$(5)	$(2)	$30,770
Accumulated net realized loss	$5	$5	$2	$3

ANNUAL REPORT	SEPTEMBER 30, 2009	33

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Ordinary income
9/30/09	$643,899	$868,438	—	—
9/30/08	$384,078	$1,233,827	$1,874,360	$574,905
Net long-term capital gain
9/30/09	$266,518	$1,253,226	$1,617,374	$893,020
9/30/08	$76,655	$360,163	$811,593	$465,176

Total distributions
9/30/09	$910,417	$2,121,664	$1,617,374	$893,020

9/30/08	$460,733	$1,593,990	$2,685,953	$1,040,081

As of September 30, 2009, the tax components of accumulated net losses were as follows:

	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Undistributed ordinary income	$807,181	$1,147,822	$455,163	—
Capital loss carryforwards	(908,553)	(2,307,639)	(4,203,034)	$(1,419,054)
Net unrealized losses*	(1,950,900)	(9,132,196)	(12,414,764)	(7,671,786)

Total	$(2,052,272)	$(10,292,013)	$(16,162,635)	$(9,090,840)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and deferral of post-October capital losses for tax purposes.

As of September 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date:

Expires September 30,	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
2017	$908,553	$2,307,639	$4,203,034	$1,419,054

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios, through their investments in Underlying Funds, enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

Conservative Prepared	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	443,495	$3,633,348	66,443	$687,035
Shares issued in reinvestment of dividends and distributions	5,842	45,915	1,018	10,681

Total issued	449,337	3,679,263	67,461	697,716
Shares redeemed	(397,505)	(3,209,721)	(12,192)	(124,847)

Net increase	51,832	$469,542	55,269	$572,869

Investor A
Shares sold	916,084	$7,541,608	916,065	$9,514,784
Shares issued in reinvestment of dividends and distributions	31,354	245,813	8,427	88,404

Total issued	947,438	7,787,421	924,492	9,603,188
Shares redeemed	(731,531)	(6,039,687)	(271,592)	(2,741,603)

Net increase	215,907	$1,747,734	652,900	$6,861,585

34	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Conservative Prepared (concluded)	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,271,852	$10,224,716	1,335,993	$13,582,022
Shares issued in reinvestment of dividends and distributions	45,061	352,369	27,586	288,273

Total issued	1,316,913	10,577,085	1,363,579	13,870,295
Shares redeemed	(1,038,394)	(8,498,854)	(502,607)	(5,000,097)

Net increase	278,519	$2,078,231	860,972	$8,870,198

Class R
Shares sold	355,154	$2,900,798	384,876	$3,962,486
Shares issued in reinvestment of dividends and distributions	15,009	117,218	2,706	28,309

Total issued	370,163	3,018,016	387,582	3,990,795
Shares redeemed	(254,988)	(2,022,711)	(108,972)	(1,118,753)

Net increase	115,175	$995,305	278,610	$2,872,042

Moderate Prepared
Institutional
Shares sold	160,345	$1,232,912	147,922	$1,532,065
Shares issued in reinvestment of dividends and distributions	8,763	63,169	5,827	62,001

Total issued	169,108	1,296,081	153,749	1,594,066
Shares redeemed	(187,532)	(1,424,510)	(141,369)	(1,471,767)

Net increase (decrease)	(18,424)	$(128,429)	12,380	$122,299

Investor A
Shares sold	1,626,411	$12,673,771	1,853,575	$19,130,477
Shares issued in reinvestment of dividends and distributions	83,134	598,561	32,687	347,458

Total issued	1,709,545	13,272,332	1,886,262	19,477,935
Shares redeemed	(1,117,357)	(8,423,955)	(513,282)	(5,160,852)

Net increase	592,188	$4,848,377	1,372,980	$14,317,083

Investor C
Shares sold	1,927,913	$14,344,986	2,311,393	$23,767,560
Shares issued in reinvestment of dividends and distributions	138,595	993,692	89,363	946,354

Total issued	2,066,508	15,338,678	2,400,756	24,713,914
Shares redeemed	(2,015,895)	(14,946,268)	(921,923)	(9,101,449)

Net increase	50,613	$392,410	1,478,833	$15,612,465

Class R
Shares sold	839,778	$6,247,938	527,679	$5,391,062
Shares issued in reinvestment of dividends and distributions	44,319	317,764	13,547	143,602

Total issued	884,097	6,565,702	541,226	5,534,664
Shares redeemed	(472,743)	(3,541,388)	(154,101)	(1,558,115)

Net increase	411,354	$3,024,314	387,125	$3,976,549

ANNUAL REPORT	SEPTEMBER 30, 2009	35

Notes to Financial Statements (continued)

Growth Prepared	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	81,892	$565,546	220,224	$2,303,790
Shares issued in reinvestment of dividends and distributions	26,574	179,380	38,907	417,869

Total issued	108,466	744,926	259,131	2,721,659
Shares redeemed	(503,382)	(3,764,186)	(188,389)	(1,864,331)

Net increase (decrease)	(394,916)	$(3,019,260)	70,742	$857,328

Investor A
Shares sold	713,690	$5,176,711	1,463,874	$15,142,234
Shares issued in reinvestment of dividends and distributions	63,527	426,252	51,525	552,876

Total issued	777,217	5,602,963	1,515,399	15,695,110
Shares redeemed	(696,386)	(4,897,479)	(431,747)	(4,272,074)

Net increase	80,831	$705,484	1,083,652	$11,423,036

Investor C
Shares sold	1,107,763	$7,736,593	1,815,938	$18,811,024
Shares issued in reinvestment of dividends and distributions	123,090	816,066	131,387	1,404,524

Total issued	1,230,853	8,552,659	1,947,325	20,215,548
Shares redeemed	(1,415,355)	(9,768,626)	(1,040,259)	(10,255,027)

Net increase (decrease)	(184,502)	$(1,215,967)	907,066	$9,960,521

Class R
Shares sold	462,254	$3,202,790	292,993	$3,007,120
Shares issued in reinvestment of dividends and distributions	13,775	92,020	11,984	128,231

Total issued	476,029	3,294,810	304,977	3,135,351
Shares redeemed	(223,841)	(1,575,024)	(142,787)	(1,454,734)

Net increase	252,188	$1,719,786	162,190	$1,680,617

Aggressive Growth Prepared
Institutional
Shares sold	94,088	$663,107	162,249	$1,736,950
Shares issued in reinvestment of dividends and distributions	13,189	83,092	15,482	169,841

Total issued	107,277	746,199	177,731	1,906,791
Shares redeemed	(195,458)	(1,330,298)	(147,517)	(1,485,014)

Net increase (decrease)	(88,181)	$(584,099)	30,214	$421,777

Investor A
Shares sold	598,401	$4,108,837	680,691	$7,050,598
Shares issued in reinvestment of dividends and distributions	32,586	204,302	14,386	157,526

Total issued	630,987	4,313,139	695,077	7,208,124
Shares redeemed	(272,682)	(1,812,221)	(127,475)	(1,273,753)

Net increase	358,305	$2,500,918	567,602	$5,934,371

36	ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)

Aggressive Growth Prepared (concluded)	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Investor C
Shares sold	738,388	$4,918,216	1,061,611	$11,102,048
Shares issued in reinvestment of dividends and distributions	74,157	459,709	49,083	535,494

Total issued	812,545	5,377,925	1,110,694	11,637,542
Shares redeemed	(754,518)	(4,935,949)	(294,566)	(2,883,918)

Net increase	58,027	$441,976	816,128	$8,753,624

Class R
Shares sold	388,428	$2,587,371	169,568	$1,739,363
Shares issued in reinvestment of dividends and distributions	11,889	74,188	5,442	59,422

Total issued	400,317	2,661,559	175,010	1,798,785
Shares redeemed	(247,925)	(1,670,356)	(36,730)	(363,142)

Net increase	152,392	$991,203	138,280	$1,435,643

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2009	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio [four of the thirty-three portfolios constituting the BlackRock Funds II (the “Fund”) (collectively, the “Portfolios”)], as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable year ended September 30, 2009:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Short-term Capital Gain Dividends for Non U.S. Residents**
Conservative Prepared Portfolio	12/30/08	14.49%	14.04%	14.58%
Moderate Prepared Portfolio	12/30/08	35.00%	33.94%	15.82%

*	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolios distributed Long-Term Capital Gains per share to shareholders of record on December 26, 2008 as follows:

Long-Term Capital Gain
Conservative Prepared Portfolio	$0.072819
Moderate Prepared Portfolio	0.169240
Growth Prepared Portfolio	0.236356
Aggressive Growth Prepared Portfolio	0.249736

38	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Aggressive Growth Prepared Portfolio (the “Aggressive Growth Portfolio”), BlackRock Conservative Prepared Portfolio (the “Conservative Portfolio”), BlackRock Growth Prepared Portfolio (the “Growth Portfolio”) and BlackRock Moderate Prepared Portfolio (the “Moderate Portfolio”) (each, a “Portfolio”), each a series of BlackRock Funds II (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Agreement”), on behalf of each Portfolio, with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Portfolio’s investment advisor.

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreement. The Board Members are responsible for the oversight of the operations of each Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) each Portfolio’s operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) each Portfolio’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Portfolio’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund, for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund and each Portfolio, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; (d) economies of scale; and (e) other factors.

ANNUAL REPORT	SEPTEMBER 30, 2009	39

Disclosure of Investment Advisory Agreement (continued)

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of each Portfolio’s shares, services related to the valuation and pricing of each Portfolio’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Porfolio’s portfolio management team discussing the Portfolio’s performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide each Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Portfolio by third parties) and officers and other personnel as are necessary for the operations of a Portfolio. In addition to investment advisory services, BlackRock and its affiliates and significant shareholders provide each Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of a Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time.

The Board noted that the Aggressive Growth Portfolio ranked in the second and first quartiles against its Lipper Performance Universe for the one-year and since inception periods reported, respectively.

The Board noted that the Conservative Portfolio ranked in the fourth and third quartiles against its Lipper Performance Universe for the one-year and since inception periods reported, respectively. The Board and BlackRock reviewed the reasons for the Conservative Portfolio’s underperformance during these periods compared with it’s Peers. The Board was informed that, among other things, underperformance was largely the result of the underlying managers, who were challenged especially in the latter half of 2008 as the credit market collapsed and economic growth halted. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Conservative Portfolio’s performance.

The Board noted that the Growth Portfolio ranked in the fourth and third quartiles against its Lipper Performance Universe for the one-year and since inception periods reported, respectively. The Board and BlackRock reviewed the reasons for the Growth Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance was largely the result of the underlying managers, who were challenged especially in the latter half of 2008 as the credit market collapsed and economic growth halted. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Growth Portfolio’s performance.

40	ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement (continued)

The Board noted that the Moderate Portfolio ranked in the third quartile against its Lipper Performance Universe for both of the one-year and since inception periods reported. The Board and BlackRock reviewed the reasons for the Moderate Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Moderate Portfolio underperformed its Peers in that its performance was below the median of its Lipper Performance Universe in both the one-year and since inception periods reported; however the underperformance was within 10% of the respective Lipper Performance Universe median return for both of the periods during which the Moderate Portfolio underperformed. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Moderate Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Portfolio: The Board, including the Independent Board Members, reviewed each Portfolio contractual advisory fee arrangement compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Portfolio. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that BlackRock will not receive any advisory fees from the Portfolios for its investment advisory service. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit each Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with each Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Portfolio, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar

ANNUAL REPORT	SEPTEMBER 30, 2009	41

Disclosure of Investment Advisory Agreement (continued)

practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund, on behalf of the Portfolio, for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

42	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 RICs consisting of 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 RICs consisting of 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 RICs consisting of 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	35 RICs consisting of 101 Portfolios	None

ANNUAL REPORT	SEPTEMBER 30, 2009	43

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	35 RICs consisting of 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 RICs consisting of 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

44	ANNUAL REPORT	SEPTEMBER 30, 2009

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Fund. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became Vice President of the Fund.

ANNUAL REPORT	SEPTEMBER 30, 2009	45

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

46	ANNUAL REPORT	SEPTEMBER 30, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	SEPTEMBER 30, 2009	47

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

48	ANNUAL REPORT	SEPTEMBER 30, 2009

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-9/09-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Enhanced Income Portfolio of BlackRock Funds II ANNUAL REPORT | SEPTEMBER 30, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Citigroup 1-Year Treasury Index for the 12-month period.

•

On September 9, 2009, the Board of Trustees of BlackRock Funds II, on behalf of its series, BlackRock Enhanced Income Portfolio (the “Portfolio”), approved a proposal to close the Portfolio to new and subsequent investments and to liquidate the Portfolio. Accordingly, effective 4:00 p.m. (Eastern Time) on September 14, 2009, the Portfolio was no longer accepting orders from new investors or existing shareholders to purchase Portfolio shares. On November 20, 2009, the net assets of the Portfolio will be liquidated and each investor’s shares will be redeemed at net asset value.

What factors influenced performance?

•

Prior to September 9, 2009, the Portfolio benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit markets. These programs that included the Term Asset-Backed Securities Loan Facility (TALF), Public-Private Investment Program (PPIP) and agency mortgage-backed security (MBS) purchase program provided support to the credit markets and encouraged investors to increase their risk appetite, which resulted in US Treasury obligations underperforming the broader spread markets during 2009. The Portfolio’s out-of-index exposure to non-agency mortgage-backed securities (MBS), short-dated asset-backed securities (ABS), and short-dated, AAA-rated non-agency commercial mortgage-backed securities (CMBS) were among the primary drivers of performance.

Describe recent Portfolio activity.

•	During September, the Portfolio began liquidating positions in preparation for the pending liquidation of the fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Asset-Backed Securities	53%
Non-Agency Mortgage-Backed Securities	34
US Treasury Obligations	12
US Government Sponsored Agency Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%

1	Using the higher of Standard & Poor’s or Moody’s Investor Service rating.

2	Includes US Treasury Obligations and US Government Sponsored Agency Securities which are deemed AAA by the investment advisor.

4	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in bonds diversified among several categories. The Portfolio’s dollar–weighted effective duration will be between 0 and 18 months during normal market conditions.

3	An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing US Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[5]
			1 Year		5 Years		From Inception[6]
			w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.61%	5.67%	1.01%	N/A	1.28%	N/A	1.25%	N/A
Institutional	2.58	5.66	0.86	N/A	1.20	N/A	1.18	N/A
Service	2.15	5.57	0.38	N/A	0.84	N/A	0.89	N/A
Investor A	2.07	5.59	0.62	(2.35)%	0.82	0.21%	0.75	0.20%
Citigroup 1-Year Treasury Index	—	0.69	2.34	N/A	3.59	N/A	3.27	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on March 4, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,056.70	$1.55	$1,000.00	$1,023.56	$1.52
Institutional	$1,000.00	$1,056.60	$1.75	$1,000.00	$1,023.36	$1.72
Service	$1,000.00	$1,055.70	$3.71	$1,000.00	$1,021.46	$3.65
Investor A	$1,000.00	$1,055.90	$3.61	$1,000.00	$1,021.56	$3.55

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for BlackRock, 0.34% for Institutional, 0.72% for Service and 0.70% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	5

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 19, 2004, the Portfolio’s Institutional Share performance results are those of BlackRock Shares restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to March 19, 2004, the Portfolio’s Service Share performance results are those of BlackRock Shares restated to reflect Service Share fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 3.00% and a service fee of 0.25% per year (but no distribution fee). Prior to March 19, 2004, the Portfolio’s Investor A Share performance results are those of BlackRock Shares restated to reflect Investor A Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous page assumes reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolio’s investment advisor waived or reimbursed a portion of the Portfolio’s expenses. Without such waiver and reimbursement, the Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including advisory fees, service fees, and other Portfolio expenses. The expense examples on the previous page (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to the Portfolio and share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolio may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Schedule of Investments (Liquidation Basis) September 30, 2009	(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A2,
4.98%, 7/01/15	$250	$266,191
American Express Issuance Trust, Series 2008-2, Class A,
4.02%, 1/18/11	320	323,329
Ford Credit Auto Owner Trust, Series 2008-A, Class A3A,
3.96%, 4/15/12	345	352,276
Honda Auto Receivables Owner Trust:
Series 2008-1, Class A2, 3.77%, 11/18/09	76	76,203
Series 2007-1, Class A3, 5.10%, 3/18/11	81	82,159
Series 2007-2, Class A3, 5.46%, 5/23/11	44	44,555
Nissan Auto Receivables Owner Trust, Series 2009-1, Class A2,
3.92%, 4/15/11	175	177,541
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2,
5.03%, 3/25/14	248	260,869
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(a)	315	320,162
Series 2006-5, Class A3, 0.53%, 10/25/19(a)	175	174,167
World Omni Auto Receivables Trust, Series 2008-B, Class A2,
4.13%, 3/15/11	111	112,333

Total Asset-Backed Securities — 16.2%		2,189,785

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 10.6%
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A1,
3.88%, 9/11/36	191	193,521
Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class A2,
7.42%, 4/15/10(a)	176	177,798
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B,
7.18%, 11/10/33	293	301,743
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2,
7.72%, 3/15/33(a)	110	110,148
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3,
6.47%, 11/15/35	170	178,723
LB-UBS Commercial Mortgage Trust:
Series 2002-C1, Class A3, 6.23%, 3/15/26	33	32,960
Series 2004-C4, Class A2, 4.57%, 6/15/29(a)	229	229,339
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A1,
4.04%, 2/15/35	205	207,470

Total Non-Agency Mortgage-Backed Securities — 10.6%		1,431,702

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae, Series 2002-39, Class FB,
0.79%, 3/18/32(a)	23	23,161

U.S. Treasury Obligations
U.S. Treasury Notes:
1.00%, 9/30/11	155	155,121
1.38%, 9/15/12	360	359,381

Total U.S. Treasury Obligations — 3.8%		514,502

Total Long-Term Investments (Cost — $4,120,206) — 30.8%		4,159,150

Short-Term Securities
U.S. Treasury Bills,
0.35%, 8/26/10(b)
(Cost — $9,370,125) — 69.5%	9,400	9,371,481

Total Investments (Cost — $13,490,331*) — 100.3%		13,530,631
Liabilities in Excess of Other Assets — (0.3)%		(37,354)

Net Assets — 100.0%		$13,493,277

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$13,490,331

Gross unrealized appreciation	$67,366
Gross unrealized depreciation	(27,066)

Net unrealized appreciation	$40,300

(a)	Variable rate security. Rate shown is as of report date.

(b)	The rate shown is the effective yield at the time of purchase.

See Notes to Financial Statements.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	7

Schedule of Investments (Liquidation Basis) (concluded)

•

Investments in companies considered to be an affiliate of the Portfolio, during the period October 1, 2008 to December 31, 2008 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Sales Cost	Income
Merrill Lynch Mortgage Investors, Inc., Series 07-1, Class A2A	$19,936	$1,643
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	$15,425	$3,772
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A	$2,362	$771
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO)	—	$7,248
Merrill Lynch Mortgage Trust, Series 05-FF6, Class N1	—	$1,045

•	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	$23,154

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$2,189,785	—	$2,189,785
Non-Agency Mortgage-Backed Securities	—	1,431,702	—	1,431,702
U.S. Government Sponsored Agency Securities	—	23,161	—	23,161
U.S. Treasury Obligations	—	514,502	—	514,502
Short-Term Securities	—	9,371,481	—	9,371,481

Total	$—	$13,530,631	$—	$13,530,631

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Asset- Backed Securities
Balance, as of September 30, 2008	$307,957
Accrued discounts/premiums	13
Realized gain/loss	(24,971)
Change in unrealized appreciation/depreciation[1]	18,539
Net purchases/sales	(301,538)
Transfers in/out of Level 3	—

Balance, as of September 30, 2009	$—

1	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

8	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Statement of Assets and Liabilities (Liquidation Basis)

September 30, 2009
Assets
Investments at value (cost — $13,490,331)	$13,530,631
Receivable from advisor	15,733
Capital shares sold receivable	10,576
Interest receivable	13,380
Foreign currency at value (cost — $292)	326
Dividends receivable - affiliated	174
Principal paydown receivable	47
Other assets	7,853

Total assets	13,578,720

Liabilities
Bank overdraft	19,455
Income dividends payable	14,899
Capital shares redeemed payable	1,743
Other affiliates payable	4,680
Officer’s and Trustees’ fees payable	4,340
Service fees payable	637
Other accrued expenses payable	39,689

Total liabilities	85,443

Net Assets	$13,493,277

Net Assets Consist of
Paid-in capital	$17,379,892
Distributions in excess of net investment income	(3,052)
Accumulated net realized loss	(3,923,897)
Net unrealized appreciation/depreciation	40,334

Net Assets	$13,493,277

Net Asset Value
BlackRock – Based on net assets of $4,142,380 and 474,435 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.73

Institutional – Based on net assets of $6,891,582 and 789,958 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.72

Service – Based on net assets of $40,559 and 4,740 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.56

Investor A – Based on net assets of $2,418,756 and 277,460 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.72

See Notes to Financial Statements.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	9

Statement of Operations (Liquidation Basis)

Year Ended September 30, 2009
Investment Income
Interest	$646,055
Dividends	3,474
Interest and dividends - affiliated	37,636

Total income	687,165

Expenses
Investment advisory	92,877
Professional	55,719
Registration	25,169
Administration	17,414
Officer and Trustees	12,174
Custodian	11,564
Transfer agent - class specific	7,873
Service - class specific	6,745
Administration - class specific	5,804
Printing	4,301
Miscellaneous	13,595

Total expenses	253,235
Less fees waived by advisor	(92,877)
Less administration fees waived	(17,414)
Less administration fees waived - class specific	(1,644)
Less transfer agent fees waived - class specific	(245)
Less transfer agent fees reimbursed - class specific	(2,792)
Less fees paid indirectly	(20)
Less expenses reimbursed by advisor	(53,165)

Total expenses after fees waived, reimbursed and fees paid indirectly	85,078

Net investment income	602,087

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(2,481,842)
Options written	21,408
Financial futures contracts and swaps	91,288
Foreign currency	517

(2,368,629)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	2,194,245
Investments - affiliated	(67,052)
Options written	2,145
Financial futures contracts and swaps	(12,749)
Foreign currency	2,529

2,119,118

Total realized and unrealized loss	(249,511)

Net Increase in Net Assets Resulting from Operations	$352,576

See Notes to Financial Statements.

10	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year Ended September 30,
	2009[1]	2008
Operations
Net investment income	$602,087	$1,192,292
Net realized loss	(2,368,629)	(395,427)
Net change in unrealized appreciation/depreciation	2,119,118	(2,011,588)

Net increase (decrease) in net assets resulting from operations	352,576	(1,214,723)

Dividends to Shareholders From
Net investment income:
BlackRock	(116,401)	(293,274)
Institutional	(480,307)	(898,782)
Service	(1,373)	(1,783)
Investor A	(61,627)	(30,763)

Decrease in net assets resulting from dividends to shareholders	(659,708)	(1,224,602)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(10,043,685)	(12,946,297)

Net Assets
Total decrease in net assets	(10,350,817)	(15,385,622)
Beginning of year	23,844,094	39,229,716

End of year	$13,493,277	$23,844,094

Distributions in excess of net investment income	$(3,052)	$(41,502)

1	Liquidation basis.

See Notes to Financial Statements.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	11

Financial Highlights

	BlackRock
	Year Ended September 30,
	2009[5]	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.90	$9.79	$9.85	$9.86	$9.94

Net investment income[1]	0.23	0.43	0.47	0.40	0.29
Net realized and unrealized gain (loss)	(0.15)	(0.89)	(0.06)	0.00 [2]	(0.08)

Net increase (decrease) from investment operations	0.08	(0.46)	0.41	0.40	0.21

Dividends from net investment income	(0.25)	(0.43)	(0.47)	(0.41)	(0.29)

Net asset value, end of year	$8.73	$8.90	$9.79	$9.85	$9.86

Total Investment Return[3]
Based on net asset value	1.01%	(4.88)%	4.22%	4.16%	2.15%

Ratios to Average Net Assets
Total expenses	1.08%	0.94%	0.74%	0.69%	0.72%

Total expenses after fees waived, reimbursed and paid indirectly	0.30%	0.34%	0.31%	0.30%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.70%	4.55%	4.71%	4.09%	2.94%

Supplemental Data
Net assets, end of year (000)	$4,142	$4,099	$20,165	$18,172	$23,641

Portfolio turnover	101%	56%[4]	68%	108%	147%

	Institutional
	Year Ended September 30,
	2009[5]	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.90	$9.78	$9.85	$9.86	$9.94

Net investment income[1]	0.22	0.41	0.46	0.40	0.27
Net realized and unrealized gain (loss)	(0.15)	(0.87)	(0.07)	0.00 [2]	(0.07)

Net increase (decrease) from investment operations	0.07	(0.46)	0.39	0.40	0.20

Dividends from net investment income	(0.25)	(0.42)	(0.46)	(0.41)	(0.28)

Net asset value, end of year	$8.72	$8.90	$9.78	$9.85	$9.86

Total Investment Return[3]
Based on net asset value	0.86%	(4.83)%	4.09%	4.11%	2.05%

Ratios to Average Net Assets
Total expenses	1.02%	0.99%	0.74%	0.74%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.33%	0.35%	0.34%	0.36%	0.41%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.33%	0.32%	0.33%	0.36%	0.40%

Net investment income	2.63%	4.34%	4.67%	4.04%	2.74%

Supplemental Data
Net assets, end of year (000)	$6,892	$17,755	$18,934	$31,696	$32,646

Portfolio turnover	101%	56%[4]	68%	108%	147%

See Notes to Financial Statements.

12	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Financial Highlights (concluded)

	Service
	Year Ended September 30,
	2009[5]	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.75	$9.63	$9.70	$9.70	$9.86

Net investment income[1]	0.20	0.38	0.43	0.37	0.27
Net realized and unrealized gain (loss)	(0.18)	(0.87)	(0.07)	0.00 [2]	(0.11)

Net increase (decrease) from investment operations	0.02	(0.49)	0.36	0.37	0.16

Dividends from net investment income	(0.21)	(0.39)	(0.43)	(0.37)	(0.32)

Net asset value, end of year	$8.56	$8.75	$9.63	$9.70	$9.70

Total Investment Return[3]
Based on net asset value	0.38%	(5.23)%	3.74%	3.94%	1.66%

Ratios to Average Net Assets
Total expenses	1.74%	1.51%	1.66%	1.29%	1.09%

Total expenses after fees waived, reimbursed and paid indirectly	0.69%	0.73%	0.75%	0.74%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.69%	0.70%	0.74%	0.74%	0.71%

Net investment income	2.41%	4.04%	4.34%	3.80%	2.77%

Supplemental Data
Net assets, end of year (000)	$41	$40	$43	$21	$49

Portfolio turnover	101%	56%[4]	68%	108%	147%

	Investor A
	Year Ended September 30,
	2009[5]	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.89	$9.77	$9.84	$9.85	$9.93

Net investment income[1]	0.20	0.34	0.42	0.35	0.28
Net realized and unrealized gain (loss)	(0.15)	(0.83)	(0.07)	0.00 [2]	(0.12)

Net increase (decrease) from investment operations	0.05	(0.49)	0.35	0.35	0.16

Dividends from net investment income	(0.22)	(0.39)	(0.42)	(0.36)	(0.24)

Net asset value, end of year	$8.72	$8.89	$9.77	$9.84	$9.85

Total Investment Return[3]
Based on net asset value	0.62%	(5.15)%	3.65%	3.65%	1.62%

Ratios to Average Net Assets
Total expenses	1.56%	1.31%	1.24%	3.19%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly	0.69%	0.60%	0.74%	0.79%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.69%	0.60%	0.73%	0.79%	0.71%

Net investment income	2.23%	3.67%	4.25%	3.72%	2.77%

Supplemental Data
Net assets, end of year (000)	$2,419	$1,950	$88	$52	$2

Portfolio turnover	101%	56%[4]	68%	108%	147%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

5	Liquidation basis.

See Notes to Financial Statements.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	13

Notes to Financial Statements (Liquidation Basis)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 33 registered portfolios. These financial statements relate to the Fund’s BlackRock Enhanced Income Portfolio (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service and Investor A Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures.

On September 9, 2009, the Fund’s Board of Trustees (the “Board”) approved a proposal to close the Portfolio to new investors and liquidate the Portfolio. On or about November 20, 2009, all of the assets of the Portfolio will be liquidated completely, each investor’s shares will be redeemed at net asset value on the date of liquidation, and the Portfolio will then be terminated. In connection with liquidation, the Portfolio adopted the liquidation basis of accounting, which among other things, requires the Portfolio to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Portfolio to the extent that they are reasonably determinable.

Effective September 14, 2009, the Portfolio no longer accepted orders from new investors or existing shareholders to purchase Portfolio shares.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair values of asset-backed and mortgage-backed securities are estimated based on models. The models consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolio’s pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

14	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Notes to Financial Statements (Liquidation Basis) (continued)

The Portfolio reports foreign currency related transactions as components of realized gains/losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Portfolio invests a portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities that represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investments in IOs.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio segregate assets in connection with certain investments (e.g., swaps, written options, foreign currency exchange contracts and financial futures contracts) the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Portfolio may also be required to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Portfolio amortizes all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains paid by the Portfolio are recorded on the ex-dividend date.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	15

Notes to Financial Statements (Liquidation Basis) (continued)

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Portfolio’s US federal income tax returns remain open for each of the four years ended September 30, 2009. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: As of September 30, 2009, the Portfolio recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian on the Statement of Operations.

Other: Expenses directly related to the Portfolio or its classes are charged to the Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as interest rate and foreign currency exchange rate risks. Losses may arise if the value of the contract decreases due to an unfavorable change in the value of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Portfolio and its counterparties. The ISDA Master Agreement allows the Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Portfolio’s maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolio. For over-the counter purchased options, the Portfolio bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Portfolio do not give rise to counterparty credit risk, as written options obligate the Portfolio to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is

16	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Notes to Financial Statements (Liquidation Basis) (continued)

recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the United States dollar.

Options: The Portfolio may purchase and write call and put options to increase or decrease its exposure to underlying instruments (interest rate risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing or selling a security at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options.

Swaps: The Portfolio may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Interest rate swaps — The Portfolio may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure*:

The Effect of Derivative Instruments on the Statement of Operations

Year Ended September 30, 2009

Net Realized Gain (Loss) From

Foreign currency exchange contracts:
Foreign currency exchange contracts	$21,443
Interest rate contracts:
Financial futures contracts	72,530
Options**	22,415
Swaps	18,758

Total	$135,146

Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange contracts:
Foreign currency exchange contracts	$2,552
Interest rate contracts:
Financial futures contracts	(13,921)
Options**	2,145
Swaps	1,172

Total	$(8,052)

*	As of September 30, 2009 there were no financial futures contracts, foreign currency exchange contracts, options or swaps outstanding. During the year ended September 30, 2009, the Portfolio had limited activity in these transactions.

**	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	17

Notes to Financial Statements (Liquidation Basis) (continued)

acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of 0.40% of average daily value of the Portfolio’s net assets.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until February 1, 2010 in order to limit expenses. This agreement is reviewed annually by the Board. As of September 30, 2009, expense limitations as a percentage of net assets were as follows:

Share Classes
BlackRock	Institutional	Service	Investor A
0.30%	0.40%	0.75%	0.80%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by he Portfolio to the Manager.

The Fund, on behalf of the Portfolio, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

Service Fee
Service	0.25%
Investor A	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder related services to the Portfolio. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder related services to Service and Investor A shareholders.

For the year ended September 30, 2009, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares of $642.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates, including Merrill Lynch from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) provided the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Portfolio paid $941 in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

PNCGIS and the Manager act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

18	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Notes to Financial Statements (Liquidation Basis) (continued)

The Manager maintains a call center which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended September 30, 2009, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Share Classes
BlackRock	Institutional	Service	Investor A	Total
—	$137	$34	$298	$469

For the year ended September 30, 2009, the following chart shows the various types of class specific expenses borne directly by each class of the Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
	BlackRock	Institutional	Service	Investor A	Total
Administration Fees	$997	$4,138	$14	$655	$5,804
Administration Fees Waived	$(987)	$(528)	$(3)	$(126)	$(1,644)
Service Fees	—	—	$134	$6,611	$6,745
Transfer Agent Fees	$28	$2,551	$218	$5,076	$7,873
Transfer Agent Fees Waived	—	$(56)	$(34)	$(155)	$(245)
Transfer Agent Fees Reimbursed	$(24)	$(750)	$(124)	$(1,894)	$(2,792)

If during the Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator.

On September 30, 2009, the amounts subject to possible future recoupment under the expense limitation agreement for 2010 and 2011 are $173,662 and $164,614, respectively. These amounts will expire once the Portfolio liquidates.

Waivers of $171,959 previously recorded by the Portfolio, which were subject to recoupment by the Manager, expired on September 30, 2009.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolio. The income earned for the year ended September 30, 2009, was $3 which is included in interest and dividends — affiliated in the Statement of Operations.

The Portfolio may also receive earnings credits related to cash balances with PNCGIS which are shown in the Statement of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and TBA transactions, excluding short-term and US government securities, for the year ended September 30, 2009 were $12,459,124 and $25,737,922, respectively.

Purchases and sales of US government securities for the year ended September 30, 2009 were $2,571,704 and $2,064,915, respectively.

Written options transactions during the year ended September 30, 2009 are summarized as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	173	$10,501
Options written	7	$2,254	370	20,337
Options expired	—	—	(173)	(10,501)
Options closed	(7)	(2,254)	(370)	(20,337)

Options outstanding at end of year	—	$—	—	$—

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	19

Notes to Financial Statements (Liquidation Basis) (continued)

LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2009 attributable to foreign currency transactions, net paydown gains (losses), and accounting for swap agreements were reclassified to the following accounts:

Distributions in excess of net investment income	$96,071
Accumulated net realized loss	$(96,071)

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

Ordinary income
9/30/09	$659,708
9/30/08	$1,224,602

As of September 30, 2009, the tax components of accumulated losses were as follows:

Capital loss carryforwards	$(1,722,375)
Net unrealized losses*	(2,164,240)

Total	$(3,886,615)

*	The difference between book-basis and tax-basis net unrealized gain (losses) is attributable primarily to the deferral of post-October capital losses for tax purposes.

As of September 30, 2009, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30
2012	$240,751	*
2013	71,246	*
2014	91,650	*
2015	269,220	*
2016	347,784	*
2017	701,724	*

Total	$1,722,375	*

*	Due to the liquidation of the Portfolio, the capital loss carryforwards were available to offset realized capital gains through the liquidation date.

7. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Statement of Assets and Liabilities.

8. Capital Shares Transactions:

Transactions in shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
BlackRock
Shares sold	240	$449	—	—
Shares issued in reinvestment of dividends	13,686	116,400	20,414	$193,285

Total issued	13,926	116,849	20,414	193,285
Shares redeemed	—	—	(1,620,225)	(15,823,122)

Net increase (decrease)	13,926	$116,849	(1,599,811)	$(15,629,837)

20	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Notes to Financial Statements (Liquidation Basis) (concluded)

(concluded)	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,665,663	$13,921,651	2,060,672	$19,709,835
Shares issued in reinvestment of dividends	240	2,039	137	1,276

Total issued	1,665,903	13,923,690	2,060,809	19,711,111
Shares redeemed	(2,871,601)	(24,535,422)	(2,000,973)	(19,015,008)

Net increase (decrease)	(1,205,698)	$(10,611,732)	59,836	$696,103

Service
Shares sold	32,388	$267,179	2,490	$24,006
Shares issued in reinvestment of dividends	122	1,023	190	1,770

Total issued	32,510	268,202	2,680	25,776
Shares redeemed	(32,390)	(265,918)	(2,490)	(23,901)

Net increase	120	$2,284	190	$1,875

Investor A
Shares sold	2,056,314	$17,446,369	276,029	$2,583,524
Shares issued in reinvestment of dividends	5,949	50,558	3,299	30,272

Total issued	2,062,263	17,496,927	279,328	2,613,796
Shares redeemed	(2,004,236)	(17,048,013)	(68,895)	(628,234)

Net increase	58,027	$448,914	210,433	$1,985,562

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through November 25, 2009, the date the financial statements were issued.

As described in Note 1, the Board approved a proposal to liquidate the Portfolio on November 20, 2009, at which time the net assets of the Portfolio were liquidated and each investor’s shares were redeemed at net asset value.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statement of assets and liabilities (in liquidation), including the schedule of investments (in liquidation), of the BlackRock Enhanced Income Portfolio [one of the thirty-three portfolios constituting the BlackRock Funds II (the “Fund”)], (the “Portfolio”) as of September 30, 2009, and the related statement of operations (in liquidation) for the year then ended, the statement of changes in net assets (in liquidation) for each of the two years in the period then ended, and the financial highlights (in liquidation) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 and 9 to the financial statements, on September 9, 2009, the Board of Trustees approved a proposal to close the Portfolio to new investors and liquidate the Portfolio, which was completed on November 20, 2009. As a result, the Portfolio changed its basis of accounting from the going concern basis to the liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (in liquidation) of the BlackRock Enhanced Income Portfolio of BlackRock Funds II as of September 30, 2009, the results of its operations (in liquidation) for the year then ended, the changes in its net assets (in liquidation) for each of the two years in the period then ended, and the financial highlights (in liquidation) for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America applied on the basis described in the preceding paragraph.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by the BlackRock Enhanced Income Portfolio for the fiscal year ended September 30, 2009:

Interest Related Dividends for Non-U.S. Residents

Month Paid:
October 2008 - January 2009		February 2009 - September 2009
96.03	%*	100.00	%*

Federal Obligation Interest – 11.76%**

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

**	The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

22	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Enhanced Income Portfolio (the “Portfolio”), a series of BlackRock Funds II (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Portfolio, with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to the Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” For simplicity, the Portfolio and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates and significant shareholders provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-year, three-year and since inception periods reported. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, allocations to various spread products drove underperformance for BlackRock’s short duration funds. Exposure to commercial mortgage-backed securities, non-agency residential mortgage-backed securities, financial credits, and consumer asset-backed securities were the primary detractors from performance. The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it

24	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers. The Board also noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit the Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	25

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board and Trustee	Since 1996	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 RICs consisting of 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 RICs consisting of 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 RICs consisting of 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 RICs consisting of 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	35 RICs consisting of 101 Portfolios	None

26	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	35 RICs consisting of 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1       Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2       Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	172 RICs consisting of 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 RICs consisting of 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	172 RICs consisting of 283 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	27

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Fund. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became Vice President of the Fund.

28	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	29

Additional Information (concluded)

Section 19 Notice

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Portfolio’s investment experience during the year and may be subject to changes based on the tax regulations. The Portfolio will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
BlackRock	$0.249331591	—	—	$0.249331591	100%	0%	0%	100%
Institutional	$0.246471930	—	—	$0.246471930	100%	0%	0%	100%
Service	$0.214924181	—	—	$0.214924181	100%	0%	0%	100%
Investor A	$0.216270183	—	—	$0.216270183	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Equity Dividend Fund	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK ENHANCED INCOME PORTFOLIO	SEPTEMBER 30, 2009	31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-3/09-SAR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Aggressive Growth Prepared Portfolio	$29,100	$28,900	$0	$0	$6,100	$6,100	$1,028	$1,049
Bond Portfolio	$33,000	$30,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Conservative Prepared Portfolio	$29,100	$28,900	$0	$0	$6,100	$6,100	$1,028	$1,049
Enhanced Income Portfolio	$28,300	$25,300	$0	$0	$6,100	$6,100	$1,028	$1,049
GNMA Portfolio	$33,100	$30,100	$0	$0	$6,100	$6,100	$1,028	$1,049
Government Income Portfolio	$33,000	$30,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Growth Prepared Portfolio	$29,100	$28,900	$0	$0	$6,100	$6,100	$1,028	$1,049
High Yield Bond Portfolio	$33,000	$30,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Inflation Protected Bond Portfolio	$28,300	$25,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Intermediate Government Bond Portfolio	$33,000	$30,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Long Duration Bond Portfolio	$38,000	$35,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Low Duration Bond Portfolio	$33,000	$30,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Managed Income Portfolio	$33,100	$30,100	$0	$0	$6,100	$6,100	$1,028	$1,049
Moderate Prepared Portfolio	$29,100	$28,900	$0	$0	$6,100	$6,100	$1,028	$1,049
Total Return Portfolio II	$33,100	$30,100	$0	$0	$6,100	$6,100	$1,028	$1,049

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Aggressive Growth Prepared Portfolio	$414,628	$412,149
Bond Portfolio	$414,628	$412,149
Conservative Prepared Portfolio	$414,628	$412,149
Enhanced Income Portfolio	$414,628	$412,149
GNMA Portfolio	$414,628	$412,149
Government Income Portfolio	$414,628	$412,149
Growth Prepared Portfolio	$414,628	$412,149
High Yield Bond Portfolio	$414,628	$412,149
Inflation Protected Bond Portfolio	$414,628	$412,149
Intermediate Government Bond Portfolio	$414,628	$412,149
Long Duration Bond Portfolio	$414,628	$412,149
Low Duration Bond Portfolio	$414,628	$412,149
Managed Income Portfolio	$414,628	$412,149
Moderate Prepared Portfolio	$414,628	$412,149
Total Return Portfolio II	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: November 20, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: November 20, 2009